[LOGO OF BEAR & BULL (R)]

                                                       PROFUNDS(R)

                                                 Not Just funds, ProFunds(SM)

                                                 CLASSIC PROFUNDS VP

                                                 Bull
                                                 Small-Cap
                                                 Dow 30
                                                 OTC
                                                 Large-Cap Value
                                                 Large-Cap Growth
                                                 Mid-Cap Value
                                                 Mid-Cap Growth
                                                 Small-Cap Value
                                                 Small-Cap Growth
                                                 Asia 30
                                                 Europe 30
                                                 Japan

                                                 ULTRA PROFUNDS VP

                                                 UltraBull
                                                 UltraMid-Cap
                                                 UltraSmall-Cap
                                                 UltraOTC

                                                 INVERSE PROFUNDS VP

                                                 Bear
                                                 Short Mid-Cap
                                                 Short Small-Cap
                                                 Short Dow 30
                                                 Short OTC

                                                 SECTOR PROFUNDS VP

                                                 Banks
                                                 Basic Materials
                                                 Biotechnology
                                                 Consumer Goods
                                                 Consumer Services
                                                 Financials
                                                 Health Care
                                                 Industrials
                                                 Internet
                                                 Oil & Gas
                                                 Pharmaceuticals
                                                 Precious Metals
                                                 Real Estate
                                                 Semiconductor
                                                 Technology
                                                 Telecommunications
                                                 Utilities

                                                 BOND BENCHMARKED
                                                 PROFUNDS VP

                                                 U.S. Government Plus
                                                 Rising Rates Opportunity

                                                 PROFUND VP MONEY MARKET

PROSPECTUS

May 1, 2006

This Prospectus should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This Prospectus may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                       This Page Intentionally Left Blank

         TABLE OF CONTENTS

 4          PROFUNDS VP OVERVIEW

 7          STRATEGIES AND RISKS

17          CLASSIC PROFUNDS VP

18             Bull
19             Small-Cap
20             Dow 30
21             OTC
22             Large-Cap Value
23             Large-Cap Growth
24             Mid-Cap Value
25             Mid-Cap Growth
26             Small-Cap Value
27             Small-Cap Growth
28             Asia 30
29             Europe 30
30             Japan

31          ULTRA PROFUNDS VP
32             UltraBull
33             UltraMid-Cap
34             UltraSmall-Cap
35             UltraOTC

37          INVERSE PROFUNDS VP
38             Bear
39             Short Mid-Cap
40             Short Small-Cap
41             Short Dow 30
42             Short OTC

43          SECTOR PROFUNDS VP
44             Banks
45             Basic Materials
46             Biotechnology
47             Consumer Goods
48             Consumer Services
49             Financials
50             Health Care
51             Industrials
52             Internet
53             Oil & Gas
54             Pharmaceuticals
55             Precious Metals
56             Real Estate
57             Semiconductor
58             Technology
59             Telecommunications
60             Utilities

61          BOND BENCHMARKED PROFUNDS VP
62             U.S. Government Plus
63             Rising Rates Opportunity

65          PROFUND VP MONEY MARKET

69          GENERAL PROFUNDS VP INFORMATION

73          PROFUNDS MANAGEMENT

77          FINANCIAL HIGHLIGHTS

    [LOGO OF BEAR & BULL (R)]
           PROFUNDS(R)

                              PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP
Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                                      DAILY BENCHMARK      TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bull                 S&P 500 Index(R)                           Match (100%)         Diverse, widely traded, large capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap            Russell 2000(R)Index                       Match (100%)         Diverse, small capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Dow 30               Dow Jones Industrial Average               Match (100%)         Diverse, widely traded, large capitalization
-----------------------------------------------------------------------------------------------------------------------------------
OTC                  NASDAQ-100 Index(R)                        Match (100%)         Large capitalization, non-financial companies
                                                                                     listed on The NASDAQ Stock Market
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value      S&P 500/Citigroup Value Index              Match (100%)         Diverse, widely traded, large capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth     S&P 500/Citigroup Growth Index             Match (100%)         Diverse, widely traded, large capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value        S&P MidCap 400/Citigroup Value Index       Match (100%)         Diverse, widely traded, mid-capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth       S&P MidCap 400/Citigroup Growth Index      Match (100%)         Diverse, widely traded, mid-capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value      S&P SmallCap 600/Citigroup Value Index     Match (100%)         Diverse, small capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth     S&P SmallCap 600/Citigroup Growth Index    Match (100%)         Diverse, small capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Asia 30              ProFunds Asia 30 Index                     Match (100%)         Companies whose principal offices are located
                                                                                     in countries of the Asia/Pacific region,
                                                                                     excluding Japan, whose securities are traded
                                                                                     in the U.S.
-----------------------------------------------------------------------------------------------------------------------------------
Europe 30            ProFunds Europe 30 Index                   Match (100%)         Companies whose principal offices are located
                                                                                     in European countries, whose securities are
                                                                                     traded in the U.S.
-----------------------------------------------------------------------------------------------------------------------------------
Japan                Nikkei 225 Stock Average                   Match (100%)         Large capitalization, widely traded Japanese
                                                                                     stocks

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that double (200%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                                      DAILY BENCHMARK      TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
UltraBull            S&P 500 Index                              Double (200%)        Diverse, widely traded, large capitalization
-----------------------------------------------------------------------------------------------------------------------------------
UltraMid-Cap         S&P MidCap 400 Index                       Double (200%)        Diverse, widely traded, mid-capitalization
-----------------------------------------------------------------------------------------------------------------------------------
UltraSmall-Cap       Russell 2000 Index                         Double (200%)        Diverse, small capitalization
-----------------------------------------------------------------------------------------------------------------------------------
UltraOTC             NASDAQ-100 Index                           Double (200%)        Large capitalization, non-financial companies
                                                                                     listed on The NASDAQ Stock Market

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                                      DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bear                 S&P 500 Index                              100% of the Inverse   Diverse, widely traded, large capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Short Mid-Cap        S&P MidCap 400 Index                       100% of the Inverse   Diverse, widely traded, mid-capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Short Small-Cap      Russell 2000 Index                         100% of the Inverse   Diverse, small capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Short Dow 30         Dow Jones Industrial Average               100% of the Inverse   Diverse, widely traded, large capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Short OTC            NASDAQ-100 Index                           100% of the Inverse   Large capitalization, non-financial companies
                                                                                      listed on The NASDAQ Stock Market

(1)A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All non-money market ProFunds VP utilize the performance of an index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily price performance of the S&P 500 Index(R).

4 < ProFunds VP Overview

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
ProFund VP           Index                                      Daily Benchmark      Types of Companies in Index
-----------------------------------------------------------------------------------------------------------------------------------
Banks                Dow Jones U.S. Banks Index                 Match (100%)         Securities representing the banking industry
                                                                                     in the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials      Dow Jones U.S. Basic Materials Index       Match (100%)         Securities within the basic materials sector
                                                                                     in the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology        Dow Jones U.S. Biotechnology Index         Match (100%)         Securities representing the biotechnology
                                                                                     industry in the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Goods       Dow Jones U.S. Consumer Goods Index        Match (100%)         Securities within the consumer goods industry
                                                                                     in the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Services    Dow Jones U.S. Consumer Services Index     Match (100%)         Securities within the consumer services
                                                                                     industry in the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Financials           Dow Jones U.S. Financials Index            Match (100%)         Securities within the financial sector in the
                                                                                     U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Health Care          Dow Jones U.S. Health Care Index           Match (100%)         Securities within the health care sector
                                                                                     in the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Industrials          Dow Jones U.S. Industrials Index           Match (100%)         Securities within the industrial sector of
                                                                                     the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Internet             Dow Jones Composite Internet Index         Match (100%)         U.S. equity securities of companies that
                                                                                     generate the majority of their revenue from
                                                                                     the Internet
-----------------------------------------------------------------------------------------------------------------------------------
Oil & Gas            Dow Jones U.S. Oil & Gas Index             Match (100%)         Securities within the oil and gas sector in
                                                                                     the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals      Dow Jones U.S. Pharmaceuticals Index       Match (100%)         Securities representing the pharmaceuticals
                                                                                     industry in the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Precious Metals      Dow Jones Precious Metals Index            Match (100%)         Securities of companies involved in the mining
                                                                                     of precious metals
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate          Dow Jones U.S. Real Estate Index           Match (100%)         Securities representing the real estate
                                                                                     industry in the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductor        Dow Jones U.S. Semiconductor Index         Match (100%)         Securities representing the semiconductor
                                                                                     industry in the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Technology           Dow Jones U.S. Technology Index            Match (100%)         Securities within the technology sector in the
                                                                                     U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications   Dow Jones U.S. Telecommunications Index    Match (100%)         Securities within the telecommunications
                                                                                     sector in the U.S. equity market
-----------------------------------------------------------------------------------------------------------------------------------
Utilities            Dow Jones U.S. Utilities Index             Match (100%)         Securities within the utilities sector in the
                                                                                     U.S. equity market

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price performance, or the inverse daily price performance of the most recently issued 30-year U.S. Treasury Bond.

-----------------------------------------------------------------------------------------------------------------------------------
ProFund VP           Security                                   Daily Benchmark      Description of Security or Index
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government      Most recently issued 30-year                    125%            U.S. Treasury securities
 Plus                U.S. Treasury Bond
-----------------------------------------------------------------------------------------------------------------------------------
Rising Rates         Most recently issued 30-year              125% of the Inverse   U.S. Treasury securities
 Opportunity         U.S. Treasury Bond
-----------------------------------------------------------------------------------------------------------------------------------

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

                                                        ProFunds VP Overview > 5

                       This Page Intentionally Left Blank

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

"IN SEEKING TO ACHIEVE EACH NON-MONEY MARKET PROFUND VP'S INVESTMENT OBJECTIVE, PROFUND ADVISORS TAKES POSITIONS IN SECURITIES AND OTHER FINANCIAL INSTRUMENTS THAT PROFUND ADVISORS BELIEVES, IN COMBINATION, SHOULD SIMULATE THE DAILY MOVEMENT OF ITS BENCHMARK."

                                            ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except PROFUND VP MONEY MARKET, which is described later in this Prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each non-money market ProFund VP's investment objective, ProFund Advisors LLC ("ProFund Advisors" or the "Advisor"):

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the ProFund VP should hold to simulate the performance of the ProFund VP's benchmark;

 > takes positions in securities and other financial instruments that ProFund
   Advisors believes, in combination, should simulate the daily movement of the ProFund VP's benchmark;

 > may not have investment exposure to all securities or components in the index underlying the ProFund VP's benchmark, or the ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of securities and financial instruments in pursuing the ProFund VP's investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the ProFund VP's benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 > may invest in securities or instruments, including money market instruments and other income producing instruments that are not included in the index underlying the ProFund VP's benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark. Each ProFund VP does not seek to provide correlation with its benchmark over a period of time greater than one day. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, all MID-CAP, SMALL-CAP, LARGE-CAP and DOW 30 PROFUNDS VP, PROFUND VP OTC, PROFUND VP ASIA 30, PROFUND VP EUROPE 30, PROFUND VP JAPAN, PROFUND VP ULTRAOTC, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. Active trading in ProFund VP shares could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. The ProFunds' investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in these instruments. Such instruments, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund VP's benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired. These and other risks associated with such techniques are described elsewhere in this section, such as under liquidity risk, interest rate risk, credit risk and counterparty risk.

CONCENTRATION RISK (ProFund VP Asia 30, ProFund VP Dow 30, ProFund VP Short Dow 30 and all Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in

8 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, particularly with respect to the Sector ProFunds, a fund may have significant exposure to an individual company that constitutes a significant portion of that fund's benchmark index. As a result, such a fund will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index. Each of PROFUND VP LARGE-CAP VALUE, PROFUND VP LARGE-CAP GROWTH, PROFUND VP SHORT SMALL-CAP, PROFUND VP SHORT MID-CAP, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a ProFund VP may invest in securities or financial instruments not included in the index underlying its benchmark. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. Each ULTRA, INVERSE, SECTOR AND PROFUNDS VP RISING RATES OPPORTUNITY seeks to rebalance its portfolio daily to keep leverage consistent with each Fund's daily investment objective. Therefore, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of the index underlying their benchmarks or the inverse thereof, as appropriate.

COUNTERPARTY RISK (All ProFunds VP except ProFund VP Money Market). The
ProFunds VP will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors VP to be of comparable quality.

CREDIT RISK (All ProFunds VP). Credit risk is the risk that an issuer or guarantor of a security or a counterparty to a financial instrument may default on its payment obligations or experience a decline in credit quality. Changes in a debt issuer's credit rating may affect a debt instrument's value and, thus, impact Fund performance. The ProFunds VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties to transactions in financial instruments. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (Bond Benchmarked ProFunds VP and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest risk, credit rates and other factors. Typically, the value of outstanding debt instruments fall when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices, such as PROFUND VP U.S. GOVERNMENT PLUS.

EARLY CLOSE/TRADING HALT RISK (All ProFunds VP except ProFund VP Money Market). An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

EQUITY RISK (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund VP to decrease. THE INVERSE PROFUNDS VP respond differently to these risks than funds that are positively correlated to the equity markets.

FOREIGN CURRENCY RISK (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Precious Metals) Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

FOREIGN INVESTMENT RISK (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP Precious Metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, including the effects of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments

                                            ProFunds VP Strategies and Risks > 9

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

purchased by a ProFund VP may be impacted by fluctuations in foreign currencies, as described under Foreign Currency Risk above.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP Precious Metals). Certain ProFunds VP that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

GROWTH INVESTING RISK (ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INTEREST RATE RISK (Bond Benchmarked ProFunds VP and ProFund VP Money Market). Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP and ProFunds VP Rising Rates Opportunity). ProFunds VP benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Ultra ProFunds VP, Sector ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. While only certain ProFunds VP employ leverage, all of the ProFunds VP (except PROFUND VP MONEY MARKET) may use leveraged investment techniques for investment purposes. The ProFunds VP that employ leverage will normally lose more money in adverse market environments than funds that do not employ leverage. A falling market is considered an adverse market environment for the CLASSIC PROFUNDS VP, ULTRA PROFUNDS VP, SECTOR PROFUNDS VP and U.S. GOVERNMENT PLUS PROFUND VP. A rising market is considered an adverse market environment for the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY PROFUND VP. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose objective          Fund B: A fund whose objective
is to seek daily investment             is to seek daily investment
results, before fees and expenses,      results, before fees and
that correspond to the daily            expenses, that correspond to
performance of an index.    `           twice (200%) the daily performance
                                        of an index.

On Day 1, each Fund's benchmark index increases in value 1% which causes a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which causes a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security. In addition, a ProFund VP may not be able to pay redemption proceeds within the time periods described in this Prospectus as a result of unusual market conditions, an unusually high volume of redemption requests or other reasons.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. ProFunds VP, other than the INVERSE PROFUNDS VP, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP Short Mid-Cap, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Mid-cap companies may have limited product lines or resources and may be dependant upon a particular market niche.

NON-DIVERSIFICATION RISK (All ProFunds VP except ProFund VP Money Market). The non-money market ProFunds VP have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

PORTFOLIO TURNOVER RISK (All ProFunds VP except ProFund VP Money Market). Each Fund's strategy may involve high portfolio turnover to rebalance the Fund's investment exposure.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

10 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to achieve investment exposure consistent with its investment objective. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP UltraSmall-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute for securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid, than the stocks of larger companies. Liquidating positions in small-cap companies could become difficult in turbulent market conditions. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP OTC, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole.

VALUE INVESTING RISK (ProFund VP Large-Cap Value, ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced or overvalued. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole.

VOLATILITY RISK (Ultra ProFunds VP, Sector ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP most subject to volatility risk seek to provide a daily investment result that corresponds to a multiple or the inverse multiple of the performance of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts and definitions that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs),
   Global Depositary Receipts (GDRs), and New York Shares (NYSs).

    o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

    o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

    o A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instrument are very similar. NYSs are used primarily by Dutch companies.

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. The ProFunds VP (excluding PROFUND VP MONEY MARKET) may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques

                                           ProFunds VP Strategies and Risks > 11

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

   and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES OR FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the components in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

 > SELLING SHORT entails selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2006, the S&P 500 Index included companies with capitalizations between $815.2 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $24.2 billion.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a float-adjusted capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2006, the S&P MidCap 400 Index included companies with capitalizations between $438.3 million and $16.1 billion. The average capitalization of the companies comprising the Index was approximately $3.1 billion.

The RUSSELL 2000 INDEX is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of March 31, 2006, the Russell 2000 Index included companies with capitalizations between $19.6 million and $5.7 billion. The average capitalization of the companies comprising the Index was approximately $843.9 million.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of March 31, 2006, the NASDAQ-100 Index included companies with capitalizations between $3.7 billion and $281.2 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion.

12 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

The DOW JONES INDUSTRIAL AVERAGE ("DJIA") is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks, instead, the index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component's core business. When such an event necessitates that one component be replaced, the entire index is reviewed. As of March 31, 2006, the Dow Jones Industrial Average Index included companies with capitalizations between $12.0 billion and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $125.7 billion.

The S&P 500/CITIGROUP VALUE INDEX is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. As of March 31, 2006, the S&P 500/Citigroup Value Index included companies with capitalizations between $815.2 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $23.1 billion.

The S&P 500/CITIGROUP GROWTH INDEX is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. As of March 31, 2006, the S&P 500/Citigroup Growth Index included companies with capitalizations between $1.7 billion and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $27.3 billion.

The S&P MIDCAP 400/CITIGROUP VALUE INDEX is designed to provide a comprehensive measure of mid-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum. As of March 31, 2006, the S&P MidCap 400/Citigroup Value Index included companies with capitalizations between $438.3 million and $13.3 billion. The average capitalization of the companies comprising the Index was approximately $2.8 billion.

The S&P MIDCAP 400/CITIGROUP GROWTH INDEX is designed to provide a comprehensive measure of mid-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum. As of March 31, 2006, the S&P MidCap 400/Citigroup Growth Index included companies with capitalizations between $590.3 million and $16.1 billion. The average capitalization of the companies comprising the Index was approximately $3.7 billion.

The S&P SMALLCAP 600/CITIGROUP VALUE INDEX is designed to provide a comprehensive measure of small-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2006, the S&P SmallCap 600/Citigroup Value Index included companies with capitalizations between $60.5 million and $4.6 billion. The average capitalization of the companies comprising the Index was approximately $944.4 million.

The S&P SMALLCAP 600/CITIGROUP GROWTH INDEX is designed to provide a comprehensive measure of small-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the growth end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2006, the S&P SmallCap 600/Citigroup Growth Index included companies with capitalizations between $108.9 million and $4.6 billion. The average capitalization of the companies comprising the Index was approximately $1.2 billion.

The PROFUNDS ASIA 30 INDEX, created by ProFund Advisors, is composed of companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2006, the ProFunds Asia 30 Index included companies with capitalizations between $88.4 million and $186.9 billion. The average capitalization of the companies comprising the Index was approximately $24.8 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2006, the ProFunds Europe 30 Index included companies with capitalizations between $361.8 million and $233.7 billion. The average capitalization of the companies comprising the Index was approximately $69.4 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The NIKKEI 225 STOCK AVERAGE ("NIKKEI") is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei is calculated from the prices of the 225 Tokyo Stock Exchange ("TSE") First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index's historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the

                                           ProFunds VP Strategies and Risks > 13

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Index. As of March 31, 2006, the Nikkei 225 Stock Average included companies with capitalizations between $551.5 million and $197.1 billion. The average capitalization of the companies comprising the Index was approximately $13.5 billion.

PROFUNDS EUROPE INDEX ("PEI") is a combined measure of European stock performance created by ProFund Advisors from the leading stock indices of Europe's three largest economies giving equal weight to each index each day. The PEI averages the daily U.S. dollar results of the following three indices:

    o The Financial Times Stock Exchange 100 Index - A capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange;

    o The Deutsche Aktienindex - A total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange; and

    o The CAC-40 - A capitalization-weighted index of 40 companies listed on the Paris Stock Exchange.

The DOW JONES U.S. BANKS INDEX measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks, engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of March 31, 2006, the Dow Jones U.S. Banks Index included companies with capitalizations between $339.5 million and $238.9 billion. The average capitalization of the companies comprising the Index was approximately $13.9 billion.

The DOW JONES U.S. BASIC MATERIALS INDEX measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of March 31, 2006, the Dow Jones U.S. Basic Materials Index included companies with capitalizations between $110.9 million and $39.2 billion. The average capitalization of the companies comprising the Index was approximately $5.5 billion.

The DOW JONES U.S. BIOTECHNOLOGY INDEX measures the performance of the biotechnology subsector of the U.S. equity market. Component companies engaged in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of March 31, 2006, the Dow Jones U.S. Biotechnology Index included companies with capitalizations between $137.2 million and $89.8 billion. The average capitalization of the companies comprising the Index was approximately $6.1 billion.

The DOW JONES U.S. CONSUMER GOODS INDEX measures the performance of the consumer goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and nondurable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of March 31, 2006, the Dow Jones U.S. Consumer Goods Index included companies with capitalizations between $335.6 million and $189.5 billion. The average capitalization of the companies comprising the Index was approximately $8.0 billion.

The DOW JONES U.S. CONSUMER SERVICES INDEX measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of March 31, 2006, the Dow Jones U.S. Consumer Services Index included companies with capitalizations between $329.1 million and $122.0 billion. The average capitalization of the companies comprising the Index was approximately $7.1 billion.

The DOW JONES U.S. FINANCIALS INDEX measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2006, the Dow Jones U.S. Financials Index included companies with capitalizations between $295.7 million and $238.9 billion. The average capitalization of the companies comprising the Index was approximately $10.0 billion.

The DOW JONES U.S. HEALTH CARE INDEX measures the performance of the health care industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2006, the Dow Jones U.S. Health Care Index included companies with capitalizations between $137.2 million and $185.3 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion.

The DOW JONES U.S. INDUSTRIALS INDEX measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2006, the Dow Jones U.S. Industrials Index included companies with capitalizations between $234.4 million and $368.9 billion. The average capitalization of the companies comprising the Index was approximately $7.2 billion.

The DOW JONES COMPOSITE INTERNET INDEX measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce - companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services - companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of March 31, 2006, the Dow
Jones Composite Internet Index included companies with capitalizations between $201.3 million and $14.4 billion. The average capitalization of the companies comprising the Index was approximately $3.3 billion.

The DOW JONES U.S. OIL & GAS INDEX measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2006, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $682.8 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $14.4 billion.

The DOW JONES U.S. PHARMACEUTICALS INDEX measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of March 31, 2006, the Dow Jones U.S. Pharmaceuticals Index included companies with capitalizations between $336.8 million and $185.3 billion. The average capitalization of the companies comprising the Index was approximately $26.9 billion.

14 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

The DOW JONES PRECIOUS METALS INDEX measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of March 31, 2006, the Dow Jones Precious Metals Index included companies with capitalizations between $293.8 million and $22.9 billion. The average capitalization of the companies comprising the Index was approximately $7.3 billion.

The DOW JONES U.S. REAL ESTATE INDEX measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2006, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $520.4 million and $18.9 billion. The average capitalization of the companies comprising the Index was approximately $3.8 billion.

The DOW JONES U.S. SEMICONDUCTOR INDEX measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards. As of March 31, 2006, the Dow Jones U.S. Semiconductor Index included companies with capitalizations between $116.1 million and $113.8 billion. The average capitalization of the companies comprising the Index was approximately $5.9 billion.

The DOW JONES U.S. TECHNOLOGY INDEX measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2006, the Dow Jones U.S. Technology Index included companies with capitalizations between $116.1 million and $250.1 billion. The average capitalization of the companies comprising the Index was approximately $8.5 billion.

The DOW JONES U.S. TELECOMMUNICATIONS INDEX measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2006, the Dow Jones U.S. Telecommunications Index included companies with capitalizations between $185.0 million and $106.2 billion. The average capitalization of the companies comprising the Index was approximately $22.2 billion.

The DOW JONES U.S. UTILITIES INDEX measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2006, the Dow Jones U.S. Utilities Index included companies with capitalizations between $906.1 million and $35.5 billion. The average capitalization of the companies comprising the Index was approximately $6.5 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "S&P MidCap 400," "S&P 500/Citigroup Value Index," "S&P 500/Citigroup Growth Index," "S&P MidCap 400," "Standard & Poor's MidCap 400," "S&P SmallCap 600," "Standard & Poor's SmallCap 600," "S&P MidCap 400/Citigroup Growth Index," "S&P MidCap 400/Citigroup Value Index," "S&P SmallCap 600/Citigroup Growth Index" and "S&P Small-Cap 600/Citigroup Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds. "Dow Jones," "Dow 30," "Dow Jones Industrial Average(TM)," "DJIA," and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. "NASDAQ-100(R) Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ"). The "Nikkei Stock Average" is a trademark of Nihon Keizai Shimbun, Inc. "Russell 2000(R)" and "Russell 3000(R)" are a trademark of the Frank Russell Company. "Philadelphia Stock Exchange(R)," "PHLX(R)," "PHLX Gold/Silver Sector(SM)" and "XAU(SM)" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

   o Sponsor, endorse, sell or promote the PROFUNDS VP.
   o Recommend that any person invest in the ProFunds VP or any other securities.
   o Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.
   o Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.
   o Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

    o The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;
    o The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or
    o The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data. Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

                                           ProFunds VP Strategies and Risks > 15

                       This Page Intentionally Left Blank

CLASSIC PROFUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

--------------------------------------------------------------------------------

   CLASSIC PROFUNDS VP

--------------------------------------------------------------------------------

                                                                          DAILY
PROFUND VP               INDEX                                          BENCHMARK
Bull                     S&P 500 Index                                 Match (100%)
Small-Cap                Russell 2000 Index                            Match (100%)
Dow 30                   Dow Jones Industrial Average                  Match (100%)
OTC                      NASDAQ-100 Index                              Match (100%)
Large-Cap Value          S&P 500/Citigroup Value Index                 Match (100%)
Large-Cap Growth         S&P 500/Citigroup Growth Index                Match (100%)
Mid-Cap Value            S&P MidCap 400/Citigroup Value Index          Match (100%)
Mid-Cap Growth           S&P MidCap 400/Citigroup Growth Index         Match (100%)
Small-Cap Value          S&P SmallCap 600/Citigroup Value Index        Match (100%)
Small-Cap Growth         S&P SmallCap 600/Citigroup Growth Index       Match (100%)
Asia 30                  ProFunds Asia 30 Index                        Match (100%)
Europe 30                ProFunds Europe 30 Index                      Match (100%)
Japan                    Nikkei 225 Stock Average                      Match (100%)

                                                        Classic ProFunds VP > 17

--------------------------------------------------------------------------------

   PROFUND VP BULL

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                            -23.98%
2003                                             25.59%
2004                                              8.83%
2005                                              2.74%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Bull                           2.74%        -0.90%           05/01/01
----------------------------------------------------------------------------------
S&P 500 Index(1)                          4.91%         1.40%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.78%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.78%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Bull              $181         $560          $964          $2,095

18 < ProFund VP Bull

--------------------------------------------------------------------------------

   PROFUND VP SMALL-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS OR MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                            -22.44%
2003                                             42.75%
2004                                             16.74%
2005                                              2.81%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Small-Cap                      2.81%        5.16%            05/01/01
----------------------------------------------------------------------------------
Russell 2000 Index(1)                     4.63%        8.47%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.60%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.60%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Small-Cap         $163         $505          $871          $1,900

                                                       ProFund VP Small-Cap > 19

--------------------------------------------------------------------------------

   PROFUND VP DOW 30

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP DOW 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES INDUSTRIAL AVERAGE ("DJIA").

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP DOW 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the DJIA. Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the DJIA and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP DOW 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP DOW 30 will have industry concentrations to approximately the same extent as the DJIA.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP DOW 30 are MARKET RISK, EQUITY RISK, COUNTERPARTY RISK, CREDIT RISK, CONCENTRATION RISK, CORRELATION
RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, ACTIVE INVESTOR RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP DOW 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

PROFUND VP DOW 30 has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP DOW 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.80%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.80%

*"Other Expenses" are based on estimated amounts for the current fiscal year.
 Other Expenses include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP DOW 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                          1 YEAR                    3 YEARS
---------------------------------------------------------------------------
ProFund VP Dow 30                         $183                      $566

20 < ProFund VP Dow 30

--------------------------------------------------------------------------------

   PROFUND VP OTC

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NASDAQ-100 INDEX. Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the counter market and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP OTC may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and TECHNOLOGY INVESTMENT RISK.

For more information on ProFund VP OTC's investment strategies and risks, including a description of the terms in bold, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OTC by showing the variability of PROFUND VP OTC returns from year to year and by comparing average annual total returns of ProFund VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                            -38.62%
2003                                             46.75%
2004                                              8.53%
2005                                              0.18%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP OTC                            0.18%        -10.68%          01/22/01
----------------------------------------------------------------------------------
NASDAQ-100 Index(1)                       1.90%        -8.95%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses*                                                      0.84%
                                                                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.84%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP OTC               $187         $579          $995          $2,159

                                                             ProFund VP OTC > 21

--------------------------------------------------------------------------------

   PROFUND VP LARGE-CAP VALUE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP LARGE-CAP Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/CITIGROUP VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP LARGE-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500/CITIGROUP VALUE INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP LARGE-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP LARGE-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VALUE INVESTING RISK.

For more information on PROFUND VP LARGE-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP LARGE-CAP VALUE by showing the variability of PROFUND VP LARGE-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP LARGE-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2005                                            3.21%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP LARGE-CAP VALUE for one quarter was 2.75% (quarter ended September 30, 2005) and the lowest return was -3.28% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Large-Cap Value                3.21%         8.87%           05/03/04
----------------------------------------------------------------------------------
S&P 500/Citigroup Value Index(1)          5.85%        11.83%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP LARGE-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses*                                                      1.00%
                                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                              2.00%
Fee Waivers/Reimbursements**                                        -0.02%
                                                                    ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                             1.98%

 *"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP LARGE-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Large-Cap Value   $201         $626          $1,076        $2,326

22 < ProFund VP Large-Cap Value

--------------------------------------------------------------------------------

   PROFUND VP LARGE-CAP GROWTH

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP LARGE-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/CITIGROUP GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP LARGE-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500/CITIGROUP GROWTH INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP LARGE-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP LARGE-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP LARGE-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP LARGE-CAP GROWTH by showing the variability of PROFUND VP LARGE-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP LARGE-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2005                                             0.90%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP LARGE-CAP GROWTH for one quarter was 3.09% (quarter ended September 30, 2005) and the lowest return was -2.91% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Large-Cap Growth               0.90%        3.75%            05/03/04
----------------------------------------------------------------------------------
S&P 500/Citigroup Growth Index(1)         4.01%        5.90%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP LARGE-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.94%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.94%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP LARGE-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Large-Cap Growth           $197         $609          $1,047        $2,264

                                                ProFund VP Large-Cap Growth > 23

--------------------------------------------------------------------------------

   PROFUNDS VP MID-CAP VALUE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/CITIGROUP VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/CITIGROUP VALUE INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. ProFund VP Mid-Cap Value may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

THE PRINCIPAL RISKS OF INVESTING IN PROFUND VP MID-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VALUE INVESTING RISK.

For more information on PROFUND VP MID-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MID-CAP VALUE by showing the variability of PROFUND VP MID-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                                             35.74%
2004                                             15.96%
2005                                              8.84%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP VALUE for one quarter was 18.46% (quarter ended June 30,
2003) and the lowest return was -6.80% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS               ONE          SINCE            INCEPTION
As of December 31, 2005                    YEAR         INCEPTION        DATE
-----------------------------------------------------------------------------------
ProFund VP Mid-Cap Value                    8.84%        8.03%           05/01/02
-----------------------------------------------------------------------------------
S&P MidCap 400/Citigroup Value Index(1)    11.58%       11.53%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.87%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.87%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Mid-Cap Value     $190         $588          $1,011        $2,190

24 < ProFund VP Mid-Cap Value

--------------------------------------------------------------------------------

   PROFUND VP MID-CAP GROWTH

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/CITIGROUP GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/CITIGROUP GROWTH INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP MID-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in equity securities or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and GROWTH INVESTING RISK.

For additional information on PROFUND VP MID-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MID-CAP GROWTH by showing the variability of PROFUND VP MID-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                                              27.91%
2004                                              11.08%
2005                                              11.22%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP GROWTH for one quarter was 15.45% (quarter ended June 30,
2003) and the lowest return was -4.06% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                ONE          SINCE            INCEPTION
As of December 31, 2005                     YEAR         INCEPTION        DATE
------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth                   11.22%       5.82%            05/01/02
------------------------------------------------------------------------------------
S&P MidCap 400/Citigroup Growth Index(1)    13.58%       8.69%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.89%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.89%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Mid-Cap Growth             $192         $594          $1,021        $2,212

                                                  ProFund VP Mid-Cap Growth > 25

--------------------------------------------------------------------------------

   PROFUND VP SMALL-CAP VALUE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/CITIGROUP VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/CITIGROUP VALUE INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VALUE INVESTING RISK.

For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by showing the variability of PROFUND VP SMALL-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                                             34.68%
2004                                             20.12%
2005                                              4.00%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value                     4.00%        5.25%            05/01/02
---------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Value Index(1)      6.26%        8.90%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.91%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.91%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Small-Cap Value            $194         $600          $1,032        $2,233

26 < ProFund VP Small-Cap Value

--------------------------------------------------------------------------------

   PROFUND VP SMALL-CAP GROWTH

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/CITIGROUP GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/CITIGROUP GROWTH INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP SMALL-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP SMALL-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP GROWTH by showing the variability of PROFUND VP SMALL-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                             34.32%
2004                                             19.80%
2005                                              7.54%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP GROWTH for one quarter was 16.50% (quarter ended June 30,
2003) and the lowest return was -4.20% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth                    7.54%         8.44%           05/01/02
---------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Growth Index(1)     9.27%        11.15%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.85%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.85%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Small-Cap Growth           $188         $582          $1,001        $2,169

                                                ProFund VP Small-Cap Growth > 27

--------------------------------------------------------------------------------

   PROFUND VP ASIA 30

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ASIA 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS ASIA 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ASIA 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS ASIA 30 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES of Asian companies contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP ASIA 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ASIA 30 will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ASIA 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, FOREIGN INVESTMENT RISK, FOREIGN CURRENCY RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and SMALL-CAP COMPANY INVESTMENT RISK.

To the extent the Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up PROFUND VP ASIA 30'S investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on PROFUND VP ASIA 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ASIA 30 by showing the variability of PROFUND VP ASIA 30 returns from year to year and by comparing average annual total returns of PROFUND VP ASIA 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ASIA 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                                             64.92%
2004                                             -0.54%
2005                                             19.51%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ASIA 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was -8.76% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Asia 30                             19.51%       12.42%           05/01/02
ProFunds Asia 30 Index(1)                      19.01%       13.30%
---------------------------------------------------------------------------------------
MSCI AC Asia Pacific Free Excluding
     Japan Index(1)(2)                         21.05%       19.68%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2)A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ASIA 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.82%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.82%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ASIA 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Asia 30           $185         $573          $985          $2,137

28 < ProFund VP Asia 30

--------------------------------------------------------------------------------

   PROFUND VP EUROPE 30

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, FOREIGN INVESTMENT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and FOREIGN CURRENCY RISK.

For more information on PROFUND VP EUROPE 30's investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of PROFUND VP EUROPE 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2000                                            -12.75%
2001                                            -24.14%
2002                                            -25.76%
2003                                             38.73%
2004                                             14.32%
2005                                              8.09%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE        FIVE      SINCE         INCEPTION
As of December 31, 2005                    YEAR       YEAR      INCEPTION     DATE
---------------------------------------------------------------------------------------
ProFund VP Europe 30                       8.09%      -0.70%    0.54%         10/18/99
ProFunds Europe 30 Index(1)                8.00%      -0.68%    0.24%
---------------------------------------------------------------------------------------
Dow Jones STOXX 50 Index(1)(2)             8.44%       1.48%    4.26%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2)The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.76%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.76%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Europe 30         $179         $554          $954          $2,073

                                                       ProFund VP Europe 30 > 29

--------------------------------------------------------------------------------

   PROFUND VP JAPAN

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP JAPAN seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NIKKEI 225 STOCK AVERAGE.

Since the Japanese markets are not open when PROFUND VP JAPAN values its shares, PROFUND VP JAPAN determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the NIKKEI 225 STOCK AVERAGE.

The PROFUND VP JAPAN seeks to provide a return consistent with an investment in the component equities in the NIKKEI 225 STOCK AVERAGE hedged to U.S. Dollars.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP JAPAN invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NIKKEI 225 STOCK AVERAGE (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP JAPAN may use sampling techniques in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP JAPAN are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, FOREIGN INVESTMENT RISK, EARLY CLOSE/TRADING HALT RISK and PORTFOLIO TURNOVER RISK.

The performance of PROFUND VP JAPAN will depend heavily on how Japanese stock markets perform. When Japanese stock prices fall, investors should generally expect the value of their investment to fall as well. PROFUND VP JAPAN is also subject to valuation time risk. PROFUND VP JAPAN generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Index. The Index is determined prior to the opening of the New York Stock Exchange. As a result, the daily performance correlation of PROFUND VP JAPAN may vary significantly from the closing performance of the Index. However, ProFund Advisors believes that over time PROFUND VP JAPAN'S performance will correlate highly with the movement of the Index.

For more information on PROFUND VP JAPAN'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP JAPAN by showing the variability of PROFUND VP JAPAN returns from year to year and by comparing average annual total returns of PROFUND VP JAPAN to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP JAPAN or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                                             26.78%
2004                                              7.56%
2005                                             41.78%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP JAPAN for one quarter was 19.29% (quarter ended September 30, 2003) and the lowest return was -9.43% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Japan                               41.78%       9.93%            05/01/02
---------------------------------------------------------------------------------------
Nikkei 225 Stock Average - USD terms(1)        23.62%      12.75%
---------------------------------------------------------------------------------------
Nikkei 225 Stock Average - Local (yen) terms   41.53%      10.45%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP JAPAN. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.83%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.83%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP JAPAN with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Japan             $186         $576          $990          $2,148

30 < ProFund VP Japan

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results.

> are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

--------------------------------------------------------------------------------

   ULTRA PROFUNDS VP

--------------------------------------------------------------------------------

                                                                   DAILY
PROFUND VP                 INDEX                                 BENCHMARK
UltraBull                  S&P 500 Index                       Double (200%)
UltraMid-Cap               S&P MidCap 400 Index                Double (200%)
UltraSmall-Cap             Russell 2000 Index                  Double (200%)
UltraOTC                   NASDAQ-100 Index                    Double (200%)

                                                          Ultra ProFunds VP > 31

--------------------------------------------------------------------------------

   PROFUND VP ULTRA BULL

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 INDEX.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                            -36.11%
2003                                             52.93%
2004                                             17.18%
2005                                              2.61%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP UltraBull                           2.61%        -2.35%           01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)                               4.91%        -0.19%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.88%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.88%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP UltraBull         $191         $591          $1,016        $2,201

32 < ProFund VP Ultra Bull

--------------------------------------------------------------------------------

   PROFUND VP ULTRA MID-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ leveraged investment techniques and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by showing the variability of PROFUND VP ULTRAMID-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                                             70.09%
2004                                             27.70%
2005                                             17.89%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap                        17.89%       11.25%           05/01/02
---------------------------------------------------------------------------------------
S&P MidCap 400 Index(1)                        12.56%       10.15%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.91%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.91%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP UltraMid-Cap      $194         $600          $1,032        $2,233

                                                   ProFund VP Ultra Mid-Cap > 33

--------------------------------------------------------------------------------

   PROFUND VP ULTRA SMALL-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRA SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP ULTRA SMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2000                                            -22.14%
2001                                             -7.67%
2002                                            -42.61%
2003                                             99.45%
2004                                             31.07%
2005                                              -0.2%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE        FIVE      SINCE         INCEPTION
As of December 31, 2005                    YEAR       YEAR      INCEPTION     DATE
---------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap                  -0.21%     6.70%     4.22%         10/18/99
---------------------------------------------------------------------------------------
Russell 2000 Index(1)                       4.63%     8.29%     9.84%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.91%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.91%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUNDVP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap    $194         $600          $1,032        $2,233

34 < ProFund VP Ultra Small-Cap

--------------------------------------------------------------------------------

   PROFUND VP ULTRAOTC

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2000                                            -73.37%
2001                                            -68.72%
2002                                            -68.94%
2003                                            102.67%
2004                                             14.10%
2005                                             -3.75%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS               ONE        FIVE      SINCE         INCEPTION
As of December 31, 2005                    YEAR       YEAR      INCEPTION     DATE
---------------------------------------------------------------------------------------
ProFund VP UltraOTC                        -3.75%     -26.38%   -27.49%       10/18/99
---------------------------------------------------------------------------------------
NASDAQ-100 Index(1)                         1.90%      -6.61%    -5.49%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.85%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.85%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP UltraOTC          $188         $582          $1,001        $2,169

                                                        ProFund VP UltraOTC > 35

                       This Page Intentionally Left Blank

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

> are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

--------------------------------------------------------------------------------

   INVERSE PROFUNDS VP

--------------------------------------------------------------------------------

                                                                     DAILY
PROFUND VP                 INDEX                                   BENCHMARK
Bear                       S&P 500 Index                       100% of the Inverse
Short Mid-Cap              S&P MidCap 400 Index                100% of the Inverse
Short Small-Cap            Russell 2000 Index                  100% of the Inverse
Short Dow 30               Dow Jones Industrial Average        100% of the Inverse
Short OTC                  NASDAQ-100 Index                    100% of the Inverse

                                                           Inverse ProFunds > 37

--------------------------------------------------------------------------------

   PROFUND VP BEAR

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                             20.82%
2003                                            -24.59%
2004                                            -10.29%
2005                                             -1.36%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Bear                                -1.36%       -1.19%           01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)c                               4.91%        0.19%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.86%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.86%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Bear              $189         $585          $1,006        $2,180

38 < ProFund VP Bear

--------------------------------------------------------------------------------

   PROFUND VP SHORT MID-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT MID-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP SHORT MID-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P MIDCAP 400 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT MID-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P MIDCAP 400. Under normal circumstances, this ProFund VP commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in financial instruments may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT MID-CAP are ACTIVE INVESTOR RISK, COUNTERPARTY RISK, CREDIT RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, CREDIT RISK, COUNTERPARTY RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT MID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT MID-CAP by showing the variability of PROFUND VP SHORT MID-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SHORT MID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT MID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2005                                            -9.46%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT MID-CAP for one quarter was 0.48% (quarter ended March 31,
2005) and the lowest return was -3.96% (quarter ended June 30, 2005).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Short Mid-Cap                       -9.46%       -10.93%          11/22/04
---------------------------------------------------------------------------------------
S&P MidCap 400 Index(1)                        12.56%        16.39%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT MID-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses*                                                      1.28%
                                                                    ------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 2.28%
Fee Waivers/Reimbursements**                                        -0.30%
                                                                    ------
Total Net Annual Fund Operating Expenses                             1.98%

 *"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT MID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Short Mid-Cap              $201         $684          $1,193        $2,592

                                                   ProFund VP Short Mid-Cap > 39

--------------------------------------------------------------------------------

   PROFUND VP SHORT SMALL-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund VP commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by showing the variability of PROFUND VP SHORT SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                                            -34.52%
2004                                             -9.03%
2005                                             -2.92%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 7.75% (quarter ended September 30, 2004) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Short Small-Cap                     -2.92%       -16.27%          09/03/02
---------------------------------------------------------------------------------------
Russell 2000 Index(1)                           4.63%        20.39%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.90%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.90%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Short Small-Cap            $193         $597          $1,026        $2,222

40 < ProFund VP Short Small-Cap

--------------------------------------------------------------------------------

   PROFUND VP SHORT DOW 30

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT DOW 30 seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the DOW JONES INDUSTRIAL AVERAGE (DJIA).

If PROFUND VP SHORT DOW 30 is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the DJIA when the DJIA declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the DJIA when the DJIA rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT DOW 30 takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the DJIA. Under normal circumstances, this ProFund VP commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that, in combination, should be inverse to those of the DJIA. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT DOW 30 are MARKET RISK, EQUITY RISK, CONCENTRATION RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, ACTIVE INVESTOR RISK, SHORT SALE RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP SHORT DOW 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

PROFUND VP SHORT DOW 30 has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT DOW 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.80%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             1.80%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT DOW 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                              1 YEAR                3 YEARS
---------------------------------------------------------------------------
ProFund VP Short Dow 30                       $183                   $566

                                                       ProFund VP Short Dow > 41

--------------------------------------------------------------------------------

   PROFUND VP SHORT OTC

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASHORT OTC takes positions in FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund VP commits at least 80% of its assets to FINANCIAL INSTRUMENTS with similar exonomic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT OTC by showing the variability of PROFUND VP SHORT OTC returns from year to year and by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                                            -37.31%
2004                                            -11.11%
2005                                              0.81%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was 9.40% (quarter ended March 31, 2005) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Short OTC                           0.81%        -12.03%          05/01/02
---------------------------------------------------------------------------------------
NASDAQ-100 Index(1)                            1.90%          7.66%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.85%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.85%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Short OTC         $188         $582          $1,001        $2,169

42 < ProFund VP Short OTC

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> desire to add investments in economic sectors or industry groups with perceived above-average growth potential.

> actively rotate their investments to perceived strong sectors or industry groups and out of perceived weak sectors or industry groups as market and economic conditions change.

> want to gain investment exposure to a particular economic sector or industry group of the U.S. or global economy.

------------------------------------------------------------------------------

   SECTOR PROFUNDS VP

------------------------------------------------------------------------------

                                                                            DAILY
PROFUND VP                 INDEX                                          BENCHMARK
Banks                      Dow Jones U.S. Banks Index                    Match (100%)
Basic Materials            Dow Jones U.S. Basic Materials Index          Match (100%)
Biotechnology              Dow Jones U.S. Biotechnology Index            Match (100%)
Consumer Goods             Dow Jones U.S. Consumer Goods Index           Match (100%)
Consumer Services          Dow Jones U.S. Consumer Services Index        Match (100%)
Financials                 Dow Jones U.S. Financials Index               Match (100%)
Health Care                Dow Jones U.S. Health Care Index              Match (100%)
Industrials                Dow Jones U.S. Industrials Index              Match (100%)
Internet                   Dow Jones Composite Internet Index            Match (100%)
Oil & Gas                  Dow Jones U.S. Oil & Gas Index                Match (100%)
Pharmaceuticals            Dow Jones U.S. Pharmaceuticals Index          Match (100%)
Precious Metals            Dow Jones Precious Metals Index               Match (100%)
Real Estate                Dow Jones U.S. Real Estate Index              Match (100%)
Semiconductor              Dow Jones U.S. Semiconductor Index            Match (100%)
Technology                 Dow Jones U.S. Technology Index               Match (100%)
Telecommunications         Dow Jones U.S. Telecommunications Index       Match (100%)
Utilities                  Dow Jones U.S. Utilities Index                Match (100%)

                                                         Sector ProFunds VP > 43

--------------------------------------------------------------------------------

   PROFUND VP BANKS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BANKS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BANKS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BANKS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BANKS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP BANKS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BANKS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BANKS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BANKS is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BANKS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BANKS by showing the variability of PROFUND VP BANKS returns from year to year and by comparing average annual total returns of PROFUND VP BANKS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BANKS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2005                                             29.39%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BANKS for one quarter was 17.71% (quarter ended June 30, 2003) and the lowest return was -6.66% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Banks                              -0.15%         6.28%            05/01/02
---------------------------------------------------------------------------------------
S&P 500 Index(1)                               4.91%         5.73%
Dow Jones U.S. Banks Index(1)                  8.93%         2.18%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BANKS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     1.03%
                                                                   ------
TOTAL ANNUAL FUND OPERATING EXPENSES                                2.03%
Fee Waivers/Reimbursements**                                       -0.05%
                                                                   ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                            1.98%

 *"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Banks with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Banks             $201         $632          $1,089        $2,354

44 < ProFund VP Banks

--------------------------------------------------------------------------------

   PROFUND VP BASIC MATERIALS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BASIC MATERIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BASIC MATERIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BASIC MATERIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BASIC MATERIALS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP BASIC MATERIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS ProFund VP Basic Materials will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BASIC MATERIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BASIC MATERIALS is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BASIC MATERIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing IN PROFUND VP BASIC MATERIALS by showing the variability of PROFUND VP BASIC MATERIALS returns from year to year and by comparing average annual total returns of PROFUND VP BASIC MATERIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests IN PROFUND VP BASIC MATERIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                             31.58%
2004                                             10.22%
2005                                              2.44%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BASIC MATERIALS for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was -9.42% (quarter ended June 30, 2005).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Basic Materials                     2.44%        6.75%            05/01/02
---------------------------------------------------------------------------------------
S&P 500 Index(1)                               4.91%        5.73%
Dow Jones U.S. Basic Materials Index(1)        4.97%        9.73%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BASIC MATERIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.91%
                                                                    -----
Total Annual Fund Operating Expenses                                1.91%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BASIC MATERIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------
ProFund VP Basic Materials     $194         $600          $1,032        $2,233

                                                 ProFund VP Basic Materials > 45

--------------------------------------------------------------------------------

   PROFUND VP BIOTECHNOLOGY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BIOTECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BIOTECHNOLOGY INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BIOTECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BIOTECHNOLOGY INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP BIOTECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BIOTECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BIOTECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BIOTECHNOLOGY is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BIOTECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BIOTECHNOLOGY by showing the variability of PROFUND VP BIOTECHNOLOGY returns from year to year and by comparing average annual total returns of PROFUND VP BIOTECHNOLOGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BIOTECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                   -37.51%
2003                    39.78%
2004                     9.73%
2005                    19.24%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BIOTECHNOLOGY for one quarter was 22.16% (quarter ended June 30,
2003) and the lowest return was -30.80% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Biotechnology                         19.24%     -0.63%          01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                  4.91%     -1.58%
Dow Jones U.S. Biotechnology Index(1)            21.70%      1.82%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BIOTECHNOLOGY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.92%
                                                          -----
Total Annual Fund Operating Expenses                      1.92%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BIOTECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Biotechnology      $195         $603         $1,037        $2,243

46 < ProFund VP Biotechnology

--------------------------------------------------------------------------------

   PROFUND VP CONSUMER GOODS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER GOODS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER GOODS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER GOODS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER GOODS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP CONSUMER GOODS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER GOODS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER GOODS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER GOODS is also subject to risks faced by companies in the consumer goods industry, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER GOODS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP CONSUMER GOODS by showing the variability of PROFUND VP CONSUMER GOODS returns from year to year and by comparing average annual total returns of PROFUND VP CONSUMER GOODS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER GOODS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                   18.46%
2004                    9.26%
2005                   -0.37%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of ProFund VP Consumer Goods for one quarter was 13.69% (quarter ended June 30,
2003) and the lowest return was -8.23% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Consumer Goods                        -0.37%     2.10%           05/01/02
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                  4.91%     5.73%
Dow Jones U.S. Consumer Goods Index(1)            2.04%     4.74%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Non-Cyclical Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER GOODS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                   0.75%
Distribution (12b-1) Fees                                  0.25%
Other Expenses*                                            1.08%
                                                          ------
Total Annual ProFund Operating Expenses                    2.08%
Fee Waivers/Reimbursements**                              -0.10%
                                                          ------
Total Net Annual Fund Operating Expenses                   1.98%

 *"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER GOODS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP
  Consumer Goods              $201         $642         $1,109        $2,402

                                                  ProFund VP Consumer Goods > 47

--------------------------------------------------------------------------------

   PROFUND VP CONSUMER SERVICES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER SERVICES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER SERVICES INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER SERVICES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER SERVICES INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP CONSUMER SERVICES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER SERVICES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER SERVICES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTER-PARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER SERVICES is also subject to risks faced by companies in the consumer services industry, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER SERVICES' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP CONSUMER SERVICES by showing the variability of PROFUND VP CONSUMER SERVICES returns from year to year and by comparing average annual total returns of PROFUND VP CONSUMER SERVICES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER SERVICES or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                   26.80%
2004                    7.61%
2005                   -4.67%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER SERVICES for one quarter was 16.78% (quarter ended June 30,
2003) and the lowest return was -4.33% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Consumer Services                     -4.67%     -1.30%          05/01/02
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                  4.91%      5.73%
Dow Jones U.S. Consumer Services Index(1)        -1.93%      2.58%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Cyclical Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER SERVICES. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                   0.75%
Distribution (12b-1) Fees                                  0.25%
Other Expenses*                                            1.48%
                                                          ------
Total Annual ProFund Operating Expenses                    2.48%
Fee Waivers/Reimbursements**                              -0.50%
                                                          ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                   1.98%

 *"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER SERVICES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP
  Consumer Services           $201         $725         $1,276        $2,778

48 < ProFund VP Consumer Services

--------------------------------------------------------------------------------

   PROFUND VP FINANCIALS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIALS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP FINANCIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIALS is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIALS by showing the variability of PROFUND VP FINANCIALS returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                   -14.88%
2003                    28.99%
2004                    10.34%
2005                     3.98%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIALS for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Financials                            3.98%      3.35%           01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                 4.91%      0.19%
Dow Jones U.S. Financials Index(1)               6.47%      6.30%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Financial Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.92%
                                                          -----
Total Annual Fund Operating Expenses                      1.92%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Financials         $195         $603         $1,037        $2,243

                                                      ProFund VP Financials > 49

--------------------------------------------------------------------------------

   PROFUND VP HEALTH CARE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTH CARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTH CARE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTH CARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTH CARE INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP HEALTH CARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTH CARE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTH CARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTH CARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP HEALTH CARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTH CARE by showing the variability of PROFUND VP HEALTH CARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTH CARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTH CARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                   -22.69%
2003                    17.42%
2004                     2.36%
2005                     6.02%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTH CARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Health Care                           6.02%      -1.38%          01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                 4.91%       0.19%
Dow Jones U.S. Health Care Index(1)              8.32%       0.70%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Healthcare Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTH CARE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.89%
                                                          -----
Total Annual Fund Operating Expenses                      1.89%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTH CARE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Health Care        $192         $594         $1,021        $2,212

50 < ProFund VP Health Care

-------------------------------------------------------------------------------

   PROFUND VP INDUSTRIALS

-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INDUSTRIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. INDUSTRIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INDUSTRIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. INDUSTRIALS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP INDUSTRIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP INDUSTRIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INDUSTRIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP INDUSTRIALS is also subject to risks faced by companies in the industrial economic sector, including:effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INDUSTRIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP INDUSTRIALS by showing the variability of PROFUND VP INDUSTRIALS returns from year to year and by comparing average annual total returns of PROFUND VP INDUSTRIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INDUSTRIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                   28.40%
2004                   13.22%
2005                    2.44%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INDUSTRIALS for one quarter was 14.97% (quarter ended June 30, 2003) and the lowest return was -6.11% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Industrials                           2.44%     4.95%            05/01/02
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                 4.91%     5.73%
Dow Jones U.S. Industrials Index(1)              4.81%     8.20%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Industrials Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INDUSTRIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           1.17%
                                                         ------
Total Annual ProFund Operating Expenses                   2.17%
Fee Waivers/Reimbursements**                             -0.19%
                                                         ------
Total Net Annual Fund Operating Expenses                  1.98%

 *"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INDUSTRIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Industrials        $201         $661         $1,147        $2,488

                                                     ProFund VP Industrials > 51

--------------------------------------------------------------------------------

   PROFUND VP INTERNET

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INTERNET seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES COMPOSITE INTERNET INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INTERNET invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES COMPOSITE INTERNET INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP INTERNET may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP INTERNET will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUNDVPINTERNET are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY
RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP INTERNET is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INTERNET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP INTERNET by showing the variability OF PROFUND VP INTERNET returns from year to year and by comparing average annual total returns of PROFUND VP INTERNET to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INTERNET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                   77.99%
2004                   21.26%
2005                    7.44%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INTERNET for one quarter was 36.22% (quarter ended June 30, 2003) and the lowest return was -17.71% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Internet                              7.44%      20.94%          05/01/02
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                 4.91%       5.73%
Dow Jones Composite Internet Index(1)            9.88%      24.45%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INTERNET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.92%
                                                          -----
Total Annual Fund Operating Expenses                      1.92%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INTERNET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Internet           $195         $603         $1,037        $2,243

52 < ProFund VP Internet

--------------------------------------------------------------------------------

   PROFUND VP OIL & GAS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OIL & GAS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. OIL & GAS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OIL & GAS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. OIL & GAS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP OIL & GAS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP OIL & GAS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OIL & GAS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP OIL & GAS is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information ON PROFUND VP OIL & GAS'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OIL & GAS by showing the variability of PROFUND VP OIL & GAS returns from year to year and by comparing average annual total returns of PROFUND VP OIL & GAS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OIL & GAS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                   -17.04%
2003                    22.27%
2004                    29.36%
2005                    31.31%

                        [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OIL & GAS for one quarter was 18.68% (quarter ended September 30,
2005) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Oil & Gas                             31.31%     10.04%          01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                  4.91%      0.19%
Dow Jones U.S. Oil & Gas Index(1)                34.08%     13.25%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Energy Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OIL & GAS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.86%
                                                          -----
Total Annual Fund Operating Expenses                      1.86%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OIL & GAS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Oil & Gas          $189         $585         $1,006        $2,180

                                                       ProFund VP Oil & Gas > 53

---------------------------------------------------------------------------

   PROFUND VP PHARMACEUTICALS

---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PHARMACEUTICALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES
U.S. PHARMACEUTICALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PHARMACEUTICALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. PHARMACEUTICALS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP PHARMACEUTICALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PHARMACEUTICALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PHARMACEUTICALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP PHARMACEUTICALS is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP PHARMACEUTICALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PHARMACEUTICALS by showing the variability of PROFUND VP PHARMACEUTICALS returns from year to year and by comparing average annual total returns of PROFUND VP PHARMACEUTICALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PHARMACEUTICALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                    5.60%
2004                   -9.22%
2005                   -3.82%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PHARMACEUTICALS for one quarter was 7.71% (quarter ended June 30,
2003) and the lowest return was -9.40% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals                       -3.82%    -5.97%           05/01/02
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                  4.91%     5.73%
Dow Jones U.S. Pharmaceuticals Index(1)          -1.64%    -3.94%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PHARMACEUTICALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.93%
                                                          -----
Total Annual Fund Operating Expenses                      1.93%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PHARMACEUTICALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP
  Pharmaceuticals             $196         $606         $1,042        $2,254

54 < ProFund VP Pharmaceuticals

-------------------------------------------------------------------------------

   PROFUND VP PRECIOUS METALS

-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PRECIOUSMETALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES PRECIOUS METALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PRECIOUS METALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES PRECIOUS METALS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP PRECIOUS METALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PRECIOUS METALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PRECIOUS METALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, FOREIGN CURRENCY RISK, GEOGRAPHIC CONCENTRATION
RISK, PORTFOLIO TURNOVER RISK and FOREIGN INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP PRECIOUS METALS is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP PRECIOUS METALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PRECIOUS METALS by showing the variability of PROFUND VP PRECIOUS METALS returns from year to year and by comparing average annual total returns of PROFUND VP PRECIOUS METALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PRECIOUS METALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP PRECIOUSMETALS sought daily investment results, before fees and expenses, that corresponded to the Philadelphia Stock Exchange Gold/Silver Sector Index.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                   39.23%
2004                   -9.92%
2005                   26.30%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PRECIOUS METALS for one quarter was 20.97% (quarter ended September 30, 2005) and the lowest return was -18.22% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Precious Metals                       26.30%     12.78%          05/01/02
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                  4.91%      5.73%
Philadelphia Stock Exchange Gold and Silver
  Sector Index/Dow Jones Precious
  Metals Index(1)(2)                             29.89%     16.66%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The ProFund VP Precious Metals' benchmark changed from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004 to reflect a change to the Fund's investment objective.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PRECIOUS METALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.86%
                                                          -----
Total Annual Fund Operating Expenses                      1.86%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PRECIOUS METALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Precious Metals    $189         $585         $1,006        $2,180

                                                 ProFund VP Precious Metals > 55

--------------------------------------------------------------------------------

   PROFUND VP REAL ESTATE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. REAL ESTATE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. REAL ESTATE INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP REAL ESTATE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested IN DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP REAL ESTATE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP REAL ESTATE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP REAL ESTATE is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust ("REIT") that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP REAL ESTATE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP REAL ESTATE by showing the variability of PROFUND VP REAL ESTATE returns from year to year and by comparing average annual total returns of PROFUND VP REAL ESTATE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP REAL ESTATE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                    0.02%
2003                   33.15%
2004                   27.20%
2005                    6.75%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP REAL ESTATE for one quarter was 13.97% (quarter ended December 31,
2004) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Real Estate                           6.75%      14.74%          01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                 4.91%       0.19%
Dow Jones U.S. Real Estate Index(1)              9.63%      18.25%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP REAL ESTATE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.89%
                                                          -----
Total Annual Fund Operating Expenses                      1.89%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP REAL ESTATE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Real Estate        $192         $594         $1,021        $2,212

56 < ProFund VP Real Estate

--------------------------------------------------------------------------------

   PROFUND VP SEMICONDUCTOR

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SEMICONDUCTOR seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES
U.S. SEMICONDUCTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SEMICONDUCTOR invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. SEMICONDUCTOR INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP SEMICONDUCTOR may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP SEMICONDUCTOR will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SEMICONDUCTOR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP SEMICONDUCTOR is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP SEMICONDUCTOR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing IN PROFUND VP SEMICONDUCTOR by showing the variability of PROFUND VP SEMICONDUCTOR returns from year to year and by comparing average annual total returns of PROFUND VP SEMICONDUCTOR to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests IN PROFUND VP SEMICONDUCTOR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                    88.32%
2004                   -23.54%
2005                     8.64%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SEMICONDUCTOR for one quarter was 25.22% (quarter ended June 30,
2003) and the lowest return was -23.05% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                    ONE         SINCE           INCEPTION
As of December 31, 2005                         YEAR        INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Semiconductor                         8.64%      -5.51%          05/01/02
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                 4.91%       5.73%
Dow Jones U.S. Semiconductor Index(1)           11.38%      -2.82%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SEMICONDUCTOR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.98%
                                                          -----
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.98%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SEMICONDUCTOR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Semiconductor      $201         $621         $1,068        $2,306

                                                   ProFund VP Semiconductor > 57

--------------------------------------------------------------------------------

   PROFUND VP TECHNOLOGY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP TECHNOLOGY MAY USE SAMPLING TECHNIQUES IN SEEKING ITS INVESTMENT OBJECTIVE. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Technology will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and TECHNOLOGY INVESTMENT RISK. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of PROFUND VP TECHNOLOGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                   -40.68%
2003                    45.97%
2004                    -0.43%
2005                     1.22%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Technology                            1.22%      -12.31%         01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                 4.91%        0.19%
Dow Jones U.S. Technology Index(1)               3.32%       -9.86%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TECHNOLOGY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.89%
                                                          ----
Total Annual Fund Operating Expenses                      1.89%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Technology         $192         $594         $1,021        $2,212

58 < ProFund VP Technology

--------------------------------------------------------------------------------

   PROFUND VP TELECOMMUNICATIONS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TELECOMMUNICATIONS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES
U.S. TELECOMMUNICATIONS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TELECOMMUNICATIONS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TELECOMMUNICATIONS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP TELECOMMUNICATIONS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TELECOMMUNICATIONS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TELECOMMUNICATIONS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTER-PARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK AND REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP TELECOMMUNICATIONS is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TELECOMMUNICATIONS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TELECOMMUNICATIONS by showing the variability of PROFUND VP TELECOMMUNICATIONS returns from year to year and by comparing average annual total returns of PROFUND VP TELECOMMUNICATIONS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TELECOMMUNICATIONS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                   -37.83%
2003                     2.46%
2004                    15.56%
2005                    -6.64%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TELECOMMUNICATIONS for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Telecommunications                    -6.64%     -13.30%         01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                  4.91%       0.19%
Dow Jones U.S. Telecommunications
    Index(1)                                     -3.99%      -9.72%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TELECOMMUNICATIONS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.91%
                                                          -----
Total Annual Fund Operating Expenses                      1.91%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in ProFundVPTelecommunications with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP
   Telecommunications         $194         $600         $1,032        $2,233

                                              ProFund VP Telecommunications > 59

--------------------------------------------------------------------------------

   PROFUND VP UTILITIES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP UTILITIES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. UTILITIES INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP UTILITIES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. UTILITIES INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP UTILITIES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP UTILITIES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP UTILITIES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP UTILITIES is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP UTILITIES' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP UTILITIES by showing the variability OF PROFUND VP UTILITIES returns from year to year and by comparing average annual total returns of PROFUND VP UTILITIES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP UTILITIES or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                            -23.94%
2003                                             21.37%
2004                                             21.07%
2005                                             13.06%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP UTILITIES for one quarter was 18.69% (quarter ended June 30, 2003) and the lowest return was -20.47% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Utilities                      13.06%       0.80%            01/22/01
----------------------------------------------------------------------------------
S&P 500 Index(1)                           4.91%       0.19%
Dow Jones U.S. Utilities Index(1)         15.35%       3.55%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP UTILITIES. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.89%
                                                                    -----
Total Annual Fund Operating Expenses                                1.89%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP UTILITIES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Utilities         $192         $594          $1,021        $2,212

60 < ProFunds VP Utilities

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

--------------------------------------------------------------------------------

   BOND BENCHMARKED PROFUNDS VP

--------------------------------------------------------------------------------

                                                                                               DAILY
PROFUND VP                       SECURITY                                                    BENCHMARK
-------------------------------------------------------------------------------------------------------------
U.S. Government Plus             Most recently issued 30-year U.S. Treasury Bond                125%
Rising Rates Opportunity         Most recently issued 30-year U.S. Treasury Bond         125% of the Inverse
-------------------------------------------------------------------------------------------------------------

                                               Bond Benchmarked ProFunds VP > 61

--------------------------------------------------------------------------------

   PROFUND VP U.S. GOVERNMENT PLUS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise. If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund VP commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VOLATILITY RISK.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by showing the variability of PROFUND VP U.S. GOVERNMENT PLUS returns from year to year and by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                                             -2.55%
2004                                              8.18%
2005                                              9.01%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT PLUS for one quarter was 11.75% (quarter ended June 30, 2005) and the lowest return was -8.12% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP U.S. Government Plus           9.01%        8.38%            05/01/02
----------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Index(1)                     6.18%        7.90%
----------------------------------------------------------------------------------
30-year U.S. Treasury Bond(2)             9.30%        9.36%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS.

The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.50%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.84%
                                                                    -----
Total Annual Fund Operating Expenses                                1.59%

*"Other expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus      $162         $502          $866          $1,889

62 < ProFunds VP Government Plus

--------------------------------------------------------------------------------

   PROFUND VP RISING RATES OPPORTUNITY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year
U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall and increase as interest rates rise.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and onequarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VOLATILITY RISK. In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                                               -4.11%
2004                                              -10.89%
2005                                               -7.89%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -10.69% (quarter ended September 30,
2005).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity       -7.89%       -11.53%          05/01/02
----------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Index(1)                      6.18%         7.90%
----------------------------------------------------------------------------------
30-year U.S. Treasury Bond(2)              9.30%         9.36%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding.Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses.Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.73%
                                                                    -----
Total Annual Fund Operating Expenses                                1.73%

*"Other expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
ProFund VP U.S. Rate Opportunity     $176         $545          $939          $2,041

                                        ProFund VP Rising Rates Opportunity > 63

                     This Page Intentionally Left Blank

PROFUND VP MONEY MARKET MAY BE APPROPRIATE FOR INVESTORS WHO:

> seek current income consistent with liquidity and preservation of capital.

--------------------------------------------------------------------------------

   PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------

                                                    ProFund VP Money Market > 65

--------------------------------------------------------------------------------

   PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollarweighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

> have received the highest short-term rating from two nationally recognized statistical rating organizations;

> have received the highest short-term rating from one rating organization (if only one organization rates the security);

>   if unrated, are determined to be of similar quality by ProFund Advisors; or

> have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK, and REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

> Credit Risk: A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.To minimize credit risk the PROFUND VP MONEY MARKET only buys high quality securities with minimal credit risk. Also the PROFUND VP MONEY MARKET primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

> Security Selection Risk: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities, in which the Fund invests will not perform as expected. This could cause PROFUND VP MONEY MARKET'S returns to lag behind those of similar money market funds.

> Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

> Financial Services Industry Concentration Risk: Because PROFUND VP MONEY MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2002                                              0.21%
2003                                              0.12%
2004                                              0.08%
2005                                              1.80%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.66% (quarter ended December 31,
2005) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Money Market                   1.80%        0.55%            10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for PROFUND VP MONEY MARKET as of December 31, 2005 was 2.71%.

66 < ProFund VP Money Market

--------------------------------------------------------------------------------

   PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.34%
                                                                    -----
Total Annual Fund Operating Expenses                                1.34%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
ProFund VP Money Market              $136         $425          $734          $1,613

                                                    ProFund VP Money Market > 67

                     This Page Intentionally Left Blank

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

"PURCHASES, REDEMPTIONS AND EXCHANGES OF SHARES ARE EFFECTED AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER A PURCHASE ORDER, REDEMPTION OR EXCHANGE REQUEST IS RECEIVED IN GOOD ORDER."

                                            General ProFunds VP Information > 69

-------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

-------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value ("NAV") per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP (other than PROFUND VP U.S. GOVERNMENT PLUS AND PROFUND VP RISING RATES OPPORTUNITY) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veterans'Day.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving. PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY will cease taking transaction requests including requests to exchange to or from other ProFunds VP.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents'Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

LONDON STOCK EXCHANGE, FRANKFURT STOCK EXCHANGE OR PARIS BOURSE HOLIDAY
SCHEDULE: New Year's Day, Good Friday and Easter Monday, MayDay, Spring Bank Holiday, Pentecost Monday, Bastille Day, Summer Bank Holiday, Christmas Day, Boxing Day. Please note that holiday schedules are subject to change without notice.

BOND MARKET ASSOCIATION'S PROPOSED EARLY CLOSE SCHEDULE: On the following days in 2006, the Bond Market Association has recommended that the bond markets close at 2:00 p.m. Eastern Time: Friday, January 13; Friday, February 17; Thursday, April 13; Friday, May 26; Monday, July 3; Friday, September 1; Friday, October 6; Wednesday, November 22; Friday, November 24; Friday, December 22 and Friday, December 29. The Bond Market Association may announce changes to this schedule or other early close dates from time to time. On such days, the PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before the Bond Market Association's proposed early close). A Fund may cease taking transaction requests including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days at the cut-off time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example:
(i) market quotations do not accurately reflect fair value of an investment;
(ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market);(iii)a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund VP's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows:

                           ------------------------------------
                                                      CAPITAL
                           DIVIDENDS                   GAINS
                           ------------------------------------
    PROFUND NAME           ACCRUED       PAID          PAID
---------------------------------------------------------------
VP Money Market            Daily         Monthly      Annually*
---------------------------------------------------------------
VP U.S. Government Plus    Daily         Monthly      Annually*
---------------------------------------------------------------
VP Real Estate             Quarterly     Quarterly    Annually*
---------------------------------------------------------------
All other ProFunds VP      Annually      Annually     Annually
---------------------------------------------------------------

* ProFund VP Money Market, ProFund VP U.S. Government Plus and ProFund VP Real Estate reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement

70 < General ProFunds VP Information

-------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

-------------------------------------------------------------------------------

plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment vehicles for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment vehicles might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges. ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus. In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space"or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms'personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limi-tation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub administration,

                                            General ProFunds VP Information < 71

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares."Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks-Discussion of Principal Risks-Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

TAXATION OF THE SHAREHOLDERS. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts ("VA Contracts"), variable life insurance policies ("VLI Policies") or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company "segregated asset accounts" will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxes withheld at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

72 < General ProFunds VP Information

-------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

-------------------------------------------------------------------------------

"THE BOARD OF TRUSTEES IS RESPONSIBLE FOR THE GENERAL SUPERVISION OF THE TRUST, INCLUDING THE PROFUNDS VP. THE TRUST'S OFFICERS ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PROFUNDS VP."

                                                        ProFunds Management > 73

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of each such ProFund VP. ProFund Advisors bears the costs of providing advisory services. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds VP is available in the Funds' annual report to shareholders dated December 31, 2005. During the year ended December 31, 2005, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------
   Bull                                                          0.75%
   Small-Cap                                                     0.75%
   OTC                                                           0.75%
   Large-Cap Value                                               0.73%
   Large-Cap Growth                                              0.75%
   Mid-Cap Value                                                 0.75%
   Mid-Cap Growth                                                0.75%
   Small-Cap Value                                               0.75%
   Small-Cap Growth                                              0.75%
   Asia 30                                                       0.75%
   Europe 30                                                     0.75%
   Japan                                                         0.75%
   UltraBull                                                     0.75%
   UltraMid-Cap                                                  0.75%
   UltraSmall-Cap                                                0.75%
   UltraOTC                                                      0.75%
   Bear                                                          0.75%
   Short Mid-Cap                                                 0.50%
   Short Small-Cap                                               0.75%
   Short OTC                                                     0.75%
   Banks                                                         0.71%
   Basic Materials                                               0.75%
   Biotechnology                                                 0.75%
   Consumer Goods                                                0.67%
   Consumer Services                                             0.33%
   Financials                                                    0.75%
   Health Care                                                   0.75%
   Industrials                                                   0.59%
   Internet                                                      0.75%
   Oil & Gas                                                     0.75%
   Pharmaceuticals                                               0.75%
   Precious Metals                                               0.75%
   Real Estate                                                   0.75%
   Semiconductor                                                 0.75%
   Technology                                                    0.75%
   Telecommunications                                            0.75%
   Utilities                                                     0.75%
   U.S. Government Plus                                          0.50%
   Rising Rates Opportunity                                      0.75%
   Money Market                                                  0.75%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, Ph. D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by Agustin J. Fleites and George O. Foster.

AGUSTIN J. FLEITES, Chief Investment Officer and Head of Exchange Traded Funds for ProFund Advisors since August 2005. Mr. Fleites is principally responsible for development and oversight of Portfolio strategy for the Advisor. Mr Fleites served as Senior Principal of State Street Global Advisors ("SSgA"), President of SSgA Funds Management, Inc. and Managing Director of the Advisor Strategies unit from 2002-2005. He served as Chairman of the Board and President of SSgA's streetTRACKS family of exchange traded funds, Chief Executive Officer and a Director of the SSgA Funds, and a Director of the Select Sector SPDR Trust from 1999-2005. He holds a Bachelor's degree in Finance and Multinational Management from the Wharton School of the University of Pennsylvania and a Master of Business Administration degree in Finance from Babson College, he is also a Chartered Financial Analyst (CFA).

GEORGE O. FOSTER, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, and Portfolio Manager since October 1999. Mr. Foster is principally responsible for daily Portfolio management operations. Mr. Foster earned a B.S. in Mechanical Engineering from Clarkson University and a M.B.A. in Finance from The George Washington University. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers.

74 < ProFunds Management

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: Bull, Small-Cap, Dow 30, OTC, Asia 30, Europe 30, Japan, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Mid-Cap, Short Small-Cap, Short Dow 30 and Short OTC.

--------------------------------------------------------------------
                          Length of         Business Experience
Name and Title         Service to Team      During Last 5 Years
--------------------------------------------------------------------
ELISA PETIT            Since 3/02/2000     ProFund Advisors - Team
Team Leader,                               Leader since April 2002,
Portfolio Manager                          Portfolio Manager since
                                           March 2000.
--------------------------------------------------------------------
HOWARD RUBIN           Since 4/10/2000     ProFund Advisors - Senior
CFA - Senior                               Portfolio Manager since
Portfolio                                  November 2004, except for
Manager                                    the period from May 13,
                                           2005 to July 17, 2005
                                           during which time he was
                                           unemployed. Portfolio
                                           Manager April 2000 to
                                           November 2004.
--------------------------------------------------------------------
ERIK BENKE             Since 1/18/2005     ProFund Advisors -
CFA - Associate                            Associate Portfolio
Portfolio Manager                          Manager since January
                                           2005; AIM Investments
                                           Trader, October 2001 to
                                           January 2005; Goldman
                                           Sachs' Hill Group, LLC -
                                           Associate, August 1999 to
                                           July 2001.
--------------------------------------------------------------------
ADAM CROLL             Since 7/11/2005     ProFund Advisors -
Associate Portfolio                        Associate Portfolio
Manager                                    Manager since 07/11/05;
                                           SOL Capital Management -
                                           Analyst/Trader May 2001 to
                                           July 2005.
--------------------------------------------------------------------

ProFund VP: Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, and all Sector ProFunds VP.

--------------------------------------------------------------------
                          Length of         Business Experience
Name and Title         Service to Team      During Last 5 Years
--------------------------------------------------------------------
HRATCH NAJARIAN        Since 4/15/2002     ProFund Advisors -
Associate                                  Associate Portfolio
Portfolio Manager                          Manager since
                                           November 2004, Portfolio
                                           Analyst July 2003 to
                                           November 2004, Junior
                                           Analyst April 2002 to
                                           July 2003, Institutional
                                           Client Services
                                           Representative July 2000
                                           to April 2002.
--------------------------------------------------------------------
MICHAEL NECHES         Since 3/27/2000     ProFund Advisors -
Portfolio Analyst                          Portfolio Analyst since
                                           November 2004, Junior
                                           Analyst May 2001 to
                                           November 2004, Portfolio
                                           Intern March 2000 to
                                           May 2001.
--------------------------------------------------------------------

ProFund VP: U.S. Government Plus, Rising Rates Opportunity and ProFundVP Money Market

--------------------------------------------------------------------
                          Length of         Business Experience
Name and Title         Service to Team      During Last 5 Years
--------------------------------------------------------------------
HOWARD RUBIN           Since 4/10/2000     ProFund Advisors - Senior
CFA Senior                                 Portfolio Manager since
Portfolio Manager                          November 2004, except for
                                           the period from May 13,
                                           2005 to July 17, 2005
                                           during which time he was
                                           self-employed. Portfolio
                                           Manager April 2000 to
                                           November 2004.
--------------------------------------------------------------------
CHRISTIAN SAARBACH     Since 6/17/2002     ProFund Advisors -
Portfolio Analyst                          Portfolio Analyst since
                                           November 2004, Junior
                                           Portfolio Analyst June 2002
                                           to November 2004; Intern,
                                           Salomon Smith Barney
                                           September 2001 to May
                                           2002; Intern, Legg Mason
                                           June 2001 to August 2001
                                           and the Johns Hopkins
                                           Bloomberg School of
                                           Public Health June 2000
                                           to August 2000 and June
                                           2001 to August 2001 -
                                           Intern.
--------------------------------------------------------------------
RYAN DOFFLEMEYER       Since 11/19/2005    ProFund Advisors - Junior
Junior Portfolio                           Portfolio Analyst since
Manager                                    October 2003, Investment
                                           Company Institute -
                                           Research Assistant,
                                           September 2001 to
                                           October 2003. University
                                           of Virginia - Student,
                                           1997-2001.
--------------------------------------------------------------------

The Statement of Additional Information provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

                                                        ProFunds Management > 75

--------------------------------------------------------------------------------

PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2005, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------
   Bull                                                          0.15%
   Small-Cap                                                     0.15%
   OTC                                                           0.15%
   Large-Cap Value                                               0.15%
   Large-Cap Growth                                              0.15%
   Mid-Cap Value                                                 0.15%
   Mid-Cap Growth                                                0.15%
   Small-Cap Value                                               0.15%
   Small-Cap Growth                                              0.15%
   Asia 30                                                       0.15%
   Europe 30                                                     0.15%
   Japan                                                         0.15%
   UltraBull                                                     0.15%
   UltraMid-Cap                                                  0.15%
   UltraSmall-Cap                                                0.15%
   UltraOTC                                                      0.15%
   Bear                                                          0.15%
   Short Mid-Cap                                                 0.10%
   Short Small-Cap                                               0.15%
   Short OTC                                                     0.15%
   Banks                                                         0.15%
   Basic Materials                                               0.15%
   Biotechnology                                                 0.15%
   Consumer Goods                                                0.13%
   Consumer Services                                             0.07%
   Financials                                                    0.15%
   Health Care                                                   0.15%
   Industrials                                                   0.12%
   Internet                                                      0.15%
   Oil & Gas                                                     0.15%
   Pharmaceuticals                                               0.15%
   Precious Metals                                               0.15%
   Real Estate                                                   0.15%
   Semiconductor                                                 0.15%
   Technology                                                    0.15%
   Telecommunications                                            0.15%
   Utilities                                                     0.15%
   U.S. Government Plus                                          0.15%
   Rising Rates Opportunity                                      0.15%
   Money Market                                                  0.15%

76 < ProFunds Management

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

No information is presented for PROFUND VP DOW 30 and PROFUND VP SHORT DOW 30 as these ProFunds VP were not open for investment as of December 31, 2005. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       Financial Highlights > 77

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BULL

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                             FOR THE            FOR THE            FOR THE           FOR THE         MAY 1, 2001(a)
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED            THROUGH
                                   DECEMBER 31, 2005  DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2002  DECEMBER 31, 2001
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $27.59              $25.72             $20.48            $26.94             $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                 0.06                0.06             (0.05)            (0.04)             (0.11)
Net realized and unrealized
   gains (losses) on investments                0.69                2.19               5.29            (6.42)             (2.95)
                                            --------            --------           --------          --------           --------
Total income (loss)
   from investment activities                   0.75                2.25               5.24            (6.46)             (3.06)
                                            --------            --------           --------          --------           --------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income                         (0.07)                  --                 --                --                 --
Net realized gains on investments                 --              (0.38)                 --                --                 --
                                            --------            --------           --------          --------           --------
Total distributions                           (0.07)              (0.38)                 --                --                 --
                                            --------            --------           --------          --------           --------
NET ASSET VALUE, END OF PERIOD                $28.27              $27.59             $25.72            $20.48             $26.94
                                            ========            ========           ========          ========           ========
TOTAL RETURN                                   2.74%               8.83%             25.59%          (23.98)%           (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                              1.78%               1.78%              1.87%             1.91%              2.25%
Net expenses(d)                                1.78%               1.78%              1.87%             1.91%              2.25%
Net investment income (loss)(d)                0.21%               0.22%            (0.24)%           (0.18)%            (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $297,546            $391,257           $223,123           $92,750            $20,586
Portfolio turnover rate(e)                      273%                202%               392%              260%               325%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

78 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP

===================================================================================================================================
                                                                                                              FOR THE PERIOD
                                       FOR THE             FOR THE             FOR THE            FOR THE        MAY 1, 2001(a)
                                    YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED            THROUGH
                             DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003  DECEMBER 31, 2002  DECEMBER 31, 2001
NET ASSET VALUE,
   BEGINNING OF PERIOD                  $35.93              $31.62              $22.15             $28.56             $30.00

INVESTMENT ACTIVITIES:
Net investment
   income (loss)(b)                         --(c)           (0.14)              (0.14)             (0.16)             (0.10)
Net realized and
   unrealized gains
   (losses) on investments                1.04                5.37                9.61             (6.25)             (1.34)
                                      --------            --------            --------           --------            -------
Total income (loss) from
   investment activities                  1.04                5.23                9.47             (6.41)             (1.44)
                                      --------            --------            --------           --------            -------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net realized gains
   on investments                       (4.02)              (0.92)                  --                 --                 --
                                      --------            --------            --------           --------            -------
NET ASSET VALUE,
   END OF PERIOD                        $32.95              $35.93              $31.62             $22.15             $28.56
                                      ========            ========            ========           ========            =======
TOTAL RETURN                             2.81%              16.74%              42.75%           (22.44)%            (4.80)%(d)

RATIOS TO AVERAGE
   NET ASSETS:
Gross expenses(e)                        1.60%               1.61%               1.73%              1.97%              2.65%
Net expenses(e)                          1.60%               1.61%               1.73%              1.97%              2.25%
Net investment
   income (loss)(e)                    (0.01)%             (0.44)%             (0.52)%            (0.62)%            (0.53)%

SUPPLEMENTAL DATA:
Net assets, end
   of period (000's)                  $117,108            $147,828            $127,335            $38,612            $19,965
Portfolio turnover rate(f)                 67%                161%                189%               527%             2,627%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 79

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP OTC

==================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                        FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                              DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                              $16.45              $15.79              $10.76              $17.53              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                              (0.18)              (0.12)              (0.22)              (0.23)              (0.27)
Net realized and unrealized
  gains (losses)
  on investments                           0.18(c)             1.42                5.25              (6.54)             (12.20)
                                        -------            --------            --------            --------            --------
Total income (loss) from
  investment activities                      --                1.30                5.03              (6.77)             (12.47)
                                        -------            --------            --------            --------            --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net realized gains on
  investments                            (1.44)              (0.64)                  --                  --                  --
                                        -------            --------            --------            --------            --------
NET ASSET VALUE,
  END OF PERIOD                          $15.01              $16.45              $15.79              $10.76              $17.53
                                        =======            ========            ========            ========            ========

TOTAL RETURN                              0.18%               8.53%              46.75%            (38.62)%            (41.57)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                         1.84%               1.87%               1.95%               2.03%               1.91%
Net expenses(e)                           1.84%               1.87%               1.95%               1.98%               1.91%
Net investment income
  (loss)(e)                             (1.21)%             (0.75)%             (1.68)%             (1.75)%             (1.61)%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                        $90,330            $157,144            $154,003             $76,250             $70,774
Portfolio turnover rate(f)                 387%                540%                510%                534%                918%(d)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

80 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP LARGE-CAP VALUE

===================================================================================================================
                                                                                                 FOR THE PERIOD
                                                                               FOR THE              MAY 3, 2004(a)
                                                                            YEAR ENDED                  THROUGH
                                                                     DECEMBER 31, 2005        DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                                            $33.48                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                                                   0.13                       --(c)
Net realized and unrealized gains (losses) on investments                         0.94                     3.48
                                                                               -------                  -------
Total income (loss) from investment activities                                    1.07                     3.48
                                                                               -------                  -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                               --(c)                    --
Net realized gain on investments and futures contracts                          (0.29)                       --
                                                                               -------                  -------
Total distributions                                                             (0.29)                       --
                                                                               -------                  -------
NET ASSET VALUE, END OF PERIOD                                                  $34.26                   $33.48
                                                                               =======                  =======
TOTAL RETURN                                                                     3.21%                   11.60%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                                2.00%                    2.04%
Net expenses(e)                                                                  1.98%                    1.98%
Net investment income (loss)(e)                                                  0.40%                  (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                              $79,122                   $4,922
Portfolio turnover rate(f)                                                        499%                   1,352%(d)
===================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 81

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP LARGE-CAP GROWTH

===================================================================================================================
                                                                                                 FOR THE PERIOD
                                                                               FOR THE              MAY 3, 2004(a)
                                                                            YEAR ENDED                  THROUGH
                                                                     DECEMBER 31, 2005        DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                                            $31.61                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                                                 (0.14)                     0.04
Net realized and unrealized gains (losses) on investments                         0.42                     1.57
                                                                               -------                   ------
Total income (loss) from investment activities                                    0.28                     1.61
                                                                               -------                   ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                               --(c)                    --
Net realized gains on investments                                               (0.06)                       --
                                                                               -------                   ------
Total distributions                                                             (0.06)                       --
                                                                               -------                   ------
NET ASSET VALUE, END OF PERIOD                                                  $31.83                   $31.61
                                                                               =======                   ======
TOTAL RETURN                                                                     0.90%                    5.37%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                                1.94%                    3.06%
Net expenses(e)                                                                  1.94%                    1.98%
Net investment income (loss)(e)                                                (0.43)%                    0.18%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                              $83,512                   $3,901
Portfolio turnover rate(f)                                                        635%                   1,134%(d)
===================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

82 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MID-CAP VALUE

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $34.87              $31.56              $23.25              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.01              (0.10)              (0.05)              (0.02)
Net realized and unrealized gains (losses)
  on investments                                             3.05                5.02                8.36              (6.73)
                                                          -------            --------             -------             -------
Total income (loss) from investment
  activities                                                 3.06                4.92                8.31              (6.75)
                                                          -------            --------             -------             -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                          (3.20)              (1.61)                  --                  --
                                                          -------            --------             -------             -------
NET ASSET VALUE, END OF PERIOD                             $34.73              $34.87              $31.56              $23.25
                                                          =======            ========             =======             =======

TOTAL RETURN                                                8.84%              15.96%              35.74%             (22.50)(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.87%               1.92%               2.08%               2.25%
Net expenses(d)                                             1.87%               1.92%               1.98%               1.98%
Net investment income (loss)(d)                             0.02%             (0.30)%             (0.20)%             (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $99,606            $125,416             $50,575             $12,487
Portfolio turnover rate(e)                                   964%                748%              1,012%              1,361%(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 83

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MID-CAP GROWTH

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $32.34              $29.80              $23.36              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                            (0.36)              (0.36)              (0.35)              (0.21)
Net realized and unrealized gains (losses)
  on investments                                             3.95                3.62                6.87              (6.43)
                                                         --------             -------             -------            --------
Total income (loss) from investment
  activities                                                 3.59                3.26                6.52              (6.64)
                                                         --------             -------             -------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                          (1.09)              (0.72)              (0.08)                  --
                                                         --------             -------             -------            --------
NET ASSET VALUE, END OF PERIOD                             $34.84              $32.34              $29.80              $23.36
                                                         ========             =======             =======            ========
TOTAL RETURN                                               11.22%              11.08%              27.91%            (22.13)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.89%               1.94%               2.02%               2.22%
Net expenses(d)                                             1.89%               1.94%               1.98%               1.98%
Net investment income (loss)(d)                           (1.07)%             (1.20)%             (1.31)%             (1.32)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $155,722             $75,078             $46,561             $15,064
Portfolio turnover rate(e)                                   943%                792%                678%              1,594%(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

84 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $33.54              $28.97              $21.51              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                            (0.23)              (0.16)              (0.22)              (0.09)
Net realized and unrealized gains (losses)
  on investments                                             1.59(c)             5.92                7.68              (8.40)
                                                          -------            --------            --------            --------
Total income (loss) from investment
  activities                                                 1.36                5.76                7.46              (8.49)
                                                          -------            --------            --------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                          (2.02)              (1.19)                  --                  --
                                                          -------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD                             $32.88              $33.54              $28.97              $21.51
                                                          =======            ========            ========            ========
TOTAL RETURN                                                4.00%              20.12%              34.68%            (28.30)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                           1.91%               1.95%               2.08%               2.45%
Net expenses(e)                                             1.91%               1.95%               1.98%               1.98%
Net investment income (loss)(e)                           (0.69)%             (0.53)%             (0.87)%             (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $62,820            $179,162            $147,174             $29,165
Portfolio turnover rate(f)                                   573%                819%                906%              1,253%(d)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 85

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP GROWTH

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $36.08              $31.35              $23.34              $30.00

INVESTMENT ACTIVITIES:
Net investment income/(loss)(b)                            (0.38)              (0.44)              (0.37)              (0.21)
Net realized and unrealized gains (losses)
  on investments                                             3.10                6.57                8.38              (6.45)
                                                         --------            --------            --------            --------
Total income (loss) from investment
  activities                                                 2.72                6.13                8.01              (6.66)
                                                         --------            --------            --------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                              --              (1.40)                  --                  --
                                                         --------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD                             $38.80              $36.08              $31.35              $23.34
                                                         ========            ========            ========            ========
TOTAL RETURN                                                7.54%              19.80%              34.32%            (22.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.85%               1.90%               2.00%               2.20%
Net expenses(d)                                             1.85%               1.90%               1.98%               1.98%
Net investment income (loss)(d)                           (1.03)%             (1.32)%             (1.36)%             (1.34)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $186,934            $210,984            $153,401             $23,968
Portfolio turnover rate(e)                                   585%                979%                785%              1,260%(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

86 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ASIA 30

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $37.30              $38.76              $23.51              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.40                0.11                0.17                0.06
Net realized and unrealized gains (losses)
  on investments                                             6.87              (0.38)               15.09              (6.55)
                                                          -------             -------             -------            --------
Total income (loss) from investment
  activities                                                 7.27              (0.27)               15.26              (6.49)
                                                          -------             -------             -------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                      (0.10)              (0.12)              (0.01)                  --
Net realized gains on investments                              --              (1.07)                  --                  --
                                                          -------             -------             -------            --------
Total Distributions                                        (0.10)              (1.19)              (0.01)                  --
                                                          -------             -------             -------            --------
NET ASSET VALUE, END OF PERIOD                             $44.47              $37.30              $38.76              $23.51
                                                          =======             =======             =======            ========

TOTAL RETURN                                               19.51%             (0.54)%              64.92%            (21.63)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.82%               1.86%               1.93%               2.03%
Net expenses(d)                                             1.82%               1.86%               1.93%               1.98%
Net investment income (loss)(d)                             0.97%               0.29%               0.54%               0.35%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $73,464             $41,545             $49,138             $18,576
Portfolio turnover rate(e)                                   256%                473%                831%              1,321%(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 87

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP EUROPE 30

==================================================================================================================================
                                         FOR THE             FOR THE             FOR THE             FOR THE             FOR THE
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                               $28.28              $24.96              $18.01              $24.26              $31.98

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(a)                                 0.13                0.03                0.05                0.07              (0.04)
Net realized and unrealized
  gains (losses)
  on investments                            2.14                3.53                6.92              (6.32)              (7.68)
                                         -------            --------             -------            --------            --------
Total income (loss) from
  investment activities                     2.27                3.56                6.97              (6.25)              (7.72)
                                         -------            --------             -------            --------            --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                     (0.04)              (0.03)              (0.02)                  --                  --
Net realized gains on
  investments                             (2.55)              (0.21)                 --                   --                  --
                                         -------            --------             -------            --------            --------
Total Distributions                       (2.59)              (0.24)              (0.02)                  --                  --
                                         -------            --------             -------            --------            --------
NET ASSET VALUE,
  END OF PERIOD                           $27.96              $28.28              $24.96              $18.01              $24.26
                                         =======            ========             =======            ========            ========
TOTAL RETURN                               8.09%              14.32%              38.73%            (25.76)%            (24.14)%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses                             1.76%               1.78%               1.91%               2.03%               1.89%
Net expenses                               1.76%               1.78%               1.91%               1.98%               1.89%
Net investment
  income (loss)                            0.45%               0.12%               0.25%               0.33%             (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                        $120,469            $140,608            $142,019             $33,119             $52,253
Portfolio turnover rate(b)                  230%                319%                376%              1,280%              1,002%
==================================================================================================================================

(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

88 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP JAPAN

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $27.62              $27.84              $21.96              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.49              (0.21)              (0.28)              (0.14)
Net realized and unrealized gains (losses)
  on investments                                            11.04                2.20(c)             6.16              (7.90)
                                                         --------             -------             -------            --------
Total income (loss) from investment activities              11.53                1.99                5.88              (8.04)
                                                         --------             -------             -------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                              --              (2.21)                  --                  --
                                                         --------             -------             -------            --------
NET ASSET VALUE, END OF PERIOD                             $39.15              $27.62              $27.84              $21.96
                                                         ========             =======             =======            ========
TOTAL RETURN                                               41.78%               7.56%              26.78%            (26.80)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                           1.83%               1.85%               1.95%               2.06%
Net expenses(e)                                             1.83%               1.85%               1.95%               1.98%
Net investment income (loss)(e)                             1.52%             (0.72)%             (1.12)%             (0.85)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $129,155             $27,659             $25,188              $3,072
Portfolio turnover rate(f)                                     --                  --                  --                  --(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 89

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRABULL

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2002(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $22.84              $22.19              $14.51              $22.71              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                                 0.05                0.02              (0.05)              (0.08)              (0.09)
Net realized and unrealized
  gains (losses)
  on investments                            0.49                3.55                7.73              (8.12)              (7.20)
                                         -------             -------             -------            --------            --------
Total income (loss) from
  investment activities                     0.54                3.57                7.68              (8.20)              (7.29)
                                         -------             -------             -------            --------            --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                     (0.02)                  --                  --                  --                  --
Net realized gains on
  investments                             (2.71)              (2.92)                  --                  --                  --
                                         -------             -------             -------            --------            --------
Total Distributions                       (2.73)              (2.92)                  --                  --                  --
                                         -------             -------             -------            --------            --------
NET ASSET VALUE,
  END OF PERIOD                           $20.65              $22.84              $22.19              $14.51              $22.71
                                         =======             =======             =======            ========            ========
TOTAL RETURN                               2.61%              17.18%              52.93%            (36.11)%            (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                          1.88%               1.89%               2.07%               2.12%               1.94%
Net expenses(d)                            1.88%               1.89%               1.84%               1.98%               1.94%
Net investment
  income (loss)(d)                         0.24%               0.11%             (0.32)%             (0.46)%             (0.42)%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                         $51,738             $96,514             $68,318             $42,288             $64,186
Portfolio turnover rate(e)                  681%                830%              1,124%              1,249%                682%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

90 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $35.37              $29.46              $17.32              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                            (0.90)              (0.23)              (0.20)              (0.09)
Net realized and unrealized gains (losses)
  on investments                                             6.29                8.14               12.34             (12.59)
                                                          -------             -------             -------            --------
Total income (loss) from investment
  activities                                                 6.20                7.91               12.14             (12.68)
                                                          -------             -------             -------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                          (3.64)              (2.00)                  --                  --
                                                          -------             -------             -------            --------
NET ASSET VALUE, END OF PERIOD                             $37.93              $35.37              $29.46              $17.32
                                                          =======             =======             =======            ========

TOTAL RETURN                                               17.89%              27.70%              70.09%            (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.91%               1.94%               2.08%               2.36%
Net expenses(d)                                             1.91%               1.94%               1.98%               1.98%
Net investment income (loss)(d)                           (0.25)%             (0.72)%             (0.88)%             (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $87,717             $88,463             $38,653             $20,777
Portfolio turnover rate(e)                                   692%                602%              1,202%              2,654%(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily share s method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 91

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP

================================================================================================================================
For the year ended December 31,                              2005             2004           2003           2002           2001
  NET ASSET VALUE, BEGINNING OF PERIOD                     $30.75           $29.20         $14.64         $25.51         $27.61

  INVESTMENT ACTIVITIES:
  Net investment income (loss)(a)                            0.01           (0.21)         (0.14)         (0.16)         (0.17)
  Net realized and unrealized gains (losses)
    on investments                                         (0.18)             8.39          14.70        (10.71)         (1.93)
                                                         --------         --------        -------       --------        -------
  Total income (loss) from investment activities           (0.17)             8.18          14.56        (10.87)         (2.10)
                                                         --------         --------        -------       --------        -------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments                        (9.07)           (6.63)             --             --             --
                                                         --------         --------        -------       --------        -------
  NET ASSET VALUE, END OF PERIOD                           $21.51           $30.75         $29.20         $14.64         $25.51
                                                         ========         ========        =======       ========        =======
  TOTAL RETURN                                            (0.21)%           31.07%         99.45%       (42.61)%        (7.61)%

  RATIOS TO AVERAGE NET ASSETS:
  Gross expenses                                            1.91%            1.94%          2.00%          2.15%          2.11%
  Net expenses                                              1.91%            1.94%          1.98%          1.98%          2.11%
  Net investment income (loss)                              0.03%          (0.68)%        (0.66)%        (0.78)%        (0.69)%

  SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $40,184         $173,846        $88,165        $30,561        $89,041
  Portfolio turnover rate(b)                                 539%             481%           572%         1,511%           842%
================================================================================================================================

(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

92 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAOTC
================================================================================

================================================================================================================================
For the year ended December 31,                            2005             2004           2003           2002           2001
  NET ASSET VALUE, BEGINNING OF PERIOD                     $46.20           $45.60         $22.50         $72.45        $231.60

  INVESTMENT ACTIVITIES:
  Net investment income (loss)(b)                          (0.36)           (0.30)         (0.60)         (0.60)         (1.65)
  Net realized and unrealized gains (losses)
    on investments                                         (1.15)             6.00          23.70        (49.35)       (157.50)
                                                          -------         --------      ---------       --------       --------
  Total income (loss) from investment activities           (1.51)             5.70          23.10        (49.95)       (159.15)
                                                          -------         --------      ---------       --------       --------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments                        (2.90)           (5.10)             --             --             --
                                                          -------         --------      ---------       --------       --------
  NET ASSET VALUE, END OF PERIOD                           $41.79           $46.20         $45.60         $22.50         $72.45
                                                          =======         ========      =========       ========       ========
  TOTAL RETURN                                            (3.75)%           14.10%        102.67%       (68.94)%       (68.72)%

  RATIOS TO AVERAGE NET ASSETS:
  Gross expenses                                            1.85%            1.88%          1.97%          2.08%          1.95%
  Net expenses                                              1.85%            1.88%          1.94%          1.98%          1.95%
  Net investment income (loss)                            (0.83)%          (0.61)%        (1.59)%        (1.64)%        (1.60)%

  SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $99,349         $151,620       $114,077        $53,188       $102,131
  Portfolio turnover rate(c)                                 437%             504%           768%           982%           465%
================================================================================================================================

(a) Adjusted for 1:15 reverse stock split that occurred on December 16, 2005.
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 93

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BEAR

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $28.61              $31.89              $42.29              $35.07              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                                 0.39              (0.22)              (0.36)              (0.23)                0.26
Net realized and unrealized
  gains (losses)
  on investments                          (0.78)              (3.06)             (10.04)                7.53                4.81
                                         -------            --------            --------             -------            --------
Total income (loss) from
  investment activities                   (0.39)              (3.28)             (10.40)                7.30                5.07
                                         -------            --------            --------             -------            --------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income                         --                  --                  --              (0.08)                  --

NET ASSET VALUE,
  END OF PERIOD                           $28.22              $28.61              $31.89              $42.29              $35.07
                                         -------            --------            --------             -------            --------
TOTAL RETURN                             (1.36)%            (10.29)%            (24.59)%              20.82%              16.90%(c)
                                         =======            ========            ========             =======            ========
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                          1.86%               1.90%               1.98%               2.03%               1.89%
Net expenses(d)                            1.86%               1.90%               1.98%               1.98%               1.89%
Net investment
  income (loss)(d)                         1.36%             (0.70)%             (0.96)%             (0.57)%               0.77%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                         $50,812             $30,887             $54,301             $77,938             $37,290
Portfolio turnover rate(e)                    --                  --                  --                  --(f)           1,144%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(f) The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that included the purchase of short-term instruments versus long-term instruments.

94 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT MID-CAP

=====================================================================================================================
                                                                                                 FOR THE PERIOD
                                                                               FOR THE        DECEMBER 22, 2004(a)
                                                                            YEAR ENDED                  THROUGH
                                                                     DECEMBER 31, 2005        DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                                            $29.15                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                                                                              --(c)
Net realized and unrealized gains (losses) on investments                       (3.16)                   (0.85)
                                                                               -------                  -------
Total income (loss) from investment activities                                  (2.76)                   (0.85)
                                                                               -------                  -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                                               --(c)                    --
                                                                               -------                  -------
NET ASSET VALUE, END OF PERIOD                                                  $26.39                   $29.15
                                                                               =======                  =======
TOTAL RETURN                                                                   (9.46)%                  (2.83)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                                2.28%                    3.86%
Net expenses(e)                                                                  1.98%                    1.98%
Net investment income (loss)(e)                                                  1.40%                    0.03%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                               $4,190                     $637
Portfolio turnover rate(f)                                                          --                       --(d)
=====================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 95

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE   SEPTEMBER 3, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $17.12              $18.82              $28.74              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.23              (0.11)              (0.20)              (0.02)
Net realized and unrealized gains (losses)
  on investments                                           (0.73)              (1.59)              (9.72)              (1.24)
                                                          -------             -------            --------             -------
Total income (loss) from investment
  activities                                               (0.50)              (1.70)              (9.92)              (1.26)
                                                          -------             -------            --------             -------
NET ASSET VALUE, END OF PERIOD                             $16.62              $17.12              $18.82              $28.74
                                                          =======             =======            ========             =======
TOTAL RETURN                                              (2.92)%             (9.03)%            (34.52)%             (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.90%               2.28%               2.71%               1.73%
Net expenses(d)                                             1.90%               1.98%               1.98%               1.73%
Net investment income (loss)(d)                             1.36%             (0.62)%             (0.80)%             (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $9,193              $6,934                $125              $2,173
Portfolio turnover rate(e)                                     --                  --                  --                  --(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

96 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT OTC

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $18.41              $20.71              $33.37              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.23              (0.13)              (0.24)              (0.09)
Net realized and unrealized gains (losses)
  on investments                                           (0.08)              (2.17)             (12.21)                3.46
                                                          -------            --------            --------            --------
Total income (loss) from investment
  activities                                                 0.15              (2.30)             (12.45)                3.37
                                                          -------            --------            --------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                          --                  --              (0.21)                  --
                                                          -------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD                             $18.56              $18.41              $20.71              $33.37
                                                          =======            ========            ========            ========
TOTAL RETURN                                                0.81%            (11.11)%            (37.31)%              11.23%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.85%               1.86%               1.99%               1.96%
Net expenses(d)                                             1.85%               1.86%               1.98%               1.96%
Net investment income (loss)(d)                             1.21%             (0.62)%             (0.93)%             (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $31,588             $16,213             $31,524             $14,030
Portfolio turnover rate(e)                                     --                  --                  --                  --(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 97

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BANKS

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $36.81              $33.11              $25.98              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.56                0.50                0.38                0.19
Net realized and unrealized gains (losses)
  on investments                                           (0.92)                3.39                7.25              (4.21)
                                                          -------            --------            --------            --------
Total income (loss) from investment
  activities                                               (0.36)                3.89                7.63              (4.02)
                                                          -------            --------            --------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                      (1.20)              (0.19)              (0.50)                  --
Net realized gain on investments                           (4.99)                  --                  --                  --
                                                          -------            --------            --------            --------
Total distributions                                        (6.19)              (0.19)              (0.50)                  --
                                                          -------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD                             $30.26              $36.81              $33.11              $25.98
                                                          =======            ========            ========            ========

TOTAL RETURN                                              (0.15)%              11.77%              29.39%            (13.40)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           2.03%               1.98%               2.30%               2.11%
Net expenses(d)                                             1.98%               1.98%               1.98%               1.98%
Net investment income (loss)(d)                             1.67%               1.46%               1.30%               1.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $11,872            $13,140               $5,759              $5,782
Portfolio turnover rate(e)                                   883%              1,003%              1,457%              1,183%(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

98 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BASIC MATERIALS

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $36.18              $33.74              $25.66              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.13                0.02                0.22                0.23
Net realized and unrealized gains (losses)
  on investments                                             0.59(c)             3.40(c)             7.88              (4.57)
                                                          -------             -------             -------           ---------
Total income (loss) from investment
  activities                                                 0.72                3.42                8.10              (4.34)
                                                          -------             -------             -------           ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                      (0.03)              (0.10)              (0.02)                  --
Net realized gains on investments                          (2.32)              (0.88)                  --                  --
                                                          -------             -------             -------           ---------
Total distributions                                        (2.35)              (0.98)              (0.02)                  --
                                                          -------             -------             -------           ---------
NET ASSET VALUE, END OF PERIOD                             $34.55              $36.18              $33.74              $25.66
                                                          =======             =======             =======           =========
TOTAL RETURN                                                2.44%              10.22%              31.58%            (14.47)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                           1.91%               1.96%               2.03%               2.21%
Net expenses(e)                                             1.91%               1.96%               1.97%               1.98%
Net investment income (loss)(e)                             0.36%               0.06%               0.75%               1.25%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $34,750             $25,614             $50,929              $3,851
Portfolio turnover rate(f)                                   650%                783%              1,009%              2,498%(d)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 99

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BIOTECHNOLOGY

==================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE   JANUARY 22, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED            THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002  DECEMBER 31, 2001
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $19.18              $21.96              $15.71              $25.44             $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                               (0.38)              (0.41)              (0.37)              (0.35)             (0.48)
Net realized and unrealized
  gains (losses)
  on investments                            4.06                2.25                6.62              (9.19)             (4.08)
                                         -------             -------             -------            --------            -------
Total income (loss) from
  investment activities                     3.68                1.84                6.25              (9.54)             (4.56)
                                         -------             -------             -------            --------            -------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net realized gains
  on investments                          (1.13)              (4.62)                  --              (0.19)                 --
                                         -------             -------             -------            --------            -------
NET ASSET VALUE,
  END OF PERIOD                           $21.73              $19.18              $21.96              $15.71             $25.44
                                         =======             =======             =======            ========           ========
TOTAL RETURN                              19.24%               9.73%              39.78%            (37.51)%           (15.20)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                          1.92%               1.98%               2.04%               2.16%              2.03%
Net expenses(d)                            1.92%               1.98%               1.98%               1.98%              2.03%
Net investment income (loss)(d)          (1.90)%             (1.88)%             (1.87)%               1.91%            (1.98)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $25,092             $24,832             $14,342             $14,246            $44,247
Portfolio turnover rate(e)                  809%                788%                848%              1,049%             1,044%(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

100 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP CONSUMER GOODS

==================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE           MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED               THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $30.00              $29.53              $25.11                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.04                0.07                0.04                  0.04
Net realized and unrealized gains (losses)
  on investments                                           (0.15)(c)             2.54(c)             4.59                (4.93)
                                                          -------              ------              ------              --------
Total income (loss) from investment
  activities                                               (0.11)                2.61                4.63                (4.89)
                                                          -------              ------              ------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                      (0.14)              (0.03)              (0.21)                    --
Net realized gains on investments                              --              (2.11)                  --                    --
                                                          -------              ------              ------              --------
Total distributions                                        (0.14)              (2.14)              (0.21)                    --
                                                          -------              ------              ------              --------
NET ASSET VALUE, END OF PERIOD                             $29.75              $30.00              $29.53                $25.11
                                                          =======              ======              ======              ========
TOTAL RETURN                                              (0.37)%               9.26%              18.46%              (16.30)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                           2.08%               1.99%               2.33%                 2.10%
Net expenses(e)                                             1.98%               1.98%               1.98%                 1.98%
Net investment income (loss)(e)                             0.13%               0.24%               0.13%                 0.22%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $6,913              $9,970              $2,406                $4,952

Portfolio turnover rate(f)                                   870%              1,547%              1,472%                1,057%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 101

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP CONSUMER SERVICES

==================================================================================================================================
                                                                                                                FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE          MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED              THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003    DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $29.99              $27.87              $21.98               $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                            (0.35)              (0.29)              (0.30)               (0.17)
Net realized and unrealized gains (losses)
  on investments                                           (1.05)                2.41                6.19               (7.85)
                                                          -------             -------             -------             --------
Total income (loss) from investment
  activities                                               (1.40)                2.12                5.89               (8.02)
                                                          -------             -------             -------             --------
NET ASSET VALUE, END OF PERIOD                             $28.59              $29.99              $27.87               $21.98
                                                          =======             =======             =======             ========

TOTAL RETURN                                              (4.67)%               7.61%              26.80%             (26.73)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           2.48%               2.20%               2.33%                2.65%
Net expenses(d)                                             1.98%               1.98%               1.96%                1.98%
Net investment income (loss)(d)                           (1.22)%             (1.03)%             (1.19)%              (1.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $3,521             $11,878              $3,777               $3,439
Portfolio turnover rate(e)                                 1,219%              1,256%              2,100%               2,644%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

102 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP FINANCIALS

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                               $33.80              $30.72              $23.85              $28.02              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                                 0.27                0.20                0.11                0.06                0.04
Net realized and unrealized
  gains (losses)
  on investments                            1.06                2.97                6.80              (4.23)              (2.02)
                                         -------             -------             -------            --------             -------
Total income (loss) from
  investment activities                     1.33                3.17                6.91              (4.17)              (1.98)
                                         -------             -------             -------            --------             -------
DISTRIBUTION TO
  SHAREHOLDERS FROM:
Net investment income                     (0.29)              (0.09)              (0.04)                  --                  --
                                         -------             -------             -------            --------             -------
NET ASSET VALUE, END OF PERIOD            $34.84              $33.80              $30.72              $23.85              $28.02
                                         =======             =======             =======            ========             =======
TOTAL RETURN                               3.98%              10.34%              28.99%            (14.88)%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                          1.92%               1.92%               2.07%               2.14%               2.10%
Net expenses(d)                            1.92%               1.92%               1.98%               1.98%               2.10%
Net investment income (loss)(d)            0.80%               0.63%               0.42%               0.22%               0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $35,924             $30,767             $21,024             $11,898             $20,089
Portfolio turnover rate(e)                  316%                595%                726%              1,341%              1,330%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 103

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP HEALTH CARE

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                               $26.42              $25.81              $21.98              $28.43              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                               (0.15)              (0.13)              (0.15)              (0.13)              (0.30)
Net realized and unrealized
  gains (losses)
  on investments                            1.74                0.74(c)            3.98               (6.32)              (1.27)
                                         -------             -------             -------            --------             -------
Total income (loss) from
  investment activities                     1.59                0.61                3.83              (6.45)              (1.57)
                                         -------             -------             -------            --------             -------
NET ASSET VALUE, END OF PERIOD            $28.01              $26.42              $25.81              $21.98              $28.43
                                         =======             =======             =======            ========             =======
                                                                                                                         (5.23)%(d)
TOTAL RETURN                               6.02%               2.36%              17.42%            (22.69)%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                          1.89%               1.91%               2.04%               2.14%               2.06%
Net expenses(e)                            1.89%               1.91%               1.97%               1.98%               2.06%
Net investment income (loss)(e)          (0.57)%             (0.51)%             (0.63)%             (0.54)%             (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $57,307             $40,017             $25,286             $14,622             $33,227
Portfolio turnover rate(f)                  310%                464%                877%                897%              1,032%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

104 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP INDUSTRIALS

=================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $33.09              $30.88              $24.05              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                            (0.11)              (0.04)              (0.01)              (0.01)

Net realized and unrealized gains (losses)
  on investments                                             0.90(c)             4.06                6.84              (5.94)
                                                          -------              ------             -------              ------
Total income (loss) from investment
  activities                                                 0.79                4.02                6.83              (5.95)
                                                          -------              ------             -------              ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                          (0.34)              (1.81)                  --                  --
                                                          -------              ------             -------              ------
NET ASSET VALUE, END OF PERIOD                             $33.54              $33.09              $30.88              $24.05
                                                          =======              ======             =======              ======
TOTAL RETURN                                                2.44%              13.22%              28.40%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                           2.17%               1.99%               2.25%               2.65%
Net expenses(e)                                             1.98%               1.98%               1.98%               1.98%
Net investment income (loss)(e)                           (0.36)%             (0.14)%             (0.05)%             (0.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $10,101              $9,459             $11,751              $1,134
Portfolio turnover rate(f)                                   720%              1,159%              1,997%                906%(d)
=================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 105

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP INTERNET

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                                           FOR THE               FOR THE             FOR THE         MAY 1, 2002(a)
                                                        YEAR ENDED            YEAR ENDED          YEAR ENDED             THROUGH
                                                 DECEMBER 31, 2005     DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                        $54.32                $45.81              $25.99              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                             (0.98)                (0.93)              (0.75)              (0.35)
Net realized and unrealized gains (losses)
  on investments                                              5.01(c)              10.53               21.02              (3.66)
                                                           -------               -------             -------            --------
Total income (loss) from investment activities                4.03                  9.60               20.27              (4.01)
                                                           -------               -------             -------            --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                               --                (1.09)              (0.45)                  --
                                                           -------               -------             -------            --------

NET ASSET VALUE, END OF PERIOD                              $58.35                $54.32              $45.81              $25.99
                                                           =======               =======             =======            ========
TOTAL RETURN                                                 7.44%                21.26%              77.99%            (13.37)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                            1.92%                 1.94%               2.01%               2.04%
Net expenses(e)                                              1.92%                 1.94%               1.98%               1.98%
Net investment income (loss)(e)                            (1.87)%               (1.94)%             (1.97)%             (1.97)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $25,338               $41,995             $14,882             $28,880
Portfolio turnover rate(f)                                    855%                  949%                803%                505%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

106 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP OIL & GAS

===================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                        FOR THE             FOR THE             FOR THE             FOR THE     JANUARY 1, 2001(a)
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                              DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                              $36.63              $28.33              $23.17              $27.93              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                              (0.15)              (0.05)              (0.01)              (0.05)                  --(c)
Net realized and unrealized
  gains (losses) on
  investments                             11.64                8.37                5.17              (4.71)              (2.07)
                                       --------             -------             -------            --------            --------
Total income (loss) from
  investment activities                   11.49                8.32                5.16              (4.76)              (2.07)
                                       --------             -------             -------            --------            --------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net realized gains
  on investments                         (1.10)              (0.02)                  --                  --                  --
                                       --------             -------             -------            --------            --------

NET ASSET VALUE, END OF
  PERIOD                                 $47.02              $36.63              $28.33              $23.17              $27.93
                                       ========             =======             =======            ========            ========
TOTAL RETURN                             31.31%              29.36%              22.27%            (17.04)%             (6.90)%(d)

RATIOS TO AVERAGE
  NET ASSETS:
Gross expenses(e)                         1.86%               1.92%               2.09%               2.16%               2.05%
Net expenses(e)                           1.86%               1.92%               1.98%               1.98%               2.05%
Net investment income
  (loss)(e)                             (0.34)%             (0.16)%             (0.05)%             (0.18)%             (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                              $148,466             $85,137             $44,398             $19,283             $24,007
Portfolio turnover rate(f)                 298%                470%              1,091%              1,632%              1,169%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 107

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PHARMACEUTICALS

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                                           FOR THE               FOR THE             FOR THE         MAY 1, 2002(a)
                                                        YEAR ENDED            YEAR ENDED          YEAR ENDED             THROUGH
                                                 DECEMBER 31, 2005     DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                        $23.54                $25.93              $25.96              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                               0.15                  0.08              (0.09)                  --(c)
Net realized and unrealized gains (losses)
  on investments                                            (1.05)                (2.47)                1.51              (4.04)
                                                           -------               -------             -------            --------
Total income (loss) from investment activities              (0.90)                (2.39)                1.42              (4.04)
                                                           -------               -------             -------            --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       (0.08)                    --                  --                  --
Net realized gains on investments                               --                    --              (1.45)                  --
                                                           -------               -------             -------            --------
Total distributions                                         (0.08)                    --              (1.45)                  --
                                                           -------               -------             -------            --------

NET ASSET VALUE, END OF PERIOD                              $22.56                $23.54              $25.93              $25.96
                                                           =======               =======             =======            ========
TOTAL RETURN                                               (3.82)%               (9.22)%               5.60%            (13.47)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                            1.93%                 1.97%               2.06%               2.12%
Net expenses(e)                                              1.93%                 1.97%               1.98%               1.98%
Net investment income (loss)(e)                              0.65%                 0.32%             (0.33)%             (0.02)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $10,780               $11,803             $11,851              $3,414
Portfolio turnover rate(f)                                    853%                1,223%              2,569%              1,709%(d)
===================================================================================================================================

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

108 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                                           FOR THE               FOR THE             FOR THE         MAY 1, 2002(a)
                                                        YEAR ENDED            YEAR ENDED          YEAR ENDED             THROUGH
                                                 DECEMBER 31, 2005     DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                        $32.58                $40.99              $29.44              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                               0.45                (0.20)              (0.31)              (0.07)
Net realized and unrealized gains (losses)
  on investments                                              8.12                (3.64)               11.86              (0.49)
                                                          --------               -------             -------             -------
Total income (loss) from investment activities                8.57                (3.84)               11.55              (0.56)
                                                          --------               -------             -------             -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                               --                (4.57)                  --                  --
                                                          --------               -------             -------             -------

NET ASSET VALUE, END OF PERIOD                              $41.15                $32.58              $40.99              $29.44
                                                          ========               =======             =======             =======
TOTAL RETURN                                                26.30%               (9.92)%              39.23%             (1.87)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                            1.86%                 1.87%               1.98%               1.98%
Net expenses(d)                                              1.86%                 1.87%               1.97%               1.98%
Net investment income (loss)(d)                              1.38%               (0.58)%             (0.94)%             (0.40)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $113,173               $60,432             $76,218             $55,639
Portfolio turnover rate(e)                                      --                    --                  --                  --(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 109

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP REAL ESTATE

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                               $50.49              $40.89              $31.16              $32.72              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)             0.59                1.04                1.09                1.38                1.53
Net realized and unrealized
  gains (losses)
  on investments                            2.78                9.86                9.14              (1.34)                1.19
                                          ------              ------              ------              ------              ------
Total income (loss) from
  investment activities                     3.37               10.90               10.23                0.04                2.72
                                          ------              ------              ------              ------              ------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income                     (1.50)              (0.82)              (0.50)              (1.37)                  --
Net realized gains
  on investments                              --              (0.38)                  --                  --                  --
Return of capital                             --              (0.10)                  --              (0.23)                  --
                                          ------              ------              ------              ------              ------
Total distributions                       (1.50)              (1.30)              (0.50)              (1.60)                  --
                                          ------              ------              ------              ------              ------
NET ASSET VALUE,
  END OF PERIOD                           $52.36              $50.49              $40.89              $31.16              $32.72
                                          ======              ======              ======              ======              ======

TOTAL RETURN                               6.75%              27.20%              33.15%               0.02%               9.07%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                          1.89%               1.93%               2.02%               2.13%               1.99%
Net expenses(d)                            1.89%               1.93%               1.98%               1.98%               1.99%
Net investment
  income (loss)(d)                         1.17%               2.35%               3.08%               4.09%               5.01%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                         $34,594             $79,668             $39,613             $20,920             $39,414
Portfolio turnover rate(e)                1,105%              1,184%              1,113%              1,163%                753%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

110 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SEMICONDUCTOR

===================================================================================================================================
                                                                                                                FOR THE PERIOD
                                                          FOR THE              FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED           YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005    DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE,
  BEGINNING OF PERIOD                                      $22.00               $29.34              $15.58              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                            (0.30)               (0.39)              (0.41)              (0.24)
Net realized and unrealized gains
  (losses) on investments                                    2.20               (6.54)               14.17             (14.18)
                                                          -------             --------             -------            --------
Total income (loss)
  from investment activities                                 1.90               (6.93)               13.76             (14.42)
                                                          -------             --------             -------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                          (1.72)               (0.41)                  --                  --
                                                          -------             --------             -------            --------
NET ASSET VALUE, END OF PERIOD                             $22.18               $22.00              $29.34              $15.58
                                                          =======             ========             =======            ========

TOTAL RETURN                                                8.64%             (23.54)%              88.32%            (48.07)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.98%                1.99%               2.05%               2.33%
Net expenses(d)                                             1.98%                1.98%               1.98%               1.98%
Net investment income (loss)(d)                           (1.34)%              (1.58)%             (1.72)%             (1.89)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $13,682              $10,851             $18,332              $3,790
Portfolio turnover rate(e)                                 1,245%               1,460%              1,364%                886%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 111

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TECHNOLOGY
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE         MAY 1, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $15.30              $15.56              $10.66              $17.97              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                               (0.19)                0.06              (0.20)              (0.24)              (0.34)
Net realized and unrealized
  gains (losses)
   on investments                           0.40(c)           (0.14)(c)             5.10              (7.07)             (11.69)
                                         -------             -------             -------            --------            --------
Total income (loss) from
  investment activities                     0.21              (0.08)                4.90              (7.31)             (12.03)
                                         -------             -------             -------            --------            --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                     (0.05)                  --                  --                  --                  --
Net realized gains
  on investments                          (0.55)              (0.18)                  --                  --                  --
                                         -------             -------             -------            --------            --------
Total distributions                       (0.60)              (0.18)                  --                  --                  --
                                         -------             -------             -------            --------            --------
NET ASSET VALUE,
  END OF PERIOD                           $14.91              $15.30              $15.56              $10.66              $17.97
                                         =======             =======             =======            ========            ========
TOTAL RETURN                               1.22%             (0.43)%              45.97%            (40.68)%            (40.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                          1.89%               1.87%               1.93%               2.27%               2.10%
Net expenses(e)                            1.89%               1.87%               1.93%               1.98%               2.10%
Net investment income
  (loss)(e)                              (1.29)%               0.40%              (1.47)%            (1.77)%             (1.91)%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                         $19,716             $24,476             $30,631             $15,271             $15,410
Portfolio turnover rate(f)                  381%                497%                702%              1,208%              2,548%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses on investments during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

112 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TELECOMMUNICATIONS

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $15.25              $13.74              $13.41              $21.57              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                                 0.32                0.21                0.31              (0.10)              (0.28)
Net realized and unrealized
  gains (losses)
  on investments                          (1.29)                1.91                0.02              (8.06)              (8.15)
                                         -------             -------             -------             -------             -------
Total income (loss) from
  investment activities                   (0.97)                2.12                0.33              (8.16)              (8.43)
                                         -------             -------             -------             -------             -------
DISTRIBUTION TO
  SHAREHOLDERS FROM:
Net investment income                     (0.32)              (0.13)                  --                  --                  --
Net realized gains
  on investments                          (0.48)              (0.48)                  --                  --                  --
                                         -------             -------             -------             -------             -------
Total distributions                       (0.80)              (0.61)                  --                  --                  --
                                         -------             -------             -------             -------             -------
NET ASSET VALUE,
  END OF PERIOD                           $13.48              $15.25              $13.74              $13.41              $21.57
                                         =======             =======             =======            ========            ========
TOTAL RETURN                             (6.64)%              15.56%               2.46%            (37.83)%            (28.10)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                          1.91%               1.95%               2.06%               2.19%               2.17%
Net expenses(d)                            1.91%               1.95%               1.97%               1.98%               2.17%
Net investment income
  (loss)(d)                                2.25%               1.42%               2.40%             (0.72)%             (1.27)%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                          $8,798             $17,894              $7,488             $16,796              $4,150
Portfolio turnover rate(e)                  970%              1,048%              1,508%              1,290%              2,830%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average aily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 113

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP REAL UTILITIES

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $26.55              $22.38              $18.78              $24.69              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                                 0.46                0.43                0.40                0.51                0.39
Net realized and unrealized
  gains (losses)
  on investments                            3.04                4.26                3.61              (6.42)              (5.70)
                                         -------             -------             -------            --------            --------
Total income (loss) from
  investment activities                     3.50                4.69                4.01              (5.91)              (5.31)
                                         -------             -------             -------            --------            --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                     (0.16)              (0.17)              (0.41)                  --                  --
Net realized gains
  on investments                          (0.25)              (0.35)                  --                  --                  --
                                         -------             -------             -------            --------            --------
Total distributions                       (0.41)              (0.52)              (0.41)                  --                  --
                                         -------             -------             -------            --------            --------
NET ASSET VALUE,
  END OF PERIOD                           $29.64              $26.55              $22.38              $18.78              $24.69
                                         =======             =======             =======            ========            ========

TOTAL RETURN                              13.06%              21.07%              21.37%            (23.94)%            (17.70)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                          1.89%               1.95%               2.06%               2.17%               2.05%
Net expenses(d)                            1.89%               1.95%               1.98%               1.98%               2.05%
Net investment income
  (loss)(d)                                1.56%               1.78%               1.98%               2.31%               1.44%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                         $75,931             $51,964             $22,653             $26,026             $13,420
Portfolio turnover rate(e)
                                            251%                569%              1,134%              1,461%              1,008%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

114 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS

===================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                                           FOR THE             FOR THE             FOR THE          MAY 1, 2002(a)
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED              THROUGH
                                                 DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003    DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                        $30.74              $28.66              $34.12               $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                                                   0.75                0.25                0.06                 0.12
Net realized and unrealized gains
  (losses) on investments                                     2.01                2.09(c)           (0.90)                 4.89

                                                           -------             -------             -------             --------
Total income (loss) from
  investment activities                                       2.76                2.34              (0.84)                 5.01
                                                           -------             -------             -------             --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       (0.75)              (0.25)              (0.06)               (0.89)
Net realized gains on investments                               --                  --              (3.23)                   --
Return of capital                                               --              (0.01)              (1.33)                   --
                                                           -------             -------             -------             --------
Total distributions                                         (0.75)              (0.26)              (4.62)               (0.89)
                                                           -------             -------             -------             --------
NET ASSET VALUE, END OF PERIOD                              $32.75              $30.74              $28.66               $34.12
                                                           =======             =======             =======             ========

TOTAL RETURN                                                 9.01%               8.18%             (2.55)%               16.90%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                            1.59%               1.61%               1.74%                1.71%
Net expenses(e)                                              1.59%               1.61%               1.73%                1.71%
Net investment income (loss)(e)                              2.32%               0.86%               0.18%                0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $91,463             $43,605             $36,776             $124,928
Portfolio turnover rate(f)                                  1,660%              1,258%                526%                 269%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 115

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY

===================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                                           FOR THE             FOR THE             FOR THE          MAY 1, 2002(a)
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED              THROUGH
                                                 DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003    DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                        $20.78              $23.32              $24.32               $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                               0.27              (0.10)              (0.23)               (0.09)
Net realized and unrealized gains
  (losses) on investments                                   (1.92)              (2.44)              (0.77)               (5.59)
                                                          --------            --------             -------               ------
Total income (loss) from
  investment activities                                     (1.65)              (2.54)              (1.00)               (5.68)
                                                          --------            --------             -------               ------
NET ASSET VALUE, END OF PERIOD                              $19.13              $20.78              $23.32               $24.32
                                                          ========            ========             =======             ========

TOTAL RETURN                                               (7.89)%            (10.89)%             (4.11)%             (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                            1.73%               1.75%               1.91%                2.13%
Net expenses(d)                                              1.73%               1.75%               1.91%                1.98%
Net investment income (loss)(d)                              1.36%             (0.45)%             (0.94)%              (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $139,379            $179,638             $74,272               $7,168
Portfolio turnover rate(e)                                      --                  --                  --                   --(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

116 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MONEY MARKET

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    OCTOBER 29, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001

NET ASSET VALUE, BEGINNING
  OF PERIOD                               $1.000              $1.000              $1.000              $1.000              $1.000

INVESTMENT ACTIVITIES:
Net investment income (loss)               0.018               0.001               0.001               0.002               0.001
                                         -------             -------             -------             -------             -------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                    (0.018)             (0.001)             (0.001)             (0.002)             (0.001)
                                         -------             -------             -------             -------             -------
NET ASSET VALUE, END OF PERIOD            $1.000              $1.000              $1.000              $1.000              $1.000
                                         =======             =======             =======             =======             =======
TOTAL RETURN                               1.80%               0.08%               0.12%               0.21%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)                          1.34%               1.35%               1.43%               1.51%               1.60%
Net expenses(c)                            1.34%               1.15%               0.93%               1.32%               1.60%
Net investment income (loss)(c)            1.91%               0.05%               0.12%               0.22%               0.27%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $56,286             $30,701             $45,786             $69,179             $60,980
===================================================================================================================================

(a) Commencement of operations
(b) Not annualized for periods less than a year.
(c) Annualized for periods less than a year.

                                                      Financial Highlights > 117

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

   PROFUNDS(R)
      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
         P.O. Box 182800
         Columbus, OH 43218-2800

      PHONE NUMBERS
         For Financial Professionals:     (888) PRO-5717     (888) 776-5717
         For All Others:                  (888) PRO-FNDS     (888) 776-3637
         Or:                              (614) 470-8122
         Fax Number:                      (800) 782-4797

      WEBSITE ADDRESS
         www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2006, which we have filed electronically with the Securities and Exchange Commission ("SEC") and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                            [LOGO OF BEAR & BULL](R)
                                   PROFUNDS(R)
                          NOT JUST FUNDS, PROFUNDS(TM)

                                     Investment Company Act File No. 811-08239
                                                                         PROVP

                                                        [LOGO OF BEAR & BULL(R)]
                                                            PROFUNDS(R)

                                                    Not just funds, ProFunds(SM)

                                                 CLASSIC PROFUNDS VP
                                                 Bull
                                                 Small-Cap
                                                 Dow 30
                                                 OTC
                                                 Mid-Cap Value
                                                 Small-Cap Value
                                                 Europe 30

                                                 ULTRA PROFUNDS VP
                                                 UltraBull
                                                 UltraMid-Cap
                                                 UltraSmall-Cap
                                                 UltraOTC

                                                 INVERSE PROFUNDS VP
                                                 Bear
                                                 Short Small-Cap
                                                 Short Dow 30
                                                 Short OTC

                                                 SECTOR PROFUNDS VP
                                                 Oil & Gas
                                                 Precious Metals
                                                 Real Estate

                                                 BOND BENCHMARKED
                                                 PROFUNDS VP
                                                 U.S. Government Plus
                                                 Rising Rates Opportunity

                                                 PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------
PROSPECTUS

May 1, 2006

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                       This Page Intentionally Left Blank
2

TABLE OF CONTENTS

 4    PROFUNDS VP OVERVIEW

 7    STRATEGIES AND RISKS

15    CLASSIC PROFUNDS VP
16      Bull
17      Small-Cap
18      Dow 30
19      OTC
20      Mid-Cap Value
21      Small-Cap Value
22      Europe 30

23    ULTRA PROFUNDS VP
24      UltraBull
25      UltraMid-Cap
26      UltraSmall-Cap
27      UltraOTC

29    INVERSE PROFUNDS VP
30      Bear
31      Short Small-Cap
32      Short Dow 30
33      Short OTC

35    SECTOR PROFUNDS VP
36      Oil & Gas
37      Precious Metals
38      Real Estate

39    BOND BENCHMARKED PROFUNDS VP
40      U.S. Government Plus
41      Rising Rates Opportunity

43    PROFUND VP MONEY MARKET

47    GENERAL PROFUNDS VP INFORMATION

51    PROFUNDS MANAGEMENT

55    FINANCIAL HIGHLIGHTS

[LOGO OF PROFOUNDS(R)]
      PROFOUNDS(R)

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

--------------------------------------------------------------------------------------------------------------------------
PROFUND VP         INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
--------------------------------------------------------------------------------------------------------------------------
Bull               S&P 500 Index(R)                        Match (100%)        Diverse, widely traded, large capitalization
Small-Cap          Russell 2000(R) Index                   Match (100%)        Diverse, small capitalization
Dow 30             Dow Jones Industrial Average            Match (100%)        Diverse, widely traded, large capitalization
OTC                NASDAQ-100 Index(R)                     Match (100%)        Large capitalization, non-financial companies
                                                                               listed on The NASDAQ Stock Market
Mid-Cap Value      S&P MidCap 400/Citigroup Value Index    Match (100%)        Diverse, widely traded, mid-capitalization
Small-Cap Value    S&P SmallCap 600/Citigroup Value Index  Match (100%)        Diverse, small capitalization
Europe 30          ProFunds Europe 30 Index                Match (100%)        Companies whose principal offices are located
                                                                               in European countries, whose securities are
                                                                               traded in the U.S.

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that double (200%) the daily price performance of an index.

---------------------------------------------------------------------------------------------------------------------------
PROFUND VP         INDEX                                  DAILY BENCHMARK      TYPES OF COMPANIES IN INDEX
---------------------------------------------------------------------------------------------------------------------------
UltraBull          S&P 500 Index                           Double (200%)       Diverse, widely traded, large capitalization
UltraMid-Cap       S&P MidCap 400 Index                    Double (200%)       Diverse, widely traded, mid-capitalization
UltraSmall-Cap     Russell 2000 Index                      Double (200%)       Diverse, small capitalization
UltraOTC           NASDAQ-100 Index                        Double (200%)       Large capitalization, non-financial companies
                                                                               listed on The NASDAQ Stock Market


INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily price performance of an index.

---------------------------------------------------------------------------------------------------------------------------------
PROFUND VP         INDEX                                    DAILY BENCHMARK    TYPES OF COMPANIES IN INDEX
---------------------------------------------------------------------------------------------------------------------------------
Bear               S&P 500 Index                          100% of the Inverse  Diverse, widely traded, large capitalization
Short Small-Cap    Russell 2000 Index                     100% of the Inverse  Diverse, small capitalization
Short Dow 30       Dow Jones Industrial Average           100% of the Inverse  Diverse, widely traded, large capitalization
Short OTC          NASDAQ-100 Index                       100% of the Inverse  Large capitalization, non-financial companies listed on The NASDAQ Stock Market

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

---------------------------------------------------------------------------------------------------------------------------------
PROFUND VP         INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
---------------------------------------------------------------------------------------------------------------------------------
Oil & Gas          Dow Jones U.S. Oil & Gas Index          Match (100%)        Securities within the oil and gas sector
                                                                               in the U.S. equity market
Precious Metals    Dow Jones Precious Metals Index         Match (100%)        Securities of companies involved in the
                                                                               mining of precious metals
Real Estate        Dow Jones U.S. Real Estate Index        Match (100%)        Securities representing the real estate
                                                                               industry in the U.S. equity market

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All non-money market ProFunds VP utilize the performance of an index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily price performance of the S&P 500 Index(R).

4 < ProFunds VP Overview

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price performance, or the inverse daily price performance, of the most recently issued 30-year U.S. Treasury Bond.

--------------------------------------------------------------------------------------------------------------------------
PROFUND VP                  SECURITY                                  DAILY BENCHMARK    DESCRIPTION OF SECURITY OR INDEX
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Plus        Most recently issued 30-year            125%                 U.S. Treasury securities
                            U.S. Treasury Bond
Rising Rates Opportunity    Most recently issued 30-year            125% of the Inverse  U.S. Treasury securities
                            U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

                                                        ProFunds VP Overview > 5

                       This Page Intentionally Left Blank

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

"IN SEEKING TO ACHIEVE EACH NON-MONEY MARKET PROFUND VP'S INVESTMENT OBJECTIVE, PROFUND ADVISORS TAKES POSITIONS IN SECURITIES AND OTHER FINANCIAL INSTRUMENTS THAT PROFUND ADVISORS BELIEVES, IN COMBINATION, SHOULD SIMULATE THE DAILY MOVEMENT OF ITS BENCHMARK."

                                            ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except PROFUND VP MONEY MARKET, which is described later in this Prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security. In seeking to achieve each non-money market ProFund VP's investment objective, ProFund Advisors LLC ("ProFund Advisors" or the "Advisor"):

> uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the ProFund VP should hold to simulate the performance of the ProFund VP's benchmark;

> takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of the ProFund VP's benchmark;

> may not have investment exposure to all securities or components in the index underlying the ProFund VP's benchmark, or the ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

> may utilize a variety of securities and financial instruments in pursuing the ProFund VP's investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

> seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the ProFund VP's benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

> may invest in securities or instruments, including money market instruments and other income producing instruments that are not included in the index underlying the ProFund VP's benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark. Each ProFund VP does not seek to provide correlation with its benchmark over a period of time greater than one day. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, all MID-CAP, SMALL-CAP and DOW 30 PROFUNDS VP, PROFUND VP OTC, PROFUND VP EUROPE 30, PROFUND VP ULTRAOTC, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. Active trading in ProFund VP shares could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK(All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. The ProFunds' investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in these instruments. Such instruments, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund VP's benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired. These and other risks associated with such techniques are described elsewhere in this section, such as under liquidity risk, interest rate risk, credit risk and counterparty risk.

CONCENTRATION RISK (ProFund VP Dow 30, ProFund VP Short Dow 30 and all Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers

8 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

    PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, particularly with respect to the Sector ProFunds, a fund may have significant exposure to an individual company that constitutes a significant portion of that fund's benchmark index. As a result, such a fund will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index. Each of PROFUND VP SHORT SMALL-CAP, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a ProFund VP may invest in securities or financial instruments not included in the index underlying its benchmark. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. Each ULTRA, INVERSE, SECTOR AND BOND BENCHMARKED PROFUNDS VP (EXCLUDING PROFUND VP U.S. GOVERNMENT PLUS) seeks to rebalance its portfolio daily to keep leverage consistent with each Fund's daily investment objective. Therefore, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of the index underlying their benchmarks or the inverse thereof, as appropriate.

COUNTERPARTY RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors VP to be of comparable quality.

CREDIT RISK (All ProFunds VP). Credit risk is the risk that an issuer or guarantor of a security or a counterparty to a financial instrument may default on its payment obligations or experience a decline in credit quality. Changes in a debt issuer's credit rating may affect a debt instrument's value and, thus, impact Fund performance. The ProFunds VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties to transactions in financial instruments. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (Bond Benchmarked ProFunds VP and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest risk, credit rates and other factors. Typically, the value of outstanding debt instruments fall when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices, such as PROFUND VP U.S. GOVERNMENT PLUS.

EARLY CLOSE/TRADING HALT RISK (All ProFunds VP except ProFund VP Money Market). An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

EQUITY RISK (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund VP to decrease. THE INVERSE PROFUNDS VP respond differently to these risks than funds that are positively correlated to the equity markets.

FOREIGN CURRENCY RISK (ProFund VP Europe 30 and ProFund VP Precious Metals) Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

FOREIGN INVESTMENT RISK (ProFund VP Europe 30 and ProFund VP Precious Metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, including the effects of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund

                                            ProFunds VP Strategies and Risks > 9

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

VP may be impacted by fluctuations in foreign currencies, as described under Foreign Currency Risk above.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Europe 30 and ProFund VP Precious Metals). Certain ProFunds VP that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

INTEREST RATE RISK (Bond Benchmarked ProFunds VP and ProFund VP Money Market). Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP and ProFunds VP Rising Rates Opportunity). ProFunds VP benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value)- a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Ultra ProFunds VP, Sector ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. While only certain ProFunds VP employ leverage, all of the ProFunds VP (except PROFUND VP MONEY MARKET) may use leveraged investment techniques for investment purposes. The ProFunds VP that employ leverage will normally lose more money in adverse market environments than funds that do not employ leverage. A falling market is considered an adverse market environment for the CLASSIC PROFUNDS VP, ULTRA PROFUNDS VP, Sector ProFunds VP and U.S. GOVERNMENT PLUS PROFUND VP. A rising market is considered an adverse market environment for the INVERSE PROFUNDS VP AND PROFUND VP RISING RATES OPPORTUNITY PROFUND VP. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose objective               Fund B: A fund whose objective
is to seek daily investment                  is to seek daily investment
results, before fees and expenses,           results, before fees and
that correspond to the daily                 expenses, that correspond to
performance of an index.                     twice(200%) the daily
                                             performance of an index.

On Day 1, each Fund's benchmark index increases in value 1% which causes a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which causes a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security. In addition, a ProFund VP may not be able to pay redemption proceeds within the time periods described in this Prospectus as a result of unusual market conditions, an unusually high volume of redemption requests or other reasons.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. ProFunds VP, other than the INVERSE PROFUNDS VP, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFund VP). The ProFunds seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP Mid-Cap Value and ProFund VP UltraMid-Cap). Mid-cap company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Mid-cap companies may have limited product lines or resources and may be dependant upon a particular market niche.

NON-DIVERSIFICATION RISK (All ProFunds VP except ProFund VP Money Market). The non-money market ProFunds VP have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

PORTFOLIO TURNOVER RISK (All ProFunds VP except ProFund VP Money Market). Each Fund's strategy may involve high portfolio turnover to rebalance the Fund's investment exposure.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to achieve investment exposure consistent with its investment objective. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the

10 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP UltraSmall-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute for securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid, than the stocks of larger companies. Liquidating positions in small-cap companies could become difficult in turbulent market conditions. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP OTC, ProFund VP UltraOTC and ProFund VP Short OTC). Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole.

VALUE INVESTING RISK (ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced or overvalued. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole.

VOLATILITY RISK (Ultra ProFunds VP, Sector ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP most subject to volatility risk seek to provide a daily investment result that corresponds to a multiple or the inverse multiple of the performance of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts and definitions that may be unfamiliar to an investor.

> ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

> DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

> DEPOSITARY RECEIPTS (DRS), include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

   o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since:(i)ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

   o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

   o A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instrument are very similar. NYSs are used primarily by Dutch companies.

> EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

> FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions.
   The ProFunds VP (excluding PROFUND VP MONEY MARKET) may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

> FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and

                                           ProFunds VP Strategies and Risks > 11

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

> FUTURES OR FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

> LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

> MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

> OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

> ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

> REPURCHASE AGREEMENTS are contracts in which the seller of secu rities, usually U.S. Government Securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

> SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the components in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

> SELLING SHORT entails selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

> STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

> SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

> U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2006, the S&P 500 Index included companies with capitalizations between $815.2 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $24.2 billion.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a float-adjusted capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2006, the S&P MidCap 400 Index included companies with capitalizations between $438.3 million and $16.1 billion. The average capitalization of the companies comprising the Index was approximately $3.1 billion.

The RUSSELL 2000 INDEX is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of March 31, 2006, the Russell 2000 Index included companies with capitalizations between $19.6 million and $5.7 billion. The average capitalization of the companies comprising the Index was approximately $843.9 million.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of March 31, 2006, the NASDAQ-100 Index included companies with capitalizations between $3.7 billion and $281.2 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion.

The DOW JONES INDUSTRIAL AVERAGE ("DJIA") is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited

12 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

to traditionally defined industrial stocks, instead, the index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component's core business. When such an event necessitates that one component be replaced, the entire index is reviewed. As of March
31, 2006, the Dow Jones Industrial Average Index included companies with capitalizations between $12.0 billion and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $125.7 billion.

The S&P MIDCAP 400/CITIGROUP VALUE INDEX is designed to provide a comprehensive measure of mid-cap U.S. equity "value"performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum. As of March 31, 2006, the S&P MidCap 400/Citigroup Value Index included companies with capitalizations between $438.3 million and $13.3 billion. The average capitalization of the companies comprising the Index was approximately $2.8 billion.

The S&P SMALLCAP 600/CITIGROUP VALUE INDEX is designed to provide a comprehensive measure of small-cap U.S. equity "value"performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31,2006, the S&P SmallCap 600/Citigroup Value Index included companies with capitalizations between $60.5 million and $4.6 billion. The average capitalization of the companies comprising the Index was approximately $944.4 million.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2006, the ProFunds Europe 30 Index included companies with capitalizations between $361.8 million and $233.7 billion. The average capitalization of the companies comprising the Index was approximately $69.4 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

PROFUNDS EUROPE INDEX ("PEI") is a combined measure of European stock performance created by ProFund Advisors from the leading stock indices of Europe's three largest economies giving equal weight to each index each day. The PEI averages the daily U.S.dollar results of the following three indices:

   o The Financial Times Stock Exchange 100 Index - A capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange;

   o The Deutsche Aktienindex - A total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange; and

   o The CAC-40 - A capitalization-weighted index of 40 companies listed on the Paris Stock Exchange.

The DOW JONES U.S. OIL & GAS INDEX measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2006, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $682.8 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $14.4 billion.

The DOW JONES PRECIOUS METALS INDEX measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of March 31, 2006, the Dow Jones Precious Metals Index included companies with capitalizations between $293.8 million and $22.9 billion. The average capitalization of the companies comprising the Index was approximately $7.3 billion.

The DOW JONES U.S. REAL ESTATE INDEX measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2006, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $520.4 million and $18.9 billion. The average capitalization of the companies comprising the Index was approximately $3.8 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "S&P MidCap 400," "S&P MidCap 400," "Standard & Poor's MidCap 400," "S&P SmallCap 600," "Standard & Poor's SmallCap 600," "S&P MidCap 400/Citigroup Value Index," and "S&P Small-Cap 600/Citigroup Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds. "Dow Jones," "Dow 30," "Dow Jones Industrial Average(TM)," "DJIA," and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs."NASDAQ-100(R) Index"is a trademark of The NASDAQ Stock Market, Inc.("NASDAQ"). "Russell 2000(R)" and "Russell 3000(R)" are a trademark of the Frank Russell Company. "Philadelphia Stock Exchange(R)," "PHLX(R)," "PHLX Gold/Silver Sector(SM)" and "XAU(SM) " are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

   o  Sponsor, endorse, sell or promote the PROFUNDS VP.

   o Recommend that any person invest in the ProFunds VP or any other securities.

   o Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

   o Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

   o Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

                                           ProFunds VP Strategies and Risks > 13

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

   o The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

   o The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

   o The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data. Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

14 < ProFunds VP Strategies and Risks

CLASSIC PROFUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

--------------------------------------------------------------------------------

   CLASSIC PROFUNDS VP

--------------------------------------------------------------------------------

                                                                    DAILY
PROFUND VP             INDEX                                      BENCHMARK
--------------------------------------------------------------------------------
Bull                   S&P 500 Index                             Match (100%)
Small-Cap              Russell 2000 Index                        Match (100%)
Dow 30                 Dow Jones Industrial Average              Match (100%)
OTC                    NASDAQ-100 Index                          Match (100%)
Mid-Cap Value          S&P MidCap 400/Citigroup Value Index      Match (100%)
Small-Cap Value        S&P SmallCap 600/Citigroup Value Index    Match (100%)
Europe 30              ProFunds Europe 30 Index                  Match (100%)

                                                        Classic ProFunds VP > 15

--------------------------------------------------------------------------------

   PROFUND VP BULL

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                               -23.98%
2003                                25.59%
2004                                 8.83%
2005                                 2.74%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE           INCEPTION
As of December 31, 2005                  YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Bull                          2.74%      -0.90%          05/01/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                         4.91%       1.40%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.78%
                                         -----
Total Annual Fund Operating Expenses     1.78%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------
ProFund VP Bull           $181        $560         $964         $2,095

16 < ProFund VP Bull

--------------------------------------------------------------------------------

   PROFUND VP SMALL-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                               -22.44%
2003                                42.75%
2004                                16.74%
2005                                 2.81%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE           INCEPTION
As of December 31, 2005                  YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Small-Cap                     2.81%      5.16%           05/01/01
--------------------------------------------------------------------------------
Russel 2000 Index(1)                     4.63%      8.47%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.60%
                                         -----
Total Annual Fund Operating Expenses     1.60%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------
ProFund VP Small-Cap      $163        $505         $871         $1,900

                                                       ProFund VP Small-Cap > 17

--------------------------------------------------------------------------------

   PROFUND VP DOW 30

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP DOW 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES INDUSTRIAL AVERAGE ("DJIA").

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP DOW 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the DJIA. Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the DJIA and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP DOW 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP DOW 30 will have industry concentrations to approximately the same extent as the DJIA.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP DOW 30 are MARKET RISK, EQUITY RISK, COUNTERPARTY RISK, CREDIT RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, ACTIVE INVESTOR RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP DOW 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

PROFUND VP DOW 30 has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP DOW 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.80%
                                         ------
Total Annual Fund Operating Expenses     1.80%

*"Other Expenses" are based on estimated amounts for the current fiscal year.
 Other Expenses include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP DOW 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR      3 YEARS
-------------------------------------------------
ProFund VP Dow 30         $183        $566

18 < ProFund VP Dow 30

--------------------------------------------------------------------------------

   PROFUND VP OTC

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NASDAQ-100 INDEX. Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP OTC may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP OTC's investment strategies and risks, including a description of the terms in bold, please refer to "ProFunds VP Strategies and Risks "beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OTC by showing the variability of PROFUND VP OTC returns from year to year and by comparing average annual total returns of PROFUND VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                               -38.62%
2003                                46.75%
2004                                 8.53%
2005                                 0.18%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE           INCEPTION
As of December 31, 2005                  YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP OTC                           0.18%      -10.68%         01/22/01
--------------------------------------------------------------------------------
NASDAQ-100 Index(1)                      1.90%       -8.95%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.84%
                                         -----
Total Annual Fund Operating Expenses     1.84%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------
ProFund VP OTC            $187        $579         $995         $2,159

                                                             ProFund VP OTC > 19

--------------------------------------------------------------------------------

   PROFUND VP MID-CAP VALUE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/CITIGROUP VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/CITIGROUP VALUE INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP MID-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

THE PRINCIPAL RISKS OF INVESTING IN PROFUND VP MID-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VALUE INVESTING RISK.

For more information on PROFUND VP MID-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MID-CAP VALUE by showing the variability of PROFUND VP MID-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                               35.74%
2004                               15.96%
2005                                8.84%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP VALUE for one quarter was 18.46% (quarter ended June 30,
2003) and the lowest return was -6.80% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS               ONE        SINCE           INCEPTION
As of December 31, 2005                    YEAR       INCEPTION       DATE
----------------------------------------------------------------------------------
ProFund VP Mid-Cap Value                    8.84%      8.03%          05/01/02
----------------------------------------------------------------------------------
S&P MidCap 400/Citigroup Value Index(1)    11.58%     11.53%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.87%
                                         -----
Total Annual Fund Operating Expenses     1.87%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------
ProFund VP Mid-Cap Value  $190        $588         $1,011       $2,190

20 < ProFund VP Mid-Cap Value

--------------------------------------------------------------------------------

   PROFUND VP SMALL-CAP VALUE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/CITIGROUP VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/CITIGROUP VALUE INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VALUE INVESTING RISK.

For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by showing the variability of PROFUND VP SMALL-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                               34.68%
2004                               20.12%
2005                                4.00%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE           INCEPTION
As of December 31, 2005                  YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Small-Cap Value               4.00%      5.25%           05/01/02
--------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup
Value Index(1)                           6.26%      8.90%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.91%
                                         ------
Total Annual Fund Operating Expenses     1.91%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------
ProFund VP
  Small-Cap Value         $194        $600         $1,032       $2,233

                                                 ProFund VP Small-Cap Value > 21

--------------------------------------------------------------------------------

   PROFUND VP EUROPE 30

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, FOREIGN INVESTMENT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and FOREIGN CURRENCY RISK.

For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of PROFUND VP EUROPE 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2000                               -12.75%
2001                               -24.14%
2002                               -25.76%
2003                                38.73%
2004                                14.32%
2005                                 8.09%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE          FIVE        SINCE            INCEPTION
As of December 31, 2005                   YEAR         YEAR        INCEPTION        DATE
---------------------------------------------------------------------------------------------
ProFund VP Europe 30                      8.09%        -0.70%       0.54%           10/18/99
ProFunds Europe 30 Index(1)               8.00%        -0.68%       0.24%
---------------------------------------------------------------------------------------------
Dow Jones STOXX 50 Index(1)(2)            8.44%         1.48%       4.26%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.76%
                                         -----
Total Annual Fund Operating Expenses     1.76%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Europe 30            $179         $554          $954          $2,073

22 < ProFund VP Europe 30

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results.

> are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

--------------------------------------------------------------------------------

   ULTRA PROFUNDS VP

--------------------------------------------------------------------------------

                                                                    DAILY
PROFUND VP             INDEX                                      BENCHMARK
--------------------------------------------------------------------------------
UltraBull              S&P 500 Index                             Double (200%)
UltraMid-Cap           S&P MidCap 400 Index                      Double (200%)
UltraSmall-Cap         Russell 2000 Index                        Double (200%)
UltraOTC               NASDAQ-100 Index                          Double (200%)

                                                          Ultra ProFunds VP > 23

--------------------------------------------------------------------------------

   PROFUND VP ULTRA BULL

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 INDEX.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                               -36.11%
2003                                52.93%
2004                                17.18%
2005                                 2.61%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------
ProFund VP UltraBull                      2.61%        -2.35%           01/22/01
---------------------------------------------------------------------------------
S&P 500 Index(1)                          4.91%        -0.19%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.88%
                                         -----
Total Annual Fund Operating Expenses     1.88%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP UltraBull            $191         $591          $1,016        $2,201

24 < ProFund VP Ultra Bull

--------------------------------------------------------------------------------

   PROFUND VP ULTRA MID-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ leveraged investment techniques and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by showing the variability of PROFUND VP ULTRAMID-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                               70.09%
2004                               27.70%
2005                               17.89%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------
ProFund VP UltraMid-Cap                   17.89%       11.25%           05/01/02
---------------------------------------------------------------------------------
S&P MidCap 400 Index(1)                   12.56%       10.15%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.91%
                                         -----
Total Annual Fund Operating Expenses     1.91%

*Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap            $194         $600          $1,032        $2,233

                                                   ProFund VP Ultra Mid-Cap > 25

--------------------------------------------------------------------------------

   PROFUND VP ULTRA SMALL-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP ARE ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/ TRADING HALT RISK, PORTFOLIO TURNOVER RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2000                               -22.14%
2001                                -7.61%
2002                               -42.61%
2003                                99.45%
2004                                31.07%
2005                                 -0.2%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE          FIVE        SINCE            INCEPTION
As of December 31, 2005                   YEAR         YEAR        INCEPTION        DATE
---------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap                 -0.21%       6.70%       4.22%            10/18/99
---------------------------------------------------------------------------------------------
Russell 2000 Index(1)                      4.63%       8.29%       9.84%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.91%
                                         -----
Total Annual Fund Operating Expenses     1.91%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap          $194         $600          $1,032        $2,233

26 < ProFund VP Ultra Small-Cap

--------------------------------------------------------------------------------

   PROFUND VP ULTRAOTC

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2000                               -73.37%
2001                               -68.72%
2002                               -68.94%
2003                               102.67%
2004                                14.10%
2005                                -3.75%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS              ONE          FIVE        SINCE            INCEPTION
As of December 31, 2005                   YEAR         YEAR        INCEPTION        DATE
---------------------------------------------------------------------------------------------
ProFund VP UltraOTC                       -3.75%       -26.38%      -27.49%         10/18/99
---------------------------------------------------------------------------------------------
NASDAQ-100 Index(1)                        1.90%        -6.61%       -5.49%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.85%
                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES     1.85%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP UltraOTC             $188         $582          $1,001        $2,169

                                                        ProFund VP UltraOTC > 27

                       This Page Intentionally Left Blank

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

> are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

--------------------------------------------------------------------------------

  INVERSE PROFUNDS VP

--------------------------------------------------------------------------------

                                                                    DAILY
PROFUND VP             INDEX                                      BENCHMARK
--------------------------------------------------------------------------------
Bear                   S&P 500 Index                             100% of the Inverse
Short Small-Cap        Russell 2000 Index                        100% of the Inverse
Short Dow 30           Dow Jones Industrial Average              100% of the Inverse
Short OTC              NASDAQ-100 Index                          100% of the Inverse

                                                        Inverse ProFunds VP > 29

--------------------------------------------------------------------------------

   PROFUND VP BEAR

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                              20.82%
2003                                             -24.59%
2004                                             -10.29%
2005                                              -1.36%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Bear                           -1.36%       -1.19%           01/22/01
S&P 500 Index(1)                           4.91%        0.19%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.86%
                                         -----
Total Annual Fund Operating Expenses     1.86%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Bear              $189         $585          $1,006        $2,180

30 < ProFunds VP Bear

--------------------------------------------------------------------------------

   PROFUND VP SHORT SMALL-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund VP commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by showing the variability of PROFUND VP SHORT SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                             -34.52%
2004                                              -9.03%
2005                                              -2.92%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 7.75% (quarter ended September 30, 2004) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Short Small-Cap                -2.92%       -16.27%          09/03/02
Russell 2000 Index(1)                      4.63%        20.39%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.90%
                                         -----
Total Annual Fund Operating Expenses     1.90%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Short Small-Cap      $193         $597          $1,026        $2,222

                                                 ProFund VP Short Small-Cap > 31

--------------------------------------------------------------------------------

   PROFUND VP SHORT DOW 30

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT DOW 30 seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the DOW JONES INDUSTRIAL AVERAGE (DJIA).

If PROFUND VP SHORT DOW 30 is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the DJIA when the DJIA declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the DJIA when the DJIA rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT DOW 30 takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the DJIA. Under normal circumstances, this ProFund VP commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that, in combination, should be inverse to those of the DJIA. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT DOW 30 are MARKET RISK, EQUITY RISK, CONCENTRATION RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, ACTIVE INVESTOR RISK, SHORT SALE RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP SHORT DOW 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

PROFUND VP SHORT DOW 30 has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT DOW 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.80%
                                         -----
Total Annual Fund Operating Expenses     1.80%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT DOW 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR       3 YEARS
----------------------------------------------------
ProFund VP Short Dow 30         $183         $566

32 < ProFund VP Short Dow 30

--------------------------------------------------------------------------------

   PROFUND VP SHORT OTC

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASHORT OTC takes positions in FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund VP commits at least 80% of its assets to FINANCIAL INSTRUMENTS with similar exonomic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT OTC by showing the variability of PROFUND VP SHORT OTC returns from year to year and by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                             -37.31%
2004                                             -11.11%
2005                                               0.81%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was 9.40% (quarter ended March 31, 2005) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Short OTC                      0.81%        -12.03%          05/01/02
NASDAQ-100 Index(1)                       1.90%          7.66%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.85%
                                         -----
Total Annual Fund Operating Expenses     1.85%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Short OTC            $188         $582          $1,001        $2,169

                                                       ProFund VP Short OTC > 33

                     This Page Intentionally Left Blank

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> desire to add investments in economic sectors or industry groups with perceived aboveaverage growth potential.

> actively rotate their investments to perceived strong sectors or industry groups and out of perceived weak sectors or industry groups as market and economic conditions change.

> want to gain investment exposure to a particular economic sector or industry group of the U.S. or global economy.

--------------------------------------------------------------------------------

   SECTOR PROFUNDS VP

--------------------------------------------------------------------------------

                                                                    DAILY
PROFUND VP             INDEX                                      BENCHMARK
--------------------------------------------------------------------------------
Oil & Gas              Dow Jones U.S. Oil & Gas Index            Match (100%)
Precious Metals        Dow Jones Precious Metals Index           Match (100%)
Real Estate            Dow Jones U.S. Real Estate Index          Match (100%)

                                                         Sector ProFunds VP > 35

--------------------------------------------------------------------------------

   PROFUND VP OIL & GAS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OIL & GAS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. OIL & GAS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OIL & GAS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. OIL & GAS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP OIL & GAS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP OIL & GAS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OIL & GAS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP OIL & GAS is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information ON PROFUND VP OIL & GAS'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OIL & GAS by showing the variability of PROFUND VP OIL & GAS returns from year to year and by comparing average annual total returns of PROFUND VP OIL & GAS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OIL & GAS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                             -17.04%
2003                                             -37.31%
2004                                             -11.11%
2005                                               0.81%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OIL & GAS for one quarter was 18.68% (quarter ended September 30,
2005) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Oil & Gas                      31.31%       10.04%           01/22/01
S&P 500 Index(1)                          4.91%        0.19%
Dow Jones U.S. Oil & Gas Index(1)         34.08%       13.25%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Energy Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OIL & GAS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.86%
                                         -----
Total Annual Fund Operating Expenses     1.86%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OIL & GAS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Oil & Gas            $189         $585          $1,006        $2,180

36 < ProFund VP Oil & Gas

--------------------------------------------------------------------------------

   PROFUND VP PRECIOUS METALS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PRECIOUS METALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES PRECIOUS METALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PRECIOUS METALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES PRECIOUS METALS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP PRECIOUS METALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PRECIOUS METALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PRECIOUS METALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, FOREIGN CURRENCY RISK, GEOGRAPHIC CONCENTRATION RISK, PORTFOLIO TURNOVER RISK and FOREIGN INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP PRECIOUS METALS is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP PRECIOUS METALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PRECIOUS METALS by showing the variability of PROFUND VP PRECIOUS METALS returns from year to year and by comparing average annual total returns of PROFUND VP PRECIOUS METALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PRECIOUS METALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP PRECIOUS METALS sought daily investment results, before fees and expenses, that corresponded to the Philadelphia Stock Exchange Gold/Silver Sector Index.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                             39.23%
2004                                             -9.92%
2005                                             26.30%

                     [END CHART]

Duringthe period covered in the bar chart, the highest return on shares of PROFUND VP PRECIOUS METALS for one quarter was 20.97% (quarter ended September 30, 2005) and the lowest return was -18.22% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Precious Metals                26.30%       12.78%           05/01/02
S&P 500 Index(1)                           4.91%        5.73%
Philadelphia Stock Exchange Gold and
  Silver Sector Index/Dow Jones
  Precious Metals Index(1)(2)             29.89%       16.66%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The ProFund VP Precious Metals' benchmark changed from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004 to reflect a change to the Fund's investment objective.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PRECIOUS METALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.86%
                                         -----
Total Annual Fund Operating Expenses     1.86%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PRECIOUS METALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Precious Metals      $189         $585          $1,006        $2,180

                                                 ProFund VP Precious Metals > 37

--------------------------------------------------------------------------------

   PROFUND VP REAL ESTATE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. REAL ESTATE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. REAL ESTATE INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP REAL ESTATE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested IN DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP REAL ESTATE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP REAL ESTATE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP REAL ESTATE is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust ("REIT") that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP REAL ESTATE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP REAL ESTATE by showing the variability of PROFUND VP REAL ESTATE returns from year to year and by comparing average annual total returns of PROFUND VP REAL ESTATE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP REAL ESTATE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                              0.02%
2003                                             33.15%
2004                                             27.20%
2005                                              6.75%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP REAL ESTATE for one quarter was 13.97% (quarter ended December 31,
2004) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December  31, 2005                  YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Real Estate                    6.75%        14.74%           01/22/01
S&P 500 Index(1)                          4.91%         0.19%
Dow Jones U.S. Real Estate Index(1)       9.63%        18.25%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Real Estate. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.89%
                                         -----
Total Annual Fund Operating Expenses     1.89%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP REAL ESTATE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Real Estate          $192         $594          $1,021        $2,212

38 < ProFund VP Real Estate

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

--------------------------------------------------------------------------------

   BOND BENCHMARKED PROFUNDS VP

--------------------------------------------------------------------------------

                                                                                           DAILY
PROFUND VP                  INDEX                                                        BENCHMARK
-------------------------------------------------------------------------------------------------------
U.S. Government Plus        Most recently issued 30-year U.S. Treasury Bond               125%
Rising Rates Opportunity    Most recently issued 30-year U.S. Treasury Bond        125% of the Inverse

                                               Bond Benchmarked ProFunds VP > 39

--------------------------------------------------------------------------------

   PROFUND VP U.S. GOVERNMENT PLUS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise. If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund VP commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VOLATILITY RISK.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by showing the variability of PROFUND VP U.S. GOVERNMENT PLUS returns from year to year and by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OFANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                             -2.55%
2004                                              8.18%
2005                                              9.01%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT PLUS for one quarter was 11.75% (quarter ended June 30, 2005) and the lowest return was -8.12% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP U.S. Government Plus           9.01%        8.38%            05/01/02
----------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
  Long-Term Index(1)                      6.18%        7.90%
----------------------------------------------------------------------------------
30-year U.S. Treasury Bond(2)             9.30%        9.36%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.50%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.84%
                                         -----
Total Annual Fund Operating Expenses     1.59%

*"Other expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                      1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus       $162         $502          $866          $1,889

40 < ProFund VP U.S. Government Plus

--------------------------------------------------------------------------------

   PROFUND VP RISING RATES OPPORTUNITY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and onequarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall and increase as interest rates rise.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and onequarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NONDIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VOLATILITY RISK. In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                              -4.11%
2004                                             -10.89%
2005                                              -7.89%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -10.69% quarter ended September 30,
2005).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity      -7.89%        -11.53%          05/01/02
----------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
  Long-Term Index(1)                      6.18%          7.90%
----------------------------------------------------------------------------------
30-year U.S. Treasury Bond(2)             9.30%          9.36%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.73%
                                         -----
Total Annual Fund Operating Expenses     1.73%

*"Other expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------------------
ProFund VP Rising Rate Opportunity       $176         $545          $939          $2,041

                                        ProFund VP Rising Rates Opportunity > 41

                     This Page Intentionally Left Blank

PROFUND VP MONEY MARKET MAY BE APPROPRIATE FOR INVESTORS WHO:

> seek current income consistent with liquidity and preservation of capital.

--------------------------------------------------------------------------------

  PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------

                                                    ProFund VP Money Market > 43

--------------------------------------------------------------------------------
   PROFUND VP MONEY MARKET
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollarweighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

> have received the highest short-term rating from two nationally recognized statistical rating organizations;

> have received the highest short-term rating from one rating organization (if only one organization rates the security);

>   if unrated, are determined to be of similar quality by ProFund Advisors; or

> have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK, and REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

> Credit Risk: A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk the PROFUND VP MONEY MARKET only buys high quality securities with minimal credit risk. Also the PROFUND VP MONEY MARKET primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

> Security Selection Risk: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities, in which the Fund invests will not perform as expected. This could cause PROFUND VP MONEY MARKET'S returns to lag behind those of similar money market funds.

> Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

> Financial Services Industry Concentration Risk: Because PROFUND VP MONEY MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                             0.21%
2003                                             0.12%
2004                                             0.08%
2005                                             1.80%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.66% (quarter ended December 31,
2005) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Money Market                   1.80%        0.55%            10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for PROFUND VP MONEY MARKET as of December 31, 2005 was 2.71%.

44 < ProFund VP Money Market

--------------------------------------------------------------------------------

   PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.34%
                                         -----
Total Annual Fund Operating Expenses     1.34%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------
ProFund VP Money Market                  $136         $425          $734          $1,613

                                                    ProFund VP Money Market > 45

                     This Page Intentionally Left Blank

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

"PURCHASES, REDEMPTIONS AND EXCHANGES OF SHARES ARE EFFECTED AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER A PURCHASE ORDER, REDEMPTION OR EXCHANGE REQUEST IS RECEIVED IN GOOD ORDER."

                                            General ProFunds VP Information > 47

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value ("NAV") per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP (other than PROFUND VP U.S. GOVERNMENT PLUS AND PROFUND VP RISING RATES OPPORTUNITY) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p. m. Eastern Time) every day the NYSE is open for business. PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p. m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veterans' Day.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving. PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY will cease taking transaction requests including requests to exchange to or from other ProFunds VP.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

LONDON STOCK EXCHANGE, FRANKFURT STOCK EXCHANGE OR PARIS BOURSE HOLIDAY
SCHEDULE: New Year's Day, Good Friday and Easter Monday, May Day, Spring Bank Holiday, Pentecost Monday, Bastille Day, Summer Bank Holiday, Christmas Day, Boxing Day. Please note that holiday schedules are subject to change without notice.

BOND MARKET ASSOCIATION'S PROPOSED EARLY CLOSE SCHEDULE: On the following days in 2006, the Bond Market Association has recommended that the bond markets close at 2:00 p.m. Eastern Time: Friday, January 13; Friday, February 17; Thursday, April 13; Friday, May 26; Monday, July 3; Friday, September 1; Friday, October 6; Wednesday, November 22; Friday, November 24; Friday, December 22 and Friday, December 29. The Bond Market Association may announce changes to this schedule or other early close dates from time to time. On such days, the PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before the Bond Market Association's proposed early close). A Fund may cease taking transaction requests including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days at the cut-off time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain shortterm securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example:
(i) market quotations do not accurately reflect fair value of an investment;
(ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund VP's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows:

                           ------------------------------------
                                                      Capital
                               Dividends               Gains
    ProFund Name           ------------------------------------
                           Accrued       Paid         Paid
                           ------------------------------------
VP Money Market            Daily         Monthly      Annually*
---------------------------------------------------------------
VP U.S. Government Plus    Daily         Monthly      Annually*
---------------------------------------------------------------
VP Real Estate             Quarterly     Quarterly    Annually*
---------------------------------------------------------------
All other ProFunds VP      Annually      Annually     Annually
---------------------------------------------------------------

* ProFund VP Money Market, ProFund VP U.S. Government Plus and ProFund VP Real Estate reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement *ProFund VP Money Market, ProFund VP U.S. Government Plus and ProFund VP Real Estate reserve the right to include in a dividend any short-term capital gains on securities that they sell.

48 < General ProFunds VP Information

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment vehicles for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment vehicles might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges. ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus. In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub administration,

                                            General ProFunds VP Information > 49

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

TAXATION OF THE SHAREHOLDERS. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts ("VA Contracts"), variable life insurance policies ("VLI Policies") or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company "segregated asset accounts" will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxes withheld at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

50 < General ProFunds VP Information

--------------------------------------------------------------------------------

        PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

"THE BOARD OF TRUSTEES IS RESPONSIBLE FOR THE GENERAL SUPERVISION OF THE TRUST, INCLUDING THE PROFUNDS VP. THE TRUST'S OFFICERS ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PROFUNDS VP."

                                                        ProFunds Management > 51

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of each such ProFund VP. ProFund Advisors bears the costs of providing advisory services. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds VP is available in the Funds' annual report to shareholders dated December 31, 2005. During the year ended December 31, 2005, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------
  Bull                                                     0.75%
  Small-Cap                                                0.75%
  OTC                                                      0.75%
  Mid-Cap Value                                            0.75%
  Small-Cap Value                                          0.75%
  Europe 30                                                0.75%
  UltraBull                                                0.75%
  UltraMid-Cap                                             0.75%
  UltraSmall-Cap                                           0.75%
  UltraOTC                                                 0.75%
  Bear                                                     0.75%
  Short Small-Cap                                          0.75%
  Short OTC                                                0.75%
  Oil & Gas                                                0.75%
  Precious Metals                                          0.75%
  Real Estate                                              0.75%
  U.S. Government Plus                                     0.50%
  Rising Rates Opportunity                                 0.75%
  Money Market                                             0.75%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William
E. Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, PH. D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by Agustin J. Fleites and George O. Foster.

AGUSTIN J. FLEITES, Chief Investment Officer and Head of Exchange Traded Funds for ProFund Advisors since August 2005. Mr. Fleites is principally responsible for development and oversight of Portfolio strategy for the Advisor. Mr Fleites served as Senior Principal of State Street Global Advisors ("SSgA"), President of SSgA Funds Management, Inc. and Managing Director of the Advisor Strategies unit from 2002-2005. He served as Chairman of the Board and President of SSgA's streetTRACKS family of exchange traded funds, Chief Executive Officer and a Director of the SSgA Funds, and a Director of the Select Sector SPDR Trust from 1999-2005. He holds a Bachelor's degree in Finance and Multinational Management from the Wharton School of the University of Pennsylvania and a Master of Business Administration degree in Finance from Babson College, he is also a Chartered Financial Analyst (CFA).

GEORGE O. FOSTER, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, and Portfolio Manager since October 1999. Mr. Foster is principally responsible for daily Portfolio management operations. Mr. Foster earned a B.S. in Mechanical Engineering from Clarkson University and a M.B.A. in Finance from The George Washington University. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

52 < ProFunds Management

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

ProFund VP: Bull, Small-Cap, Dow 30, OTC, Europe 30, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Small-Cap, Short Dow 30 and Short OTC.

---------------------------------------------------------------------------
                              LENGTH OF            BUSINESS EXPERIENCE
     NAME AND TITLE        SERVICE TO TEAM         DURING LAST 5 YEARS
---------------------------------------------------------------------------
ELISA PETIT               Since 3/02/2000       ProFund Advisors - Team
Team Leader,                                    Leader since April 2002,
Portfolio Manager                               Portfolio Manager since
                                                March 2000.
---------------------------------------------------------------------------
HOWARD RUBIN              Since 4/10/2000       ProFund Advisors - Senior
CFA - Senior                                    Portfolio Manager since
Portfolio                                       November 2004, except for
Manager                                         the period from May 13,
                                                2005 to July 17, 2005
                                                during which time he was
                                                unemployed. Portfolio
                                                Manager April 2000 to
                                                November 2004.
---------------------------------------------------------------------------
ERIK BENKE                Since 1/18/2005       ProFund Advisors -
CFA - Associate                                 Associate Portfolio
Portfolio Manager                               Manager since January
                                                2005; AIM Investments
                                                Trader, October 2001 to
                                                January 2005; Goldman
                                                Sachs' Hill Group, LLC -
                                                Associate, August 1999 to
                                                July 2001.
---------------------------------------------------------------------------
ADAM CROLL                Since 7/11/2005       ProFund Advisors -
Associate Portfolio                             Associate Portfolio
Manager                                         Manager since 07/11/05;
                                                SOL Capital Management -
                                                Analyst/Trader May 2001 to
                                                July 2005.
---------------------------------------------------------------------------

ProFund VP: Mid-Cap Value, Small-Cap Value and all Sector ProFunds VP.

---------------------------------------------------------------------------
                              LENGTH OF            BUSINESS EXPERIENCE
     NAME AND TITLE        SERVICE TO TEAM         DURING LAST 5 YEARS
---------------------------------------------------------------------------
HRATCH NAJARIAN           Since 4/15/2002       ProFund Advisors -
Associate                                       Associate Portfolio
Portfolio Manager                               Manager since
                                                November 2004, Portfolio
                                                Analyst July 2003 to
                                                November 2004, Junior
                                                Analyst April 2002 to
                                                July 2003, Institutional
                                                Client Services
                                                Representative July 2000
                                                to April 2002.
---------------------------------------------------------------------------
MICHAEL NECHES            Since 3/27/2000       ProFund Advisors -
Portfolio Analyst                               Portfolio Analyst since
                                                November 2004, Junior
                                                Analyst May  2001 to
                                                November 2004, Portfolio
                                                Intern March 2000 to
                                                May 2001.
---------------------------------------------------------------------------

ProFund VP: U.S. Government Plus, Rising Rates Opportunity and Money Market

---------------------------------------------------------------------------
                              LENGTH OF            BUSINESS EXPERIENCE
     NAME AND TITLE        SERVICE TO TEAM         DURING LAST 5 YEARS
---------------------------------------------------------------------------
HOWARD RUBIN              Since 4/10/2000       ProFund Advisors - Senior
CFA Senior                                      Portfolio Manager since
Portfolio Manager                               November 2004, except for
                                                the period from May 13,
                                                2005 to July 17, 2005
                                                during which time he was
                                                self-employed. Portfolio
                                                Manager April 2000 to
                                                November 2004.
---------------------------------------------------------------------------
CHRISTIAN SAARBACH        Since 6/17/2002       ProFund Advisors -
Portfolio Analyst                               Portfolio Analyst since
                                                November 2004, Junior
                                                Portfolio Analyst June 2002
                                                to November 2004; Intern,
                                                Salomon Smith Barney
                                                September 2001 to May
                                                2002; Intern, Legg Mason
                                                June 2001 to August 2001
                                                and the Johns Hopkins
                                                Bloomberg School of
                                                Public Health June 2000
                                                to August 2000 and June
                                                2001 to August 2001 -
                                                Intern.
---------------------------------------------------------------------------
RYAN DOFFLEMEYER          Since 11/19/2005      ProFund Advisors - Junior
Junior Portfolio                                Portfolio Analyst since
Manager                                         October 2003, Investment
                                                Company Institute -
                                                Research Assistant,
                                                September 2001 to
                                                October 2003. University
                                                of Virginia - Student,
                                                1997-2001.
---------------------------------------------------------------------------

The Statement of Additional Information provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

                                                        ProFunds Management > 53

-------------------------------------------------------------------

   PROFUNDS MANAGEMENT

-------------------------------------------------------------------

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2005, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------
  Bull                                                     0.15%
  Small-Cap                                                0.15%
  OTC                                                      0.15%
  Mid-Cap Value                                            0.15%
  Small-Cap Value                                          0.15%
  Europe 30                                                0.15%
  UltraBull                                                0.15%
  UltraMid-Cap                                             0.15%
  UltraSmall-Cap                                           0.15%
  UltraOTC                                                 0.15%
  Bear                                                     0.15%
  Short Small-Cap                                          0.15%
  Short OTC                                                0.15%
  Oil & Gas                                                0.15%
  Precious Metals                                          0.15%
  Real Estate                                              0.15%
  U.S. Government Plus                                     0.15%
  Rising Rates Opportunity                                 0.15%
  Money Market                                             0.15%

54 < ProFunds Management

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

No information is presented for PROFUND VP DOW 30 and PROFUND VP SHORT DOW 30 as these ProFunds VP were not open for investment as of December 31, 2005. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       Financial Highlights > 55

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP BULL

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                             FOR THE            FOR THE            FOR THE           FOR THE         MAY 1, 2001(a)
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED            THROUGH
                                   DECEMBER 31, 2005  DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2002  DECEMBER 31, 2001
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $27.59              $25.72             $20.48            $26.94             $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                 0.06                0.06             (0.05)            (0.04)             (0.11)
Net realized and unrealized
   gains (losses) on investments                0.69                2.19               5.29            (6.42)             (2.95)
                                            --------            --------           --------          --------           --------
Total income (loss)
   from investment activities                   0.75                2.25               5.24            (6.46)             (3.06)
                                            --------            --------           --------          --------           --------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income                         (0.07)                  --                 --                --                 --
Net realized gains on investments                 --              (0.38)                 --                --                 --
                                            --------            --------           --------          --------           --------
Total distributions                           (0.07)              (0.38)                 --                --                 --
                                            --------            --------           --------          --------           --------
NET ASSET VALUE, END OF PERIOD                $28.27              $27.59             $25.72            $20.48             $26.94
                                            ========            ========           ========          ========           ========
TOTAL RETURN                                   2.74%               8.83%             25.59%          (23.98)%           (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                              1.78%               1.78%              1.87%             1.91%              2.25%
Net expenses(d)                                1.78%               1.78%              1.87%             1.91%              2.25%
Net investment income (loss)(d)                0.21%               0.22%            (0.24)%           (0.18)%            (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $297,546            $391,257           $223,123           $92,750            $20,586
Portfolio turnover rate(e)                      273%                202%               392%              260%               325%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

56 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP

===================================================================================================================================
                                                                                                              FOR THE PERIOD
                                       FOR THE             FOR THE             FOR THE            FOR THE        MAY 1, 2001(a)
                                    YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED            THROUGH
                             DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003  DECEMBER 31, 2002  DECEMBER 31, 2001
NET ASSET VALUE,
   BEGINNING OF PERIOD                  $35.93              $31.62              $22.15             $28.56             $30.00

INVESTMENT ACTIVITIES:
Net investment
   income (loss)(b)                         --(c)           (0.14)              (0.14)             (0.16)             (0.10)
Net realized and
   unrealized gains
   (losses) on investments                1.04                5.37                9.61             (6.25)             (1.34)
                                      --------            --------            --------           --------            -------
Total income (loss) from
   investment activities                  1.04                5.23                9.47             (6.41)             (1.44)
                                      --------            --------            --------           --------            -------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net realized gains
   on investments                       (4.02)              (0.92)                  --                 --                 --
                                      --------            --------            --------           --------            -------
NET ASSET VALUE,
   END OF PERIOD                        $32.95              $35.93              $31.62             $22.15             $28.56
                                      ========            ========            ========           ========            =======
TOTAL RETURN                             2.81%              16.74%              42.75%           (22.44)%            (4.80)%(d)

RATIOS TO AVERAGE
   NET ASSETS:
Gross expenses(e)                        1.60%               1.61%               1.73%              1.97%              2.65%
Net expenses(e)                          1.60%               1.61%               1.73%              1.97%              2.25%
Net investment
   income (loss)(e)                    (0.01)%             (0.44)%             (0.52)%            (0.62)%            (0.53)%

SUPPLEMENTAL DATA:
Net assets, end
   of period (000's)                  $117,108            $147,828            $127,335            $38,612            $19,965
Portfolio turnover rate(f)                 67%                161%                189%               527%             2,627%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 57

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP OTC

==================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                        FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                              DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                              $16.45              $15.79              $10.76              $17.53              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                              (0.18)              (0.12)              (0.22)              (0.23)              (0.27)
Net realized and unrealized
  gains (losses)
  on investments                           0.18(c)             1.42                5.25              (6.54)             (12.20)
                                        -------            --------            --------            --------            --------
Total income (loss) from
  investment activities                      --                1.30                5.03              (6.77)             (12.47)
                                        -------            --------            --------            --------            --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net realized gains on
  investments                            (1.44)              (0.64)                  --                  --                  --
                                        -------            --------            --------            --------            --------
NET ASSET VALUE,
  END OF PERIOD                          $15.01              $16.45              $15.79              $10.76              $17.53
                                        =======            ========            ========            ========            ========

TOTAL RETURN                              0.18%               8.53%              46.75%            (38.62)%            (41.57)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                         1.84%               1.87%               1.95%               2.03%               1.91%
Net expenses(e)                           1.84%               1.87%               1.95%               1.98%               1.91%
Net investment income
  (loss)(e)                             (1.21)%             (0.75)%             (1.68)%             (1.75)%             (1.61)%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                        $90,330            $157,144            $154,003             $76,250             $70,774
Portfolio turnover rate(f)                 387%                540%                510%                534%                918%(d)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

58 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MID-CAP VALUE

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $34.87              $31.56              $23.25              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.01              (0.10)              (0.05)              (0.02)
Net realized and unrealized gains (losses)
  on investments                                             3.05                5.02                8.36              (6.73)
                                                          -------            --------             -------             -------
Total income (loss) from investment
  activities                                                 3.06                4.92                8.31              (6.75)
                                                          -------            --------             -------             -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                          (3.20)              (1.61)                  --                  --
                                                          -------            --------             -------             -------
NET ASSET VALUE, END OF PERIOD                             $34.73              $34.87              $31.56              $23.25
                                                          =======            ========             =======             =======

TOTAL RETURN                                                8.84%              15.96%              35.74%             (22.50)(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.87%               1.92%               2.08%               2.25%
Net expenses(d)                                             1.87%               1.92%               1.98%               1.98%
Net investment income (loss)(d)                             0.02%             (0.30)%             (0.20)%             (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $99,606            $125,416             $50,575             $12,487
Portfolio turnover rate(e)                                   964%                748%              1,012%              1,361%(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 59

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $33.54              $28.97              $21.51              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                            (0.23)              (0.16)              (0.22)              (0.09)
Net realized and unrealized gains (losses)
  on investments                                             1.59(c)             5.92                7.68              (8.40)
                                                          -------            --------            --------            --------
Total income (loss) from investment
  activities                                                 1.36                5.76                7.46              (8.49)
                                                          -------            --------            --------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                          (2.02)              (1.19)                  --                  --
                                                          -------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD                             $32.88              $33.54              $28.97              $21.51
                                                          =======            ========            ========            ========
TOTAL RETURN                                                4.00%              20.12%              34.68%            (28.30)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                           1.91%               1.95%               2.08%               2.45%
Net expenses(e)                                             1.91%               1.95%               1.98%               1.98%
Net investment income (loss)(e)                           (0.69)%             (0.53)%             (0.87)%             (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $62,820            $179,162            $147,174             $29,165
Portfolio turnover rate(f)                                   573%                819%                906%              1,253%(d)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

60 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP EUROPE 30

==================================================================================================================================
                                         FOR THE             FOR THE             FOR THE             FOR THE             FOR THE
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                               $28.28              $24.96              $18.01              $24.26              $31.98

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(a)                                 0.13                0.03                0.05                0.07              (0.04)
Net realized and unrealized
  gains (losses)
  on investments                            2.14                3.53                6.92              (6.32)              (7.68)
                                         -------            --------             -------            --------            --------
Total income (loss) from
  investment activities                     2.27                3.56                6.97              (6.25)              (7.72)
                                         -------            --------             -------            --------            --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                     (0.04)              (0.03)              (0.02)                  --                  --
Net realized gains on
  investments                             (2.55)              (0.21)                 --                   --                  --
                                         -------            --------             -------            --------            --------
Total Distributions                       (2.59)              (0.24)              (0.02)                  --                  --
                                         -------            --------             -------            --------            --------
NET ASSET VALUE,
  END OF PERIOD                           $27.96              $28.28              $24.96              $18.01              $24.26
                                         =======            ========             =======            ========            ========
TOTAL RETURN                               8.09%              14.32%              38.73%            (25.76)%            (24.14)%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses                             1.76%               1.78%               1.91%               2.03%               1.89%
Net expenses                               1.76%               1.78%               1.91%               1.98%               1.89%
Net investment
  income (loss)                            0.45%               0.12%               0.25%               0.33%             (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                        $120,469            $140,608            $142,019             $33,119             $52,253
Portfolio turnover rate(b)                  230%                319%                376%              1,280%              1,002%
==================================================================================================================================

(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 61

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRABULL

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2002(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $22.84              $22.19              $14.51              $22.71              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                                 0.05                0.02              (0.05)              (0.08)              (0.09)
Net realized and unrealized
  gains (losses)
  on investments                            0.49                3.55                7.73              (8.12)              (7.20)
                                         -------             -------             -------            --------            --------
Total income (loss) from
  investment activities                     0.54                3.57                7.68              (8.20)              (7.29)
                                         -------             -------             -------            --------            --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                     (0.02)                  --                  --                  --                  --
Net realized gains on
  investments                             (2.71)              (2.92)                  --                  --                  --
                                         -------             -------             -------            --------            --------
Total Distributions                       (2.73)              (2.92)                  --                  --                  --
                                         -------             -------             -------            --------            --------
NET ASSET VALUE,
  END OF PERIOD                           $20.65              $22.84              $22.19              $14.51              $22.71
                                         =======             =======             =======            ========            ========
TOTAL RETURN                               2.61%              17.18%              52.93%            (36.11)%            (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                          1.88%               1.89%               2.07%               2.12%               1.94%
Net expenses(d)                            1.88%               1.89%               1.84%               1.98%               1.94%
Net investment
  income (loss)(d)                         0.24%               0.11%             (0.32)%             (0.46)%             (0.42)%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                         $51,738             $96,514             $68,318             $42,288             $64,186
Portfolio turnover rate(e)                  681%                830%              1,124%              1,249%                682%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

62 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $35.37              $29.46              $17.32              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                            (0.90)              (0.23)              (0.20)              (0.09)
Net realized and unrealized gains (losses)
  on investments                                             6.29                8.14               12.34             (12.59)
                                                          -------             -------             -------            --------
Total income (loss) from investment
  activities                                                 6.20                7.91               12.14             (12.68)
                                                          -------             -------             -------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                          (3.64)              (2.00)                  --                  --
                                                          -------             -------             -------            --------
NET ASSET VALUE, END OF PERIOD                             $37.93              $35.37              $29.46              $17.32
                                                          =======             =======             =======            ========

TOTAL RETURN                                               17.89%              27.70%              70.09%            (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.91%               1.94%               2.08%               2.36%
Net expenses(d)                                             1.91%               1.94%               1.98%               1.98%
Net investment income (loss)(d)                           (0.25)%             (0.72)%             (0.88)%             (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $87,717             $88,463             $38,653             $20,777
Portfolio turnover rate(e)                                   692%                602%              1,202%              2,654%(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily share s method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 63

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP

================================================================================================================================
For the year ended December 31,                              2005             2004           2003           2002           2001
  NET ASSET VALUE, BEGINNING OF PERIOD                     $30.75           $29.20         $14.64         $25.51         $27.61

  INVESTMENT ACTIVITIES:
  Net investment income (loss)(a)                            0.01           (0.21)         (0.14)         (0.16)         (0.17)
  Net realized and unrealized gains (losses)
    on investments                                         (0.18)             8.39          14.70        (10.71)         (1.93)
                                                         --------         --------        -------       --------        -------
  Total income (loss) from investment activities           (0.17)             8.18          14.56        (10.87)         (2.10)
                                                         --------         --------        -------       --------        -------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments                        (9.07)           (6.63)             --             --             --
                                                         --------         --------        -------       --------        -------
  NET ASSET VALUE, END OF PERIOD                           $21.51           $30.75         $29.20         $14.64         $25.51
                                                         ========         ========        =======       ========        =======
  TOTAL RETURN                                            (0.21)%           31.07%         99.45%       (42.61)%        (7.61)%

  RATIOS TO AVERAGE NET ASSETS:
  Gross expenses                                            1.91%            1.94%          2.00%          2.15%          2.11%
  Net expenses                                              1.91%            1.94%          1.98%          1.98%          2.11%
  Net investment income (loss)                              0.03%          (0.68)%        (0.66)%        (0.78)%        (0.69)%

  SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $40,184         $173,846        $88,165        $30,561        $89,041
  Portfolio turnover rate(b)                                 539%             481%           572%         1,511%           842%
================================================================================================================================

(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

64 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAOTC

================================================================================================================================
For the year ended December 31,                            2005             2004           2003           2002           2001
  NET ASSET VALUE, BEGINNING OF PERIOD                     $46.20           $45.60         $22.50         $72.45        $231.60

  INVESTMENT ACTIVITIES:
  Net investment income (loss)(b)                          (0.36)           (0.30)         (0.60)         (0.60)         (1.65)
  Net realized and unrealized gains (losses)
    on investments                                         (1.15)             6.00          23.70        (49.35)       (157.50)
                                                          -------         --------      ---------       --------       --------
  Total income (loss) from investment activities           (1.51)             5.70          23.10        (49.95)       (159.15)
                                                          -------         --------      ---------       --------       --------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments                        (2.90)           (5.10)             --             --             --
                                                          -------         --------      ---------       --------       --------
  NET ASSET VALUE, END OF PERIOD                           $41.79           $46.20         $45.60         $22.50         $72.45
                                                          =======         ========      =========       ========       ========
  TOTAL RETURN                                            (3.75)%           14.10%        102.67%       (68.94)%       (68.72)%

  RATIOS TO AVERAGE NET ASSETS:
  Gross expenses                                            1.85%            1.88%          1.97%          2.08%          1.95%
  Net expenses                                              1.85%            1.88%          1.94%          1.98%          1.95%
  Net investment income (loss)                            (0.83)%          (0.61)%        (1.59)%        (1.64)%        (1.60)%

  SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $99,349         $151,620       $114,077        $53,188       $102,131
  Portfolio turnover rate(c)                                 437%             504%           768%           982%           465%
================================================================================================================================

(a) Adjusted for 1:15 reverse stock split that occurred on December 16, 2005.
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 65

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BEAR

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $28.61              $31.89              $42.29              $35.07              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                                 0.39              (0.22)              (0.36)              (0.23)                0.26
Net realized and unrealized
  gains (losses)
  on investments                          (0.78)              (3.06)             (10.04)                7.53                4.81
                                         -------            --------            --------             -------            --------
Total income (loss) from
  investment activities                   (0.39)              (3.28)             (10.40)                7.30                5.07
                                         -------            --------            --------             -------            --------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income                         --                  --                  --              (0.08)                  --

NET ASSET VALUE,
  END OF PERIOD                           $28.22              $28.61              $31.89              $42.29              $35.07
                                         -------            --------            --------             -------            --------
TOTAL RETURN                             (1.36)%            (10.29)%            (24.59)%              20.82%              16.90%(c)
                                         =======            ========            ========             =======            ========
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                          1.86%               1.90%               1.98%               2.03%               1.89%
Net expenses(d)                            1.86%               1.90%               1.98%               1.98%               1.89%
Net investment
  income (loss)(d)                         1.36%             (0.70)%             (0.96)%             (0.57)%               0.77%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                         $50,812             $30,887             $54,301             $77,938             $37,290
Portfolio turnover rate(e)                    --                  --                  --                  --(f)           1,144%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(f) The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that included the purchase of short-term instruments versus long-term instruments.

66 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE   SEPTEMBER 3, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $17.12              $18.82              $28.74              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.23              (0.11)              (0.20)              (0.02)
Net realized and unrealized gains (losses)
  on investments                                           (0.73)              (1.59)              (9.72)              (1.24)
                                                          -------             -------            --------             -------
Total income (loss) from investment
  activities                                               (0.50)              (1.70)              (9.92)              (1.26)
                                                          -------             -------            --------             -------
NET ASSET VALUE, END OF PERIOD                             $16.62              $17.12              $18.82              $28.74
                                                          =======             =======            ========             =======
TOTAL RETURN                                              (2.92)%             (9.03)%            (34.52)%             (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.90%               2.28%               2.71%               1.73%
Net expenses(d)                                             1.90%               1.98%               1.98%               1.73%
Net investment income (loss)(d)                             1.36%             (0.62)%             (0.80)%             (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $9,193              $6,934                $125              $2,173
Portfolio turnover rate(e)                                     --                  --                  --                  --(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 67

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT OTC

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $18.41              $20.71              $33.37              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.23              (0.13)              (0.24)              (0.09)
Net realized and unrealized gains (losses)
  on investments                                           (0.08)              (2.17)             (12.21)                3.46
                                                          -------            --------            --------            --------
Total income (loss) from investment
  activities                                                 0.15              (2.30)             (12.45)                3.37
                                                          -------            --------            --------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                          --                  --              (0.21)                  --
                                                          -------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD                             $18.56              $18.41              $20.71              $33.37
                                                          =======            ========            ========            ========
TOTAL RETURN                                                0.81%            (11.11)%            (37.31)%              11.23%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.85%               1.86%               1.99%               1.96%
Net expenses(d)                                             1.85%               1.86%               1.98%               1.96%
Net investment income (loss)(d)                             1.21%             (0.62)%             (0.93)%             (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $31,588             $16,213             $31,524             $14,030
Portfolio turnover rate(e)                                     --                  --                  --                  --(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

68 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP OIL & GAS

===================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                        FOR THE             FOR THE             FOR THE             FOR THE     JANUARY 1, 2001(a)
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                              DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                              $36.63              $28.33              $23.17              $27.93              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                              (0.15)              (0.05)              (0.01)              (0.05)                  --(c)
Net realized and unrealized
  gains (losses) on
  investments                             11.64                8.37                5.17              (4.71)              (2.07)
                                       --------             -------             -------            --------            --------
Total income (loss) from
  investment activities                   11.49                8.32                5.16              (4.76)              (2.07)
                                       --------             -------             -------            --------            --------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net realized gains
  on investments                         (1.10)              (0.02)                  --                  --                  --
                                       --------             -------             -------            --------            --------

NET ASSET VALUE, END OF
  PERIOD                                 $47.02              $36.63              $28.33              $23.17              $27.93
                                       ========             =======             =======            ========            ========
TOTAL RETURN                             31.31%              29.36%              22.27%            (17.04)%             (6.90)%(d)

RATIOS TO AVERAGE
  NET ASSETS:
Gross expenses(e)                         1.86%               1.92%               2.09%               2.16%               2.05%
Net expenses(e)                           1.86%               1.92%               1.98%               1.98%               2.05%
Net investment income
  (loss)(e)                             (0.34)%             (0.16)%             (0.05)%             (0.18)%             (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                              $148,466             $85,137             $44,398             $19,283             $24,007
Portfolio turnover rate(f)                 298%                470%              1,091%              1,632%              1,169%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 69

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                                           FOR THE               FOR THE             FOR THE         MAY 1, 2002(a)
                                                        YEAR ENDED            YEAR ENDED          YEAR ENDED             THROUGH
                                                 DECEMBER 31, 2005     DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                        $32.58                $40.99              $29.44              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                               0.45                (0.20)              (0.31)              (0.07)
Net realized and unrealized gains (losses)
  on investments                                              8.12                (3.64)               11.86              (0.49)
                                                          --------               -------             -------             -------
Total income (loss) from investment activities                8.57                (3.84)               11.55              (0.56)
                                                          --------               -------             -------             -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                               --                (4.57)                  --                  --
                                                          --------               -------             -------             -------

NET ASSET VALUE, END OF PERIOD                              $41.15                $32.58              $40.99              $29.44
                                                          ========               =======             =======             =======
TOTAL RETURN                                                26.30%               (9.92)%              39.23%             (1.87)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                            1.86%                 1.87%               1.98%               1.98%
Net expenses(d)                                              1.86%                 1.87%               1.97%               1.98%
Net investment income (loss)(d)                              1.38%               (0.58)%             (0.94)%             (0.40)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $113,173               $60,432             $76,218             $55,639
Portfolio turnover rate(e)                                      --                    --                  --                  --(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

70 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP REAL ESTATE

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                               $50.49              $40.89              $31.16              $32.72              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)             0.59                1.04                1.09                1.38                1.53
Net realized and unrealized
  gains (losses)
  on investments                            2.78                9.86                9.14              (1.34)                1.19
                                          ------              ------              ------              ------              ------
Total income (loss) from
  investment activities                     3.37               10.90               10.23                0.04                2.72
                                          ------              ------              ------              ------              ------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income                     (1.50)              (0.82)              (0.50)              (1.37)                  --
Net realized gains
  on investments                              --              (0.38)                  --                  --                  --
Return of capital                             --              (0.10)                  --              (0.23)                  --
                                          ------              ------              ------              ------              ------
Total distributions                       (1.50)              (1.30)              (0.50)              (1.60)                  --
                                          ------              ------              ------              ------              ------
NET ASSET VALUE,
  END OF PERIOD                           $52.36              $50.49              $40.89              $31.16              $32.72
                                          ======              ======              ======              ======              ======

TOTAL RETURN                               6.75%              27.20%              33.15%               0.02%               9.07%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                          1.89%               1.93%               2.02%               2.13%               1.99%
Net expenses(d)                            1.89%               1.93%               1.98%               1.98%               1.99%
Net investment
  income (loss)(d)                         1.17%               2.35%               3.08%               4.09%               5.01%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                         $34,594             $79,668             $39,613             $20,920             $39,414
Portfolio turnover rate(e)                1,105%              1,184%              1,113%              1,163%                753%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 71

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS

===================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                                           FOR THE             FOR THE             FOR THE          MAY 1, 2002(a)
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED              THROUGH
                                                 DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003    DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                        $30.74              $28.66              $34.12               $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                                                   0.75                0.25                0.06                 0.12
Net realized and unrealized gains
  (losses) on investments                                     2.01                2.09(c)           (0.90)                 4.89

                                                           -------             -------             -------             --------
Total income (loss) from
  investment activities                                       2.76                2.34              (0.84)                 5.01
                                                           -------             -------             -------             --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       (0.75)              (0.25)              (0.06)               (0.89)
Net realized gains on investments                               --                  --              (3.23)                   --
Return of capital                                               --              (0.01)              (1.33)                   --
                                                           -------             -------             -------             --------
Total distributions                                         (0.75)              (0.26)              (4.62)               (0.89)
                                                           -------             -------             -------             --------
NET ASSET VALUE, END OF PERIOD                              $32.75              $30.74              $28.66               $34.12
                                                           =======             =======             =======             ========

TOTAL RETURN                                                 9.01%               8.18%             (2.55)%               16.90%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                            1.59%               1.61%               1.74%                1.71%
Net expenses(e)                                              1.59%               1.61%               1.73%                1.71%
Net investment income (loss)(e)                              2.32%               0.86%               0.18%                0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $91,463             $43,605             $36,776             $124,928
Portfolio turnover rate(f)                                  1,660%              1,258%                526%                 269%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

72 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY

===================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                                           FOR THE             FOR THE             FOR THE          MAY 1, 2002(a)
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED              THROUGH
                                                 DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003    DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                        $20.78              $23.32              $24.32               $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                               0.27              (0.10)              (0.23)               (0.09)
Net realized and unrealized gains
  (losses) on investments                                   (1.92)              (2.44)              (0.77)               (5.59)
                                                          --------            --------             -------               ------
Total income (loss) from
  investment activities                                     (1.65)              (2.54)              (1.00)               (5.68)
                                                          --------            --------             -------               ------
NET ASSET VALUE, END OF PERIOD                              $19.13              $20.78              $23.32               $24.32
                                                          ========            ========             =======             ========

TOTAL RETURN                                               (7.89)%            (10.89)%             (4.11)%             (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                            1.73%               1.75%               1.91%                2.13%
Net expenses(d)                                              1.73%               1.75%               1.91%                1.98%
Net investment income (loss)(d)                              1.36%             (0.45)%             (0.94)%              (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $139,379            $179,638             $74,272               $7,168
Portfolio turnover rate(e)                                      --                  --                  --                   --(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 73

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MONEY MARKET

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    OCTOBER 29, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001

NET ASSET VALUE, BEGINNING
  OF PERIOD                               $1.000              $1.000              $1.000              $1.000              $1.000

INVESTMENT ACTIVITIES:
Net investment income (loss)               0.018               0.001               0.001               0.002               0.001
                                         -------             -------             -------             -------             -------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                    (0.018)             (0.001)             (0.001)             (0.002)             (0.001)
                                         -------             -------             -------             -------             -------
NET ASSET VALUE, END OF PERIOD            $1.000              $1.000              $1.000              $1.000              $1.000
                                         =======             =======             =======             =======             =======
TOTAL RETURN                               1.80%               0.08%               0.12%               0.21%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)                          1.34%               1.35%               1.43%               1.51%               1.60%
Net expenses(c)                            1.34%               1.15%               0.93%               1.32%               1.60%
Net investment income (loss)(c)            1.91%               0.05%               0.12%               0.22%               0.27%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $56,286             $30,701             $45,786             $69,179             $60,980
===================================================================================================================================

(a) Commencement of operations
(b) Not annualized for periods less than a year.
(c) Annualized for periods less than a year.

74 < Financial Highlights

                       This Page Intentionally Left Blank

   PROFUNDS(R)
      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
         P.O. Box 182800
         Columbus, OH 43218-2800

      PHONE NUMBERS
         For Financial Professionals:     (888) PRO-5717     (888) 776-5717
         For All Others:                  (888) PRO-FNDS     (888) 776-3637
         Or:                              (614) 470-8122
         Fax Number:                      (800) 782-4797

      WEBSITE ADDRESS
         www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2006, which we have filed electronically with the Securities and Exchange Commission ("SEC") and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                            [LOGO OF BEAR & BULL](R)
                                   PROFUNDS(R)
                          NOT JUST FUNDS, PROFUNDS(SM)

                                     Investment Company Act File No. 811-08239
                                                                         PROVP

                                                    [LOGO OF BEAR & BULL (R)]

                                                       PROFUNDS(R)

                                                 Not Just funds, ProFunds(SM)

                                              CLASSIC PROFUNDS VP
                                              Large-Cap Value
                                              Large-Cap Growth
                                              Small-Cap Value
                                              Small-Cap Growth
                                              Asia 30
                                              Europe 30

                                              SECTOR PROFUNDS VP
                                              Financials
                                              Health Care
                                              Technology

                                              BOND BENCHMARKED PROFUNDS VP
                                              U.S. Government Plus
                                              Rising Rates Opportunity

PROSPECTUS

MAY 1, 2006

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                       This Page Intentionally Left Blank

                TABLE OF CONTENTS

 4      PROFUNDS VP OVERVIEW

 5      STRATEGIES AND RISKS

13      CLASSIC PROFUNDS VP
14         Large-Cap Value
15         Large-Cap Growth
16         Small-Cap Value
17         Small-Cap Growth
18         Asia 30
19         Europe 30

21      SECTOR PROFUNDS VP
22         Financials
23         Health Care
24         Technology

25      BOND BENCHMARKED PROFUNDS VP
26         U.S. Government Plus
27         Rising Rates Opportunity

29      GENERAL PROFUNDS VP INFORMATION

33      PROFUNDS MANAGEMENT

37      FINANCIAL HIGHLIGHTS

    [LOGO OF BEAR & BULL (R)]
           PROFUNDS(R)

                              PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                              DAILY BENCHMARK           TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value      S&P 500/Citigroup Value Index      Match (100%)              Diverse, widely traded, large capitalization

Large-Cap Growth     S&P 500/Citigroup Growth Index     Match (100%)              Diverse, widely traded, large capitalization

Small-Cap Value      S&P SmallCap 600/Citigroup         Match (100%)              Diverse, small capitalization
                     Value Index

Small-Cap Growth     S&P SmallCap 600/Citigroup         Match (100%)              Diverse, small capitalization
                     Growth Index

Asia 30              ProFunds Asia 30 Index             Match (100%)              Companies whose principal offices are located in
                                                                                  countries of the Asia/Pacific region, excluding
                                                                                  Japan, whose securities are traded in the U.S.

Europe 30            ProFunds Europe 30 Index           Match (100%)              Companies whose principal offices are located
                                                                                  in European countries, whose securities are
                                                                                  traded in the U.S.

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                              DAILY BENCHMARK           TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Financials           Dow Jones U.S. Financials Index     Match (100%)             Securities within the financial sector in the
                                                                                  U.S. equity market

Health Care          Dow Jones U.S. Health Care Index    Match (100%)             Securities within the health care sector in the
                                                                                  U.S. equity market

Technology           Dow Jones U.S. Technology Index     Match (100%)             Securities within the technology sector in the
                                                                                  U.S. equity market

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price performance, or the inverse daily price performance, of the most recently issued 30-year U.S. Treasury Bond.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP                     SECURITY                          DAILY BENCHMARK          DESCRIPTION OF SECURITY OR INDEX
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Plus           Most recently issued 30-year           125%                U.S. Treasury securities
                               U.S. Treasury Bond

Rising Rates Opportunity       Most recently issued 30-year    125% of the Inverse        U.S. Treasury securities
                               U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All ProFunds VP utilize the performance of an index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP Small-Cap Value has a daily benchmark that matches the daily price performance of the S&P Small-Cap 600/Citigroup Value Index(R).

4 < PROFUNDS VP OVERVIEW

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

"IN SEEKING TO ACHIEVE EACH NON-MONEY MARKET PROFUND VP'S INVESTMENT OBJECTIVE, PROFUND ADVISORS TAKES POSITIONS IN SECURITIES AND OTHER FINANCIAL INSTRUMENTS THAT PROFUND ADVISORS BELIEVES, IN COMBINATION, SHOULD SIMULATE THE DAILY MOVEMENT OF ITS BENCHMARK."

                                          ProFunds VP Strategies and Risks > 5

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors LLC ("ProFund Advisors" or the "Advisor"):

  > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the ProFund VP should hold to simulate the performance of the ProFund VP's benchmark;

  > takes positions in securities and other financial instruments that ProFund
    Advisors believes, in combination, should simulate the daily movement of the ProFund VP's benchmark;

  > may not have investment exposure to all securities or components in the index underlying the ProFund VP's benchmark, or the ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

  > may utilize a variety of securities and financial instruments in pursuing the ProFund VP's investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

  > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the ProFund VP's benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

  > may invest in securities or instruments, including money market instruments and other income producing instruments that are not included in the index underlying the ProFund VP's benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark. Each ProFund VP does not seek to provide correlation with its benchmark over a period of time greater than one day. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors'view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, all SMALL-CAP and LARGE-CAP PROFUNDS VP, PROFUND VP ASIA 30, PROFUND VP EUROPE 30, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. Active trading in ProFund VP shares could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. The ProFunds' investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in these instruments. Such instruments, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund VP's benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty;3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses;4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities;5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposedprice fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired. These and other risks associated with such techniques are described elsewhere in this section, such as under liquidity risk, interest rate risk, credit risk and counterparty risk.

CONCENTRATION RISK (ProFund VP Asia 30 and all Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, particularly with respect to the Sector ProFunds, a fund may have significant exposure to an individual

6 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

company that constitutes a significant portion of that fund's benchmark index. As a result, such a fund will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index. Each of PROFUND VP LARGE-CAP VALUE, PROFUND VP LARGE-CAP GROWTH and BOND BENCHMARKED PROFUNDSVP is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a ProFund VP may invest in securities or financial instruments not included in the index underlying its benchmark. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. Each SECTOR PROFUND VP and PROFUND VP RISING RATES OPPORTUNITY seeks to rebalance its portfolio daily to keep leverage consistent with each Fund's daily investment objective. Therefore, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of the index underlying their benchmarks or the inverse thereof, as appropriate.

COUNTERPARTY RISK (All ProFunds VP). The ProFunds VP will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwisefails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors VP to be of comparable quality.

CREDIT RISK (All ProFunds VP). Credit risk is the risk that an issuer or guarantor of a security or a counterparty to a financial instrument may default on its payment obligations or experience a decline in credit quality. Changes in a debt issuer's credit rating may affect a debt instrument's value and, thus, impact Fund performance. The ProFunds VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties to transactions in financial instruments. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (Bond Benchmarked ProFunds VP). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest risk, credit rates and other factors. Typically, the value of outstanding debt instruments fall when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices, such as PROFUND VP U.S. GOVERNMENT PLUS.

EARLY CLOSE/TRADING HALT RISK (All ProFunds VP). An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

EQUITY RISK (All Classic and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund VP to decrease.

FOREIGN CURRENCY RISK (ProFund VP Asia 30 and ProFund VP Europe 30) Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

FOREIGN INVESTMENT RISK (ProFund VP Asia 30 and ProFund VP Europe 30). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, including the effects of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies, as described under Foreign Currency Risk above.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Asia 30 and ProFund VP Europe 30). Certain ProFunds VP that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

                                          ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

GROWTH INVESTING RISK (ProFund VP Large-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INTEREST RATE RISK (Bond Benchmarked ProFunds VP). Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (ProFunds VP Rising Rates Opportunity). ProFunds VP benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Sector ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveragedinvestment. While only certain ProFunds VP employ leverage, all of the ProFunds VP may use leveraged investment techniques for investment purposes. The ProFunds VP that employ leverage will normally lose more money in adverse market environments than funds that do not employ leverage. A falling market is considered an adverse market environment for the CLASSIC PROFUNDS VP, SECTOR PROFUNDS VP and PROFUND VP U.S. GOVERNMENT PLUS. A rising market is considered an adverse market environment for the PROFUND VP RISING RATES OPPORTUNITY PROFUND VP. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose objective           Fund B: A fund whose objective
is to seek daily investment              is to seek daily investment results,
results, before fees and expenses,       before fees and expenses, that
that correspond to the daily             correspond to twice (200%) the
performance of an index.                 daily performance of an index.

On Day 1, each Fund's benchmark index increases in value 1% which causes a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which causes a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

LIQUIDITY RISK (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security. In addition, a ProFund VP may not be able to pay redemption proceeds within the time periods described in this Prospectus as a result of unusual market con-ditions, an unusually high volume of redemption requests or other reasons.

MARKET RISK (ALL ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. ProFunds VP, other than the PROFUND VP RISING RATES OPPORTUNITY, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying itsbenchmark increases (adverse market conditions for this ProFund VP). The ProFunds seek to remain fully invested regardless of market conditions.

NON-DIVERSIFICATION RISK (All ProFunds VP). The ProFunds VP have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

PORTFOLIO TURNOVER RISK (All ProFunds VP). Each Fund's strategy may involve high portfolio turnover to rebalance the Fund's investment exposure.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to achieve investment exposure consistent with its investment objective. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return
(loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth and ProFund VP Asia 30). The risk of equity investing may be particularly acute for securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid, than the stocks of larger companies. Liquidating positions in small-cap companies could become difficult in turbulent market conditions. Small-cap company stocks tend to have greater

8 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

fluctuations in price than the stocks of large companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP Technology). Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole.

VALUE INVESTING RISK (ProFund VP Large-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced or overvalued. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole.

VOLATILITY RISK (Sector ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP most subject to volatility risk seek to provide a daily investment result that corresponds to a multiple or the inverse multiple of the performance of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts and definitions that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instru-ments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRS), include American Depositary Receipts (ADRs),
   Global Depositary Receipts (GDRs), and New York Shares (NYSs).

    o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since:(i)ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii)issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

    o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

    o A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instrument are very similar. NYSs are used primarily by Dutch companies.

    > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

    > FINANCIAL INSTRUMENTS The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

    > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

    > FUTURES OR FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

    > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

    > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

    > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a

                                          ProFunds VP Strategies and Risks > 9

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

     certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

   > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

   > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

   > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the components in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

   > SELLING SHORT entails selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

   > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

   > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

   > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500/CITIGROUP VALUE INDEX is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. As of March 31, 2006, the S&P 500/Citigroup Value Index included companies with capitalizations between $815.2 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $23.1 billion.

The S&P 500/CITIGROUP GROWTH INDEX is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. As of March 31, 2006, the S&P 500/Citigroup Growth Index included companies with capitalizations between $1.7 billion and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $27.3 billion.

The S&P SMALLCAP 600/CITIGROUP VALUE INDEX is designed to provide a comprehensive measure of small-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2006, the S&P SmallCap 600/Citigroup Value Index included companies with capitalizations between $60.5 million and $4.6 billion. The average capitalization of the companies comprising the Index was approximately $944.4 million.

The S&P SMALLCAP 600/CITIGROUP GROWTH INDEX is designed to provide a comprehensive measure of small-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the growth end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2006, the S&P SmallCap 600/Citigroup Growth Index included companies with capitalizations between $108.9 million and $4.6 billion. The average capitalization of the companies comprising the Index was approximately $1.2 billion.

The PROFUNDS ASIA 30 INDEX, created by ProFund Advisors, is composed of companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March31, 2006, the ProFunds Asia 30 Index included companies with capitalizations between $88.4 million and $186.9 billion. The average capitalization of the companies comprising the Index was approximately $24.8 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2006, the ProFunds Europe 30 Index included companies with capitalizations between $361.8 million and $233.7 billion. The average capitalization of the companies comprising the Index was approximately $69.4 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

10 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

PROFUNDS EUROPE INDEX ("PEI") is a combined measure of European stock performance created by ProFund Advisors from the leading stock indices of Europe's three largest economies giving equal weight to each index each day. The PEI averages the daily U.S. dollar results of the following three indices:

  o The Financial Times Stock Exchange 100 Index - A capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange;

  o The Deutsche Aktienindex - A total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange; and

  o The CAC-40 - A capitalization-weighted index of 40 companies listed on the Paris Stock Exchange.

The DOW JONES U.S. FINANCIALS INDEX measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2006, the Dow Jones U.S. Financials Index included companies with capitalizations between $295.7 million and $238.9 billion. The average capitalization of the companies comprising the Index was approximately $10.0 billion.

The DOW JONES U.S. HEALTH CARE INDEX measures the performance of the health care industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2006, the Dow Jones U.S. Health Care Index included companies with capitalizations between $137.2 million and $185.3 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion.

The DOW JONES U.S. TECHNOLOGY INDEX measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semicon-ductors, diversified technology services and Internet services. As of March 31, 2006, the Dow Jones U.S. Technology Index included companies with capitalizations between $116.1 million and $250.1 billion. The average capitalization of the companies comprising the Index was approximately $8.5 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500"
and "S&P 500/Citigroup Value Index," "S&P 500/Citigroup Growth Index,""S&P SmallCap 600,""Standard & Poor's SmallCap 600," "S&P SmallCap 600/Citigroup Growth Index" and "S&P Small-Cap 600/Citigroup Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds."Dow Jones,""Dow Jones Industrial AverageTM," "DJIA," and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

  o Sponsor, endorse, sell or promote the PROFUNDS VP.

  o Recommend that any person invest in the ProFunds VP or any other securities.

  o Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

  o Have any responsibility or liability for the administration, man-agement of marketing of the ProFunds VP.

  o Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

  o The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

  o The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

  o The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data. Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

                                          ProFunds VP Strategies and Risks > 11

                       This Page Intentionally Left Blank

CLASSIC PROFUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

--------------------------------------------------------------------------------

   CLASSIC PROFUNDS VP

--------------------------------------------------------------------------------

                                                                          DAILY
PROFUND VP               INDEX                                          BENCHMARK
-----------------------------------------------------------------------------------
Large-Cap Value          S&P 500/Citigroup Value Index                 Match (100%)
Large-Cap Growth         S&P 500/Citigroup Growth Index                Match (100%)
Small-Cap Value          S&P SmallCap 600/Citigroup Value Index        Match (100%)
Small-Cap Growth         S&P SmallCap 600/Citigroup Growth Index       Match (100%)
Asia 30                  ProFunds Asia 30 Index                        Match (100%)
Europe 30                ProFunds Europe 30 Index                      Match (100%)

                                                        Classic ProFunds VP > 13

--------------------------------------------------------------------------------

   PROFUND VP LARGE-CAP VALUE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP LARGE-CAP Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/CITIGROUP VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP LARGE-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500/CITIGROUP VALUE INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP LARGE-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP LARGE-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VALUE INVESTING RISK.

For more information on PROFUND VP LARGE-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP LARGE-CAP VALUE by showing the variability of PROFUND VP LARGE-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP LARGE-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2005                                            3.21%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP LARGE-CAP VALUE for one quarter was 2.75% (quarter ended September 30, 2005) and the lowest return was -3.28% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Large-Cap Value                3.21%         8.87%           05/03/04
----------------------------------------------------------------------------------
S&P 500/Citigroup Value Index(1)          5.85%        11.83%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP LARGE-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses*                                                      1.00%
                                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                              2.00%
Fee Waivers/Reimbursements**                                        -0.02%
                                                                    ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                             1.98%

 *"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP LARGE-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Large-Cap Value   $201         $626          $1,076        $2,326

14 < ProFund VP Large-Cap Value

--------------------------------------------------------------------------------

   PROFUND VP LARGE-CAP GROWTH

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP LARGE-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/CITIGROUP GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP LARGE-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500/CITIGROUP GROWTH INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP LARGE-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP LARGE-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP LARGE-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP LARGE-CAP GROWTH by showing the variability of PROFUND VP LARGE-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP LARGE-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2005                                             0.90%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP LARGE-CAP GROWTH for one quarter was 3.09% (quarter ended September 30, 2005) and the lowest return was -2.91% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Large-Cap Growth               0.90%        3.75%            05/03/04
----------------------------------------------------------------------------------
S&P 500/Citigroup Growth Index(1)         4.01%        5.90%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP LARGE-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.94%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             1.94%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP LARGE-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Large-Cap Growth           $197         $609          $1,047        $2,264

                                                ProFund VP Large-Cap Growth > 15

--------------------------------------------------------------------------------

   PROFUND VP SMALL-CAP VALUE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/CITIGROUP VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/CITIGROUP VALUE INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VALUE INVESTING RISK.

For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by showing the variability of PROFUND VP SMALL-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                             34.68%
2004                                             20.12%
2005                                              4.00%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value                     4.00%        5.25%            05/01/02
---------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Value Index(1)      6.26%        8.90%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.91%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.91%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Small-Cap Value            $194         $600          $1,032        $2,233

16 < ProFund VP Small-Cap Value

--------------------------------------------------------------------------------

   PROFUND VP SMALL-CAP GROWTH

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/CITIGROUP GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/CITIGROUP GROWTH INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP SMALL-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP SMALL-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP GROWTH by showing the variability of PROFUND VP SMALL-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                             34.32%
2004                                             19.80%
2005                                              7.54%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP GROWTH for one quarter was 16.50% (quarter ended June 30,
2003) and the lowest return was -4.20% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth                    7.54%         8.44%           05/01/02
---------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Growth Index(1)     9.27%        11.15%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.85%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.85%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Small-Cap Growth           $188         $582          $1,001        $2,169

                                                ProFund VP Small-Cap Growth > 17

--------------------------------------------------------------------------------

   PROFUND VP ASIA 30

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ASIA 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS ASIA 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ASIA 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS ASIA 30 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES of Asian companies contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP ASIA 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ASIA 30 will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ASIA 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, FOREIGN INVESTMENT RISK, FOREIGN CURRENCY RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and SMALL-CAP COMPANY INVESTMENT RISK.

To the extent the Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up PROFUND VP ASIA 30'S investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on PROFUND VP ASIA 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ASIA 30 by showing the variability of PROFUND VP ASIA 30 returns from year to year and by comparing average annual total returns of PROFUND VP ASIA 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ASIA 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                             64.92%
2004                                             -0.54%
2005                                             19.51%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ASIA 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was -8.76% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                   ONE          SINCE            INCEPTION
As of December 31, 2005                        YEAR         INCEPTION        DATE
---------------------------------------------------------------------------------------
ProFund VP Asia 30                             19.51%       12.42%           05/01/02
ProFunds Asia 30 Index(1)                      19.01%       13.30%
---------------------------------------------------------------------------------------
MSCI AC Asia Pacific Free Excluding
     Japan Index(1)(2)                         21.05%       19.68%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ASIA 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.82%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.82%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ASIA 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Asia 30           $185         $573          $985          $2,137

18 < ProFund VP Asia 30

--------------------------------------------------------------------------------

   PROFUND VP EUROPE 30

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, FOREIGN INVESTMENT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and FOREIGN CURRENCY RISK.

For more information on PROFUND VP EUROPE 30's investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of PROFUND VP EUROPE 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2000                                            -12.75%
2001                                            -24.14%
2002                                            -25.76%
2003                                             38.73%
2004                                             14.32%
2005                                              8.09%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE        FIVE      SINCE         INCEPTION
As of December 31, 2005                    YEAR       YEAR      INCEPTION     DATE
---------------------------------------------------------------------------------------
ProFund VP Europe 30                       8.09%      -0.70%    0.54%         10/18/99
ProFunds Europe 30 Index(1)                8.00%      -0.68%    0.24%
---------------------------------------------------------------------------------------
Dow Jones STOXX 50 Index(1)(2)             8.44%       1.48%    4.26%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2)The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.76%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.76%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Europe 30         $179         $554          $954          $2,073

                                                       ProFund VP Europe 30 > 19

                       This Page Intentionally Left Blank
20

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> desire to add investments in economic sectors or industry groups with perceived above-average growth potential.

> actively rotate their investments to perceived strong sectors or industry groups and out of perceived weak sectors or industry groups as market and economic conditions change.

> want to gain investment exposure to a particular economic sector or industry group of the U.S. or global economy.

------------------------------------------------------------------------------

   SECTOR PROFUNDS VP

------------------------------------------------------------------------------

                                                                            DAILY
PROFUND VP                 INDEX                                          BENCHMARK
-------------------------------------------------------------------------------------
Financials                 Dow Jones U.S. Financials Index               Match (100%)
Health Care                Dow Jones U.S. Health Care Index              Match (100%)
Technology                 Dow Jones U.S. Technology Index               Match (100%)

                                                         Sector ProFunds VP > 21

--------------------------------------------------------------------------------

   PROFUND VP FINANCIALS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIALS INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP FINANCIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIALS is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIALS by showing the variability of PROFUND VP FINANCIALS returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                            -14.88%
2003                                             28.99%
2004                                             10.34%
2005                                              3.98%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIALS for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Financials                            3.98%      3.35%           01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                 4.91%      0.19%
Dow Jones U.S. Financials Index(1)               6.47%      6.30%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Financial Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.92%
                                                          -----
Total Annual Fund Operating Expenses                      1.92%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Financials         $195         $603         $1,037        $2,243

22 < ProFund VP Financials

--------------------------------------------------------------------------------

   PROFUND VP HEALTH CARE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTH CARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTH CARE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTH CARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTH CARE INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP HEALTH CARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTH CARE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTH CARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTH CARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP HEALTH CARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTH CARE by showing the variability of PROFUND VP HEALTH CARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTH CARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTH CARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                            -22.69%
2003                                             17.42%
2004                                              2.36%
2005                                              6.02%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTH CARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Health Care                           6.02%      -1.38%          01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                 4.91%       0.19%
Dow Jones U.S. Health Care Index(1)              8.32%       0.70%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Healthcare Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTH CARE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.89%
                                                          -----
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.89%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTH CARE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Health Care        $192         $594         $1,021        $2,212

                                                     ProFund VP Health Care > 23

--------------------------------------------------------------------------------

   PROFUND VP TECHNOLOGY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP TECHNOLOGY MAY USE SAMPLING TECHNIQUES IN SEEKING ITS INVESTMENT OBJECTIVE. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Technology will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and TECHNOLOGY INVESTMENT RISK. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of PROFUND VP TECHNOLOGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                                            -40.68%
2003                                             45.97%
2004                                             -0.43%
2005                                              1.22%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                     ONE        SINCE           INCEPTION
As of December 31, 2005                          YEAR       INCEPTION       DATE
---------------------------------------------------------------------------------------
ProFund VP Technology                            1.22%      -12.31%         01/22/01
---------------------------------------------------------------------------------------
S&P 500 Index(1)                                 4.91%        0.19%
Dow Jones U.S. Technology Index(1)               3.32%       -9.86%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TECHNOLOGY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           0.89%
                                                          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.89%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------
ProFund VP Technology         $192         $594         $1,021        $2,212

24 < ProFund VP Technology

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

--------------------------------------------------------------------------------

   BOND BENCHMARKED PROFUNDS VP

--------------------------------------------------------------------------------

                                                                                               DAILY
PROFUND VP                       SECURITY                                                    BENCHMARK
-------------------------------------------------------------------------------------------------------------
U.S. Government Plus             Most recently issued 30-year U.S. Treasury Bond                   125%
Rising Rates Opportunity         Most recently issued 30-year U.S. Treasury Bond           125% of the Inverse

                                               Bond Benchmarked ProFunds VP > 25

--------------------------------------------------------------------------------

   PROFUND VP U.S. GOVERNMENT PLUS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise. If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund VP commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VOLATILITY RISK.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by showing the variability of PROFUND VP U.S. GOVERNMENT PLUS returns from year to year and by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                             -2.55%
2004                                              8.18%
2005                                              9.01%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT PLUS for one quarter was 11.75% (quarter ended June 30, 2005) and the lowest return was -8.12% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP U.S. Government Plus           9.01%        8.38%            05/01/02
----------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Index(1)                     6.18%        7.90%
----------------------------------------------------------------------------------
30-year U.S. Treasury Bond(2)             9.30%        9.36%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS.

The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.50%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.84%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.59%

*"Other expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus      $162         $502          $866          $1,889

26 < ProFund VP U.S. Government Plus

--------------------------------------------------------------------------------

   PROFUND VP RISING RATES OPPORTUNITY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year
U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall and increase as interest rates rise.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and onequarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VOLATILITY RISK. In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                               -4.11%
2004                                              -10.89%
2005                                               -7.89%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -10.69% (quarter ended September 30,
2005).

AVERAGE ANNUAL TOTAL RETURNS              ONE          SINCE            INCEPTION
As of December 31, 2005                   YEAR         INCEPTION        DATE
----------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity       -7.89%       -11.53%          05/01/02
----------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Index(1)                      6.18%         7.90%
----------------------------------------------------------------------------------
30-year U.S. Treasury Bond(2)              9.30%         9.36%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding.Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses.Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.73%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.73%

*"Other expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------
ProFund VP U.S. Rising Rate Opportunity    $176         $545          $939          $2,041

                                        ProFund VP Rising Rates Opportunity > 27

                       This Page Intentionally Left Blank
28

-------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

-------------------------------------------------------------------------------

"PURCHASES, REDEMPTIONS AND EXCHANGES OF SHARES ARE EFFECTED AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER A PURCHASE ORDER, REDEMPTION OR EXCHANGE REQUEST IS RECEIVED IN GOOD ORDER."

                                            General ProFunds VP Information > 29

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value ("NAV") per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP (other than PROFUND VP U.S. GOVERNMENT PLUS AND PROFUND VP RISING RATES OPPORTUNITY) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p. m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veterans'Day.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving. PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY will cease taking transaction requests including requests to exchange to or from other ProFunds VP.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents'Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

LONDON STOCK EXCHANGE, FRANKFURT STOCK EXCHANGE OR PARIS BOURSE HOLIDAY
SCHEDULE: New Year's Day, Good Friday and Easter Monday, MayDay, Spring Bank Holiday, Pentecost Monday, Bastille Day, Summer Bank Holiday, Christmas Day, Boxing Day. Please note that holiday schedules are subject to change without notice.

BOND MARKET ASSOCIATION'S PROPOSED EARLY CLOSE SCHEDULE: On the following days in 2006, the Bond Market Association has recommended that the bond markets close at 2:00 p.m. Eastern Time: Friday, January 13; Friday, February 17; Thursday, April 13; Friday, May 26; Monday, July 3; Friday, September 1; Friday, October 6; Wednesday, November 22; Friday, November 24; Friday, December 22 and Friday, December 29. The Bond Market Association may announce changes to this schedule or other early close dates from time to time. On such days, the PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before the Bond Market Association's proposed early close). A Fund may cease taking transaction requests including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days at the cut-off time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example:
(i) market quotations do not accurately reflect fair value of an investment;
(ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market);(iii)a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund VP's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows:

--------------------------------------------------------------------------------
                                                                       CAPITAL
                                                DIVIDENDS               GAINS
     PROFUND NAME                        ---------------------------------------

                                          ACCRUED        PAID           PAID
--------------------------------------------------------------------------------
VP U.S. GOVERNMENT PLUS                   Daily          Monthly      Annually*
--------------------------------------------------------------------------------
ALL OTHER PROFUNDS VP                     Annually       Annually     Annually
--------------------------------------------------------------------------------

* PROFUND VP U.S. GOVERNMENT PLUS reserves the right to include in a dividend any short-term capital gains on securities that it sells.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

30 < General ProFunds VP Information

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment vehicles for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment vehicles might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges. ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus. In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space"or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms'personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limi-tation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

                                            General ProFunds VP Information > 31

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

FREQUENT PURCHASES AND REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares."Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

TAXATION OF THE SHAREHOLDERS. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts ("VA Contracts"), variable life insurance policies ("VLI Policies") or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company "segregated asset accounts" will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income. An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification.

Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxes withheld at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

32 < General ProFunds VP Information

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

"THE BOARD OF TRUSTEES IS RESPONSIBLE FOR THE GENERAL SUPERVISION OF THE TRUST, INCLUDING THE PROFUNDS VP. THE TRUST'S OFFICERS ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PROFUNDS VP."

                                                        ProFunds Management > 33

--------------------------------------------------------------------------------

     PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of each such ProFund VP. ProFund Advisors bears the costs of providing advisory services. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds VP is available in the Funds' annual report to shareholders dated December 31, 2005. During the year ended December 31, 2005, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------
Large-Cap Value                             0.73%
Large-Cap Growth                            0.75%
Small-Cap Value                             0.75%
Small-Cap Growth                            0.75%
Asia 30                                     0.75%
Europe 30                                   0.75%
Financials                                  0.75%
Health Care                                 0.75%
Technology                                  0.75%
U.S. Government Plus                        0.50%
Rising Rates Opportunity                    0.75%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, Ph. D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by Agustin J. Fleites and George O. Foster.

AGUSTIN J. FLEITES, Chief Investment Officer and Head of Exchange Traded Funds for ProFund Advisors since August 2005. Mr. Fleites is principally responsible for development and oversight of Portfolio strategy for the Advisor. Mr Fleites served as Senior Principal of State Street Global Advisors ("SSgA"), President of SSgA Funds Management, Inc. and Managing Director of the Advisor Strategies unit from 2002-2005. He served as Chairman of the Board and President of SSgA's streetTRACKS family of exchange traded funds, Chief Executive Officer and a Director of the SSgA Funds, and a Director of the Select Sector SPDR Trust from 1999-2005. He holds a Bachelor's degree in Finance and Multinational Management from the Wharton School of the University of Pennsylvania and a Master of Business Administration degree in Finance from Babson College, he is also a Chartered Financial Analyst (CFA).

GEORGE O. FOSTER, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, and Portfolio Manager since October 1999. Mr. Foster is principally responsible for daily Portfolio management operations. Mr. Foster earned a B.S. in Mechanical Engineering from Clarkson University and a M.B.A. in Finance from The George Washington University. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: Asia 30 and Europe 30.

---------------------------------------------------------------------------
                             LENGTH OF         BUSINESS EXPERIENCE
   NAME AND TITLE        SERVICE TO TEAM       DURING LAST 5 YEARS
---------------------------------------------------------------------------
ELISA PETIT              Since 3/02/2000       ProFund Advisors - Team
Team Leader,                                   Leader since April 2002,
Portfolio Manager                              Portfolio Manager since
                                               March 2000.
---------------------------------------------------------------------------
HOWARD RUBIN             Since 4/10/2000       ProFund Advisors - Senior
CFA - Senior                                   Portfolio Manager since
Portfolio                                      November 2004, except for
Manager                                        the period from May 13,
                                               2005 to July 17, 2005
                                               during which time he was
                                               unemployed. Portfolio
                                               Manager April 2000 to
                                               November 2004.
---------------------------------------------------------------------------
ERIK BENKE               Since 1/18/2005       ProFund Advisors -
CFA - Associate                                Associate Portfolio
Portfolio Manager                              Manager since January
                                               2005; AIM Investments
                                               Trader, October 2001 to
                                               January 2005; Goldman
                                               Sachs' Hill Group, LLC -
                                               Associate, August 1999 to
                                               July 2001.
---------------------------------------------------------------------------
ADAM CROLL               Since 7/11/2005       ProFund Advisors -
Associate Portfolio                            Associate Portfolio
Manager                                        Manager since 07/11/05;
                                               SOL Capital Management -
                                               Analyst/Trader May 2001 to
                                               July 2005.
---------------------------------------------------------------------------

34 < ProFunds Management

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

ProFund VP: Large-Cap Value, Large-Cap Growth, Small-Cap Value, Small-Cap Growth, and all Sector ProFunds VP.

---------------------------------------------------------------------------
                             LENGTH OF         BUSINESS EXPERIENCE
   NAME AND TITLE        SERVICE TO TEAM       DURING LAST 5 YEARS
---------------------------------------------------------------------------
HRATCH NAJARIAN            Since 4/15/2002    ProFund Advisors -
Associate                                     Associate Portfolio
Portfolio Manager                             Manager since
                                              November 2004, Portfolio
                                              Analyst July 2003 to
                                              November 2004, Junior
                                              Analyst April 2002 to
                                              July 2003, Institutional
                                              Client Services
                                              Representative July 2000
                                              to April 2002.
---------------------------------------------------------------------------
MICHAEL NECHES             Since 3/27/2000    ProFund Advisors -
Portfolio Analyst                             Portfolio Analyst since
                                              November 2004, Junior
                                              Analyst May 2001 to
                                              November 2004, Portfolio
                                              Intern March 2000 to
                                              May 2001.
---------------------------------------------------------------------------

ProFund VP: U.S. Government Plus, Rising Rates Opportunity

---------------------------------------------------------------------------
                             LENGTH OF         BUSINESS EXPERIENCE
   NAME AND TITLE        SERVICE TO TEAM       DURING LAST 5 YEARS
---------------------------------------------------------------------------
HOWARD RUBIN             Since 4/10/2000       ProFund Advisors - Senior
CFA Senior                                     Portfolio Manager since
Portfolio Manager                              November 2004, except for
                                               the period from May 13,
                                               2005 to July 17, 2005
                                               during which time he was
                                               self-employed. Portfolio
                                               Manager April 2000 to
                                               November 2004.
---------------------------------------------------------------------------
CHRISTIAN SAARBACH      Since 6/17/2002        ProFund Advisors -
Portfolio Analyst                              Portfolio Analyst since
                                               November 2004, Junior
                                               Portfolio Analyst June 2002
                                               to November 2004; Intern,
                                               Salomon Smith Barney
                                               September 2001 to May
                                               2002; Intern, Legg Mason
                                               June 2001 to August 2001
                                               and the Johns Hopkins
                                               Bloomberg School of
                                               Public Health June 2000
                                               to August 2000 and June
                                               2001 to August 2001 -
                                               Intern.
---------------------------------------------------------------------------
RYAN DOFFLEMEYER        Since 11/19/2005       ProFund Advisors - Junior
Junior Portfolio                               Portfolio Analyst since
Manager                                        October 2003, Investment
                                               Company Institute -
                                               Research Assistant,
                                               September 2001 to
                                               October 2003. University
                                               of Virginia - Student,
                                               1997-2001.
---------------------------------------------------------------------------

The Statement of Additional Information provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2005, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------
Large-Cap Value                                        0.15%
Large-Cap Growth                                       0.15%
Small-Cap Value                                        0.15%
Small-Cap Growth                                       0.15%
Asia 30                                                0.15%
Europe 30                                              0.15%
Financials                                             0.15%
Health Care                                            0.15%
Technology                                             0.15%
U.S. Government Plus                                   0.15%
Rising Rates Opportunity                               0.15%

                                                        ProFunds Management > 35

                       This Page Intentionally Left Blank

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       Financial Highlights > 37

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP LARGE-CAP VALUE

===================================================================================================================
                                                                                                 FOR THE PERIOD
                                                                               FOR THE              MAY 3, 2004(a)
                                                                            YEAR ENDED                  THROUGH
                                                                     DECEMBER 31, 2005        DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                                            $33.48                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                                                   0.13                       --(c)
Net realized and unrealized gains (losses) on investments                         0.94                     3.48
                                                                               -------                  -------
Total income (loss) from investment activities                                    1.07                     3.48
                                                                               -------                  -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                               --(c)                    --
Net realized gain on investments and futures contracts                          (0.29)                       --
                                                                               -------                  -------
Total distributions                                                             (0.29)                       --
                                                                               -------                  -------
NET ASSET VALUE, END OF PERIOD                                                  $34.26                   $33.48
                                                                               =======                  =======
TOTAL RETURN                                                                     3.21%                   11.60%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                                2.00%                    2.04%
Net expenses(e)                                                                  1.98%                    1.98%
Net investment income (loss)(e)                                                  0.40%                  (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                              $79,122                   $4,922
Portfolio turnover rate(f)                                                        499%                   1,352%(d)
===================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

38 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP LARGE-CAP GROWTH

===================================================================================================================
                                                                                                 FOR THE PERIOD
                                                                               FOR THE              MAY 3, 2004(a)
                                                                            YEAR ENDED                  THROUGH
                                                                     DECEMBER 31, 2005        DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                                            $31.61                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                                                 (0.14)                     0.04
Net realized and unrealized gains (losses) on investments                         0.42                     1.57
                                                                               -------                   ------
Total income (loss) from investment activities                                    0.28                     1.61
                                                                               -------                   ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                               --(c)                    --
Net realized gains on investments                                               (0.06)                       --
                                                                               -------                   ------
Total distributions                                                             (0.06)                       --
                                                                               -------                   ------
NET ASSET VALUE, END OF PERIOD                                                  $31.83                   $31.61
                                                                               =======                   ======
TOTAL RETURN                                                                     0.90%                    5.37%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                                1.94%                    3.06%
Net expenses(e)                                                                  1.94%                    1.98%
Net investment income (loss)(e)                                                (0.43)%                    0.18%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                              $83,512                   $3,901
Portfolio turnover rate(f)                                                        635%                   1,134%(d)
===================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 39

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $33.54              $28.97              $21.51              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                            (0.23)              (0.16)              (0.22)              (0.09)
Net realized and unrealized gains (losses)
  on investments                                             1.59(c)             5.92                7.68              (8.40)
                                                          -------            --------            --------            --------
Total income (loss) from investment
  activities                                                 1.36                5.76                7.46              (8.49)
                                                          -------            --------            --------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                          (2.02)              (1.19)                  --                  --
                                                          -------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD                             $32.88              $33.54              $28.97              $21.51
                                                          =======            ========            ========            ========
TOTAL RETURN                                                4.00%              20.12%              34.68%            (28.30)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                           1.91%               1.95%               2.08%               2.45%
Net expenses(e)                                             1.91%               1.95%               1.98%               1.98%
Net investment income (loss)(e)                           (0.69)%             (0.53)%             (0.87)%             (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $62,820            $179,162            $147,174             $29,165
Portfolio turnover rate(f)                                   573%                819%                906%              1,253%(d)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

40 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP GROWTH

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $36.08              $31.35              $23.34              $30.00

INVESTMENT ACTIVITIES:
Net investment income/(loss)(b)                            (0.38)              (0.44)              (0.37)              (0.21)
Net realized and unrealized gains (losses)
  on investments                                             3.10                6.57                8.38              (6.45)
                                                         --------            --------            --------            --------
Total income (loss) from investment
  activities                                                 2.72                6.13                8.01              (6.66)
                                                         --------            --------            --------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                              --              (1.40)                  --                  --
                                                         --------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD                             $38.80              $36.08              $31.35              $23.34
                                                         ========            ========            ========            ========
TOTAL RETURN                                                7.54%              19.80%              34.32%            (22.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.85%               1.90%               2.00%               2.20%
Net expenses(d)                                             1.85%               1.90%               1.98%               1.98%
Net investment income (loss)(d)                           (1.03)%             (1.32)%             (1.36)%             (1.34)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $186,934            $210,984            $153,401             $23,968
Portfolio turnover rate(e)                                   585%                979%                785%              1,260%(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 41

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ASIA 30

==================================================================================================================================
                                                                                                               FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE         MAY 1, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $37.30              $38.76              $23.51              $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.40                0.11                0.17                0.06
Net realized and unrealized gains (losses)
  on investments                                             6.87              (0.38)               15.09              (6.55)
                                                          -------             -------             -------            --------
Total income (loss) from investment
  activities                                                 7.27              (0.27)               15.26              (6.49)
                                                          -------             -------             -------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                      (0.10)              (0.12)              (0.01)                  --
Net realized gains on investments                              --              (1.07)                  --                  --
                                                          -------             -------             -------            --------
Total Distributions                                        (0.10)              (1.19)              (0.01)                  --
                                                          -------             -------             -------            --------
NET ASSET VALUE, END OF PERIOD                             $44.47              $37.30              $38.76              $23.51
                                                          =======             =======             =======            ========

TOTAL RETURN                                               19.51%             (0.54)%              64.92%            (21.63)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.82%               1.86%               1.93%               2.03%
Net expenses(d)                                             1.82%               1.86%               1.93%               1.98%
Net investment income (loss)(d)                             0.97%               0.29%               0.54%               0.35%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $73,464             $41,545             $49,138             $18,576
Portfolio turnover rate(e)                                   256%                473%                831%              1,321%(c)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

42 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP EUROPE 30

==================================================================================================================================
                                         FOR THE             FOR THE             FOR THE             FOR THE             FOR THE
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                               $28.28              $24.96              $18.01              $24.26              $31.98

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(a)                                 0.13                0.03                0.05                0.07              (0.04)
Net realized and unrealized
  gains (losses)
  on investments                            2.14                3.53                6.92              (6.32)              (7.68)
                                         -------            --------             -------            --------            --------
Total income (loss) from
  investment activities                     2.27                3.56                6.97              (6.25)              (7.72)
                                         -------            --------             -------            --------            --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                     (0.04)              (0.03)              (0.02)                  --                  --
Net realized gains on
  investments                             (2.55)              (0.21)                 --                   --                  --
                                         -------            --------             -------            --------            --------
Total Distributions                       (2.59)              (0.24)              (0.02)                  --                  --
                                         -------            --------             -------            --------            --------
NET ASSET VALUE,
  END OF PERIOD                           $27.96              $28.28              $24.96              $18.01              $24.26
                                         =======            ========             =======            ========            ========
TOTAL RETURN                               8.09%              14.32%              38.73%            (25.76)%            (24.14)%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses                             1.76%               1.78%               1.91%               2.03%               1.89%
Net expenses                               1.76%               1.78%               1.91%               1.98%               1.89%
Net investment
  income (loss)                            0.45%               0.12%               0.25%               0.33%             (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                        $120,469            $140,608            $142,019             $33,119             $52,253
Portfolio turnover rate(b)                  230%                319%                376%              1,280%              1,002%
==================================================================================================================================

(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 43

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP FINANCIALS

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                               $33.80              $30.72              $23.85              $28.02              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                                 0.27                0.20                0.11                0.06                0.04
Net realized and unrealized
  gains (losses)
  on investments                            1.06                2.97                6.80              (4.23)              (2.02)
                                         -------             -------             -------            --------             -------
Total income (loss) from
  investment activities                     1.33                3.17                6.91              (4.17)              (1.98)
                                         -------             -------             -------            --------             -------
DISTRIBUTION TO
  SHAREHOLDERS FROM:
Net investment income                     (0.29)              (0.09)              (0.04)                  --                  --
                                         -------             -------             -------            --------             -------
NET ASSET VALUE, END OF PERIOD            $34.84              $33.80              $30.72              $23.85              $28.02
                                         =======             =======             =======            ========             =======
TOTAL RETURN                               3.98%              10.34%              28.99%            (14.88)%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                          1.92%               1.92%               2.07%               2.14%               2.10%
Net expenses(d)                            1.92%               1.92%               1.98%               1.98%               2.10%
Net investment income (loss)(d)            0.80%               0.63%               0.42%               0.22%               0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $35,924             $30,767             $21,024             $11,898             $20,089
Portfolio turnover rate(e)                  316%                595%                726%              1,341%              1,330%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

44 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP HEALTH CARE

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
  OF PERIOD                               $26.42              $25.81              $21.98              $28.43              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                               (0.15)              (0.13)              (0.15)              (0.13)              (0.30)
Net realized and unrealized
  gains (losses)
  on investments                            1.74                0.74(c)            3.98               (6.32)              (1.27)
                                         -------             -------             -------            --------             -------
Total income (loss) from
  investment activities                     1.59                0.61                3.83              (6.45)              (1.57)
                                         -------             -------             -------            --------             -------
NET ASSET VALUE, END OF PERIOD            $28.01              $26.42              $25.81              $21.98              $28.43
                                         =======             =======             =======            ========             =======
                                                                                                                         (5.23)%(d)
TOTAL RETURN                               6.02%               2.36%              17.42%            (22.69)%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                          1.89%               1.91%               2.04%               2.14%               2.06%
Net expenses(e)                            1.89%               1.91%               1.97%               1.98%               2.06%
Net investment income (loss)(e)          (0.57)%             (0.51)%             (0.63)%             (0.54)%             (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $57,307             $40,017             $25,286             $14,622             $33,227
Portfolio turnover rate(f)                  310%                464%                877%                897%              1,032%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 45

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TECHNOLOGY
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                         FOR THE             FOR THE             FOR THE             FOR THE         MAY 1, 2001(a)
                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                               DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $15.30              $15.56              $10.66              $17.97              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                               (0.19)                0.06              (0.20)              (0.24)              (0.34)
Net realized and unrealized
  gains (losses)
   on investments                           0.40(c)           (0.14)(c)             5.10              (7.07)             (11.69)
                                         -------             -------             -------            --------            --------
Total income (loss) from
  investment activities                     0.21              (0.08)                4.90              (7.31)             (12.03)
                                         -------             -------             -------            --------            --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                     (0.05)                  --                  --                  --                  --
Net realized gains
  on investments                          (0.55)              (0.18)                  --                  --                  --
                                         -------             -------             -------            --------            --------
Total distributions                       (0.60)              (0.18)                  --                  --                  --
                                         -------             -------             -------            --------            --------
NET ASSET VALUE,
  END OF PERIOD                           $14.91              $15.30              $15.56              $10.66              $17.97
                                         =======             =======             =======            ========            ========
TOTAL RETURN                               1.22%             (0.43)%              45.97%            (40.68)%            (40.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                          1.89%               1.87%               1.93%               2.27%               2.10%
Net expenses(e)                            1.89%               1.87%               1.93%               1.98%               2.10%
Net investment income
  (loss)(e)                              (1.29)%               0.40%              (1.47)%            (1.77)%             (1.91)%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                         $19,716             $24,476             $30,631             $15,271             $15,410
Portfolio turnover rate(f)                  381%                497%                702%              1,208%              2,548%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses on investments during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

46 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS

===================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                                           FOR THE             FOR THE             FOR THE          MAY 1, 2002(a)
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED              THROUGH
                                                 DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003    DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                        $30.74              $28.66              $34.12               $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                                                   0.75                0.25                0.06                 0.12
Net realized and unrealized gains
  (losses) on investments                                     2.01                2.09(c)           (0.90)                 4.89

                                                           -------             -------             -------             --------
Total income (loss) from
  investment activities                                       2.76                2.34              (0.84)                 5.01
                                                           -------             -------             -------             --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       (0.75)              (0.25)              (0.06)               (0.89)
Net realized gains on investments                               --                  --              (3.23)                   --
Return of capital                                               --              (0.01)              (1.33)                   --
                                                           -------             -------             -------             --------
Total distributions                                         (0.75)              (0.26)              (4.62)               (0.89)
                                                           -------             -------             -------             --------
NET ASSET VALUE, END OF PERIOD                              $32.75              $30.74              $28.66               $34.12
                                                           =======             =======             =======             ========

TOTAL RETURN                                                 9.01%               8.18%             (2.55)%               16.90%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                            1.59%               1.61%               1.74%                1.71%
Net expenses(e)                                              1.59%               1.61%               1.73%                1.71%
Net investment income (loss)(e)                              2.32%               0.86%               0.18%                0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $91,463             $43,605             $36,776             $124,928
Portfolio turnover rate(f)                                  1,660%              1,258%                526%                 269%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 47

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY

===================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                                           FOR THE             FOR THE             FOR THE          MAY 1, 2002(a)
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED              THROUGH
                                                 DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003    DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                        $20.78              $23.32              $24.32               $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                               0.27              (0.10)              (0.23)               (0.09)
Net realized and unrealized gains
  (losses) on investments                                   (1.92)              (2.44)              (0.77)               (5.59)
                                                          --------            --------             -------               ------
Total income (loss) from
  investment activities                                     (1.65)              (2.54)              (1.00)               (5.68)
                                                          --------            --------             -------               ------
NET ASSET VALUE, END OF PERIOD                              $19.13              $20.78              $23.32               $24.32
                                                          ========            ========             =======             ========

TOTAL RETURN                                               (7.89)%            (10.89)%             (4.11)%             (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                            1.73%               1.75%               1.91%                2.13%
Net expenses(d)                                              1.73%               1.75%               1.91%                1.98%
Net investment income (loss)(d)                              1.36%             (0.45)%             (0.94)%              (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $139,379            $179,638             $74,272               $7,168
Portfolio turnover rate(e)                                      --                  --                  --                   --(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

48 < Financial Highlights

                       This Page Intentionally Left Blank

   PROFUNDS(R)
      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
         P.O. Box 182800
         Columbus, OH 43218-2800

      PHONE NUMBERS
         For Financial Professionals:     (888) PRO-5717     (888) 776-5717
         For All Others:                  (888) PRO-FNDS     (888) 776-3637
         Or:                              (614) 470-8122
         Fax Number:                      (800) 782-4797

      WEBSITE ADDRESS
         www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2006, which we have filed electronically with the Securities and Exchange Commission ("SEC") and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                            [LOGO OF BEAR & BULL (R)]
                                    PROFUNDS(R)
                          NOT JUST FUNDS, PROFUNDS(SM)

                                     Investment Company Act File No. 811-08239
                                                                         PROVP

                                                        [LOGO OF BEAR & BULL(R)]
                                                            PROFUNDS(R)

                                                    Not just funds, ProFunds(SM)

                                                 CLASSIC PROFUNDS VP

                                                 Bull
                                                 Small-Cap
                                                 Europe 30

                                                 BOND BENCHMARKED
                                                 PROFUND VP

                                                 Rising Rates Opportunity

PROSPECTUS

May 1, 2006

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                       This Page Intentionally Left Blank

TABLE OF CONTENTS

 4    PROFUNDS VP OVERVIEW

 5    STRATEGIES AND RISKS

11    CLASSIC PROFUNDS VP

12      Bull
13      Small-Cap
14      Europe 30

15    BOND BENCHMARKED PROFUND VP

16      Rising Rates Opportunity

17    GENERAL PROFUNDS VP INFORMATION

21    PROFUNDS MANAGEMENT

25    FINANCIAL HIGHLIGHTS

[LOGO OF BEAR & BULL(R)]
     PROFUNDS(R)

PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                           DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bull                 S&P 500 Index(R)                Match (100%)           Diverse, widely traded, large capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap            Russell 2000(R) Index           Match (100%)           Diverse, small capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Europe 30            ProFunds Europe 30 Index        Match (100%)           Companies whose principal offices are located in
                                                                            European countries, whose securities are traded in the
                                                                            U.S.
-----------------------------------------------------------------------------------------------------------------------------------

BOND BENCHMARKED PROFUND VP

Bond Benchmarked ProFund VP seeks to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price performance of the most recently issued 30-year U.S. Treasury Bond.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP                        SECURITY                            DAILY BENCHMARK             DESCRIPTION OF SECURITY OR INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Rising Rates Opportunity          Most recently issued 30-year        125% of the Inverse         U.S. Treasury securities
                                  U.S. Treasury Bond
-----------------------------------------------------------------------------------------------------------------------------------

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All ProFunds VP utilize the performance of an index, security or a multiple thereof as their benchmark. For example, ProFund VP Bull has a daily benchmark that corresponds to the daily price performance of the S&P 500 Index(R).

4 < ProFunds VP Overview

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

"IN SEEKING TO ACHIEVE EACH NON-MONEY MARKET PROFUND VP'S INVESTMENT OBJECTIVE, PROFUND ADVISORS TAKES POSITIONS IN SECURITIES AND OTHER FINANCIAL INSTRUMENTS THAT PROFUND ADVISORS BELIEVES, IN COMBINATION, SHOULD SIMULATE THE DAILY MOVEMENT OF ITS BENCHMARK."

                                          ProFunds VP Strategies and Risks > 5

---------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

---------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors LLC ("ProFund Advisors" or the "Advisor"):

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the ProFund VP should hold to simulate the performance of the ProFund VP's benchmark;

 > takes positions in securities and other financial instruments that ProFund
   Advisors believes, in combination, should simulate the daily movement of the ProFund VP's benchmark;

 > may not have investment exposure to all securities or components in the index underlying the ProFund VP's benchmark, or the ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of securities and financial instruments in pursuing the ProFund VP's investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the ProFund VP's benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 > may invest in securities or instruments, including money market instruments and other income producing instruments that are not included in the index underlying the ProFund VP's benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark. Each ProFund VP does not seek to provide correlation with its benchmark over a period of time greater than one day. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, PROFUND VP SMALL CAP and PROFUND VP EUROPE 30 seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. Active trading in ProFund VP shares could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. The ProFunds' investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in these instruments. Such instruments, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund VP's benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired. These and other risks associated with such techniques are described elsewhere in this section, such as under liquidity risk, interest rate risk, credit risk and counterparty risk.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A

6 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a ProFund VP may invest in securities or financial instruments not included in the index underlying its benchmark. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. PROFUND VP RISING RATES OPPORTUNITY seeks to rebalance its portfolio daily to keep leverage consistent with the Fund's daily investment objective. Therefore, mathematical compounding may prevent this ProFund VP from correlating with the monthly, quarterly, annual or other period performance of the inverse of the security underlying its benchmark.

COUNTERPARTY RISK (All ProFunds VP). The ProFunds VP will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

CREDIT RISK (All ProFunds VP). Credit risk is the risk that an issuer or guarantor of a security or a counterparty to a financial instrument may default on its payment obligations or experience a decline in credit quality. Changes in a debt issuer's credit rating may affect a debt instrument's value and, thus, impact Fund performance. The ProFunds VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties to transactions in financial instruments. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (ProFund VP Rising Rates Opportunity). PROFUND VP RISING RATES OPPORTUNITY may principally invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest risk, credit rates and other factors. Typically, the value of outstanding debt instruments fall when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices.

EARLY CLOSE/TRADING HALT RISK (All ProFund VP). An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

EQUITY RISK (Each Classic ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund VP to decrease.

FOREIGN CURRENCY RISK (ProFund VP Europe 30). Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

FOREIGN INVESTMENT RISK (ProFund VP Europe 30). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, including the effects of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies, as described under Foreign Currency Risk above.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Europe 30). ProFunds VP that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

INTEREST RATE RISK (ProFund VP Rising Rates Opportunity). Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (ProFunds VP Rising Rates Opportunity). PROFUND VP RISING RATES OPPORTUNITY should lose value as the security underlying the ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (ProFund VP Rising Rates Opportunity). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. The ProFunds VP that employ leverage will normally lose more money in adverse market environments than funds that do not employ leverage. A rising market is considered an adverse market environment for the PROFUND VP RISING RATES OPPORTUNITY. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a

                                           ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

   Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose                  Fund B: A fund whose objective
objective is to seek daily            is to seek daily investment
investment results, before            results, before fees and expenses,
fees and expenses, that               that correspond to twice
correspond to the daily               (200%) the daily performance
performance of an index.              of an index.

    On Day 1, each Fund's benchmark index increases in value 1% which causes a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which causes a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day
    2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

LIQUIDITY RISK (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security. In addition, a ProFund VP may not be able to pay redemption proceeds within the time periods described in this Prospectus as a result of unusual market conditions, an unusually high volume of redemption requests or other reasons.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. ProFunds VP, other than PROFUND VP RISING RATES OPPORTUNITY, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the security underlying its benchmark increases (adverse market conditions for this ProFund VP). The ProFunds seek to remain fully invested regardless of market conditions.

NON-DIVERSIFICATION RISK (All ProFunds VP). The ProFunds VP have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

PORTFOLIO TURNOVER RISK (All ProFunds VP). Each Fund's strategy may involve high portfolio turnover to rebalance the Fund's investment exposure. A high level of portfolio turnover may negatively impact performance by increasing transaction costs.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by the ProFund VP to achieve investment exposure consistent with its investment objective. Short selling is accomplished by borrowing a security and then selling it. If the ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFund VP's use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower the ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the ProFund VP to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap). The risk of equity investing may be particularly acute for securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid, than the stocks of larger companies. Liquidating positions in small-cap companies could become difficult in turbulent market conditions. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

VOLATILITY RISK (ProFunds VP Rising Rates Opportunity). ProFund VP Rising Rates Opportunity seeks to provide a daily investment result that corresponds to an inverse multiple of the performance of an index or security. Therefore, it experiences greater volatility than the security underlying its benchmark and thus has the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts and definitions that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

8 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

      o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since:(i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securitiesare represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

      o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

      o A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instrument are very similar. NYSs are used primarily by Dutch companies.

  > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

  > FINANCIAL INSTRUMENTS The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

  > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

  > FUTURES OR FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

  > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

  > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

  > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

  > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

  > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

  > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the components in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

  > SELLING SHORT entails selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

  > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

  > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

  > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and

                                            ProFunds VP Strategies and Risks > 9

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

ongoing basis. As of March 31, 2006, the S&P 500 Index included companies with capitalizations between $815.2 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $24.2 billion.

The RUSSELL 2000 INDEX is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of March 31, 2006, the Russell 2000 Index included companies with capitalizations between $19.6 million and $5.7 billion. The average capitalization of the companies comprising the Index was approximately $843.9 million.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500"
are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000(R)" and "Russell 3000(R)" are a trademark of the Frank Russell Company. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

10 < ProFunds VP Strategies and Risks

CLASSIC PROFUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

--------------------------------------------------------------------------------

   CLASSIC PROFUNDS VP

--------------------------------------------------------------------------------

                                              DAILY
PROFUND VP    INDEX                         BENCHMARK
-------------------------------------------------------
Bull          S&P 500 Index                Match (100%)
Small-Cap     Russell 2000 Index           Match (100%)
Europe 30     ProFunds Europe 30 Index     Match (100%)

                                                        Classic ProFunds VP > 11

--------------------------------------------------------------------------------

   PROFUND VP BULL

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                               -23.98%
2003                                25.59%
2004                                 8.83%
2005                                 2.74%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS      ONE           SINCE         INCEPTION
As of December 31, 2005           YEAR        INCEPTION          DATE
------------------------------------------------------------------------
ProFund VP Bull                   2.74%        -0.90%          05/01/01
------------------------------------------------------------------------
S&P 500 Index(1)                  4.91%         1.40%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                    0.75%
Distribution (12b-1) Fees                                   0.25%
Other Expenses*                                             0.78%
                                                            -----
TOTAL ANNUAL FUND OPERATING EXPENSES                        1.78%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                    1 YEAR      3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------
ProFund VP Bull     $181        $560       $964       $2,095

12 < ProFund VP Bull

--------------------------------------------------------------------------------

   PROFUND VP SMALL-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUNDVP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                               -22.44%
2003                                42.75%
2004                                16.74%
2005                                 2.81%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS       ONE        SINCE          INCEPTION
As of December 31, 2005            YEAR       INCEPTION      DATE
-----------------------------------------------------------------------
ProFund VP Small-Cap               2.81%      5.16%          05/01/01
-----------------------------------------------------------------------
Russell 2000 Index(1)              4.63%      8.47%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                    0.75%
Distribution (12b-1) Fees                                   0.25%
Other Expenses*                                             0.60%
                                                            -----
TOTAL ANNUAL FUND OPERATING EXPENSES                        1.60%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        1 YEAR    3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------------
ProFund VP Small-Cap    $163      $505      $871       $1,900

                                                       ProFund VP Small-Cap > 13

--------------------------------------------------------------------------------

   PROFUND VP EUROPE 30

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK FOREIGN INVESTMENT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and FOREIGN CURRENCY RISK.

For more information on PROFUND VP EUROPE 30's investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2000                               -12.75%
2001                               -24.14%
2002                               -25.76%
2003                                38.73%
2004                                14.32%
2005                                 8.09%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE      FIVE      SINCE         INCEPTION
As of December 31, 2005                YEAR     YEAR      INCEPTION     DATE
-----------------------------------------------------------------------------------
ProFund VP Europe 30                   8.09%    -0.70%    0.54%         10/18/99
ProFunds Europe 30 Index(1)            8.00%    -0.68%    0.24%
-----------------------------------------------------------------------------------
Dow Jones STOXX 50 Index(1)(2)         8.44%     1.48%    4.26%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------
Investment Advisory Fees                                   0.75%
Distribution (12b-1) Fees                                  0.25%
Other Expenses*                                            0.76%
                                                           -----
TOTAL ANNUAL FUND OPERATING EXPENSES                       1.76%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
ProFund VP Europe 30     $179     $554      $954      $2,073

14 < ProFund VP Europe 30

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

--------------------------------------------------------------------------------

   BOND BENCHMARKED PROFUND VP

--------------------------------------------------------------------------------

                                                                 DAILY
PROFUND VP                   SECURITY                          BENCHMARK
-------------------------------------------------------------------------------
Rising Rates Opportunity     Most recently issued 30-year   125% of the Inverse
                              U.S. Treasury Bond

                                                Bond Benchmarked ProFund VP > 15

--------------------------------------------------------------------------------

   PROFUND VP RISING RATES OPPORTUNITY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year
U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall and increase as interest rates rise.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY ARE ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE
RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VOLATILITY RISK. In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2003                                -4.11%
2004                               -10.89%
2005                                -7.89%

                   [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -10.69% (quarter ended June 30, 2005).

AVERAGE ANNUAL TOTAL RETURNS                     ONE       SINCE        INCEPTION
As of December 31, 2005                          YEAR      INCEPTION    DATE
----------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity             -7.89%      -11.53%     05/01/02
----------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:                   6.18%        7.90%
----------------------------------------------------------------------------------
Long-Term Index(1)
   30-year U.S. Treasury Bond(2)                 9.30%        9.36%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-----------------------------------------------------------------
Investment Advisory Fees                                0.75%
Distribution (12b-1) Fees                               0.25%
Other Expenses*                                         0.73%
                                                        -----
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.73%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
ProFund VP Rising
  Rate Opportunity      $176      $545      $939      $2,041

16 < ProFund VP Rising Rates Opportunity

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

"PURCHASES, REDEMPTIONS AND EXCHANGES OF SHARES ARE EFFECTED AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER A PURCHASE ORDER, REDEMPTION OR EXCHANGE REQUEST IS RECEIVED IN GOOD ORDER."

                                            General ProFunds VP Information > 17

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value ("NAV") per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP (other than PROFUND VP RISING RATES OPPORTUNITY) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern
Time) every day the NYSE is open for business.

PROFUND VP RISING RATES OPPORTUNITY normally calculates its daily share price at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veterans' Day.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving. PROFUND VP RISING RATES OPPORTUNITY may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, PROFUND VP RISING RATES OPPORTUNITY will cease taking transaction requests including requests to exchange to or from other ProFunds VP.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

BOND MARKET ASSOCIATION'S PROPOSED EARLY CLOSE SCHEDULE: On the following days in 2006, the Bond Market Association has recommended that the bond markets close at 2:00 p.m. Eastern Time: Friday, January 13; Friday, February 17; Thursday, April 13; Friday, May 26; Monday, July 3; Friday, September 1; Friday, October 6; Wednesday, November 22; Friday, November 24; Friday, December 22 and Friday, December 29. The Bond Market Association may announce changes to this schedule or other early close dates from time to time. On such days, PROFUND VP RISING RATES OPPORTUNITY will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before the Bond Market Association's proposed early close). A Fund may cease taking transaction requests including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days at the cut-off time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example:
(i) market quotations do not accurately reflect fair value of an investment;
(ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund VP's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment vehicles for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment vehicles might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such

18 < General ProFunds VP Information

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocatedto the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges. ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus. In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

                                            General ProFunds VP Information > 19

---------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

---------------------------------------------------------------------------

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

TAXATION OF THE SHAREHOLDERS. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts ("VA Contracts"), variable life insurance policies ("VLI Policies") or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company "segregated asset accounts" will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxes withheld at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

20 < General ProFunds VP Information

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

"THE BOARD OF TRUSTEES IS RESPONSIBLE FOR THE GENERAL SUPERVISION OF THE TRUST,

 INCLUDING THE PROFUNDS VP. THE TRUST'S OFFICERS ARE RESPONSIBLE FOR THE

 DAY-TO-DAY OPERATIONS OF THE PROFUNDS VP."

                                                        ProFunds Management > 21

---------------------------------------------------------------------------

    PROFUNDS MANAGEMENT

---------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP. ProFund Advisors bears the costs of providing advisory services. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds VP is available in the Funds' annual report to shareholders dated December 31, 2005. During the year ended December 31, 2005, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------

Bull                                                    0.75%
Small-Cap                                               0.75%
Europe 30                                               0.75%
Rising Rates Opportunity                                0.75%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, Ph. D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by Agustin J. Fleites and George O. Foster.

AGUSTIN J. FLEITES, Chief Investment Officer and Head of Exchange Traded Funds for ProFund Advisors since August 2005. Mr. Fleites is principally responsible for development and oversight of Portfolio strategy for the Advisor. Mr Fleites served as Senior Principal of State Street Global Advisors ("SSgA"), President of SSgA Funds Management, Inc. and Managing Director of the Advisor Strategies unit from 2002-2005. He served as Chairman of the Board and President of SSgA's streetTRACKS family of exchange traded funds, Chief Executive Officer and a Director of the SSgA Funds, and a Director of the Select Sector SPDR Trust from 1999-2005. He holds a Bachelor's degree in Finance and Multinational Management from the Wharton School of the University of Pennsylvania and a Master of Business Administration degree in Finance from Babson College, he is also a Chartered Financial Analyst (CFA).

GEORGE O. FOSTER, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, and Portfolio Manager since October 1999. Mr. Foster is principally responsible for daily Portfolio management operations. Mr. Foster earned a B.S. in Mechanical Engineering from Clarkson University and a M.B.A. in Finance from The George Washington University. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

Profund VP: Bull, Small-Cap, Europe 30.

---------------------------------------------------------------------------
                              LENGTH OF           BUSINESS EXPERIENCE
    NAME AND TITLE         SERVICE TO TEAM        DURING LAST 5 YEARS
---------------------------------------------------------------------------
ELISA PETIT               Since 3/02/2000       ProFund Advisors - Team
Team Leader,                                    Leader since April 2002,
Portfolio Manager                               Portfolio Manager since
                                                March 2000.
---------------------------------------------------------------------------
HOWARD RUBIN              Since 4/10/2000       ProFund Advisors - Senior
CFA - Senior                                    Portfolio Manager since
Portfolio                                       November 2004, except for
Manager                                         the period from May 13,
                                                2005 to July 17, 2005
                                                during which time he was
                                                unemployed. Portfolio
                                                Manager April 2000 to
                                                November 2004.
---------------------------------------------------------------------------
ERIK BENKE                Since 1/18/2005       ProFund Advisors -
CFA - Associate                                 Associate Portfolio
Portfolio Manager                               Manager since January
                                                2005; AIM Investments
                                                Trader, October 2001 to
                                                January 2005; Goldman
                                                Sachs' Hill Group, LLC -
                                                Associate, August 1999 to
                                                July 2001.
---------------------------------------------------------------------------
ADAM CROLL                Since 7/11/2005       ProFund Advisors -
Associate Portfolio                             Associate Portfolio
Manager                                         Manager since 07/11/05;
                                                SOL Capital Management -
                                                Analyst/Trader May 2001 to
                                                July 2005.
---------------------------------------------------------------------------

22 < ProFunds Management

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

Profund VP Rising Rates Opportunity

---------------------------------------------------------------------------
                             LENGTH OF           BUSINESS EXPERIENCE
  NAME AND TITLE          SERVICE TO TEAM        DURING LAST 5 YEARS
---------------------------------------------------------------------------
HOWARD RUBIN              Since 4/10/2000       ProFund Advisors - Senior
CFA Senior                                      Portfolio Manager since
Portfolio Manager                               November 2004, except for
                                                the period from May 13,
                                                2005 to July 17, 2005
                                                during which time he was
                                                self-employed. Portfolio
                                                Manager April 2000 to
                                                November 2004.
---------------------------------------------------------------------------
CHRISTIAN SAARBACH        Since 6/17/2002       ProFund Advisors -
Portfolio Analyst                               Portfolio Analyst since
                                                November 2004, Junior
                                                Portfolio Analyst June 2002
                                                to November 2004; Intern,
                                                Salomon Smith Barney
                                                September 2001 to May
                                                2002; Intern, Legg Mason
                                                June 2001 to August 2001
                                                and the Johns Hopkins
                                                Bloomberg School of
                                                Public Health June 2000
                                                to August 2000 and June
                                                2001 to August 2001 -
                                                Intern.
---------------------------------------------------------------------------
RYAN DOFFLEMEYER         Since 11/19/2005       ProFund Advisors - Junior
Junior Portfolio                                Portfolio Analyst since
Manager                                         October 2003, Investment
                                                Company Institute -
                                                Research Assistant,
                                                September 2001 to
                                                October 2003. University
                                                of Virginia - Student,
                                                1997-2001.
---------------------------------------------------------------------------

The Statement of Additional Information provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2005, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------

Bull                                                  0.15%
Small-Cap                                             0.15%
Europe 30                                             0.15%
Rising Rates Opportunity                              0.15%

                                                        ProFunds Management > 23

                       This Page Intentionally Left Blank

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       Financial Highlights > 25

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP BULL

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                             FOR THE            FOR THE            FOR THE           FOR THE         MAY 1, 2001(a)
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED            THROUGH
                                   DECEMBER 31, 2005  DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2002  DECEMBER 31, 2001
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $27.59              $25.72             $20.48            $26.94             $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                 0.06                0.06             (0.05)            (0.04)             (0.11)
Net realized and unrealized
   gains (losses) on investments                0.69                2.19               5.29            (6.42)             (2.95)
                                            --------            --------           --------          --------           --------
Total income (loss)
   from investment activities                   0.75                2.25               5.24            (6.46)             (3.06)
                                            --------            --------           --------          --------           --------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income                         (0.07)                  --                 --                --                 --
Net realized gains on investments                 --              (0.38)                 --                --                 --
                                            --------            --------           --------          --------           --------
Total distributions                           (0.07)              (0.38)                 --                --                 --
                                            --------            --------           --------          --------           --------
NET ASSET VALUE, END OF PERIOD                $28.27              $27.59             $25.72            $20.48             $26.94
                                            ========            ========           ========          ========           ========
TOTAL RETURN                                   2.74%               8.83%             25.59%          (23.98)%           (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                              1.78%               1.78%              1.87%             1.91%              2.25%
Net expenses(d)                                1.78%               1.78%              1.87%             1.91%              2.25%
Net investment income (loss)(d)                0.21%               0.22%            (0.24)%           (0.18)%            (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $297,546            $391,257           $223,123           $92,750            $20,586
Portfolio turnover rate(e)                      273%                202%               392%              260%               325%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

26 < Financial Highlights

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP

===================================================================================================================================
                                                                                                              FOR THE PERIOD
                                       FOR THE             FOR THE             FOR THE            FOR THE        MAY 1, 2001(a)
                                    YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED            THROUGH
                             DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003  DECEMBER 31, 2002  DECEMBER 31, 2001
NET ASSET VALUE,
   BEGINNING OF PERIOD                  $35.93              $31.62              $22.15             $28.56             $30.00

INVESTMENT ACTIVITIES:
Net investment
   income (loss)(b)                         --(c)           (0.14)              (0.14)             (0.16)             (0.10)
Net realized and
   unrealized gains
   (losses) on investments                1.04                5.37                9.61             (6.25)             (1.34)
                                      --------            --------            --------           --------            -------
Total income (loss) from
   investment activities                  1.04                5.23                9.47             (6.41)             (1.44)
                                      --------            --------            --------           --------            -------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net realized gains
   on investments                       (4.02)              (0.92)                  --                 --                 --
                                      --------            --------            --------           --------            -------
NET ASSET VALUE,
   END OF PERIOD                        $32.95              $35.93              $31.62             $22.15             $28.56
                                      ========            ========            ========           ========            =======
TOTAL RETURN                             2.81%              16.74%              42.75%           (22.44)%            (4.80)%(d)

RATIOS TO AVERAGE
   NET ASSETS:
Gross expenses(e)                        1.60%               1.61%               1.73%              1.97%              2.65%
Net expenses(e)                          1.60%               1.61%               1.73%              1.97%              2.25%
Net investment
   income (loss)(e)                    (0.01)%             (0.44)%             (0.52)%            (0.62)%            (0.53)%

SUPPLEMENTAL DATA:
Net assets, end
   of period (000's)                  $117,108            $147,828            $127,335            $38,612            $19,965
Portfolio turnover rate(f)                 67%                161%                189%               527%             2,627%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 27

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP EUROPE 30

===========================================================================================================================
FOR THE YEAR ENDED DECEMBER 31,                  2005            2004            2003             2002              2001
NET ASSET VALUE,
   BEGINNING OF PERIOD                         $28.28          $24.96          $18.01           $24.26            $31.98

INVESTMENT ACTIVITIES:
Net investment income (loss)(a)                  0.13            0.03            0.05             0.07            (0.04)
Net realized and unrealized gains
   (losses) on investments                       2.14            3.53            6.92           (6.32)            (7.68)
                                             --------        --------        --------         --------          --------
Total income (loss) from
   investment activities                         2.27            3.56            6.97           (6.25)            (7.72)
                                             --------        --------        --------         --------          --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                          (0.04)          (0.03)          (0.02)               --                --
Net realized gains on investments              (2.55)          (0.21)             --                --                --
                                             --------        --------        --------         --------          --------
Total distributions                            (2.59)          (0.24)          (0.02)               --                --
                                             --------        --------        --------         --------          --------

NET ASSET VALUE, END OF PERIOD                 $27.96          $28.28          $24.96           $18.01            $24.26
                                             ========        ========        ========         ========          ========
TOTAL RETURN                                    8.09%          14.32%          38.73%         (25.76)%          (24.14)%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses                                  1.76%           1.78%           1.91%            2.03%             1.89%
Net expenses                                    1.76%           1.78%           1.91%            1.98%             1.89%
Net investment income (loss)                    0.45%           0.12%           0.25%            0.33%           (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $120,469        $140,608        $142,019          $33,119           $52,253
Portfolio turnover rate(b)                       230%            319%            376%           1,280%            1,002%
===========================================================================================================================

(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

28 < Financial Highlights

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY

================================================================================================================================
                                                                                                            FOR THE PERIOD
                                                 FOR THE               FOR THE               FOR THE           MAY 1, 2002(a)
                                              YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                       DECEMBER 31, 2005     DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE,
   BEGINNING OF PERIOD                            $20.78                $23.32                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                        0.27                (0.10)                (0.23)                (0.09)
Net realized and unrealized
   gains (losses) on investments                  (1.92)                (2.44)                (0.77)                (5.59)
                                                --------              --------               -------               -------
Total income (loss) from
   investment activities                          (1.65)                (2.54)                (1.00)                (5.68)
                                                --------              --------               -------              --------
NET ASSET VALUE, END OF PERIOD                     19.13                $20.78                $23.32                $24.32
                                                ========              ========               =======              ========
TOTAL RETURN                                     (7.89)%              (10.89)%               (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                  1.73%                 1.75%                 1.91%                 2.13%
Net expenses(d)                                    1.73%                 1.75%                 1.91%                 1.98%
Net investment income (loss)(d)                    1.36%               (0.45)%               (0.94)%               (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $139,379              $179,638               $74,272                $7,168
Portfolio turnover rate(e)                            --                    --                    --                    --(c)
================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 29

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

PROFUNDS(R)

   POST OFFICE MAILING ADDRESS FOR INVESTMENTS
       P.O. Box 182800
       Columbus, OH 43218-2800

   PHONE NUMBERS

       For Financial Professionals:     (888) PRO-5717     (888) 776-5717
       For All Others:                  (888) PRO-FNDS     (888) 776-3637
       Or:                              (614) 470-8122
       Fax Number:                      (800) 782-4797

   WEBSITE ADDRESS
       www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2006, which we have filed electronically with the Securities and Exchange Commission ("SEC") and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                            [LOGO OF BEAR & BULL(R)]
                                   PROFUNDS(R)

                          Not just funds, ProFunds(SM)

                                     Investment Company Act File No. 811-08239
                                                                       ING0506

                                                        [LOGO OF BEAR & BULL(R)]
                                                              PROFUNDS(R)

                                                    Not just funds, ProFunds(SM)

                                              CLASSIC PROFUNDS VP

                                              Bull
                                              Small-Cap
                                              OTC

                                              INVERSE PROFUND VP
                                              Short Small-Cap

                                              PROFUND VP MONEY MARKET

PROSPECTUS

May 1, 2006

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                       This Page Intentionally Left Blank

TABLE OF CONTENTS
   4    PROFUNDS VP OVERVIEW

   5    STRATEGIES AND RISKS

  11    CLASSIC PROFUNDS VP

  12       Bull
  13       Small-Cap
  14       OTC

  15    INVERSE PROFUND VP

  16       Short Small-Cap

  17    PROFUND VP MONEY MARKET

  21    GENERAL PROFUNDS VP INFORMATION

  25    PROFUNDS MANAGEMENT

  29    FINANCIAL HIGHLIGHTS

[LOGO OF BEAR & BULL(R)]

PROFUNDS(R)

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

------------------------------------------------------------------------------------------------------------------
PROFUND VP       INDEX                         DAILY BENCHMARK      TYPES OF COMPANIES IN INDEX
------------------------------------------------------------------------------------------------------------------
Bull             S&P 500 Index(R)              Match (100%)         Diverse, widely traded, large capitalization
------------------------------------------------------------------------------------------------------------------
Small-Cap        Russell 2000(R) Index         Match (100%)         Diverse, small capitalization
------------------------------------------------------------------------------------------------------------------
OTC              NASDAQ-100 Index(R)           Match (100%)         Large capitalization, non-financial companies
                                                                    listed on The NASDAQ Stock Market

INVERSE PROFUND VP

Inverse ProFund VP seeks to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily price performance of an index.

------------------------------------------------------------------------------------------------------------------
PROFUND VP               INDEX                         DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
------------------------------------------------------------------------------------------------------------------
Short Small-Cap          Russell 2000 Index            100% of the Inverse    Diverse, small capitalization

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

(1)A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All non-money market ProFunds VP utilize the performance of an index or the multiple or inverse performance thereof as their benchmark. For example, ProFund VP Bull has a daily benchmark of matching the daily price performance of the S&P 500 Index(R).

4 < ProFunds VP Overview

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

"IN SEEKING TO ACHIEVE EACH NON-MONEY MARKET PROFUND VP'S INVESTMENT OBJECTIVE, PROFUND ADVISORS TAKES POSITIONS IN SECURITIES AND OTHER FINANCIAL INSTRUMENTS THAT PROFUND ADVISORS BELIEVES, IN COMBINATION, SHOULD SIMULATE THE DAILY MOVEMENT OF ITS BENCHMARK."

                                            ProFunds VP Strategies and Risks > 5

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except PROFUND VP MONEY MARKET, which is described later in this Prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance or the inverse of the daily price performance of an index.

In seeking to achieve each non-money market ProFund VP's investment objective, ProFund Advisors LLC ("ProFund Advisors" or the "Advisor"):

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the ProFund VP should hold to simulate the performance of the ProFund VP's benchmark;

 > takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of the ProFund VP's benchmark;

 > may not have investment exposure to all securities or components in the index underlying the ProFund VP's benchmark, or the ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of securities and financial instruments in pursuing the ProFund VP's investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the ProFund VP's benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 > may invest in securities or instruments, including money market instruments and other income producing instruments that are not included in the index underlying the ProFund VP's benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark. Each ProFund VP does not seek to provide correlation with its benchmark over a period of time greater than one day. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, PROFUND VP SMALL-CAP, PROFUND VP OTC, AND PROFUND VP SHORT SMALL-CAP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. Active trading in ProFund VP shares could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. The ProFunds' investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in these instruments. Such instruments, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund VP's benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired. These and other risks associated with such techniques are described elsewhere in this section, such as under liquidity risk, interest rate risk, credit risk and counterparty risk.

CORRELATION RISK (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs

6 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

associated with the use of leveraged investment techniques, income items and accounting standards. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a ProFund VP may invest in securities or financial instruments not included in the index underlying its benchmark. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. PROFUND VP SHORT SMALL-CAP seeks to rebalance its portfolio daily to keep leverage consistent with the Fund's daily investment objective. Therefore, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the index underlying the inverse of its benchmark.

COUNTERPARTY RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors VP to be of comparable quality.

CREDIT RISK (All ProFunds VP). Credit risk is the risk that an issuer or guarantor of a security or a counterparty to a financial instrument may default on its payment obligations or experience a decline in credit quality. Changes in a debt issuer's credit rating may affect a debt instrument's value and, thus, impact Fund performance. The ProFunds VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties to transactions in financial instruments. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (ProFund VP Money Market). PROFUND VP MONEY MARKET invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest risk, credit rates and other factors. Typically, the value of outstanding debt instruments fall when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

EARLY CLOSE/TRADING HALT RISK (All ProFunds VP except ProFund VP Money Market). An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

EQUITY RISK (All Classic and Inverse ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUND VP responds differently to these risks than funds that are positively correlated to the equity markets.

INTEREST RATE RISK (ProFund VP Money Market). Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

INVERSE CORRELATION RISK (Inverse ProFund VP). ProFunds VP benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security. In addition, a ProFund VP may not be able to pay redemption proceeds within the time periods described in this Prospectus as a result of unusual market conditions, an unusually high volume of redemption requests or other reasons.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. ProFunds VP, other than the INVERSE PROFUND VP and PROFUND VP MONEY MARKET, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). INVERSE PROFUND VP should lose value on days when the index underlying its benchmark increases (adverse market conditions for this ProFund VP). The ProFunds seek to remain fully invested regardless of market conditions.

NON-DIVERSIFICATION RISK (All ProFunds VP except ProFund VP Money Market). The non-money market ProFunds VP have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

PORTFOLIO TURNOVER RISK (All ProFunds VP except ProFund VP Money Market). Each Fund's strategy may involve high portfolio turnover to rebalance the Fund's investment exposure.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the

                                            ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFund VP). Selling short is a technique that may be employed by a ProFund VP to achieve investment exposure consistent with its investment objective. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute for securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid, than the stocks of larger companies. Liquidating positions in small-cap companies could become difficult in turbulent market conditions. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP OTC). Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts and definitions that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs),
   Global Depositary Receipts (GDRs), and New York Shares (NYSs).

   o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

   o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

   o A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instrument are very similar. NYSs are used primarily by Dutch companies.

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. The ProFunds VP (excluding PROFUND VP MONEY MARKET) may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES OR FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

8 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the components in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

 > SELLING SHORT entails selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2006, the S&P 500 Index included companies with capitalizations between $815.2 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $24.2 billion.

The RUSSELL 2000 INDEX is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of March 31, 2006, the Russell 2000 Index included companies with capitalizations between $19.6 million and $5.7 billion. The average capitalization of the companies comprising the Index was approximately $843.9 million.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of March 31, 2006, the NASDAQ-100 Index included companies with capitalizations between $3.7 billion and $281.2 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "NASDAQ-100(R) Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ"). "Russell 2000(R)" and "Russell 3000(R)" are trademarks of the Frank Russell Company. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

                                            ProFunds VP Strategies and Risks > 9

                       This Page Intentionally Left Blank

CLASSIC PROFUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

--------------------------------------------------------------------------------

   CLASSIC PROFUNDS VP

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                              DAILY
PROFUND VP                            INDEX                                 BENCHMARK
----------------------------------------------------------------------------------------
Bull                                  S&P 500 Index                         Match (100%)
Small-Cap                             Russell 2000 Index                    Match (100%)
OTC                                   NASDAQ-100 Index                      Match (100%)
----------------------------------------------------------------------------------------

                                                        Classic ProFunds VP > 11

--------------------------------------------------------------------------------

   PROFUND VP BULL

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

       ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                       -23.98%
2003                        25.59%
2004                         8.83%
2005                         2.74%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE            SINCE            INCEPTION
As of December 31, 2005                YEAR           INCEPTION         DATE
--------------------------------------------------------------------------------
ProFund VP Bull                        2.74%          -0.90%           05/01/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                       4.91%           1.40%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses*                                                    0.78%
                                                                 -------
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.78%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bull      $181            $560             $964             $2,095

12 < ProFund VP Bull

--------------------------------------------------------------------------------

   PROFUND VP SMALL-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NONDIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

      ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                       -22.44%
2003                        42.75%
2004                        16.74%
2005                         2.81%

                      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE            SINCE            INCEPTION
As of December 31, 2005                YEAR           INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Small-Cap                   2.81%          5.16%            05/01/01
--------------------------------------------------------------------------------
Russell 2000 Index(1)                  4.63%          8.47%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses*                                                    0.60%
                                                                 -------
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.60%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------------------------------
ProFund VP Small-Cap   $163            $505             $871             $1,900

                                                       ProFund VP Small-Cap > 13

--------------------------------------------------------------------------------

   PROFUND VP OTC

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NASDAQ-100 INDEX. Under normal circumstances, this ProFund VP commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-thecounter market and/or FINANCIAL INSTRUMENTS that, in combination, have similar economic characteristics. PROFUND VP OTC may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and TECHNOLOGY INVESTMENT RISK.

For more information on ProFund VP OTC's investment strategies and risks, including a description of the terms in bold, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OTC by showing the variability of PROFUND VP OTC returns from year to year and by comparing average annual total returns of PROFUND VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

      ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR]

2002                       -38.62%
2003                        46.75%
2004                         8.53%
2005                         0.18%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE            SINCE            INCEPTION
As of December 31, 2005                YEAR           INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP OTC                         0.18%          -10.68%          01/22/01
--------------------------------------------------------------------------------
NASDAQ-100 Index(1)                    1.90%           -8.95%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses*                                                    0.84%
                                                                 -------
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.84%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------------------------------
ProFund VP OTC         $187            $579             $995             $2,159

14 < ProFund VP OTC

INVERSE PROFUND VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

> are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

--------------------------------------------------------------------------------

   INVERSE PROFUND VP

--------------------------------------------------------------------------------

                                                                      DAILY
PROFUND VP                      INDEX                               BENCHMARK
----------------------------------------------------------------------------------
Short Small-Cap                 Russell 2000 Index             100% of the Inverse

                                                            Inverse ProFund > 15

--------------------------------------------------------------------------------

   PROFUND VP SHORT SMALL-CAP

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund VP commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by showing the variability of PROFUND VP SHORT SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

       ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[BAR CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2003                       -34.52%
2004                       -09.03%
2005                        -2.92%

                    [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 7.75% (quarter ended September 30, 2004) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS           ONE            SINCE            INCEPTION
As of December 31, 2005                YEAR           INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Short Small-Cap             -2.92%         -16.27%          09/03/02
--------------------------------------------------------------------------------
Russell 2000 Index(1)                   4.63%          20.39%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses*                                                    0.90%
                                                                 --------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            1.90%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------------------------------
ProFund VP
  Short Small-Cap      $193            $597             $1,026           $2,222

16 > ProFund VP Short Small-Cap

PROFUND VP MONEY MARKET MAY BE APPROPRIATE FOR INVESTORS WHO:

> seek current income consistent with liquidity and preservation of capital.
  ProFund VP Money Market

--------------------------------------------------------------------------------

   PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------

                                                    ProFund VP Money Market > 17

--------------------------------------------------------------------------------

   PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

 > have received the highest short-term rating from two nationally recognized statistical rating organizations;

 > have received the highest short-term rating from one rating organization (if only one organization rates the security);

 > if unrated, are determined to be of similar quality by ProFund Advisors; or

 > have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP
MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK, and REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

 > Credit Risk: A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk the PROFUND VP MONEY MARKET only buys high quality securities with minimal credit risk. Also the PROFUND VP MONEY MARKET primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

 > Security Selection Risk: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities, in which the Fund invests will not perform as expected. This could cause PROFUND VP MONEY MARKET'S returns to lag behind those of similar money market funds.

 > Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

 > Financial Services Industry Concentration Risk: Because PROFUND VP
   MONEY MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S invest- ment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks"beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

      ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR]

2002             0.21%
2003             0.12%
2004             0.08%
2005             1.80%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.66% (quarter ended December 31,
2005) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS      ONE          SINCE           INCEPTION
As of December 31, 2005           YEAR         INCEPTION       DATE
------------------------------------------------------------------------
ProFund VP Money Market           1.80%        0.55%           10/29/01

The 7-day yield (the income for the previous 7 days projected over full year) for PROFUND VP MONEY MARKET as of December 31, 2005 was 2.71%.

18 < ProFund VP Money Market

--------------------------------------------------------------------------------

   PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------
Investment Advisory Fees                                    0.75%
Distribution (12b-1) Fees                                   0.25%
Other Expenses*                                             0.34%
                                                            -----
TOTAL ANNUAL FUND OPERATING EXPENSES                        1.34%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR       3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------
ProFund VP Money Market    $136         $425       $734       $1,613

                                                    ProFund VP Money Market > 19

                       This Page Intentionally Left Blank

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

"PURCHASES, REDEMPTIONS AND EXCHANGES OF SHARES ARE EFFECTED AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER A PURCHASE ORDER, REDEMPTION OR EXCHANGE REQUEST IS RECEIVED IN GOOD ORDER."

                                            General ProFunds VP Information > 21

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value ("NAV") per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

BOND MARKET ASSOCIATION'S PROPOSED EARLY CLOSE SCHEDULE: On the following days in 2006, the Bond Market Association has recommended that the bond markets close at 2:00 p.m. Eastern Time: Friday, January 13; Friday, February 17; Thursday, April 13; Friday, May 26; Monday, July 3; Friday, September 1; Friday, October 6; Wednesday, November 22; Friday, November 24; Friday, December 22 and Friday, December 29. The Bond Market Association may announce changes to this schedule or other early close dates from time to time. A Fund may cease taking transaction requests including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days at the cut-off time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example:
(i) market quotations do not accurately reflect fair value of an investment;
(ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii)a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund VP's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows:

-----------------------------------------------------------------------------
                                                                  CAPITAL
                                           DIVIDENDS               GAINS
                                      ---------------------------------------
PROFUND NAME                          ACCRUED       PAID            PAID
-----------------------------------------------------------------------------
VP Money Market                       Daily       Monthly         Annually*
-----------------------------------------------------------------------------
All other ProFunds VP                 Annually    Annually        Annually
-----------------------------------------------------------------------------

*PROFUND VP MONEY MARKET reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment vehicles for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment vehicles might at some time be in conflict due to differences in tax treatment or other considerations. The

22 < General ProFunds VP Information

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges. ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus. In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limi-tation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively

                                            General ProFunds VP Information > 23

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

TAXATION OF THE SHAREHOLDERS. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts ("VA Contracts"), variable life insurance policies ("VLI Policies") or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company "segregated asset accounts" will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxes withheld at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

24 < General ProFunds VP Information

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

"THE BOARD OF TRUSTEES IS RESPONSIBLE FOR THE GENERAL SUPERVISION OF THE TRUST, INCLUDING THE PROFUNDS VP. THE TRUST'S OFFICERS ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PROFUNDS VP."

                                                        ProFunds Management > 25

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP. ProFund Advisors bears the costs of providing advisory services. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds VP is available in the Funds' annual report to shareholders dated December 31, 2005. During the year ended December 31, 2005, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------
 Bull                                                       0.75%
 Small-Cap                                                  0.75%
 OTC                                                        0.75%
 Short Small-Cap                                            0.75%
 Money Market                                               0.75%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, PH. D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by Agustin J. Fleites and George O. Foster.

AGUSTIN J. FLEITES, Chief Investment Officer and Head of Exchange Traded Funds for ProFund Advisors since August 2005. Mr. Fleites is principally responsible for development and oversight of Portfolio strategy for the Advisor. Mr Fleites served as Senior Principal of State Street Global Advisors ("SSgA"), President of SSgA Funds Management, Inc. and Managing Director of the Advisor Strategies unit from 2002-2005. He served as Chairman of the Board and President of SSgA's streetTRACKS family of exchange traded funds, Chief Executive Officer and a Director of the SSgA Funds, and a Director of the Select Sector SPDR Trust from 1999-2005. He holds a Bachelor's degree in Finance and Multinational Management from the Wharton School of the University of Pennsylvania and a Master of Business Administration degree in Finance from Babson College, he is also a Chartered Financial Analyst (CFA).

GEORGE O. FOSTER, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, and Portfolio Manager since October 1999. Mr. Foster is principally responsible for daily Portfolio management operations. Mr. Foster earned a B.S. in Mechanical Engineering from Clarkson University and a M.B.A. in Finance from The George Washington University. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: Bull, Small-Cap, OTC and Short Small-Cap.

---------------------------------------------------------------------------
                             LENGTH OF            BUSINESS EXPERIENCE
     NAME AND TITLE       SERVICE TO TEAM         DURING LAST 5 YEARS
---------------------------------------------------------------------------
ELISA PETIT               Since 3/02/2000       ProFund Advisors - Team
Team Leader,                                    Leader since April 2002,
Portfolio Manager                               Portfolio Manager since
                                                March 2000.
---------------------------------------------------------------------------
HOWARD RUBIN              Since 4/10/2000       ProFund Advisors - Senior
CFA - Senior                                    Portfolio Manager since
Portfolio Manager                               November 2004, except for
                                                the period from May 13,
                                                2005 to July 17, 2005
                                                during which time he was
                                                unemployed. Portfolio
                                                Manager April 2000 to
                                                November 2004.
---------------------------------------------------------------------------
ERIK BENKE                Since 1/18/2005       ProFund Advisors -
CFA - Associate                                 Associate Portfolio
Portfolio Manager                               Manager since January
                                                2005; AIM Investments
                                                Trader, October 2001 to
                                                January 2005; Goldman
                                                Sachs' Hill Group, LLC -
                                                Associate, August 1999 to
                                                July 2001.
---------------------------------------------------------------------------
ADAM CROLL                Since 7/11/2005       ProFund Advisors -
Associate Portfolio                             Associate Portfolio
Manager                                         Manager since 07/11/05;
                                                SOL Capital Management -
                                                Analyst/Trader May 2001 to
                                                July 2005.
---------------------------------------------------------------------------

26 < ProFunds Management

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

ProFund VP: Money Market

---------------------------------------------------------------------------
                               LENGTH OF          BUSINESS EXPERIENCE
     NAME AND TITLE         SERVICE TO TEAM       DURING LAST 5 YEARS
---------------------------------------------------------------------------
HOWARD RUBIN              Since 4/10/2000       ProFund Advisors - Senior
CFA Senior                                      Portfolio Manager since
Portfolio Manager                               November 2004, except for
                                                the period from May 13,
                                                2005 to July 17, 2005
                                                during which time he was
                                                self-employed. Portfolio
                                                Manager April 2000 to
                                                November 2004.
---------------------------------------------------------------------------
CHRISTIAN SAARBACH        Since 6/17/2002       ProFund Advisors -
Portfolio Analyst                               Portfolio Analyst since
                                                November 2004, Junior
                                                Portfolio Analyst June 2002
                                                to November 2004; Intern,
                                                Salomon Smith Barney
                                                September 2001 to May
                                                2002; Intern, Legg Mason
                                                June 2001 to August 2001
                                                and the Johns Hopkins
                                                Bloomberg School of
                                                Public Health June 2000
                                                to August 2000 and June
                                                2001 to August 2001 -
                                                Intern.
---------------------------------------------------------------------------
RYAN DOFFLEMEYER          Since 11/19/2005      ProFund Advisors - Junior
Junior Portfolio                                Portfolio Analyst since
Manager                                         October 2003, Investment
                                                Company Institute -
                                                Research Assistant,
                                                September 2001 to
                                                October 2003. University
                                                of Virginia - Student,
                                                1997-2001.
---------------------------------------------------------------------------

The Statement of Additional Information provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2005, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------
Bull                                                  0.15%
Small-Cap                                             0.15%
OTC                                                   0.15%
Short Small-Cap                                       0.15%
Money Market                                          0.15%

                                                        ProFunds Management > 27

                       This Page Intentionally Left Blank

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       Financial Highlights > 29

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP BULL

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                             FOR THE            FOR THE            FOR THE           FOR THE         MAY 1, 2001(a)
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED            THROUGH
                                   DECEMBER 31, 2005  DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2002  DECEMBER 31, 2001
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $27.59             $25.72             $20.48             $26.94             $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                 0.06               0.06             (0.05)             (0.04)             (0.11)
Net realized and unrealized
   gains (losses) on investments                0.69               2.19               5.29             (6.42)             (2.95)
                                            --------           --------           --------           --------           --------
Total income (loss)
   from investment activities                   0.75               2.25               5.24             (6.46)             (3.06)
                                            --------           --------           --------           --------           --------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income                         (0.07)                 --                 --                 --                 --
Net realized gains on investments                 --             (0.38)                 --                 --                 --
                                            --------           --------           --------           --------           --------
Total distributions                           (0.07)             (0.38)                 --                 --                 --
                                            --------           --------           --------           --------           --------
NET ASSET VALUE, END OF PERIOD                $28.27             $27.59             $25.72             $20.48             $26.94
                                            ========           ========           ========           ========           ========
TOTAL RETURN                                   2.74%              8.83%             25.59%           (23.98)%           (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                              1.78%              1.78%              1.87%              1.91%              2.25%
Net expenses(d)                                1.78%              1.78%              1.87%              1.91%              2.25%
Net investment income (loss)(d)                0.21%              0.22%            (0.24)%            (0.18)%            (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $297,546           $391,257           $223,123            $92,750            $20,586
Portfolio turnover rate(e)                      273%               202%               392%               260%               325%(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

30 < Financial Highlights

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP

===================================================================================================================================
                                                                                                              FOR THE PERIOD
                                       FOR THE             FOR THE             FOR THE            FOR THE        MAY 1, 2001(a)
                                    YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED            THROUGH
                             DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003  DECEMBER 31, 2002  DECEMBER 31, 2001
NET ASSET VALUE,
   BEGINNING OF PERIOD                  $35.93              $31.62              $22.15             $28.56             $30.00

INVESTMENT ACTIVITIES:
Net investment
   income (loss)(b)                         --(c)           (0.14)              (0.14)             (0.16)             (0.10)
Net realized and
   unrealized gains
   (losses) on investments                1.04                5.37                9.61             (6.25)             (1.34)
                                      --------            --------            --------           --------            -------
Total income (loss) from
   investment activities                  1.04                5.23                9.47             (6.41)             (1.44)
                                      --------            --------            --------           --------            -------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net realized gains
   on investments                       (4.02)              (0.92)                  --                 --                 --
                                      --------            --------            --------           --------            -------
NET ASSET VALUE,
   END OF PERIOD                        $32.95              $35.93              $31.62             $22.15             $28.56
                                      ========            ========            ========           ========            =======
TOTAL RETURN                             2.81%              16.74%              42.75%           (22.44)%            (4.80)%(d)

RATIOS TO AVERAGE
   NET ASSETS:
Gross expenses(e)                        1.60%               1.61%               1.73%              1.97%              2.65%
Net expenses(e)                          1.60%               1.61%               1.73%              1.97%              2.25%
Net investment
   income (loss)(e)                    (0.01)%             (0.44)%             (0.52)%            (0.62)%            (0.53)%

SUPPLEMENTAL DATA:
Net assets, end
   of period (000's)                  $117,108            $147,828            $127,335            $38,612            $19,965
Portfolio turnover rate(f)                 67%                161%                189%               527%             2,627%(d)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 31

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP OTC

==================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                        FOR THE             FOR THE             FOR THE             FOR THE    JANUARY 22, 2001(a)
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED             THROUGH
                              DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                              $16.45              $15.79              $10.76              $17.53              $30.00

INVESTMENT ACTIVITIES:
Net investment income
  (loss)(b)                              (0.18)              (0.12)              (0.22)              (0.23)              (0.27)
Net realized and unrealized
  gains (losses)
  on investments                           0.18(c)             1.42                5.25              (6.54)             (12.20)
                                        -------            --------            --------            --------            --------
Total income (loss) from
  investment activities                      --                1.30                5.03              (6.77)             (12.47)
                                        -------            --------            --------            --------            --------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net realized gains on
  investments                            (1.44)              (0.64)                  --                  --                  --
                                        -------            --------            --------            --------            --------
NET ASSET VALUE,
  END OF PERIOD                          $15.01              $16.45              $15.79              $10.76              $17.53
                                        =======            ========            ========            ========            ========

TOTAL RETURN                              0.18%               8.53%              46.75%            (38.62)%            (41.57)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                         1.84%               1.87%               1.95%               2.03%               1.91%
Net expenses(e)                           1.84%               1.87%               1.95%               1.98%               1.91%
Net investment income
  (loss)(e)                             (1.21)%             (0.75)%             (1.68)%             (1.75)%             (1.61)%

SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                        $90,330            $157,144            $154,003             $76,250             $70,774
Portfolio turnover rate(f)                 387%                540%                510%                534%                918%(d)
==================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

32 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                                          FOR THE             FOR THE             FOR THE      SEPTEMBER 3, 2002(a)
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED                THROUGH
                                                DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003      DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $17.12              $18.82              $28.74                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b)                              0.23              (0.11)              (0.20)                 (0.02)
Net realized and unrealized gains (losses)
  on investments                                           (0.73)              (1.59)              (9.72)                 (1.24)
                                                          -------             -------            --------                -------
Total income (loss) from investment
  activities                                               (0.50)              (1.70)              (9.92)                 (1.26)
                                                          -------             -------            --------                -------
NET ASSET VALUE, END OF PERIOD                             $16.62              $17.12              $18.82                 $28.74
                                                          =======             =======            ========                =======
TOTAL RETURN                                              (2.92)%             (9.03)%            (34.52)%                (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                           1.90%               2.28%               2.71%                  1.73%
Net expenses(d)                                             1.90%               1.98%               1.98%                  1.73%
Net investment income (loss)(d)                             1.36%             (0.62)%             (0.80)%                (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $9,193              $6,934                $125                 $2,173
Portfolio turnover rate(e)                                     --                  --                  --                     --(c)
===================================================================================================================================

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 33

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP MONEY MARKET

===================================================================================================================================
                                                                                                                 FOR THE PERIOD
                                            FOR THE            FOR THE            FOR THE            FOR THE   OCTOBER 29, 2001(a)
                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED            THROUGH
                                  DECEMBER 31, 2005  DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2002  DECEMBER 31, 2001

NET ASSET VALUE, BEGINNING
  OF PERIOD                                  $1.000             $1.000             $1.000             $1.000             $1.000

INVESTMENT ACTIVITIES:
Net investment income (loss)                  0.018              0.001              0.001              0.002              0.001
                                            -------            -------            -------            -------            -------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                       (0.018)            (0.001)            (0.001)            (0.002)            (0.001)
                                            -------            -------            -------            -------            -------
NET ASSET VALUE, END OF PERIOD               $1.000             $1.000             $1.000             $1.000             $1.000
                                            =======            =======            =======            =======            =======
TOTAL RETURN                                  1.80%              0.08%              0.12%              0.21%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)                             1.34%              1.35%              1.43%              1.51%              1.60%
Net expenses(c)                               1.34%              1.15%              0.93%              1.32%              1.60%
Net investment income (loss)(c)               1.91%              0.05%              0.12%              0.22%              0.27%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $56,286            $30,701            $45,786            $69,179            $60,980
===================================================================================================================================

(a) Commencement of operations
(b) Not annualized for periods less than a year.
(c) Annualized for periods less than a year.

34 < Financial Highlights

                       This Page Intentionally Left Blank

PROFUNDS(R)

   POST OFFICE MAILING ADDRESS FOR INVESTMENTS
         P.O. Box 182800
         Columbus, OH 43218-2800

   PHONE NUMBERS

For Financial Professionals:     (888) PRO-5717     (888) 776-5717
For All Others:                  (888) PRO-FNDS     (888) 776-3637
Or:                              (614) 470-8122
Fax Number:                      (800) 782-4797

   WEBSITE ADDRESS
         www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2006, which we have filed electronically with the Securities and Exchange Commission ("SEC") and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at WWW.PROFUNDS.COM You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C.20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                            [LOGO OF BEAR & BULL(R)]
                                   PROFUNDS(R)

                          Not just funds, ProFunds(SM)

                                       Investment Company Act File No. 811-08239
                                                                       PROVP WRL

                                   [LOGO OF PROFUNDS(R)]
                                       PROFUNDS(R)

                               Not just funds, ProFunds(SM)

                            ULTRA PROFUNDS VP
                            UltraBull

                            INVERSE PROFUNDS VP
                            Bear

                            BOND BENCHMARKED
                            PROFUNDS VP
                            Rising Rates Opportunity

--------------------------------------------------------------------------
PROSPECTUS

May 1, 2006

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------

                       This Page Intentionally Left Blank

TABLE OF CONTENTS
 4                              PROFUNDS VP OVERVIEW
 5                              STRATEGIES AND RISKS
11                              ULTRA PROFUNDS VP
12                                 UltraBull
13                              INVERSE PROFUNDS VP
14                                 Bear
15                              BOND BENCHMARKED PROFUNDS VP
16                                 Rising Rates Opportunity
17                              GENERAL PROFUNDS VP INFORMATION
21                              PROFUNDS MANAGEMENT
25                              FINANCIAL HIGHLIGHTS

[LOGO OF PROFUNDS(R)]
     PROFUNDS(R)

PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to double (200%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------
PROFUND VP     INDEX             DAILY BENCHMARK     TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------
UltraBull      S&P 500 Index     Double (200%)       Diverse, widely traded, large capitalization

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily price performance of an index.

-----------------------------------------------------------------------------------------------------
PROFUND VP     INDEX             DAILY BENCHMARK         TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------
Bear           S&P 500 Index     100% of the Inverse     Diverse, widely traded, large capitalization

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) of the inverse (opposite) of the daily price performance of the most recently issued 30-year U.S. Treasury Bond or their benchmark indexes.

---------------------------------------------------------------------------------------------------------
                                                                                 DISCRIPTION OF SECURITY
PROFUND VP                 SECURITY                       DAILY BENCHMARK        OR INDEX
---------------------------------------------------------------------------------------------------------
Rising Rates Opportunity   Most recently issued 30-year   125% of the Inverse    U.S. Treasury securities
                           U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

(1)A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All ProFunds VP utilize the performance of an index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily price performance of the S&P 500 Index(R).

4 < ProFunds VP Overview

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

"IN SEEKING TO ACHIEVE EACH NON-MONEY MARKET PROFUND VP'S INVESTMENT OBJECTIVE, PROFUND ADVISORS TAKES POSITIONS IN SECURITIES AND OTHER FINANCIAL INSTRUMENTS THAT PROFUND ADVISORS BELIEVES, IN COMBINATION, SHOULD SIMULATE THE DAILY MOVEMENT OF ITS BENCHMARK."

                                          ProFunds VP Strategies and Risks > 5

---------------------------------------------------------------------------

    PROFUNDS VP STRATEGIES AND RISKS

---------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors LLC ("ProFund Advisors" or the "Advisor"):

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the ProFund VP should hold to simulate the performance of the ProFund VP's benchmark;

 > takes positions in securities and other financial instruments that ProFund
   Advisors believes, in combination, should simulate the daily movement of the ProFund VP's benchmark;

 > may not have investment exposure to all securities or components in the index underlying the ProFund VP's benchmark, or the ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of securities and financial instruments in pursuing the ProFund VP's investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the ProFund VP's benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 > may invest in securities or instruments, including money market instruments and other income producing instruments that are not included in the index underlying the ProFund VP's benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark. Each ProFund VP does not seek to provide correlation with its benchmark over a period of time greater than one day. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. Active trading in ProFund VP shares could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. The ProFunds' investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in these instruments. Such instruments, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund VP's benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired. These and other risks associated with such techniques are described elsewhere in this section, such as under liquidity risk, interest rate risk, credit risk and counterparty risk.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a ProFund VP may invest in securities or financial instruments not included in the index underlying its benchmark. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on

6 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

that day. Each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP seeks to rebalance its portfolio daily to keep leverage consistent with each Fund's daily investment objective. Therefore, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of the index underlying their benchmarks or the inverse thereof, as appropriate.

COUNTERPARTY RISK (All ProFunds VP). The ProFunds VP will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors VP to be of comparable quality.

CREDIT RISK (All ProFunds VP). Credit risk is the risk that an issuer or guarantor of a security or a counterparty to a financial instrument may default on its payment obligations or experience a decline in credit quality. Changes in a debt issuer's credit rating may affect a debt instrument's value and, thus, impact Fund performance. The ProFunds VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties to transactions in financial instruments. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (Bond Benchmarked ProFunds VP). Each ProFund VP may invest in debt instruments, PROFUND VP RISING RATES OPPORTUNITY invests in, or seeks exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest risk, credit rates and other factors. Typically, the value of outstanding debt instruments fall when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices.

EARLY CLOSE/TRADING HALT RISk (All ProFunds VP). An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

EQUITY RISK (Ultra and Inverse ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund VP to decrease. THE INVERSE PROFUNDS VP respond differently to these risks than funds that are positively correlated to the equity markets.

INTEREST RATE RISK (Bond Benchmarked ProFunds VP). Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP and ProFunds VP Rising Rates Opportunity). ProFunds VP benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. While only certain ProFunds VP employ leverage, all of the ProFunds VP may use leveraged investment techniques for investment purposes. The ProFunds VP that employ leverage will normally lose more money in adverse market environments than funds that do not employ leverage. A falling market is considered an adverse market environment for the ULTRA PROFUNDS VP. A rising market is considered an adverse market environment for the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY PROFUND VP. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose objective is            Fund B: A fund whose objective is
to seek daily investment results,            to seek daily investment results,
before fees and expenses, that               before fees and expenses, that
correspond to the daily performance          correspond to twice(200%) the daily
of an index.                                 performance of an index.

On Day 1, each Fund's benchmark index increases in value 1% which causes a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which causes a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

LIQUIDITY RISK (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security. In addition, a ProFund VP may not be able to pay redemption proceeds within the time periods described in this Prospectus as a result of unusual market conditions, an unusually high volume of redemption requests or other reasons.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including adverse

                                          ProFunds VP Strategies and Risks > 7

---------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

---------------------------------------------------------------------------

issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. ProFunds VP, other than the INVERSE PROFUNDS VP AND PROFUND VP RISING RATES OPPORTUNITY, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFund VP). The ProFunds seek to remain fully invested regardless of market conditions.

NON-DIVERSIFICATION RISK (All ProFunds VP). The non-money market ProFunds VP have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

PORTFOLIO TURNOVER RISK (All ProFunds VP). Each Fund's strategy may involve high portfolio turnover to rebalance the Fund's investment exposure.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to achieve investment exposure consistent with its investment objective. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

VOLATILITY RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP most subject to volatility risk seek to provide a daily investment result that corresponds to a multiple or the inverse multiple of the performance of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts and definitions that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs),
   Global Depositary Receipts (GDRs), and New York Shares (NYSs).

    o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii)issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

    o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

    o A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instrument are very similar. NYSs are used primarily by Dutch companies.

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and

8 < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------

   PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

   settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES OR FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the components in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

 > SELLING SHORT entails selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

THE S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2006, the S&P 500 Index included companies with capitalizations between $815.2 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $24.2 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500"
are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

                                            ProFunds VP Strategies and Risks > 9

                       This Page Intentionally Left Blank

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> believe that the value of a particular index will increase, and that by investing with the objective of doubling or increasing by one and one-half times the index's daily return they will achieve superior results.

> are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

--------------------------------------------------------------------------------

   ULTRA PROFUNDS VP

--------------------------------------------------------------------------------

PROFUND VP                 INDEX                          DAILY BENCHMARK
-------------------------------------------------------------------------------
UltraBull                  S&P 500 Index                  Double(200%)

                                                        Ultra ProFunds VP > 11

--------------------------------------------------------------------------------

   PROFUND VP ULTRA BULL

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 INDEX.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

   ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR
2002                                     -36.11%
2003                                      52.93%
2004                                      17.18%
2005                                       2.61%

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE           INCEPTION
As of December 31, 2005                  YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP UltraBull                     2.61%      -2.35%          01/22/01
--------------------------------------------------------------------------------
 S&P 500 Index(1)                        4.91%      -0.19%

 (1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.88%
                                         ------
Total Annual Fund Operating Expenses     1.88%

 *"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------
ProFund VP UltraBull      $191        $591         $1,016       $2,201

12 < ProFund VP Ultra Bull

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

> are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

--------------------------------------------------------------------------------

   INVERSE PROFUNDS VP

--------------------------------------------------------------------------------

PROFUND VP                 INDEX                          DAILY BENCHMARK
--------------------------------------------------------------------------------
Bear                       S&P 500 Index                  100% of the Inverse

                                                        Inverse ProFunds VP > 13

--------------------------------------------------------------------------------

   PROFUND VP BEAR

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the inverse of the S&P 500 Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

   ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR
2002                                      20.82%
2003                                     -24.59%
2004                                     -10.29%
2005                                      -1.36%

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE           INCEPTION
As of December 31, 2005                  YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Bear                          -1.36%     -1.19%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                          4.91%      0.19%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.86%
                                         ------
Total Annual Fund Operating Expenses     1.86%

*"Other Expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------
ProFund VP Bear           $189        $585         $1,006       $2,180

14 < ProFund VP Bear

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

--------------------------------------------------------------------------------

   BOND BENCHMARKED PROFUNDS VP

--------------------------------------------------------------------------------

PROFUND VP                 SECURITY                                          DAILY BENCHMARK
-------------------------------------------------------------------------------------------------
Rising Rates Opportunity   Most recently issued 30-year U.S. Treasury Bond   125% of the Inverse

                                               Bond Benchmarked ProFunds VP > 15

--------------------------------------------------------------------------------

   PROFUND VP RISING RATES OPPORTUNITY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall and increase as interest rates rise.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK, EARLY CLOSE/TRADING HALT RISK, PORTFOLIO TURNOVER RISK and VOLATILITY RISK. In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

   ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR
2003                                      -4.11%
2004                                     -10.89%
2005                                      -7.89%

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -10.69% (quarter ended September 30,
2005).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE           INCEPTION
As of December 31, 2005                  YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity      -7.89%     -11.53%         05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
  Long-Term Index(1)                      6.18%       7.90%
--------------------------------------------------------------------------------
30-year U.S. Treasury Bond(2)             9.30%       9.36%

(1)The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2)Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees                0.25%
Other Expenses*                          0.73%
                                         ------
Total Annual Fund Operating Expenses     1.73%

*"Other expenses" include fees paid for management (non-advisory) services as described under "ProFunds Management" later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------
ProFund VP Rising
  Rate Opportunity        $176        $545         $939         $2,041

16 < ProFund VP Rising Rates Opportunity

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

"PURCHASES, REDEMPTIONS AND EXCHANGES OF SHARES ARE EFFECTED AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER A PURCHASE ORDER, REDEMPTION OR EXCHANGE REQUEST IS RECEIVED IN GOOD ORDER."

                                            General ProFunds VP Information > 17

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value ("NAV") per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP (other than PROFUND VP RISING RATES OPPORTUNITY) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p. m. Eastern
Time) every day the NYSE is open for business.

PROFUND VP RISING RATES OPPORTUNITY normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.
m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veterans' Day.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving. PROFUND VP RISING RATES OPPORTUNITY may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, PROFUND VP RISING RATES OPPORTUNITY will cease taking transaction requests including requests to exchange to or from other ProFunds VP.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

LONDON STOCK EXCHANGE, FRANKFURT STOCK EXCHANGE OR PARIS BOURSE HOLIDAY
SCHEDULE: New Year's Day, Good Friday and Easter Monday, May Day, Spring Bank Holiday, Pentecost Monday, Bastille Day, Summer Bank Holiday, Christmas Day, Boxing Day. Please note that holiday schedules are subject to change without notice.

BOND MARKET ASSOCIATION'S PROPOSED EARLY CLOSE SCHEDULE: On the following days in 2006, the Bond Market Association has recommended that the bond markets close at 2:00 p.m. Eastern Time: Friday, January 13; Friday, February 17; Thursday, April 13; Friday, May 26; Monday, July 3; Friday, September 1; Friday, October 6; Wednesday, November 22; Friday, November 24; Friday, December 22 and Friday, December 29. The Bond Market Association may announce changes to this schedule or other early close dates from time to time. On such days, the PROFUND VP RISING RATES OPPORTUNITY will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before the Bond Market Association's proposed early close). A Fund may cease taking transaction requests including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days at the cut-off time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example:
(i) market quotations do not accurately reflect fair value of an investment;
(ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund VP's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows:

---------------------------------------------------------------------------------
                                                            CAPITAL
                                     DIVIDENDS               GAINS
                              ---------------------------------------------------
PROFUND NAME                   ACCRUED         PAID           PAID
---------------------------------------------------------------------------------
All ProFunds VP                Annually      Annually       Annually
--------------------------------------------------------------------------------

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary

18 < General ProFunds VP Information

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment vehicles for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment vehicles might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges. ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus. In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions

                                            General ProFunds VP Information > 19

--------------------------------------------------------------------------------

   GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

TAXATION OF THE SHAREHOLDERS. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts ("VA Contracts"), variable life insurance policies ("VLI Policies") or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company "segregated asset accounts" will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxes withheld at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

20 < General ProFunds VP Information

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

"THE BOARD OF TRUSTEES IS RESPONSIBLE FOR THE GENERAL SUPERVISION OF THE TRUST, INCLUDING THE PROFUNDS VP. THE TRUST'S OFFICERS ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PROFUNDS VP."

                                                        ProFunds Management > 21

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of each such ProFund VP. ProFund Advisors bears the costs of providing advisory services. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds VP is available in the Funds' annual report to shareholders dated December 31, 2005. During the year ended December 31, 2005, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
UltraBull                                             0.75%
Bear                                                  0.75%
Rising Rates Opportunity                              0.75%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, Ph. D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by Agustin J. Fleites and George O. Foster.

AGUSTIN J. FLEITES, Chief Investment Officer and Head of Exchange Traded Funds for ProFund Advisors since August 2005. Mr. Fleites is principally responsible for development and oversight of Portfolio strategy for the Advisor. Mr Fleites served as Senior Principal of State Street Global Advisors ("SSgA"), President of SSgA Funds Management, Inc. and Managing Director of the Advisor Strategies unit from 2002-2005. He served as Chairman of the Board and President of SSgA's streetTRACKS family of exchange traded funds, Chief Executive Officer and a Director of the SSgA Funds, and a Director of the Select Sector SPDR Trust from 1999-2005. He holds a Bachelor's degree in Finance and Multinational Management from the Wharton School of the University of Pennsylvania and a Master of Business Administration degree in Finance from Babson College, he is also a Chartered Financial Analyst (CFA).

GEORGE O. FOSTER, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, and Portfolio Manager since October 1999. Mr. Foster is principally responsible for daily Portfolio management operations. Mr. Foster earned a B.S. in Mechanical Engineering from Clarkson University and a M.B.A. in Finance from The George Washington University. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

Profund VP: UltraBull and Bear.

--------------------------------------------------------------------------------
                             Length of                Business Experience
 Name and Title           Service to Team             During Last 5 Years
--------------------------------------------------------------------------------
ELISA PETIT               Since 3/02/2000           ProFund Advisors - Team
Team Leader,                                        Leader since April 2002,
Portfolio Manager                                   Portfolio Manager since
                                                    March 2000.
--------------------------------------------------------------------------------
HOWARD RUBIN              Since 4/10/2000           ProFund Advisors - Senior
CFA - Senior                                        Portfolio Manager since
Portfolio Manager                                   November 2004, except for
                                                    the period from May 13,
                                                    2005 to July 17, 2005
                                                    during which time he was
                                                    unemployed. Portfolio
                                                    Manager April 2000 to
                                                    November 2004.
--------------------------------------------------------------------------------
ERIK BENKE                Since 1/18/2005           ProFund Advisors -
CFA - Associate                                     Associate Portfolio
Portfolio Manager                                   Manager since January
                                                    2005; AIM Investments
                                                    Trader, October 2001 to
                                                    January 2005; Goldman
                                                    Sachs' Hill Group, LLC -
                                                    Associate, August 1999 to
                                                    July 2001.
--------------------------------------------------------------------------------
ADAM CROLL                Since 7/11/2005           ProFund Advisors -
Associate Portfolio                                 Associate Portfolio
Manager                                             Manager since 07/11/05;
                                                    SOL Capital Management -
                                                    Analyst/Trader May 2001 to
                                                    July 2005.
--------------------------------------------------------------------------------

22 < ProFunds Management

--------------------------------------------------------------------------------

   PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

Profund VP: Rising Rates Opportunity.

--------------------------------------------------------------------------------
                             Length of                Business Experience
 Name and Title           Service to Team             During Last 5 Years
--------------------------------------------------------------------------------
HOWARD RUBIN              Since 4/10/2000           ProFund Advisors - Senior
CFA Senior                                          Portfolio Manager since
Portfolio Manager                                   November 2004, except for
                                                    the period from May 13,
                                                    2005 to July 17, 2005
                                                    during which time he was
                                                    self-employed. Portfolio
                                                    Manager April 2000 to
                                                    November 2004.
--------------------------------------------------------------------------------
CHRISTIAN SAARBACH       Since 6/17/2002            ProFund Advisors -
Portfolio Analyst                                   Portfolio Analyst since
                                                    November 2004, Junior
                                                    Portfolio Analyst June 2002
                                                    to November 2004; Intern,
                                                    Salomon Smith Barney
                                                    September 2001 to May
                                                    2002; Intern, Legg Mason
                                                    June 2001 to August 2001
                                                    and the Johns Hopkins
                                                    Bloomberg School of
                                                    Public Health June 2000
                                                    to August 2000 and June
                                                    2001 to August 2001 -
                                                    Intern.
--------------------------------------------------------------------------------
RYAN DOFFLEMEYER         Since 11/19/2005           ProFund Advisors - Junior
Junior Portfolio                                    Portfolio Analyst since
Manager                                             October 2003, Investment
                                                    Company Institute -
                                                    Research Assistant,
                                                    September 2001 to
                                                    October 2003. University
                                                    of Virginia - Student,
                                                    1997-2001.
--------------------------------------------------------------------------------

The Statement of Additional Information provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219,acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2005, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
UltraBull                                             0.15%
Bear                                                  0.15%
Rising Rates Opportunity                              0.15%

                                                ProFunds Management > 23

                       This Page Intentionally Left Blank

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       Financial Highlights > 25

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

   PROFUND VP ULTRABULL

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                          FOR THE            FOR THE            FOR THE              FOR THE    JANUARY 22, 2001(a)
                                       YEAR ENDED         YEAR ENDED         YEAR ENDED           YEAR ENDED             THROUGH
                                DECEMBER 31, 2005  DECEMBER 31, 2004  DECEMBER 31, 2003    DECEMBER 31, 2002   DECEMBER 31, 2001
NET ASSET VALUE,
  BEGINNING OF PERIOD                      $22.84             $22.19             $14.51               $22.71              $30.00

INVESTMENT ACTIVITIES:

Net investment income (loss)(b)              0.05               0.02             (0.05)               (0.08)              (0.09)

Net realized and unrealized
  gains (losses) on investments              0.49               3.55               7.73               (8.12)              (7.20)
                                          -------            -------            -------             --------            --------
Total income (loss) from
  investment activities                      0.54               3.57               7.68               (8.20)              (7.29)
                                          -------            -------            -------             --------            --------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:

Net investment income                      (0.02)                 --                 --                   --                  --

Net realized gains on
  investments                              (2.71)             (2.92)                 --                   --                  --
                                          -------            -------            -------             --------            --------
Total distributions                        (2.73)             (2.92)                 --                   --                  --
                                          -------            -------            -------             --------            --------

NET ASSET VALUE, END OF PERIOD             $20.65             $22.84             $22.19               $14.51              $22.71
                                          =======            =======            =======             ========            ========

TOTAL RETURN                                2.61%             17.18%             52.93%             (36.11)%            (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:

Gross expenses(d)                           1.88%              1.89%              2.07%                2.12%               1.94%

Net expenses(d)                             1.88%              1.89%              1.84%                1.98%               1.94%

Net investment income (loss)(d)             0.24%              0.11%            (0.32)%              (0.46)%             (0.42)%

SUPPLEMENTAL DATA:

Net assets, end of period (000's)         $51,738            $96,514            $68,318              $42,288             $64,186

Portfolio turnover rate(e)                   681%               830%             1,124%               1,249%                682%(c)
===================================================================================================================================

(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

26  < Financial Highlights

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

   PROFUND VP BEAR

===================================================================================================================================
                                                                                                                  FOR THE PERIOD
                                             FOR THE            FOR THE            FOR THE            FOR THE    JANUARY 22,2001(a)
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED            THROUGH
                                   DECEMBER 31, 2005  DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2002  DECEMBER 31, 2001
NET ASSET VALUE,
  BEGINNING OF PERIOD                         $28.61             $31.89             $42.29             $35.07             $30.00

INVESTMENT ACTIVITIES:

Net investment income (loss)(b)                 0.39             (0.22)             (0.36)             (0.23)               0.26

Net realized and unrealized
  gains (losses) on investments               (0.78)             (3.06)            (10.04)              7.53                4.81
                                             -------           --------           --------            -------           --------
Total income (loss) from
  investment activities                       (0.39)             (3.28)            (10.40)              7.30                5.07
                                             -------           --------           --------            -------           --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:

Net investment income                             --                 --                 --             (0.08)                 --

NET ASSET VALUE, END OF PERIOD                $28.22             $28.61             $31.89             $42.29             $35.07
                                             -------           --------           --------            -------           --------
TOTAL RETURN                                 (1.36)%           (10.29)%           (24.59)%             20.82%             16.90%(c)
                                             =======           ========           ========            =======           ========

RATIOS TO AVERAGE NET ASSETS:

Gross expenses(d)                              1.86%              1.90%              1.98%              2.03%              1.89%

Net expenses(d)                                1.86%              1.90%              1.98%              1.98%              1.89%

Net investment income (loss)(d)                1.36%            (0.70)%            (0.96)%            (0.57)%              0.77%

SUPPLEMENTAL DATA:

Net assets, end of period (000's   )         $50,812            $30,887            $54,301            $77,938            $37,290

Portfolio turnover rate(e)                        --                 --                 --                 --(f)          1.144%(c)
===================================================================================================================================

(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(f) The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that included the purchase of short-term instruments versus long-term instruments.

                                                       Financial Highlights > 27

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

   PROFUND VP RISING RATES OPPORTUNITY

=================================================================================================================
                                                                                            FOR THE PERIOD
                                          FOR THE            FOR THE            FOR THE        MAY 1, 2002(a)
                                       YEAR ENDED         YEAR ENDED         YEAR ENDED            THROUGH
                                DECEMBER 31, 2005  DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING
  OF PERIOD                                $20.78             $23.32             $24.32             $30.00

INVESTMENT ACTIVITIES:

Net investment income (loss)(b)              0.27             (0.10)             (0.23)             (0.09)

Net realized and unrealized
  gains (losses) on investments            (1.92)             (2.44)             (0.77)             (5.59)
                                         --------           --------            -------           --------
Total income (loss) from
  investment activities                    (1.65)             (2.54)             (1.00)             (5.68)
                                         --------           --------            -------           --------
NET ASSET VALUE, END OF PERIOD             $19.13             $20.78             $23.32             $24.32
                                         ========           ========            =======           ========

TOTAL RETURN                              (7.89)%           (10.89)%            (4.11)%           (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:

Gross expenses(d)                           1.73%              1.75%              1.91%              2.13%

Net expenses(d)                             1.73%              1.75%              1.91%              1.98%

Net investment income (loss)(d)             1.36%            (0.45)%            (0.94)%            (0.49)%

SUPPLEMENTAL DATA:

Net assets, end of period (000's)        $139,379           $179,638            $74,272             $7,168

Portfolio turnover rate(e)                     --                 --                 --                 --
=================================================================================================================

(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

28 < Financial Highlights

                       This Page Intentionally Left Blank

PROFUNDS(R)

      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
             P.O. Box 182800
             Columbus, OH 43218-2800

      PHONE NUMBERS

For Financial Professionals:     (888) PRO-5717       (888) 776-5717
For All Others:                  (888) PRO-FNDS       (888) 776-3637
Or:                              (614) 470-8122
Fax Number:                      (800) 782-4797

      WEBSITE ADDRESS
             www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2006, which we have filed electronically with the Securities and Exchange Commission ("SEC") and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at WWW.PROFUNDS.COM. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                               [LOGO OF PROFUNDS(R)]

                                    PROFUNDS(R)

                             Not just funds, ProFunds(SM)

                                       Investment Company Act File No. 811-08239
                                                                           PROVP

                                    PROFUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006

                        7501 WISCONSIN AVENUE, SUITE 1000
                            BETHESDA, MARYLAND 20814

                     (888) 776-3637 RETAIL SHAREHOLDERS ONLY
          (888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

     This Statement of Additional Information ("SAI") describes the "Classic ProFunds VP," "Ultra ProFunds VP," "Inverse ProFunds VP," "Sector ProFunds VP," "Inverse Sector ProFunds VP," "Currency/Bond Benchmarked ProFunds VP" and the ProFund VP Money Market, as follows (each, a "ProFund VP" and collectively, the "ProFunds VP"):

CLASSIC PROFUNDS VP SECTOR PROFUNDS VP
Bull                Banks
Small-Cap           Basic Materials
Dow 30              Biotechnology
OTC                 Consumer Goods
Large-Cap Value     Consumer Services
Large-Cap Growth    Financials
Mid-Cap Value       Health Care
Mid-Cap Growth      Industrials
Small-Cap Value     Internet
Small-Cap Growth    Oil & Gas
Asia 30             Pharmaceuticals
Europe 30           Precious Metals
Japan               Real Estate
                    Semiconductor

ULTRA PROFUNDS VP   Technology
                    Telecommunications
UltraBull           Utilities
UltraMid-Cap

UltraSmall-Cap      BOND BENCHMARKED PROFUNDS VP
UltraDow 30         U.S. Government Plus
UltraOTC            Rising Rates Opportunity

INVERSE PROFUNDS VP
Bear                PROFUND VP MONEY MARKET
Short Mid-Cap
Short Small-Cap
Short Dow 30
Short OTC

      This SAI should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This SAI may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

      The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund VP seeks investment results that correspond each day to a specified benchmark. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds VP may be created from time to time.

      Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (the "Advisor").

      The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Because of the inherent risks in any investment, there can be no assurance that a ProFu nd VP's investment objective will be achieved.

      This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2006 relating to the ProFunds VP (the "Prospectus"), which incorporates this SAI by reference. The financial statements and related report of the Independent Registered Public Accounting Firm included in the annual report of the ProFunds VP for the fiscal year ended December 31, 2005 are incorporated by reference into this SAI. A copy of the Prospectus or annual report is available, without charge, upon request to the address above or by telephone at the numbers above.

      The date of this SAI May 1, 2006.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                              PAGE
                                                                             ------
PROFUNDS VP ................................................................      4
INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS ..........................      5
INVESTMENT RESTRICTIONS.....................................................     31
DETERMINATION OF NET ASSET VALUE............................................     32
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................     34
MANAGEMENT OF PROFUNDS .....................................................     38
COSTS AND EXPENSES .........................................................     60
ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST ..............     60
CAPITALIZATION .............................................................     60
TAXATION....................................................................     65
PERFORMANCE INFORMATION.....................................................     68
FINANCIAL STATEMENTS .......................................................     71
APPENDIX A - PROFUNDS EUROPE 30 INDEX ......................................    A-1
APPENDIX B - PROFUNDS ASIA 30 INDEX ........................................    B-1
APPENDIX C - DESCRIPTION OF SECURITIES RATINGS .............................    C-1

                                   PROFUNDS VP

      ProFunds (the "Trust") is an open-end management investment company that currently comprises multiple separate series. Sixty-two series are discussed herein, each of which is offered to insurance company separate accounts, and other series may be added in the future. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. All of the ProFunds VP, except for ProFund VP Money Market, are classified as non-diversified. The investments made and the results achieved by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors LLC ("ProFund Advisors" the "Advisor") acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFunds VP.

GENERAL

      Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to ProFunds VP by ProFund Advisors, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The investment restrictions of the ProFunds VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees of the ProFunds VP without the approval of shareholders.

     It is the policy of the non-money market ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

      The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund VP. A ProFund VP is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of the ProFund VP's objectives. Also, there can be no assurance that any ProFund VP will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the ProFund VP at a time that may not be opportune for shareholders.

      The use of the term "favorable market conditions" throughout this SAI is intended to convey rising markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and falling markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity. The use of the term "adverse market conditions" is intended to convey falling markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and ris ing markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity.

                INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

      A non-money market ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the Trust's Board of Trustees (the "Board" or the "Board of Trustees") believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is "leveraged" or proprietary. There can be no assurance that a ProFund VP will achieve its investment objective.

       Certain ProFunds VP have non-fundamental investment policies obligating any such ProFund VP to commit, under normal market conditions, at least 80% of its assets to investments that, in combination, have economic characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, "assets" includes the ProFund VP's net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, "assets" includes not only the amount of a ProFund VP's net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund VP's net assets that are segregated or earmarked on the ProFund VP's books and records or being used for collateral, as required by applicable regulatory guidance or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days' notice prior to changes in such an investment policy.

      Fundamental securities analysis is not genera lly used by the Advisor in seeking to correlate with each ProFund VP's respective benchmark. Rather, the Advisor primarily uses mathematical analysis to determine the investments a non-money market ProFund VP makes and techniques it employs. While the Advisor attempts to maximize correlation to each non-money market ProFund VP's benchmark, certain factors will tend to cause a ProFund VP's investment results to vary from a perfect correlation to its benchmark. See "Special Considerations."

      Additional information concerning the characteristics of the investments of the ProFunds VP is set forth below.

EQUITY SECURITIES

      The ProFunds VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds VP are particularly sensitive to these market risks.

FOREIGN INVESTMENT RISK

       Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities") and/or U.S. traded securities of foreign issuers. Special U.S. and foreign tax considerations may apply to a ProFund VP's investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds VP may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds VP's receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds VP may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

      Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) social, political and economic instability; (ii) the small market for such securities and the low or nonexistent volume of trading, which result in a lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the ProFunds VP's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

      Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In any such event, the ProFunds VP could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds VP's shareholders.

      Each non-money market ProFund VP also may invest in Depositary Receipts (see below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges.

      The ProFund VP Europe 30, ProFund VP Asia 30 and ProFund VP Japan are subject to the general risks associated with foreign investment. Because each of these ProFunds VP focuses its investments in a particular geographical region or country, it may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which it invests, as described below.

Exposure to European Companies
------------------------------

      The ProFund VP Europe 30 focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of certain technologies and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

      The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

      Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

      Issuers of securities in some European jurisdictio ns are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Exposure to Asian Companies
---------------------------

      The ProFund VP Asia 30 focuses its investments in securities of companies in the ProFunds Asia 30 Index. Currently, the ProFunds Asia 30 Index comprises companies located or operating in Australia, China, Hong Kong, India, Indonesia, New Zealand, the Philippines, South Korea, Singapore and Taiwan (each an "Asian country" and collectively, "Asian countries").

      Each Asian country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

      Certain Asian countries at times have had managed currencies which were maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. Certain Asian countries have also restricted the free conversion of their currency into foreign currencies, including the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997, South Korea's currency, the "won," lost 95% of its value against the U.S. dollar.

      Investment in companies located in China is subject to significant political risks. China retains a communist political system, but has taken steps to promote economic reforms and transform its economy into a market system. An investment in a company located in China is subject to the risk that (1) political instability may arise as a result of indecisive leadership; (2) hard -line Communists might regain the political initiative; (3) social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and (4) the threat of armed conflict exists over the unresolved situation concerning Taiwan. A number of Asian companies and countries are highly dependent on foreign loans, which may subject them to outside influence by other companies, countries or super-national organizations. For example, in 1997 several Asian countries were forced to negotiate loans from the International Monetary Fund and others that impose strict repayment term schedules and require significant economic and financial restructuring.

Exposure to Japanese Companies
------------------------------

      The ProFund VP Japan invests a large portion of its assets in securities providing economic exposure to companies located or operating in Japan.

      The ProFund VP Japan's performance will be affected by political, social and economic conditions in Japan. In addition, the Japanese economy may be affected by Southeast Asian and Chinese consumer demands and the state of Southeast Asian and Chinese economies.

      The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since t hen, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

      Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities, particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect Japanese equity returns.

      Poor performance of the global economy could negatively affect equity returns in Japan. Japan's economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan's economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic trouble in those countries.

      The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia.

      Some companies in the region may have less established shareholder governance and disclosure than standards in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, certain such investments may be vulnerable to unfavorable decisions by management or shareholders.

      Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Trade sanctions or other protectionist measures could adversely impact Japan's economy. Japan has also experienced natural disasters of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

DEPOSITARY RECEIPTS

      Each non-money market ProFund VP may invest in Depositary Receipts ("DRs"). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers' stock, the ProFunds VP can avoid currency risks during the settlement period for either purchase or sales.

      In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is u nder no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

      The non-money market ProFunds VP may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

      Types of DRs include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and New York Shares ("NYSs"). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or "direct shares") are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges. Each non-money market ProFund VP may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

CURRENCY RISK

      The ProFunds VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) and in particular, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Pharmaceuticals and ProFund VP Precious Metals, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, including "hard currencies," or may invest in securities that trade in, or receive revenues in, foreign currencies. "Hard currencies" are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund VP invests in such currencies, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

REAL ESTATE INVESTMENT TRUSTS

      Each non-money market ProFund VP, other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may invest in real estate investment trusts ("REITs"). Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free income status under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code") and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

      The non-money market ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered.

      The ProFunds VP generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

      When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

      Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity or index. The extent of the ProFund VP's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing transactions with respect to options on futures contracts. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission ("CFTC").

      When a ProFund VP purchases or sells a futures contract, or sells an option thereon, the ProFund VP "covers" its position. To cover its position (marked-to-market on a daily basis), a ProFund VP may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

      The non-money market ProFunds VP may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act, as amended ("CEA"), is excluded from the status of Commodity Pool Operator ("CPO") with respect to the ProFunds VP and is therefore not subject to CPO registration.

      A ProFund VP may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inverse to the futures contract. A ProFund VP may "cover" its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund VP may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

      A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its sale of a call option by taking positions in instruments, whose prices are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

      The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund
VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

      The non-money market ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See "Taxation" herein.

      A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

      Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund VP's custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

      The non-money market ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter ("OTC") market as an investment vehicle for the purpose of realizing the ProFund VP's investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

      Some stock index options are based on a broad market index such as the Standard & Poor's ("S&P") 500 Index, the NYSE Composite Index, or t he AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the American Stock Exchange ("AMEX"), and other exchanges (" Exchanges"). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund VP's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

      Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written
(sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

      The non-money market ProFunds VP may buy and write (sell) options on securities for the purpose of realizing their respective investment objectives. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

      If a ProFund VP that writes an option wishes to terminate the ProFund VP's obligation, the ProFund VP may effect a "closing purchase transaction." The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP that is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option that the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

      Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired.
Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

      The non-money market ProFunds VP may engage in short sales. To complete such a transaction, a ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to repay the lender any dividends or interest, which accrue during the period of the loan. To borrow the security, a ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund VP also will incur transaction costs in effecting short sales.

       A ProFund VP will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund VP replaces the borrowed security. A ProFund VP will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund VP may be required to pay, if any, in connection with a short sale.

      The ProFunds VP may make short sales "against the box," i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund VP is borrowed and sold short. Whenever a ProFund VP engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

      The non-money market ProFunds VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," for example, the return on or increase in value of a particular dollar amount invested in a "basket" of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      Most swap agreements entered into by the ProFunds VP calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a ProFund VP's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights ) (the "net amount").

      A ProFund VP's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the non-money market ProFunds VP and the Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund VP's borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for the purposes of the ProFund VP's illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

      Each non-money market ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

      Swap agreements typically are settled on a net basis, which means that the two parties' obligations to one another are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during their term. The timing and character of any income, gain or loss recognized by the ProFund VP on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP's risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under t he supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFund VP's transactions in swap agreements.

      The use of swaps is a highly specialized activity, which involves investment techniques, and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

FOREIGN CURRENCY WARRANTS

      Foreign currency warrants such as Currency Exchange Warrants (SM) ("CEWs") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk, which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

      Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risks, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

      Principal exchange rate linked securities ("PERLs") are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLs are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

STRUCTURED NOTES AND RELATED INSTRUMENTS

      Each non-money market ProFund VP may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. Each ProFund VP may invest a significant portion of its assets in structured notes where the principal and/or interest is determined by reference to the performance or value of an index or portion of an index, futures contracts or a single asset (including currencies). Each ProFund VP may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

      Depending on the terms of the note, each ProFund VP may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage, which will serve to magnify the potential for gain and the risk of loss. The Funds may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, the ProFunds VP's use of structured notes by the ProFunds VP may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

DEBT INSTRUMENTS

      Below is a description of various types of money market instruments and other debt instruments that the non-money market ProFunds VP may utilize for investment purposes, as "cover" for other investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The types of instruments that the ProFund VP Money Market may invest in are discussed further below. Other types of money market instruments may become available that are similar to those described below and in which the non-money market ProFunds VP also may invest if consistent with their investment goal and policies.

      Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers' acceptances, and other short-term liquid instruments.

      The non-money market ProFunds VP may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The non-money market ProFunds VP also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations' steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. GOVERNMENT SECURITIES

      Each non-money market ProFund VP also may invest in U.S. government securities in pursuit of their investment objectives, as "cover" for the investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The ProFund VP U.S. Government Plus may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The ProFund VP Rising Rates Opportunity may enter into short transactions on U.S. government securities and on instruments that have performance characteris tics similar to those of U.S. government securities.

      U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of is suance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

      Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP's portfolio investments in these securities.

FLOATING AND VARIABLE RATE NOTES

      Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund VP's portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note's price. While this feature helps protect against a decline in the note's market price when interest rates rise, it lowers a ProFund VP's income when interest rates fall. Of course, a ProFund VP's income from its floating and variable rate investments also may increase if interest rates rise.

COMMERCIAL PAPER

      Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

FINANCIAL SERVICES OBLIGATIONS

      Under normal market conditions, each non-money market ProFund VP may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

      Certificates of deposit ("CDs") - represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

      Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

      Bankers' acceptances - Bankers' acceptances are short-term credit instruments frequently u sed in international trade transactions. They represent a guarantee by a bank to pay a customer's draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

      Each ProFund VP will not invest more than 5% of its total assets in obligations of any one foreign bank.

      U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"), although this insurance may not be of great benefit to a ProFund VP depending on the amount of a bank's obligations that the ProFund VP holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

      U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

ASSET-BACKED SECURITIES

      Each ProFund VP may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

      The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset -backed security's par value. Value is also affected if any credit enhancement has been exhausted.

PERFORMANCE INDEXED PAPER

      Performance indexed paper ("PIPs") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

CONVERTIBLE SECURITIES

      Each ProFund VP may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

FIXED-INCOME SECURITIES

      Each ProFund VP may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

      Each ProFund VP may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as "junk bonds"). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPs. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody's. Securities rated BBB by S&P are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. Each ProFund VP may also invest in unrated securities.

      JUNK BONDS. "Junk Bonds" generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund VP's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund VP will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund's investment objective.

      CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid-and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

       Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

      Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund VP could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

      ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. If the issuer defaults, a ProFund VP may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a ProFund VP to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

      PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each ProFund VP nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a ProFund VP could be required at times to liquidate other investments to satisfy distribution requirements. Each Fund may also invest in STRIPS, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

      UNRATED DEBT SECURITIES. Each ProFund VP may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

MORTGAGE-BACKED SECURITIES

      A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund VP may invest in mortgage-backed securities, as "cover" for the investment techniques these non-money market ProFunds VP employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

      Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation's stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

      Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

      Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. Each ProFund VP will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds VP will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund VP may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

      Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund VP invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund VP may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

MUNICIPAL OBLIGATIONS

      Each ProFund VP may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor;
b) the issuer's future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each ProFund VP to demand payment from the issuer or a financial intermediary on short notice.

REPURCHASE AGREEMENTS

      The ProFunds VP also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives as "cover" for the investment techniques the ProFunds VP employ or for liquidity purposes. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the non-money market ProFunds VP will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% (10% with respect to ProFund VP Money Market) of the ProFund VP's total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

      The ProFunds VP may use reverse repurchase agreements as part of each ProFund VP's investment strategy. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund VP intends to use the reverse repurchase technique only when it will be to the ProFund VP's advantage to do so. The ProFunds VP will segregate with their custodian bank cash or liquid instruments equal in value to the ProFund VP's obligations in respect of reverse repurchase agreements.

CASH RESERVES

      To seek its investment objective, as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund VP may invest all or part of the ProFund VP's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

      The ProFunds VP may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk but also increases investment opportunity. Since substantially all of a ProFund VP's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will fluctuate more when the ProFund VP is leveraging its investments than would otherwise be the case. Inverse
ProFunds VP will do the opposite. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

      As required by the 1940 Act, each ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund VP's assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including weekends and holidays), will reduce the amount of the ProFund VP's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund VP's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

      Each of the non-money market ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP.

LENDING OF PORTFOLIO SECURITIES

      Subject to the investment restrictions set forth below, a ProFund VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP's total assets. Loans would be subject to termination by the lending ProFund VP on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending ProFund VP and that ProFund VP's shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

      Each non-money market ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP's net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

      The Trust will segregate with the Trust's custodian bank cash or liquid instruments equal to or greater in value than the ProFund VP's purchase commitments for such when-issued or delayed-delivery securities. Because a ProFund VP will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund VP's liquidity and the ability of the Advisor to manage a ProFund VP might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

      Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP's shareholders will indirectly bear the ProFund VP's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP's own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP's own operations.

ILLIQUID SECURITIES

      Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (10% with respect to the ProFund VP Money Market) of the ProFund VP's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission" or the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

      At the time of investment, the ProFund VP Money Market's aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the ProFund VP Money Market), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the ProFund VP Money Market's net assets. If changes in the liquidity of certain securities cause the ProFund VP Money Market to exceed such 10% limit, the ProFund VP Money Market will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the ProFund VP Money Market.

      Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP's liquidity.

PORTFOLIO QUALITY AND MATURITY (PROFUND VP MONEY MARKET)

      The ProFund VP Money Market will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the ProFund VP Money Market invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations ("NRSRO") (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of the Board of Trustees, to be of comparable quality. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by ProFund VP Money Market present minimal credit risks.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (PROFUND VP MONEY MARKET)

      ProFund VP Money Market may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks that are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which ProFund VP Money Market invests include certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of ProFund VP Money Market's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, ProFund VP Money Market may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. ProFund VP Money Market may invest more than 25% of its assets in the foreign and domestic bank obligations described above. ProFund VP Money Market's concentration of its investments in bank obligations will cause ProFund VP Money Market to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix C.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET BACKED SECURITIES (PROFUND VP MONEY MARKET)

      COMMERCIAL PAPER. ProFund VP Money Market may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by ProFund VP Money Market must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security), or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by ProFund VP Money Market must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

      VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between ProFund VP Money Market and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, ProFund VP Money Market will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, ProFund VP Money Market might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

      OTHER DEBT OBLIGATIONS. ProFund VP Money Market may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the ProFund VP Money Market's minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by the Advisor to be of comparable quality.

      CREDIT ENHANCEMENT. Certain of ProFund VP Money Market's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to ProFund VP Money Market and affect ProFund VP Money Market's share price. ProFund VP Money Market may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

      ASSET-BACKED SECURITIES. ProFund VP Money Market may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of Trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

      The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

      Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      The asset-backed securities in which ProFund VP Money Market may invest are limited to those, which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

      The yield characteristics of the asset-backed securities in which ProFund VP Money Market may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if ProFund VP Money Market purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if ProFund VP Money Market purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by ProFund VP Money Market are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

      Each ProFund VP's portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund VP's investors. Consequently, it is difficult to estimate what each ProFund VP's actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds VP may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFund VPs. In addition, a ProFunds VP portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds VP invest, are excluded from the calculation of portfolio turnover rate.

SPECIAL CONSIDERATIONS

      To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

      CORRELATION AND TRACKING A number of factors may affect the ability of the ProFunds VP to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund VP's expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund VP; (2) less than all of the securities in the index underlying a ProFund VP's benchmark being held by the ProFund VP and/or securities not included in the index being held by the ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP's share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund VP's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

      LEVERAGE. Ultra ProFunds VP, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity employ leverage as a principal investment strategy and all of the ProFunds VP may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund VP's shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest, which would decrease the ProFund VP's total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds VP not been leveraged.

      NON-DIVERSIFIED STATUS. Each non-money market ProFund VP is a "non-diversified" series. A non-money market ProFund VP is considered "non-diversified" because a relatively high percentage of the ProFund VP's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP's classification as a "non-diversified" investment company means that the proportion of the ProFund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds VP that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

                             INVESTMENT RESTRICTIONS

      Each ProFund VP has adopted certain investment restrictions as fundamental policies which cannot be changed without a "vote of a majority of the outstanding voting securities" of the ProFund VP as that phrase is defined in the 1940 Act. The phrase "majority of outstanding securities" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund VP present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or
(ii) more than 50% of the outstanding shares of the ProFund VP. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

   (i) (a) Each of ProFund VP UltraOTC, ProFund VP UltraSmall-Cap, ProFund VP Europe 30, ProFund VP Bull and ProFund VP UltraBull, ProFund VP Bear may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto);

         (b) ProFund VP Money Market may invest more than 25% of its total assets, taken at market value at the time of each investment, in the obligations of U.S. and foreign banks and other financial institutions;

         (c) Each other ProFund VP not subject to Investment Restriction (i) above may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information to approximately the same extent as its benchmark index; and

         (d) Each non-money market ProFund VP may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

    A ProFund VP may not:

   (ii)  Make investments for the purpose of exercising control or management.

   (iii) Purchase or sell real estate.

   (iv) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

   (v) Issue senior securities to the extent such issuance would violate applicable law.

   (vi) Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. A ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the investment policies of the ProFund VP as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

   (vii) Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

  (viii) Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP's Prospectus and Statement of Additional Information, as they may be amended from time to time.

      Subject to the foregoing, each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information. For purposes of determining whether the ProFunds VP are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P.

                        DETERMINATION OF NET ASSET VALUE

      The net asset values of the shares of the ProFunds VP are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NewYork Stock Exchange ("NYSE") is open for business. The net asset value of the shares of ProFund VP UltraEurope is determined as of the latest close of trading of the three exchanges tracked by the ProFunds Europe Index (ordinarily, 2:00 p.m. Eastern Time) on each day the NYSE, London Stock Exchange, Frankfurt Stock Exchange and Paris Stock Exchange are open for business (see Prospectus for applicable holiday closings).

      To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP's principal trading market(s) is closed, the value of a ProFund VP's shares may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. This may also be the case for each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

      The net asset value per share of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP's assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. When a ProFund VP experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund VP experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund VP. ProFund VP Money Market's net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

      The securities in the portfolio o f a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System ("NMS"), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the National Association of Securities Dealers ("NASD") Official Closing Price for NASD traded securities) If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

      Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the net asset value of a ProFund VP's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the net asset value of a ProFund VP that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the net asset value of a ProFund VP, may not take place contemporaneously with the determination of the prices of foreign securities used in net asset value calculations.

      Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer's quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP) prior to the time at which a ProFund VP calculates net asset value. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

      When the Advisor determines that the price of a security is not readily available or deemed unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

AMORTIZED COST VALUATION

      ProFund VP Money Market will use the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by ProFund VP Money Market at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by ProFund VP Money Market will not be reflected in ProFund VP Money Market's net asset value. The Board of Trustees will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of ProFund VP Money Market are valued fairly in good faith.

      ProFund VP Money Market's use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 under the 1940 Act. Under this rule, ProFund VP Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

     Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review ProFund VP Money Market's holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of ProFund VP Money Market's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

      The rule also provides that the extent of any deviation between the value of ProFund VP Money Market's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause ProFund VP Money Market to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing ProFund VP Money Market's assets by using available market quotations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer's mark-up or reflect a dealer's mark-down. The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund VP, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

      The policy of each ProFund VP regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy of each ProFund VP is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

      Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Similarly, purchases and sales of securities on behalf of ProFund VP Money Market usually are principal transactions. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

      In seeking to implement the policies of the ProFunds VP, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

      The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

      For the fiscal years ended December 31, 2003, 2004 and 2005, each ProFund VP paid brokerage commissions in the following amounts:

                                                                                2003             2004                2005
                                                                             ---------         ---------          ----------
ProFund VP Bull .........................................................    $ 147,088         $ 230,438          $  287,079
ProFund VP Small-Cap ....................................................       62,231            68,137              48,922
ProFund VP OTC...........................................................       22,883            25,578              11,036
ProFund VP Large-Cap Value...............................................          N/A            18,646             188,105
ProFund VP Large-Cap Growth..............................................          N/A             6,415             122,332
ProFund VP Mid-Cap Value.................................................      336,366           631,934           1,000,838
ProFund VP Mid-Cap Growth ...............................................      158,860           227,118             433,822
ProFund VP Small-Cap Value ..............................................      418,091           616,117             527,426
ProFund VP Small-Cap Growth..............................................      224,586           332,294             365,277
ProFund VP Asia 30 ......................................................      193,449           164,694             120,637
ProFund VP Europe 30.....................................................      152,396           177,151             107,742
ProFund VP Japan.........................................................       54,675            48,439              40,347
ProFund VP UltraBull ....................................................      146,415           217,453             202,722
ProFund VP UltraMid-Cap..................................................       72,633           123,058             224,331
ProFund VP UltraSmall-Cap................................................      143,045           198,092             177,902
ProFund VP UltraOTC......................................................       47,059            51,168              32,013
ProFund VP Bear..........................................................       66,570            49,666              25,966
ProFund VP Short Mid-Cap.................................................          N/A               601               7,622
ProFund VP Short Small-Cap...............................................        1,036            10,461              14,068
ProFund VP Short OTC.....................................................       25,678            43,318              30,424
ProFund VP Banks.........................................................       43,018            64,795              44,013
ProFund VP Basic Materials ..............................................       93,072           115,089             108,061
ProFund VP Biotechnology.................................................       27,781            35,108              16,474
ProFund VP Consumer Goods................................................       41,383           106,953              47,135
ProFund VP Consumer Services.............................................       63,496            42,695              47,549

ProFund VP Financials ...................................................       61,775            80,548              44,264
ProFund VP Health Care...................................................       85,579            88,499              76,910
ProFund VP Industrials ..................................................       38,951            68,546              41,676
ProFund VP Internet .....................................................       42,070            18,774              21,965
ProFund VP Oil & Gas ....................................................      106,352           210,724             200,671
ProFund VP Pharmaceuticals...............................................       77,855            62,990              63,185
ProFund VP Precious Metals ..............................................          -0-               -0-                 -0-
ProFund VP Real Estate ..................................................      201,800           549,439             468,096
ProFund VP Semiconductor.................................................       66,110            83,048              37,155
ProFund VP Technology ...................................................       59,662            47,879              27,303
ProFund VP Telecommunications............................................      102,983           108,456              78,369
ProFund VP Utilities.....................................................      194,663           175,839             163,352
ProFund VP U.S. Government Plus .........................................        4,320             9,483               3,223
ProFund VP Rising Rates Opportunity .....................................        8,591            24,285              11,662
ProFund VP Money Market .................................................          -0-               -0-                 -0-

      Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

     The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the ProFunds VP investors.

     In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding - whether written or oral - under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a ProFunds VP's shares. Therefore, in selecting brokers to effect transactions in ProFunds VP portfolio securities, the Advisor may not consider the broker's promotional or sales efforts.

      In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a ProFunds VP, because the ProFunds VP have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect transactions in fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers' promotional or sales efforts and (ii) the ProFunds VP, the Advisor and the Distributor from entering into any agreement or other understanding under which the ProFunds VP direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the fund shares.

      The Trust is required to identify securities of its "regular brokers or dealers" held by a ProFund VP at the end of its most recently completed fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amount of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amount of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. During the fiscal year ended December 31, 2005, the following ProFunds VP held securities of regular brokers or dealers to the Trust:

                                                                APPROXIMATE AGGREGATE
                                                                   VALUE OF ISSUER'S
                                                               SECURITIES OWNED BY THE
                                                                PROFUND VP DURING THE
                                                                  FISCAL YEAR ENDED                      NAME OF
  PROFUND VP                                                      DECEMBER 31, 2005                  BROKER OR DEALER
  ==========================================================   -----------------------    -------------------------------------
ProFund VP Bull ............................................           6,229,747 Citigroup, Inc.
                                                                       3,485,456 J.P. Morgan Chase & Co.
                                                                       131,125 Merrill Lynch & Co., Inc.
                                                                       932,514 Prudential Financial, Inc.
                                                                       316,552 Bear Stearns Cos., Inc

                                                                APPROXIMATE AGGREGATE
                                                                   VALUE OF ISSUER'S
                                                               SECURITIES OWNED BY THE
                                                                PROFUND VP DURING THE
                                                                  FISCAL YEAR ENDED                      NAME OF
  PROFUND VP                                                      DECEMBER 31, 2005                  BROKER OR DEALER
  ==========================================================   -----------------------    -------------------------------------
ProFund VP Large-Cap Value..................................           3,504,643 Citigroup, Inc.
                                                                       1,985,771 J.P. Morgan Chase & Co.
                                                                       895,120 Merrill Lynch & Co., Inc.

                                                                       302,481 Lehman Brothers Holdings, Inc.
                                                                       241,820 Prudential Financial, Inc.
                                                                       163,590 Bear Stearns Cos., Inc
                                                                       843,908 The Goldman Sachs Group, Inc.
ProFund VP Large-Cap Growth.................................           303,299 Prudential Financial, Inc.
                                                                       227,630 Lehman Brothers Holdings, Inc.

ProFund VP UltraBull .......................................           954,924 Citigroup, Inc.
                                                                       534,267 J.P. Morgan Chase & Co.
                                                                       345,694 Merrill Lynch & Co., Inc.
                                                                       142,941 Prudential Financial, Inc.
                                                                        48,523 Bear Stearns Cos., Inc

ProFund VP Banks............................................         2,360,500 Citigroup, Inc.
                                                                     1,304,610 J.P. Morgan Chase & Co.

ProFund VP Financials ......................................         3,351,141 Citigroup, Inc.
                                                                     1,845,505 J.P. Morgan Chase & Co.
                                                                       752,074 Merrill Lynch & Co., Inc.
                                                                       507,938 Prudential Financial, Inc.
                                                                       160,356 Bear Stearns Cos., Inc
                                                                       664,731 The Goldman Sachs Group, Inc.

                             MANAGEMENT OF PROFUNDS

TRUSTEES AND OFFICERS
---------------------

BOARD OF TRUSTEES

      Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                 TERM OF             PRINCIPAL                  FUND
                               POSITION(S)      OFFICE AND          OCCUPATION(S)              COMPLEX               OTHER
                                HELD WITH       LENGTH OF           DURING PAST 5            OVERSEEN BY          DIRECTORSHIPS
   NAME, ADDRESS, AND AGE       THE TRUST      TIME SERVED             YEARS                   TRUSTEE           HELD BY TRUSTEE
   =========================   -----------    -------------       ----------------         ---------------      ------------------
INDEPENDENT TRUSTEES
Russell S. Reynolds, III       Trustee         Indefinite;   Directorship Search Group,        ProFunds          Directorship
c/o ProFunds                                   October 1997  Inc. (Executive Recruitment):     (137)             Search Group,
7501 Wisconsin Avenue,                         to present    President (May 2004 to present);  Access One        Inc.
Suite 1000                                                   Managing Director (March 1993     Trust (8)
Bethesda, MD 20814                                           to April 2004)
Birth Date: 7/57

Michael C. Wachs               Trustee         Indefinite;   AMC Delancey Group, Inc.          ProFunds          AMC
c/o ProFunds                                   October 1997  (Real Estate Development): Vice   (137)             Delancey
7501 Wisconsin Avenue,                         to present    President (January 2001 to        Access One        Group, Inc.
Suite 1000                                                   Present); Delancey Investment     Trust (8)
Bethesda, MD 20814                                           Group, Inc. (Real Estate
Birth Date: 10/61                                            Development): Vice President
                                                             (May 1996 to December 2000)

INTERESTED TRUSTEE

Michael L. Sapir*              Trustee         Indefinite;   Chairman and Chief Executive      ProFunds          None
7501 Wisconsin Avenue,                         April 1997 to Officer of the Advisor (May       (137)
Suite 1000                                     present       1997 to present)                  Access One
Bethesda, MD 20814                                                                             Trust (8)
Birth Date: 5/58

___________________________
* Mr. Sapir may be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Executive Officers

                                  POSITION(S)                 TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S) DURING
                                   HELD WITH                   LENGTH OF TIME                          PAST 5
 NAME, ADDRESS, AND AGE             TRUST                          SERVED                              YEARS
 ======================          -------------             -----------------------        --------------------------------
Michael L. Sapir                 Chairman                  Indefinite; April 1997 to      Chairman and Chief Executive
7501 Wisconsin Avenue,                                     present                        Officer of the Advisor (May 1997
Suite 1000                                                                                to present).
Bethesda, MD 20814
Birth Date: 5/58

Louis M. Mayberg                 President                 Indefinite; February 2003 to   President of the Advisor (May
7501 Wisconsin Avenue,                                     present                        1997 to present).
Suite 1000                                                 April 1997 to February 2003
Bethesda, MD 20814
Birth Date: 8/62

Victor M. Frye                   Chief                     Indefinite; September 2004 to  Counsel and Chief Compliance
7501 Wisconsin Avenue,           Compliance                present                        Officer of the Advisor (October
Suite 1000                       Officer                                                  2002 to present); Calvert Group,
Bethesda, MD 20814                                                                        Ltd.: Counsel, Compliance Officer
Birth Date: 10/58                                                                         and Assistant Secretary (January
                                                                                          1999 to October 2002).

                                  POSITION(S)                 TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S) DURING
                                   HELD WITH                   LENGTH OF TIME                          PAST 5
 NAME, ADDRESS, AND AGE             TRUST                          SERVED                              YEARS
 ======================          -------------             -----------------------        --------------------------------
Stephenie E. Adams               Assistant                 Indefinite; April 2006 to      Assistant Vice President, ProFund
7501 Wisconsin Avenue,           Secretary                 present                        Advisors LLC, December 2002 to
Suite 1000                                                                                present; Not employed, November
Bethesda, MD 20814                                                                        2002; Vice President, FBR
Birth Date: 4/69                                                                          National Bank & Trust May 2000
                                                                                          through October 2002; Vice
                                                                                          President and Secretary of FBR
                                                                                          Fund for Government Investors,
                                                                                          FBR Fund for Tax-Free Investors,
                                                                                          Inc., FBR American Gas Index
                                                                                          Fund, Inc., and The FBR
                                                                                          Rushmore Fund, Inc., October
                                                                                          1995 through October 2002.

Karl W. Saur                     Assistant                 Indefinite; April 2006 to      BISYS Fund Services
100 Summer Street                Secretary                 present                        Senior Counsel (May 2005 to
Suite 1500                                                                                present); Vice President and
Boston, MA 02110                                                                          Compliance Manager,
Birth Date: 2/61                                                                          Communications, of Putnam
                                                                                          Retail Management (July 1997 to
                                                                                          March 2004).

Troy A. Sheets                   Treasurer                 Indefinite; June 2002 to       BISYS Fund Services: Vice
3435 Stelzer Road                                          present                        President of Financial Services
Columbus, OH 43219                                                                        (April 2002 to present); KPMG
Birth Date: 5/71                                                                          LLP: Senior Manager (August
                                                                                          1993 to March 2002).

John Danko                       Vice President Indefinite; August 1999 to present         BISYS Fund Services: Director of
3435 Stelzer Road                                                                         Client Services (February 1997 to
Columbus, OH 43219                                                                        present).
Birth Date: 4/67

AUDIT COMMITTEE

      The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of internal controls, audit engagement and matters having a material effect on the Trust's financial operations. The Audit Committee held three (3) meetings during the fiscal year ended December 31, 2005.

      Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds VP, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2005.

                                                           DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                         EQUITY SECURITIES IN     ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
   NAME OF TRUSTEE                                           THE TRUST            BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
  ===============================================        --------------------    ----------------------------------------------
INDEPENDENT TRUSTEES ............................
Russell S. Reynolds, III.........................               None                                  None
Michael C. Wachs ................................               None                                  None

INTERESTED TRUSTEE...............................
Michael L. Sapir ................................               None                             $10,001-$50,000

      As of April 1, 2006, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund VP.

      No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2005.

     No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

      No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

    o   the Trust;

    o   an officer of the Trust;

    o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

    o an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

    o   the Advisor or the principal underwriter of the ProFunds VP,

    o   an officer of the Advisor or the principal underwriter of the ProFunds
        VP;

    o a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or

    o an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

TRUSTEE COMPENSATION

      For the fiscal year ended December 31, 2005, the Trust paid the following compensation to the Trustees of the Trust:

                                                                               PENSION OR                              TOTAL
                                                                               RETIREMENT                           COMPENSATION
                                                               AGGREGATE    BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM TRUST AND
                                                             COMPENSATION   AS PART OF TRUST    BENEFITS UPON      FUND COMPLEX
   NAME OF PERSON, POSITION                                   FROM TRUST*      EXPENSES**         RETIREMENT      PAID TO TRUSTEES
   ======================================================   --------------  ----------------   ----------------   ----------------
INDEPENDENT TRUSTEES
Russell S. Reynolds, III, Trustee .......................    $ 33,641.20          $ 0                $ 0              $  44,000
Michael C. Wachs, Trustee ...............................    $ 33,641.20          $ 0                $ 0              $  44,000

INTERESTED TRUSTEE
Michael L. Sapir, Trustee and Chairman ..................    $         0          $ 0                $ 0              $       0

_________________________
* The Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee, pays each Independent Trustee compensation for his services as Trustee at the annual rate of $35,000. Trustees also receive $1,500 for attending special meetings and $500 per telephonic meeting. Trustees who are also officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust's officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

** The Trust does not accrue pension or retirement benefits as part of ProFund VP expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

PROFUND ADVISORS LLC

      Under an investment advisory agreement between the Trust, on behalf of each ProFund VP, and the Advisor dated October, 1997 and most recently amended and restated as of March 10, 2005 (the "Agreement" or "Advisory Agreement"), each ProFund VP, except ProFund VP UltraEurope and ProFund VP U.S. Government Plus, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. ProFund VP UltraEurope and ProFund VP U.S. Government Plus pay the Advisor a fee at an annualized rate of 0.90% and 0.50%, respectively, of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of the ProFund VP, subject to the general supervision and control of Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds VP since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., who may be deemed to control the Advisor. The Advisor's address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as investment advisor to each series of the Access One Trust.

      The Advisor may pay, out of its own assets and at no cost to the ProFunds VP, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of a ProFund VP's shares.

      For the fiscal years ended December 31, 2003, 2004 and 2005, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds VP:

      The "Earned" columns in the table below include accounts due for investment advisory services provided during the specified fiscal year include accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds.

                             ADVISORY FEES
                               FYE 12/31

                                                                     2003                     2004                    2005
                                                             -------------------    ---------------------   ---------------------
                                                              EARNED     WAIVED       EARNED     WAIVED       EARNED      WAIVED
                                                             --------   --------    ----------- ---------   ----------  ---------
ProFund VP Bull .....................................        $ 823,805      -       $ 2,141,117     -        $1,830,865       -
ProFund VP Small-Cap ................................          454,879      -           874,527     -           838,991       -
ProFund VP OTC.......................................          826,562      -           880,771     -           662,668       -
ProFund VP Large-Cap Value...........................             N/A       N/A           9,312     621         285,720     5,212
ProFund VP Large-Cap Growth..........................             N/A       N/A           3,280   3,280         229,608       -
ProFund VP Mid-Cap Value.............................          174,229   18,877         656,968     -           864,533       -
ProFund VP Mid-Cap Growth ...........................          239,972   10,340         356,079     -           595,207       -

ProFund VP Small-Cap Value .......................             298,812   32,795         754,063     -           598,863       -
ProFund VP Small-Cap Growth.......................             443,105    9,415         822,424     -         1,049,119       -
ProFund VP Asia 30 ...............................             158,792       -          282,889     -           352,164       -
ProFund VP Europe 30..............................             514,551       -          940,777     -           819,666       -
ProFund VP Japan..................................             112,282       -          231,891     -           304,161       -
ProFund VP UltraBull .............................             297,895   72,298         608,427     -           554,442       -
ProFund VP UltraMid-Cap...........................             167,351   19,647         371,068     -           536,657       -
ProFund VP UltraSmall-Cap.........................             407,248   10,951         567,573     -           403,652       -
ProFund VP UltraOTC...............................             486,390   13,134         748,037     -           681,165       -
ProFund VP Bear...................................             874,692       -          470,813     -           506,963       -
ProFund VP Short Mid-Cap..........................                 N/A      N/A             355     355          27,362     8,326
ProFund VP Short Small-Cap........................               6,721    5,417           9,382   3,182         156,987       -
ProFund VP Short OTC..............................             286,937    2,126         392,057     -           312,624       -
ProFund VP Banks..................................              41,841   14,717         111,743     -            63,990     3,680
ProFund VP Basic Materials .......................              73,441    4,566         169,991     -           176,220       -
ProFund VP Biotechnology..........................             169,728   12,263         151,131     -           154,663       -
ProFund VP Consumer Goods.........................              28,462   10,956         109,397     683          77,611     8,863
ProFund VP Consumer Services......................              29,756   12,377          37,072   9,211          40,579    22,487
ProFund VP Financials ............................             117,814   12,417         214,830     -           183,324       -
ProFund VP Health Care............................             142,691   10,010         307,706     -           370,780       -
ProFund VP Industrials ...........................              26,263    8,016          84,239   1,372          65,103    13,586
ProFund VP Internet ..............................             132,426    4,902         143,869     -           121,588       -
ProFund VP Oil & Gas .............................             108,108   13,662         582,401     -         1,138,227       -
ProFund VP Pharmaceuticals........................              53,121    4,708          82,790     -            91,980       -
ProFund VP Precious Metals .......................             313,550      618         448,263     -           489,752       -
ProFund VP Real Estate ...........................             180,712    8,947         481,129     -           413,778       -
ProFund VP Semiconductor..........................              96,372    7,990          80,060   1,155          83,712       -
ProFund VP Technology ............................             155,594       -          183,318     -           134,303       -
ProFund VP Telecommunications.....................              51,642    5,080         115,035     -            73,163       -
ProFund VP Utilities..............................             145,645   12,668         268,132     -           703,040       -
ProFund VP U.S. Government Plus ..................             269,935    3,988         221,154     -           303,112       -
ProFund VP Rising Rates Opportunity ..............             298,038    -           1,284,114     -         1,269,619       -
ProFund VP Money Market ..........................             503,125  240,736         266,620  33,628         329,402       -

      Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

      ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse certain other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.73%, 1.78% and 1.35% for ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market, respectively, and 1.98% for all other ProFunds VP, through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund's expenses to exceed any expense limitation in place at that time.

      For the fiscal years ended December 31, 2003, 2004 and 2005, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds VP:

                                                                    2003          2004        2005
                                                                  RECOUPED      RECOUPED    RECOUPED
                                                                  --------      --------    --------
ProFund VP Bull ............................................        $ -0-         $  -0-       $ -0-
ProFund VP Small-Cap .......................................          -0-            -0-         -0-
ProFund VP OTC..............................................          -0-         27,011         -0-
ProFund VP Large-Cap Value .................................          N/A            -0-         -0-
ProFund VP Large-Cap Growth ................................          N/A            -0-       4,731
ProFund VP Mid-Cap Value....................................          -0-         41,075       4,569
ProFund VP Mid-Cap Growth ..................................          -0-         21,484       7,401
ProFund VP Small-Cap Value .................................          -0-         55,430       5,000
ProFund VP Small-Cap Growth ................................          -0-         32,077         -0-
ProFund VP Asia 30 .........................................          -0-          2,486         -0-
ProFund VP Europe 30........................................          -0-         21,392         -0-

ProFund VP Japan............................................          -0-          2,285         -0-
ProFund VP UltraBull .......................................          -0-         30,394      23,162
ProFund VP UltraMid-Cap ....................................          -0-         30,109      19,198
ProFund VP UltraSmall-Cap...................................          -0-         52,571      20,000
ProFund VP UltraOTC ........................................          -0-         47,426       5,792
ProFund VP Bear ............................................          -0-         25,151       9,561
ProFund VP Short Mid-Cap....................................          N/A            -0-         -0-
ProFund VP Short Small- Cap ................................          -0-            -0-      10,181
ProFund VP Short OTC........................................          -0-          2,551         -0-
ProFund VP Banks............................................          -0-          1,059         -0-
ProFund VP Basic Materials .................................          -0-         12,226         -0-
ProFund VP Biotechnology....................................          -0-         12,699      11,545
ProFund VP Consumer Goods ..................................          -0-            -0-         -0-
ProFund VP Consumer Services ...............................          -0-            -0-         -0-
ProFund VP Financials ......................................          -0-         22,697       6,000
ProFund VP Health Care .....................................          -0-         24,449      10,064
ProFund VP Industrials .....................................          -0-            -0-         -0-
ProFund VP Internet ........................................          -0-          7,977       1,800
ProFund VP Oil & Gas .......................................          -0-         38,528      11,928
ProFund VP Pharmaceuticals .................................          -0-          5,186       2,858
ProFund VP Precious Metals .................................          -0-            742         -0-
ProFund VP Real Estate .....................................          -0-         41,378       3,366
ProFund VP Semiconductor....................................          -0-            -0-         -0-
ProFund VP Technology ......................................          -0-         16,690         -0-
ProFund VP Telecommunications ..............................          -0-         10,007         -0-
ProFund VP Utilities .......................................          -0-         26,401      24,895
ProFund VP U.S. Government Plus ............................          -0-          5,184         -0-
ProFund VP Rising Rates Opportunity ........................          -0-          7,932         -0-
ProFund VP Money Market ....................................          -0-            -0-         -0-

      The Trust's Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

       o the fairness and reasonableness of the fees and the profitability of the Advisor's relationship with the ProFunds VP,

       o  the quality of the services provided,

       o  the knowledge and expertise of the Advisor's staff,

       o  the Advisor's overall reputation, resources and staffing, and

       o other factors deemed relevant at the time of approval for the Agreement.

      For these services, the ProFunds VP pay to ProFunds Advisors a fee at the annual rate of 0.15% of its average daily net assets.

      For the fiscal years ended December 31, 2003, 2004 and 2005, the Advisor was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds VP:

                        MANAGEMENT SERVICES FEES
                               FYE 12/31

                                                                     2003                     2004                    2005
                                                             -------------------    ---------------------   ---------------------
                                                              EARNED     WAIVED       EARNED     WAIVED       EARNED      WAIVED
                                                             --------   --------    ----------- ---------   ----------  ---------
ProFund VP Bull ...................................         $ 164,762        --      $ 428,228       --      $ 366,175        --
ProFund VP Small-Cap ..............................            90,976        --        174,907       --        167,799        --
ProFund VP OTC.....................................           165,313        --        176,156       --        132,534        --
ProFund VP Large-Cap Value.........................               N/A       N/A          1,862       124        57,144      1,043
ProFund VP Large-Cap Growth........................               N/A       N/A            656       656        45,922        --
ProFund VP Mid-Cap Value..........................             34,846     3,776        131,395       --        172,907        --
ProFund VP Mid-Cap Growth ........................             47,995     2,068         71,217       --        119,042        --

ProFund VP Small-Cap Value .......................           59,763        6,559     150,814           --    119,773          --
ProFund VP Small-Cap Growth.......................           88,621        1,883     164,486           --    209,825          --
ProFund VP Asia 30 ................................          31,759          --       56,578           --     70,433          --
ProFund VP Europe 30...............................         102,911          --      188,157           --    163,934          --
ProFund VP Japan ..................................          22,457          --       46,379           --     60,832          --
ProFund VP UltraBull ..............................          59,579       14,460     121,687           --    110,889          --
ProFund VP UltraMid-Cap...........................           33,470        3,929      74,214           --    107,332          --
ProFund VP UltraSmall-Cap .........................          81,450        2,190     113,516           --     80,731          --
ProFund VP UltraOTC................................          97,278        2,627     149,609           --    136,234          --
ProFund VP Bear....................................         174,939          --       94,164           --    101,393          --
ProFund VP Short Mid-Cap...........................             N/A          N/A          71            71     5,472        1,665
Pro Fund VP Short Small-Cap........................           1,344        1,083       1,876           636    31,398          --
ProFund VP Short OTC ..............................          57,388          425      78,412           --     62,525          --
ProFund VP Banks ..................................           8,368        2,943      22,349           --     12,798          736
ProFund VP Basic Materials ........................          14,688          913      33,999           --     35,244          --
ProFund VP Biotechnology ..........................          33,946        2,453      30,226           --     30,933          --
ProFund VP Consumer Goods..........................           5,692        2,191      21,880           136    15,522        1,772
ProFund VP Consumer Services ......................           5,951        2,475       7,415         1,842     8,116        4,498
ProFund VP Financials .............................          23,563        2,483      42,966           --     36,665          --
ProFund VP Health Care.............................          28,538        2,002      61,542           --     74,156          --
ProFund VP Industrials ............................           5,253        1,603      16,848           274    13,021        2,718
ProFund VP Internet ...............................          26,485          980      28,774           --     24,318          --
ProFund VP Oil & Gas ..............................          21,622        2,732     116,481           --    227,647          --
ProFund VP Pharmaceuticals ........................          10,624          942      16,558           --     18,396          --
ProFund VP Precious Metals ........................          62,710          124      89,653           --     97,951          --
ProFund VP Real Estate ............................          36,143        1,790      96,227           --     82,756          --
ProFund VP Semiconductor ..........................          19,275        1,598      16,012           231    16,742          --
ProFund VP Technology .............................          31,119          --       36,664           --     26,861          --
ProFund VP Telecommunications......................          10,328        1,016      23,007           --     14,633          --
ProFund VP Utilities ..............................          29,129        2,534      53,627           --    140,609          --
ProFund VP U.S. Government Plus ...................          80,981        1,196      66,347           --     90,934          --
ProFund VP Rising Rates Opportunity ...............          59,608         --       256,825           --    253,925          --
ProFund VP Money Market ...........................         100,625       48,147      53,324         6,726    65,881          --

      Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

PROFUND ADVISORS PORTFOLIO MANAGER COMPENSATION

      ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager's salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager's relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

      The annual incentive bonus opportunity provides cash bonuses based upon the firm's overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

      Portfolio managers are eligible to participate in the firm's standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

      Portfolio managers are generally responsible for multiple investment company accounts and, in one case, a pooled investment vehicle. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts as of December 31, 2005, unless otherwise noted.

                                                             NUMBER OF REGISTERED      NUMBER OF OTHER
                                                              INVESTMENT COMPANY      POOLED INVESTMENT     NUMBER OF OTHER
                                                                    ACCOUNTS               VEHICLES             ACCOUNTS
  NAME OF PORTFOLIO MANAGER                                      (TOTAL ASSETS)         (TOTAL ASSETS)       (TOTAL ASSETS)
========================================================     --------------------     -----------------     ---------------
Agustin Fleites.........................................            93                      1
                                                             $(6,911,396,703)         $(26,100,000)                0
George Foster...........................................            93                      1
                                                             $(6,911,396,703)         $(26,100,000)                0
Elisa Petit.............................................            35
                                                             $(3,654,982,474)               0                      0
Michael Neches .........................................            49
                                                             $(2,236,996,328)               0                      0
Howard Rubin ...........................................            44
                                                             $(4,674,400,376)               0                      0
Hratch Najarian.........................................            49
                                                             $(2,236,996,328)               0                      0
Christian Saarbach......................................             5
                                                              $(727,644,971)                0                      0
Erik Benke ...............................................          33
                                                             $(3,575,146,975)               0                      0
Adam Croll ..............................................           33
                                                             $(3,575,146,975)               0                      0
Ryan Dofflemeyer........................................             5
                                                             $(727,644,971)                 0                      0

     Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ProFunds family of investment companies as of December 31, 2005 or as otherwise noted.

                                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                 DOLLAR RANGE OF EQUITY SECURITIES            SECURITIES IN ALL REGISTERED
                                                    IN THE FUNDS MANAGED BY THE                INVESTMENT COMPANIES IN THE
  NAME OF PORTFOLIO MANAGER                               PORTFOLIO MANAGER                           PROFUNDS FAMILY
  =====================================          ---------------------------------          ---------------------------------
Agustin Fleites .......................          $                               0          $                               0
George Foster..........................          $                               0          $                               0
Hratch Najarian........................          $                               0          $                               0
Michael Neches ........................          $                               0          $                               0
Elisa Petit ...........................          $                               0          $                               0
Howard Rubin...........................          $                               0          $                               0
Christian Saarbach.....................          $                               0          $                               0
Erik Benke.............................          $                               0          $                               0
Adam Croll.............................          $                               0          $                               0
Ryan Dofflemeyer.......................          $                               0          $                               0

CODES OF ETHICS

     The Trust, the Advisor, and ProFunds Distributors, Inc. (the "Distributor") each have adopted a code of ethics (each, a "COE" and collectively, the "COEs") as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP. There can be no assurance that the COEs will be effective in preventing such activities. The COEs permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund VP; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor's COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COEs are on file with the SEC and are available to the public.

PROXY VOTING POLICY AND PROCEDURES

BACKGROUND

     The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds VP, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board's continuing oversight.

POLICIES AND PROCEDURES

     The Advisor's proxy voting policies and procedures (the "Guidelines") are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor's Proxy Oversight Committee (the "Proxy Committee") exercises and documents the Advisor's responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor's Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor's Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

     To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy -related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS's management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

     The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

    o Election of Directors - considering factors such as director qualifications, term of office, age limits.

    o Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

    o Election of Auditors - considering factors such as independence and reputation of the auditing firm.

    o Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

    o Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

    o Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

    o Capital Structure - considering factors such as common stock authorization and stock distributions.

    o Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

    o State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

    o Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

    o Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

    o Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

     A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

CONFLICTS OF INTEREST

     From time to time, proxy issues may pose a material conflict of interest between the ProFund VP's shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor's activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

RECORD OF PROXY VOTING

     The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how a ProFund VP voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005 is available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds web site, and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

     A complete schedule of each ProFund VP's portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability ("Non-Standard Disclosure") as frequently as daily to ProFund Advisors LLC, BISYS Fund Services, UMB Bank, N.A., ProFunds Distributors, Inc. (collectively, the "Service Providers") and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds VP or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds VP nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

     Non-Standard Disclosure may be authorized by the ProFunds VP's Chief Compliance Officer ("CCO") or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund's shareholders, no conflict exists between the interests of a ProFund VP's shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy and will review the Policy annually. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust's Service Providers receive non-standard disclosure.

ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and an affiliate of the Distributor. BISYS acts as Administrator to the ProFunds VP. The Administrator provides ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds VP under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

     The Trust pays BISYS an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust's average monthly net assets up to $2 billion to 0.005% of the Trust's average monthly net assets in excess of $10 billion on an annual basis.

     For the fiscal years ended December 31, 2003, 2004 and 2005, BISYS, as Administrator was paid, and voluntarily waived, administration fees in the following amounts for each of the ProFunds VP:

                                                                             ADMINISTRATION FEES
                                                                                   FYE 12/31
                                                   ---------------------------------------------------------------------
                                                            2003                    2004                    2005
                                                   ---------------------     -------------------    --------------------
                                                     EARNED     WAIVED        EARNED     WAIVED       EARNED     WAIVED
                                                   ---------   --------      --------   --------    ---------   --------
ProFund VP Bull.................................   $ 52,126      --          $ 94,380      --       $ 78,799        --
ProFund VP Small-Cap............................     28,543      --            38,644      --         36,084        --
ProFund VP OTC..................................     52,355      --            38,863      --         28,403        --

ProFund VP Large-Cap Value......................        N/A      N/A              232      --         12,148        --
ProFund VP Large-Cap Growth.....................        N/A      N/A               97      --          9,651        --
ProFund VP Mid-Cap Value........................     10,897      --            28,979      --         37,243        --
ProFund VP Mid-Cap Growth.......................     15,081      --            15,680      --         25,474        --
ProFund VP Small-Cap Value......................     18,574      --            33,160      --         25,837        --
ProFund VP Small-Cap Growth.....................     27,803      --            35,939      --         44,771        --
ProFund VP Asia 30..............................      9,891      --            12,520      --         15,067        --
ProFund VP Europe 30............................     32,396      --            41,566      --         35,194        --
ProFund VP Japan................................      7,039      --            10,275      --         12,833        --
ProFund VP UltraBull ...........................     18,982      --            26,861      --         23,923        --
ProFund VP UltraMid-Cap.........................     10,475      --            16,303      --         22,958        --
ProFund VP UltraSmall-Cap ......................     25,619      --            24,913      --         17,288        --
ProFund VP UltraOTC.............................     30,743      --            33,261      --         29,245        --
ProFund VP Bear.................................     55,931      --            20,957      --         21,837        --
ProFund VP Short Mid-Cap........................        N/A      N/A              --       --          1,024        --
ProFund VP Short Small-Cap......................        360      --               408      --          6,771        --
ProFund VP Short OTC............................     18,267      --            17,534      --         13,532        --
ProFund VP Banks ...............................      2,647      --             4,953      --          2,746        --
ProFund VP Basic Materials......................      4,571      --             7,501      --          7,597        --
ProFund VP Biotechnology .......................     10,848      --             6,703      --          6,618        --
ProFund VP Consumer Goods.......................      1,796      --             4,842      --          3,361        --
ProFund VP Consumer Services ...................      1,902      --             1,631      --          1,753        --
ProFund VP Financials...........................      7,496      --             9,524      --          7,835        --
ProFund VP Health Care..........................      9,061      --            13,643      --         16,005        --
ProFund VP Industrials .........................      1,636      --             3,709      --          2,803        --
ProFund VP Internet.............................      8,391      --             6,303      --          5,155        --
ProFund VP Oil & Gas............................      6,858      --            25,759      --         48,840        --
ProFund VP Pharmaceuticals .....................      3,362      --             3,665      --          3,987        --
ProFund VP Precious Metals .....................     19,815      --            19,827      --         20,962        --
ProFund VP Real Estate..........................     11,450      --            21,243      --         17,835        --
ProFund VP Semiconductor........................      6,036      --             3,542      --          3,574        --
ProFund VP Technology...........................      9,819      --             8,108      --          5,757        --
ProFund VP Telecommunications...................      3,321      --             5,084      --          3,157        --
ProFund VP Utilities ...........................      9,290      --            11,808      --         30,245        --
ProFund VP U.S. Government Plus.................     26,048      --            14,746      --         19,465        --
ProFund VP Rising Rates Opportunity.............     18,591      --            56,552      --         54,797        --
ProFund VP Money Market.........................     32,374      --            11,855      --         14,106        --

     Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

     BISYS Funds Services, Inc. ("BFSI"), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an affiliate of BISYS and the Distributor. BFSI acts as fund accounting agent for each series of the Trust. The Trust pays BFSI an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust's average monthly net assets up to $1 billion to 0.00375% of the Trust's average monthly net assets in excess of $10 billion, on an annual basis.

     For the fiscal years ended December 31, 2003, 2004 and 2005, BFSI, fund accounting agent, was paid fees in the following amounts for each of the ProFunds VP:

                                                                            FUND ACCOUNTING FEES
                                                                                   FYE 12/31
                                                   ---------------------------------------------------------------------
                                                            2003                    2004                    2005
                                                   ---------------------     -------------------    --------------------
                                                     EARNED     WAIVED        EARNED     WAIVED       EARNED     WAIVED
                                                   ---------   --------      --------   --------    ---------   --------
ProFund VP Bull.................................   $ 85,354      --          $ 134,905     --       $ 116,494       --
ProFund VP Small-Cap............................     44,545      --             55,365     --          58,235       --
ProFund VP OTC..................................     86,041      --             55,617     --          42,089       --
ProFund VP Large-Cap Value......................        N/A      N/A            41,494     --          18,903       --
ProFund VP Large-Cap Growth.....................        N/A      N/A            22,375     --          16,387       --
ProFund VP Mid-Cap Value........................     16,694      --                316     --          55,497       --
ProFund VP Mid-Cap Growth.......................     23,806      --                129     --          37,770       --


ProFund VP Small-Cap Value......................     27,446      --             47,243     --          39,265       --
ProFund VP Small-Cap Growth.....................     43,438      --             50,647     --          65,381       --
ProFund VP Asia 30..............................     14,770      --             17,982     --          22,006       --
ProFund VP Europe 30............................     51,551      --             59,485     --          51,032       --
ProFund VP Japan................................     10,945      --             14,821     --          18,363       --
ProFund VP UltraBull ...........................     32,122      --             38,415     --          38,352       --
ProFund VP UltraMid-Cap.........................     16,098      --             23,189     --          35,371       --
ProFund VP UltraSmall-Cap ......................     40,456      --             35,344     --          29,242       --
ProFund VP UltraOTC.............................     49,668      --             47,550     --          42,532       --
ProFund VP Bear.................................     97,039      --             30,330     --          31,877       --
ProFund VP Short Mid-Cap........................        N/A      N/A                --     --           1,480       --
ProFund VP Short Small-Cap......................        641      --                576     --           9,965       --
ProFund VP Short OTC............................     31,152      --             25,588     --          19,641       --
ProFund VP Banks ...............................      4,340      --              7,117     --           4,696       --
ProFund VP Basic Materials......................      6,620      --             10,719     --          11,424       --
ProFund VP Biotechnology .......................     18,765      --              9,662     --           9,548       --
ProFund VP Consumer Goods.......................      2,906      --              6,990     --           5,952       --
ProFund VP Consumer Services ...................      3,159      --              2,324     --           4,109       --
ProFund VP Financials...........................     12,643      --             13,707     --          13,023       --
ProFund VP Health Care..........................     15,180      --             19,679     --          24,447       --
ProFund VP Industrials .........................      2,451      --              5,311     --           5,576       --
ProFund VP Internet.............................     13,813      --              8,958     --           7,769       --
ProFund VP Oil & Gas............................     11,363      --             36,945     --          70,401       --
ProFund VP Pharmaceuticals .....................      5,563      --              5,281     --           5,936       --
ProFund VP Precious Metals .....................      2,094      --             28,446     --          29,934       --
ProFund VP Real Estate..........................     18,863      --             30,384     --          26,208       --
ProFund VP Semiconductor........................      9,305      --              5,079     --           5,588       --
ProFund VP Technology...........................     15,842      --             11,633     --           9,665       --
ProFund VP Telecommunications...................      5,843      --              7,276     --           4,811       --
ProFund VP Utilities ...........................     15,920      --             16,800     --          43,989       --
ProFund VP U.S. Government Plus.................     46,532      --             21,286     --          28,125       --
ProFund VP Rising Rates Opportunity.............     28,128      --             80,915     --          79,790       --
ProFund VP Money Market.........................     57,957      --             17,126     --          21,833       --

     Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2005.

     BFSI also acts as transfer agent for each series of the Trust, for which BFSI receives additional fees.

     The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP and, in general, assists the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds VP. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

CUSTODIAN

     UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

     For each of the ProFunds VP, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund VP; receives and delivers all assets for each ProFund VP upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund VP and pays all expenses of the ProFunds VP. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP ("PwC") served as the Fund's independent registered public accounting firm for the Fund's fiscal year ended December 31, 2005 and provided audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PwC's address is is 100 East Broad Street, Columbus, Ohio 43215.

Ernst & Young LLP ("E&Y") serves as the Fund's independent registered public accounting firm for the Fund's current fiscal year and provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. E&Y's address is 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215.

LEGAL COUNSEL

     Ropes & Gray LLP serves as counsel to the ProFunds VP. The firm's address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

     ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds VP on a continuous basis. ProFunds Distributors, Inc. receives no compensation from the ProFunds VP for serving as dis tributor. ProFunds Distributors, Inc.'s address is 3435 Stelzer Road, Columbus, Ohio 43219.

DISTRIBUTION (12b-1) PLAN

     Pursuant to a 12b-1 Plan ("Distribution Plan"), the ProFunds VP may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

     The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution services with respect to the shares of the ProFund VP for such entities' fees or expenses incurred or paid in that regard.

     The Distribution Plan is of a type known as a "compensation" plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan's renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

     The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of a majority of the Trustees who are not "interested persons" of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

     For the fiscal year ended December 31, 2005, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan for distribution services with respect to the shares of the ProFund VP:

  FUND                                                                             PAID                WAIVED
  ===================================================================          ------------         --------------
ProFund VP Bull .....................................................          $ 610,288                       --
ProFund VP Small-Cap ................................................            279,664                       --
ProFund VP OTC.......................................................            220,889                       --
ProFund VP Large-Cap Value...........................................             95,233                       --
ProFund VP Large-Cap Growth..........................................             76,541                       --
ProFund VP Mid-Cap Value.............................................            288,178                       --
ProFund VP Mid-Cap Growth ...........................................            198,402                       --
ProFund VP Small-Cap Value ..........................................            199,595                       --
ProFund VP Small-Cap Growth..........................................            349,680                       --
ProFund VP Asia 30 ..................................................            117,388                       --
ProFund VP Europe 30.................................................            273,222                       --
ProFund VP Japan.....................................................            101,387                       --
ProFund VP UltraBull ................................................            184,595                       --
ProFund VP UltraMid-Cap..............................................            178,859                       --
ProFund VP UltraSmall-Cap............................................            134,524                       --
ProFund VP UltraOTC..................................................            226,758                       --
ProFund VP Bear......................................................            168,919                       --
ProFund VP Short Mid-Cap.............................................              8,838                       --
ProFund VP Short Small-Cap...........................................             52,236                       --
ProFund VP Short OTC.............................................. ..            104,122                       --
ProFund VP Banks.....................................................             21,330                       --
ProFund VP Basic Materials ..........................................             58,740                       --
ProFund VP Biotechnology.............................................             51,554                       --
ProFund VP Consumer Goods............................................             25,870                       --
ProFund VP Consumer Services.........................................             13,526                       --
ProFund VP Financials ...............................................             61,108                       --
ProFund VP Health Care...............................................            123,593                       --
ProFund VP Industrials ..............................................             21,701                       --
ProFund VP Internet .................................................             40,526                       --
ProFund VP Oil & Gas ................................................            379,409                       --
ProFund VP Pharmaceuticals...........................................             30,660                       --
ProFund VP Precious Metals ..........................................            163,251                       --
ProFund VP Real Estate ..............................................            137,926                       --
ProFund VP Semiconductor.............................................             27,904                       --
ProFund VP Technology ...............................................             44,768                       --
ProFund VP Telecommunications........................................             24,388                       --
ProFund VP Utilities.................................................            234,347                       --
ProFund VP U.S. Government Plus .....................................            151,291                       --
ProFund VP Rising Rates Opportunity..................................            423,098                       --
ProFund VP Money Market .............................................            106,461                       --

     Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

ADMINISTRATIVE SERVICES

     The Trust, on behalf of the ProFunds VP, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer's separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the ProFund VP's investment objectives, investment programs, policies and performance; transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP; and providing any related services as the ProFunds VP or their investors may reasonably request. Because of the relatively higher volume of transactions in

ProFunds VP, generally, ProFunds VP are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds VP, they are included in the amount appearing opposite the caption "Other Expenses" under "Annual Fund Operating Expenses" in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services.

Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund VP.

     For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.50% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer's separate account, or an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

     For the fiscal years ended December 31, 2003, 2004 and 2005, each ProFund VP listed below paid the following administrative services fees:

                                                                           ADMINISTRATIVE SERVICE FEES
                                                                                     FYE 12/31
                                                                  -----------------------------------------------
                                                                     2003             2004                2005
                                                                  ---------        -----------        -----------
ProFund VP Bull ...........................................       $ 415,810        $ 1,204,825        $ 1,024,439
ProFund VP Small-Cap ......................................         146,571            291,507            279,288
ProFund VP OTC.............................................         551,575            587,461            441,047
ProFund VP Large-Cap Value.................................             N/A              2,081            186,471
ProFund VP Large-Cap Growth................................             N/A                935            149,769
ProFund VP Mid-Cap Value...................................         116,251            438,306            575,971
ProFund VP Mid-Cap Growth .................................         160,080            237,487            396,787
ProFund VP Small-Cap Value ................................         199,365            497,456            393,029
ProFund VP Small-Cap Growth................................         295,631            546,954            686,891
ProFund VP Asia 30 ........................................         105,966            188,196            226,622
ProFund VP Europe 30.......................................         303,570            539,745            461,609
ProFund VP Japan...........................................          74,874            154,582            202,876
ProFund VP UltraBull ......................................         184,739            357,359            322,040
ProFund VP UltraMid-Cap....................................         102,501            234,834            351,643
ProFund VP UltraSmall-Cap..................................         260,330            361,588            259,842
ProFund VP UltraOTC........................................         314,953            491,262            446,704
ProFund VP Bear............................................         574,493            306,066            333,722
ProFund VP Short Mid-Cap...................................             N/A                189             17,696
ProFund VP Short Small-Cap.................................              15              1,584            102,670
ProFund VP Short OTC.......................................         186,764            255,216            203,615
ProFund VP Banks...........................................          27,910             74,348             42,623
ProFund VP Basic Materials ................................          49,091            113,082            117,331
ProFund VP Biotechnology...................................         113,234            100,835            103,090
ProFund VP Consumer Goods..................................          18,984             72,955             51,717
ProFund VP Consumer Services...............................          20,001             24,733             27,019
ProFund VP Financials .....................................          68,871            121,999            104,914
ProFund VP Health Care.....................................          86,974            186,443            228,476
ProFund VP Industrials ....................................          17,527             56,183             43,402
ProFund VP Internet .......................................          88,326             95,835             81,056
ProFund VP Oil & Gas ......................................          72,119            387,576            758,620
ProFund VP Pharmaceuticals.................................          35,297             55,129             61,197
ProFund VP Precious Metals ................................         209,260            298,827            326,409
ProFund VP Real Estate ....................................         115,392            314,675            273,790
ProFund VP Semiconductor...................................          64,309             53,397             55,813
ProFund VP Technology .....................................          78,361             94,415             71,088
ProFund VP Telecommunications..............................          34,575             76,417             48,664
ProFund VP Utilities.......................................          97,145            178,342            468,592
ProFund VP U.S. Government Plus ...........................         269,505            220,170            296,076
ProFund VP Rising Rates Opportunity .......................         178,963            699,790            659,132

ProFund VP Money Market ...................................           1,965              2,889              3,772

     Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

                               COSTS AND EXPENSES

     Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include, without limitation: the investment advisory fee, the management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees' fees and expenses.

          ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

     The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

     All shares of the ProFunds VP are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

     Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFund VP's shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

     The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any ProFund VP's shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds VP itself would not be able to meet the Trust's obligations and this risk, thus, should be considered remote.

     If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

                                 CAPITALIZATION

     As of April 1, 2006, no person owned of record, or to the knowledge of management, beneficially owned, five percent or more of the outstanding shares of a ProFund VP except as set forth below (ProFunds VP are listed in alphabetical order):

                                                                                                    PERCENT OF THE
                                                                                                      CLASS TOTAL
                                                                                                     ASSETS HELD BY
  FUND/CLASS                                                                NO. OF SHARES           THE SHAREHOLDER
  ===========================================================            -----------------       -------------------
PROFUND VP ASIA 30
AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                  1837219.803                    94.76%

JEFFERSON PILOT FINANCIALINSURANCE COM
ONE GRANITE PLACE 1S 03

CONCORD NH 03301                                                               100013.992                     5.16%

PROFUND VP BANKS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                  268698.662                    99.91%

PROFUND VP BASIC MATERIALS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                  862039.230                    99.98%

PROFUND VP BEAR

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 1502218.129                    97.49%

PROFUND VP BIOTECHNOLOGY

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                  997038.839                    99.74%

PROFUND VP BULL

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 5365575.616                    71.31%
ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR
W CHESTER PA 19380                                                            2125901.429                    28.25%

PROFUND VP CONSUMER GOODS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                  234061.600                   100.00%

PROFUND VP CONSUMER SERVICES

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                  139363.846                   100.00%

PROFUND VP EUROPE 30.........................................

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 3415137.537                    68.74%

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR
W CHESTER PA 19380...........................................                 1384980.983                    27.88%

PROFUND VP FINANCIALS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 1434295.195                    87.44%

JEFFERSON PILOT FINANCIAL INSURANCE COM
ONE GRANITE PLACE 1S 03
CONCORD NH 03301                                                               197066.785                    12.01%

PROFUND VP HEALTH CARE

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 1158203.432                    89.72%

JEFFERSON PILOT FINANCIAL INSURANCE COM
ONE GRANITE PLACE 1S 03
CONCORD NH 03301                                                               121286.910                     9.40%

PROFUND VP INDUSTRIALS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                  880618.634                   100.00%

PROFUND VP INTERNET

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                  208704.277                   100.00%

PROFUND VP JAPAN

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 2511422.258                    99.99%

PROFUND VP LARGE CAP GROWTH

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 2093802.959                    99.33%

PROFUND VP LARGE CAP VALUE

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 2033167.987                    98.63%

PROFUND VP MID-CAP GROWTH ...................................

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 3204281.341                    99.96%

PROFUND VP MID-CAP VALUE

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                   2931463.094                  99.35%

PROFUND VP MONEY MARKET

SUN LIFE ASSURANCE COMPANY OF CANADA-US
ONE SUN LIFE EXECUTIVE PARK
WELLESLEY HILLS MA 02481 ....................................                 101334281.743                  60.98%

CANADA LIFE INS CO OF AMERICA
8515 E ORCHARD ROAD
GREENWOOD VILLAGE CO 80111                                                     45144640.140                  27.17%

AMERITAS VARIABLE LIFE INSURANCE COMPANY
5900 'O' STREET
LINCOLN NE 68510                                                               18007912.340                  10.84%

PROFUND VP OIL & GAS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                   3240764.133                  99.71%

PROFUND VP OTC

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                   5891066.307                  99.61%

PROFUND VP PHARMACEUTICALS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                    687515.682                 100.00%

PROFUND VP PRECIOUS METALS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                   3039494.551                  99.91%

PROFUND VP REAL ESTATE

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                   1484887.761                  99.38%

PROFUND VP RISING RATES OPPORTUNITY..........................

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                   3972124.320                  52.79%

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR
W CHESTER PA 19380 ..........................................                   2929780.555                  38.94%

MONY LIFE INSURANCE COMPANY OF AMERICA
1740 BROADWAY MD 6-36
NEW YORK NY 10019............................................                  484512.068                     6.44%

PROFUND VP SEMICONDUCTOR

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                  524680.015                   100.00%

PROFUND VP SHORT MID-CAP

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                   98328.954                    95.93%

PROFUND VP SHORT OTC

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 1719695.133                    98.98%

PROFUND VP SHORT SMALL-CAP

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                  360660.871                    99.85%

PROFUND VP SMALL-CAP

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR
W CHESTER PA 19380...........................................                 3507802.439                    99.19%

PROFUND VP SMALL-CAP GROWTH

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 4605786.762                    97.94%

PROFUND VP SMALL-CAP VALUE

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 2715540.320                    97.14%

PROFUND VP TECHNOLOGY

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                  947850.206                    77.57%

JEFFERSON PILOT FINANCIAL INSURANCE COM......................
ONE GRANITE PLACE 1S 03
CONCORD NH 03301.............................................                  272100.004                    22.27%

PROFUND VP TELECOMMUNICATIONS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883...........................................               2420533.234                    99.96%

PROFUND VP U.S. GOVERNMENT PLUS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883...........................................               1575435.462                    97.85%

PROFUND VP ULTRA MID-CAP

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883...........................................               3052487.120                    99.23%

PROFUND VP ULTRABULL

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883...........................................               1722650.077                    78.42%

MONY LIFE INSURANCE COMPANY OF AMERICA
1740 BROADWAY MD 6-36
NEW YORK NY 10019 ............................................                 364972.271                    16.62%

PROFUND VP ULTRAOTC

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883..........................................                1716524.238                    98.88%

PROFUND VP ULTRASMALL-CAP

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 3489029.399                    98.39%

PROFUND VP UTILITIES

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883.........................................                 2088394.530                   100.00%

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a ProFund VP may be deemed a "control person" (as defined in the 1940 Act) of the ProFund VP and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund VP.

                                    TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     TAXATION OF THE SHAREHOLDERS. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts ("VA Contracts"), variable life insurance policies ("VLI Policies") or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company "segregated asset accounts" will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

     The discussion below is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts and qualified pension or retirement plans. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

     For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a ProFund VP, no attempt is made here to particularly describe the tax aspects of an investment in such a ProFund VP.

     TAXATION OF THE FUND. Each of the ProFunds VP intends to be taxed each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the assets of the ProFund VP is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the total assets of the ProFund VP and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (x) the securities (other than those of the U.S. Government or the regulated investment companies) of any one issuer or of two or more issuers which such ProFund VP controls and which are engaged in the same, similar, or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below). In the case of each ProFund VP's investments in loan participations, such ProFund VP shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

     In general, for purposes of the 90% gross income requirement described in
(a) in the paragraph above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the Qualifying Income described in
(a) in the paragraph above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) in the paragraph above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

     As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

     If a ProFund VP failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described above, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the ProFund VP could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

     As described in the Prospectus, the ProFunds VP Rising and Falling U.S. Dollar intend to achieve their investment objective by having significant exposure to foreign currencies and by taking positions significantly in forward currency contracts. As described above, at least 90% of a fund's gross income for each taxable year must be Qualifying Income. The Code grants the Secretary of the Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as Qualifying Income in cases where the foreign currency gains are not directly related to the company's principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively. If a ProFund were to fail to qualify as a regulated investment company in any year, then the ProFund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences as described above.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

     Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act (in the case of ProFund VP Money Market) and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, these regulations are imposed on the assets of the ProFund VP. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a ProFund VP to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

     The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holders' control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, ProFunds VP are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, energy stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks, energy stocks, and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations recently proposed by the Treasury Department relating to (section) 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in ProFunds VP described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as ProFunds VP, and such guidance could affect the treatment of the ProFunds VP described herein, including retroactively.

     In the event that additional rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

     Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

     From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

     The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

     Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

     Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a ProFund VP may be subject to substantial short-term changes.

YIELD CALCULATIONS

     From time to time, ProFund VP Money Market may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of ProFund VP Money Market refers to the income generated by an investment in ProFund VP Money Market over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in ProFund VP Money Market is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in ProFund VP Money Market's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of ProFund VP Money Market should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

     Performance of a ProFund VP may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a ProFund VP may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the Board of Trade of the City of New York, Inc. and the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP's investment performance. In particular, performance information for the ProFunds VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index(R) , among others.

     In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP.

     Further information about the performance of the ProFunds VP will be contained in the ProFunds' VP annual and semi-annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

OTHER INFORMATION

     The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange, the Frank Russell Company or Dow Jones, and neither Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange nor the Frank Russell Company make any representations regarding the advisability of investing in securities generally or in the ProFunds VP particularly or in the ability of any of the indices related to such companies, as set forth below (the "Indices"), to track general stock market performance. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," "500(R)," "S&P MidCap 400," Standard & Poor's Mid-Cap 400," "S&P Small-Cap 600," "Standard & Poor's Small-Cap 600," "S&P 500/Citigroup Value Index," "S&P 500/Citigroup Growth Index," "S&P Mid-Cap 400/Citigroup Growth Index," "S&P Mid-Cap 400/Citigroup Value Index," "S&P Small-Cap 600/Citigroup Growth Index," and "S&P Small-Cap 600/Citigroup Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc., "New York Board of Trade(R)", "NYBOT", "The U.S. Dollar Index(R)" and "USDX(R)" are trademarks or service marks of the Board of Trade of the City of New York, Inc. and have been licensed for use by ProFunds. "Russell 2000(R) Index" is a trademark of the Frank Russell Company. "NASDAQ-100 Index(R)" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). "Philadelphia Stock Exchange(TM) Gold/Silver Sector(SM) Index" is a service mark of the Philadelphia Stock Exchange. "Dow Jones, "Dow 30," "Dow Jones Industrial Average," "DJIA," and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

     An index provider's only relationship to the ProFunds VP, as series of ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds VP or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indices. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX(R) OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX(R) OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     "Dow Jones" and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

    o Sponsor, endorse, sell or promote the ProFund VP UltraDow 30 or Sector ProFunds VP (together, the "ProFunds").

    o Recommend that any person invest in the ProFunds VP or any other securities.

    o Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

    o Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

    o Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

    o The results to be obtained by the ProFunds VP, investors in the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

    o The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

    o The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

                              FINANCIAL STATEMENTS

     The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 2005 are incorporated herein by reference to the respective Annual Report of the ProFunds VP, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning
(888) 776-3637.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                                        APPENDIX A
                                                 PROFUNDS EUROPE 30 INDEX
                                                   AS OF MARCH 31, 2006

  NAME                                                   TICKER          TYPE                INDUSTRY           COUNTRY
  ===============================================       =======      ------------      --------------------   -----------
AU OPTRONICS CORP................................       AUO          ADR               Electronics            TAIWAN
BMP BILLITON LTD.................................       BHP          ADR               Mining                 AUSTRALIA
CNOOC LTD .......................................       CEO          ADR               Oil&Gas                HONG KONG
CHINA MOBILE HK LTD .............................       CHL          ADR               Telecommunications     HONG KONG
CHUNGHWA TELECOM CO LTD .........................       CHT          ADR               Telecommunications     TAIWAN
CREATIVE TECHNOLOGY LTD .........................       CREAF        Common Stock      Computers              SINGAPORE
CTRIP.COM INTERNATIONAL..........................       CTRP         ADR               Internet               CHINA
CHINA YUCHAI INTL LTD............................       CYD          Common Stock      Auto Parts&Equipment   SINGAPORE
FLEXTRONICS INTL LTD ............................       FLEX         Common Stock      Electronics            SINGAPORE
ICICI BANK LTD ..................................       IBN          ADR               Banks                  INDIA
INFOSYS TECHNOLOGIES ............................       INFY         ADR               Software               INDIA
KOOKMIN BANK.....................................       KB           ADR               Banks                  SOUTH KOREA
KOREA ELEC POWER CORP ...........................       KEP          ADR               Electric               SOUTH KOREA
KT CORP..........................................       KTC          ADR               Telecommunications     SOUTH KOREA
LG.PHILIPS LCD CO LTD............................       LPL          ADR               Electronics            SOUTH KOREA
NAM TAI ELECTRONICS INC..........................       NTE          Common Stock      Electronics            HONG KONG
NETEASE.COM INC..................................       NTES         ADR               Internet               CHINA
PACIFICNET INC...................................       PACT         Common Stock      Computers              HONG KONG
POSCO............................................       PKX          ADR               Iron/Steel             SOUTH KOREA
PETROCHINA CO LTD................................       PTR          ADR               Oil&Gas                CHINA
SATYAM COMPUTER SERVICES.........................       SAY          ADR               Software               INDIA
SINA CORP .......................................       SINA         Common Stock      Internet               CHINA
SK TELECOM CO LTD................................       SKM          ADR               Telecommunications     SOUTH KOREA
SHANDA INTERACTIVE ENTER ........................       SNDA         ADR               Internet               CHINA
CHINA PETROLEUM & CHEM ..........................       SNP          ADR               Oil&Gas                CHINA
SOHU.COM INC ....................................       SOHU         Common Stock      Internet               CHINA
TOMMY HILFIGER CORP .............................       TOM          Common Stock      Apparel                HONG KONG
TAIWAN SEMICONDUCTOR ............................       TSM          ADR               Semiconductors         TAIWAN
UNITED MICROELECTRONICS .........................       UMC          ADR               Semiconductors         TAIWAN
WIPRO LTD........................................       WIT          ADR               Software               INDIA

ELIGIBLE COUNTRIES INCLUDE AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, LUXEMBOURG, NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM.

                                                        APPENDIX B
                                                  PROFUNDS ASIA 30 INDEX
                                                   AS OF MARCH 31, 2006

  NAME                                                   TICKER          TYPE                INDUSTRY           COUNTRY
  ===============================================       -------      ------------      --------------------   -----------
AU OPTRONICS CORP................................       AUO          ADR               Electronics            TAIWAN
BHP BILLITON LTD ................................       BHP          ADR               Mining                 AUSTRALIA
CNOOC LTD .......................................       CEO          ADR               Oil&Gas                HONG KONG
CHINA MOBILE HK LTD .............................       CHL          ADR               Telecommunications     HONG KONG
CHUNGHWA TELECOM CO LTD..........................       CHT          ADR               Telecommunications     TAIWAN
CREATIVE TECHNOLOGY LTD .........................       CREAF        Common Stock      Computers              SINGAPORE
CTRIP.COM INTERNATIONAL..........................       CTRP         ADR               Internet               CHINA
CHINA YUCHAI INTL LTD............................       CYD          Common Stock      Auto Parts&Equipment   SINGAPORE
FLEXTRONICS INTL LTD ............................       FLEX         Common Stock      Electronics            SINGAPORE
ICICI BANK LTD ..................................       IBN          ADR               Banks                  INDIA
INFOSYS TECHNOLOGIES ............................       INFY         ADR               Software               INDIA
KOOKMIN BANK.....................................       KB           ADR               Banks                  SOUTH KOREA
KOREA ELEC POWER CORP ...........................       KEP          ADR               Electric               SOUTH KOREA
KT CORP..........................................       KTC          ADR               Telecommunications     SOUTH KOREA
LG.PHILIPS LCD CO LTD............................       LPL          ADR               Electronics            SOUTH KOREA
NAM TAI ELECTRONICS INC..........................       NTE          Common Stock      Electronics            HONG KONG
NETEASE.COM INC..................................       NTES         ADR               Internet               CHINA
PACIFICNET INC...................................       PACT         Common Stock      Computers              HONG KONG
POSCO............................................       PKX          ADR               Iron/Steel             SOUTH KOREA
PETROCHINA CO LTD................................       PTR          ADR               Oil&Gas                CHINA
SATYAM COMPUTER SERVICES.........................       SAY          ADR               Software               INDIA
SINA CORP .......................................       SINA         Common Stock      Internet               CHINA
SK TELECOM CO LTD................................       SKM          ADR               Telecommunications     SOUTH KOREA
SHANDA INTERACTIVE ENTER ........................       SNDA         ADR               Internet               CHINA
CHINA PETROLEUM & CHEM ..........................       SNP          ADR               Oil&Gas                CHINA
SOHU.COM INC ....................................       SOHU         Common Stock      Internet               CHINA
TOMMY HILFIGER CORP .............................       TOM          Common Stock      Apparel                HONG KONG
TAIWAN SEMICONDUCTOR ............................       TSM          ADR               Semiconductors         TAIWAN
UNITED MICROELECTRONICS .........................       UMC          ADR               Semiconductors         TAIWAN
WIPRO LTD........................................       WIT          ADR               Software               INDIA

ELIGIBLE COUNTRIES INCLUDE AUSTRALIA, NEW ZEALAND, HONG KONG, INDONESIA, MALAYSIA, PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, THAILAND, INDIA, AND CHINA.

                                   APPENDIX C

                        DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P'S CORPORATE RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies the numerical mo difiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE'S CORPORATE BOND RATINGS:

     AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA ("DBRs") -- BOND AND LONG TERM DEBT RATINGS:

     AAA: Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

     AA: Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

     AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

     General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

     Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

     AA: High Grade. The price return characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes. DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS:

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA -- COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

     All three DBRS rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

     R-1 (high): Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an

"R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

     R-1 (middle): Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

     R-1 (low): Short term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

     TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated 'TBW-1'.

     TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

     AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

     AA: The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

     A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

     BB: While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

     B: Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

     CCC: Issues rate "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     CC-"CC": is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

     D: Default

     These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency."

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

                                       60